SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.3)

    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [_]

    Check the appropriate box:

    [X] Preliminary Proxy Statement

    [_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

    [_] Definitive Proxy Statement

    [_] Definitive Additional Materials

    [_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

  Filing By:

Beta Oil & Gas, Inc. (File No 000-25717)

    (Name of Registrant as Specified in Its Charter)

  Payment of Filing Fee (Check the appropriate box):

    [_] No fee required

    [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

  1) Title of each class of securities to which transaction applies:
    Beta Company common stock, par value $.001 per share.

  2) Aggregate number of securities to which transaction applies:
    2,250,000 shares

  3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         /1/ $6.74

  4) Proposed maximum aggregate value of transaction: $15,165,000

  5) Total fee paid: $ 0

    [X] Fee paid previously with preliminary materials

    [_]Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: $ 3,033

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

---------------------------------------------------------

/1/ Estimated pursuant to Rule 0-11(c)(1) and 0-11(a)(4) under the Exchange Act solely for the purpose of calculating the filing fee, based on the average of the high and low sale prices for shares of Beta Common Stock on the Nasdaq Small Cap Market on January 11, 2000 ($6.74 per share) multiplied by the 2,250,000 shares of Beta common stock to be issued in connection with the merger.

------------------------------------------------------------------------

[GRAPHIC BETA OMITTED][GRAPHIC

MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT

TO THE SHAREHOLDERS OF BETA OIL & GAS, INC

The board of directors of Beta Oil & Gas, Inc. has unanimously approved a merger with Red River Energy, Inc. designed to strengthen Beta’s position in the oil and gas industry and recommends that you approve the merger. The board of directors also unanimously approved the Beta Amended and Restated 1999 Incentive and Non-statutory Stock Option Plan and recommends that you vote to approve the stock option plan.

Upon completion of the merger, Red River shareholders will receive a total of 2,250,000 shares of Beta common stock in exchange for their shares of Red River common stock. Beta shareholders will continue to own their existing shares of Beta common stock. After the merger, the Red River shareholders will hold approximately 18‰ of Beta’s outstanding common stock.

We are requesting the shareholders of Beta to consent to the merger agreement and the stock issuance in the merger. In addition, we are asking you to approve the adoption of the Beta Amended and Restated 1999 Incentive and Non-statutory Stock Option Plan. We plan on obtaining such stockholder approval by the written consent of our shareholders owning a majority of Beta common stock on or before September 11, 2000 as permitted under Nevada law. This date may be extended by Beta’s management until no later than September 25, 2000. As such, we do not plan on holding a meeting of our shareholders to vote on these matters.

Please take the time to indicate your approval of the merger and the stock option plan by completing and mailing the enclosed consent forms to Beta Oil & Gas, Inc., 6120 S. Yale St., Suite 813, Tulsa, OK 74136. The consent forms are the printed cards which accompany this proxy statement. Instructions relating to the completion of the consent forms are inside.

/s/ Steve A. Antry

Steve A. Antry, President and Chairman
Beta Oil & Gas, Inc.

For a discussion of risks which you should consider in evaluating the merger see Risk Factors beginning on page__.

Neither the Securities and Exchange Commission nor any state securities regulators have approved or disapproved the Beta Oil & Gas, Inc. common stock to be issued under this proxy statement or determined if this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

This proxy statement dated August 98, 2000 was first mailed to shareholders on or about August 11,2000.

BETA OIL & GAS, INC.

6120 S. YALE ST. SUITE 813,

TULSA, OK 74136

REQUEST FOR CONSENT OF SHAREHOLDERS

IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF BETA OIL & GAS, INC.:

We are requesting that you sign and complete the separate consent forms enclosed with this document on or before September 11, 2000. You are requested to complete, sign on the printed card both on the front and reverse side containing the consent forms and return the printed card in the self addressed postage prepaid envelope to Beta Oil & Gas, Inc., 6120 S. Yale St., Suite 813, Tulsa, OK 74136. By completing and signing the enclosed consent forms, you will be approving:

1. The Agreement and Plan of Merger dated November 19, 1999 in which a wholly owned subsidiary of Beta will merge into Red River Energy, Inc., an Oklahoma corporation, and each outstanding share of Red River, will be converted into 2,250 shares of Beta common stock or a total of 2.25 million shares of Beta common stock, and Red River will become a wholly-owned subsidiary of Beta; and
2. the Beta Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan.

     Approval of the merger proposal is not conditioned on adoption of the stock option proposal. Adoption of the stock option proposal is not conditioned on approval of the merger proposal.

     Your board of directors believes that the merger is in the best interest of Beta and its shareholders. Your board has unanimously approved the merger and recommends that you vote for approval of the merger agreement. The board of directors also recommends that you vote to approve the Beta Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan. The accompanying proxy statement provides detailed information concerning the merger and the stock option plan.

     Your consent is important. The approval of the merger agreement and the stock option plan by a majority of Beta shareholders is required under Beta's bylaws and The Nasdaq Stock Market. Please complete, date and sign on the front and reverse side the accompanying printed card containing the consent forms and return them promptly in the enclosed envelope. If you do not complete and return your consent forms, you will, in effect, be voting against such proposals. If you sign and return the enclosed printed card but fail to designate whether you are consenting to or withholding consent to either of the proposals, you will be considered to have consented to and voted for that proposal. If you wish to consent to one but not the other proposal, you must return the consent form and indicate to which proposal you are consenting. Once we receive your consent, you may not revoke it. If your shares are held in street name, the broker will not have discretionary authority to consent to the proposals unless instructed to do so in writing signed by you.

By Order of the Board of Directors, /s/ Steve A. Antry Steve A. Antry President and Chairman

August 9, 2000

                                                 Table of Contents

                                                                                              Page
                                                                                              ----

QUESTIONS AND ANSWERS ABOUT THE BETA/RED RIVER MERGER
            AND THE STOCK OPTION PLAN..........................................................1

SUMMARY........................................................................................
     The Companies.............................................................................
     Beta......................................................................................
     Red River.................................................................................
     The Merger................................................................................
     Shareholders' Consent.....................................................................
     Terms of the Merger Agreement.............................................................
     Comparative Per Share Market Price Information............................................
     Risk Factors..............................................................................
     Comparative Shareholder Rights............................................................
     Listing of Beta Commons Stock.............................................................
     The Stock Option Plan.....................................................................
     Summary Financial Data for Beta...........................................................
     Summary Financial Data of Red River.......................................................
     Selected Unaudited Pro Forma Combined Financial Data of Beta and Red River................

RISK FACTORS...................................................................................

WHERE YOU CAN FIND MORE INFORMATION............................................................

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS...........................................

REQUEST FOR CONSENT OF BETA SHAREHOLDERS.......................................................
     Purpose...................................................................................
     Recommendation of Beta Board..............................................................
     Record Date; Voting Rights................................................................
     Exercise of Consent.......................................................................
     Cost of Requesting Consents...............................................................
     Required Consents.........................................................................
     Share Ownership of Management.............................................................

PROPOSAL FOR CONSENT TO THE AGREEMENT AND
        PLAN OF MERGER DATED NOVEMBER 19, 1999
                THE MERGER.....................................................................
     General...................................................................................
     Background of the Merger..................................................................
     Beta's Reasons for The Merger; Recommendation of its Board of Directors...................
     Red River's Reasons for The Merger; Recommendation of its Board of Directors..............
     Material Federal Income Tax Consequences..................................................
     Interest of Red River Management in the Merger............................................
     Percentage Ownership Interest of Red River Shareholders After the Merger..................
     Appraisal Rights..........................................................................
     Resales of Beta Common Stock..............................................................

THE MERGER AGREEMENT...........................................................................
     General...................................................................................
     Conditions to the Merger..................................................................
     Representations and Warranties............................................................
     Survival..................................................................................
     Conduct of Business Prior to Closing Date.................................................
     Pre-Closing Mutual Covenants..............................................................
     No Solicitation of Other Proposals........................................................
     Arbitration...............................................................................
     Termination...............................................................................
     Consequences of Termination...............................................................
     Amendments................................................................................
     Post Closing Covenants....................................................................
     Registration of Shares of Beta Common Stock...............................................

PRINCIPAL SHAREHOLDERS OF BETA.................................................................

DESCRIPTION OF BETA'S CAPITAL STOCK............................................................
     Common Stock..............................................................................
     Stockholder Action........................................................................
     Possible Anti-Takeover Effects of Authorized but Unissued Stock...........................
     Other Anti-Takeover Provisions............................................................
     Certain Charter and Bylaws Provisions.....................................................
     Stockholder Meetings and Other Provisions.................................................
     Transfer Agent and Registrar..............................................................
     Certain Provisions of the Beta Bylaws.....................................................

COMPARISON OF THE RIGHTS OF HOLDERS OF BETA COMMON STOCK
        AND RED RIVER COMMON STOCK.............................................................
     General...................................................................................
     Dividends.................................................................................
     CumulativeVoting..........................................................................
     Size of Board of Directors................................................................
     Removal of Directors......................................................................
     Filling Vacancies on the Board of Directors...............................................
     Special Meetings of Shareholders..........................................................
     Stockholder Action by Written Consent.....................................................
     Inspection of Books, Records and Shareholders List........................................
     Amendment of Certificate or Articles of Incorporation.....................................
     Amendment of Bylaws.......................................................................
     Approval of Asset Sales and Mergers.......................................................
     Dissolution...............................................................................
     Indemnification of Directors and Officers.................................................
     Limitation of Personal Liability of Directors.............................................
     Business Combinations Involving Interested Shareholders...................................
     Stock Purchases...........................................................................
     Transactions Involving Officers, Directors and Employees..................................
     Dissenters' Appraisal Rights..............................................................

MARKET PRICES..................................................................................
     Beta Common Stock.........................................................................

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS....................................
     Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Balance Sheet as

        of March 31, 2000..................................................................

  Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Statement of

Operations For the Year Ended December 31, 1999..........................................

     Beta Oil & Gas, Inc. Unaudited Pro Forma Combined Condensed Statement of
        Earnings For the Three Months Ended March 31, 2000..................................

BETA OIL & GAS, INC. NOTES TO UNAUDITED PRO FORMA
        CONDENSED COMBINED FINANCIAL STATEMENTS................................................

GLOSSARY.......................................................................................

BUSINESS OF BETA...............................................................................
     General...................................................................................
     Technology................................................................................
     Summary of Oil and Gas Operations.........................................................

PROPERTIES OF BETA.............................................................................
     Yegua/Frio/Wilcox Trend 3-D Seismic Joint Venture, Jackson County, Texas..................
     Transition Zone Project...................................................................
     Norcal Project, Onshore San Joaquin and Sacramento Basins.................................
     International.............................................................................
     Additional Projects Under Review..........................................................
     General...................................................................................
     Company Reserves..........................................................................
     Well Statistics...........................................................................
     Acreage Statistics........................................................................
     Drilling Activity.........................................................................
     Subsequent Drilling Activity..............................................................
     Competition...............................................................................
     Employees.................................................................................
     Premises..................................................................................
     Litigation................................................................................
     Beta's Management Discussion and Analysis of Financial Condition
               And Results of Operations.......................................................

INFORMATION ABOUT RED RIVER....................................................................
     Business of Red River.....................................................................
     Oil and Gas Properties....................................................................
     Legal Proceedings.........................................................................
     Management of Red River...................................................................

     Principal Shareholders of Red River.......................................................

     Red River's Management Discussion and  Analysis of Financial Condition
               And Results of Operations ......................................................

                                        ......................................................

ADDITIONAL PROPOSAL FOR THE BETA SHAREHOLDERS
        CONSENT TO THE ADOPTION OF THE AMENDED AND RESTATED
                 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.............................

STOCKHOLDER PROPOSALS..........................................................................

INDEPENDENT ACCOUNTANTS........................................................................

EXPERTS

LEGAL OPINIONS.................................................................................

ANNEX A   AGREEMENT AND PLAN OF MERGER.........................................................A-1

ANNEX B   RED RIVER ENERGY, INC. AND SUBSIDIARIES CONSOLIDATED

        FINANCIAL STATEMENTS...................................................................B-1

ANNEX C   BETA OIL & GAS, INC. AND SUBSIDIARIES CONSOLIDATED

        FINANCIAL STATEMENTS...................................................................C-1

ANNEX D   ONEOK RESOURCES COMPANY STATEMENTS OF REVENUES AND
        DIRECT OPERATING EXPENSES OF CERTAIN PROPERTIES SOLD TO
        RED RIVER ENERGY, INC..................................................................D-1

ANNEX F   BETA OIL & GAS, INC. BETA AMENDED AND RESTATED
        1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN......................................F-1

                               QUESTIONS AND ANSWERS ABOUT THE BETA/RED RIVER MERGER
                                             AND THE STOCK OPTION PLAN

Q: Why are the companies proposing the business combination?    Q: What is required to approve the merger and the stock
                                                                    option plan?
A: We believe that the combined strengths of the two
    companies will provide enhanced value to our shareholders   A: The written consent by the shareholders owning a
    through the addition of proved developed reserves in            majority of the issued and outstanding shares of Beta
    diverse locations and formations where we are not               to the merger and the stock option plan is required
    currently located, greater management experience and            under applicable law.  Such approval is a condition
    control in the operation of exploratory and                     for closing the merger and approving the stock option
    underdeveloped prospects as well as developed properties,       plan.
    a more predictable income stream and diversification of
    risks.  We believe that our combined strengths will         Q: What do I need to do now?
    enable us to compete more effectively in the domestic
    markets where our interests in properties are currently         A: After reviewing this proxy statement, just sign
    located.                                                        each of the enclosed consent forms and mail them in
                                                                    the enclosed return envelope as soon as possible .
Q: Please explain the exchange ratio.                               You may indicate your vote by placing a check mark
                                                                    inside either the box for "Consents" or the box for
A: Red River shareholders will receive a total of 2.25              "Withholds Consent" on the enclosed consent forms.  If
    million shares of Beta common stock in exchange for their       you sign and return the enclosed consent forms to the
    shares of Red River common stock. After the merger, the         Company without checking either of these boxes, such
    Red River shareholders will own approximately 18.4‰      consent forms will be treated as though you consented
    of the total outstanding shares of Beta common stock.           to both the proposed  merger and the adoption of the
                                                                    stock option plan.  Once we receive your consent, it
Q: Will I be able to sell my shares of Beta common stock?           may not be revoked.  The board of directors of Beta
                                                                    unanimously recommend voting in favor of the proposed
A: Beta common stock, is listed on the Nasdaq Small Cap             merger and the stock option plan.
    Market and unless you are subject to special restrictions
    your stock is freely tradable.                                  Approval of the merger proposal is not conditioned on
                                                                    adoption of the stock option proposal.  Adoption of
Q: Who can consent to the merger and the stock option plan?         the stock option proposal is not conditioned on
                                                                    approval of the merger proposal.  A separate consent
A: Only holders of record of the Beta common stock and the          form is provided for approval of each of the merger
    Red River common stock as of the close of business              agreement and the stock option plan.
    on July 17, 2000 will be entitled to consent to the
    merger and approve the merger agreement and the stock           If you are opposed to either the merger or the stock
    option plan.                                                    option plan, you do not need to return the consent
                                                                    form for that proposal.
    The shares of Beta common stock have been issued in the
    names of the Red River shareholders but are being held in
    escrow by a third party escrow agent.  The 2,250,000
    escrowed shares will not be voted by the escrow agent for
    either of the proposals.

                               QUESTIONS AND ANSWERS ABOUT THE BETA/RED RIVER MERGER
                                             AND THE STOCK OPTION PLAN
                                                    (Continued)

Q: If my shares are held in “street name” by my                  Q: When do you expect the merger to be completed?
    broker, will my broker be entitled to consent on
    my behalf?                                                   A: We expect to complete the merger as soon as
                                                                     possible after receiving written consent from
A: Your broker will be entitled to complete and sign                 the shareholders owning a majority of the
    the Consent Form with respect to the number of                   issued and outstanding shares of Beta, but not
    shares beneficially owned by you only if you                     earlier than September 11, 2000.  We are requesting
    provide your broker with instructions regarding                  such consents be returned by no later than
    your preference to consent to, or withhold                       September 11, 2000.
    consent as to, the merger, the merger agreement
    and the stock option plan.                                   Q: Whom should I call if I have any questions?
Q: Should I send in my stock certificate now?                    A: Beta shareholders who have questions about
                                                                     the    merger may call and speak to any Beta
A: No. Beta shareholders will keep their current                     corporate officer at (800) 866-8055.
    certificates. Red River shareholders will receive
    stock certificates for the Beta shares at closing.

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger more fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document. The merger agreement is attached as Annex A. We encourage you to read the merger agreement. It is the legal document that governs the merger. The stock option plan is also attached as Annex D and we encourage you to read it.

The terms "Beta", "we", "us" and "our" as used throughout this proxy statement refer to Beta Oil and Gas, Inc. References to "Red River" mean Red River Energy, Inc. and its wholly owned subsidiary, Red River Energy, LLC.

   The Companies                                              in the L.L.C. for shares of stock in Red River
                                                              Energy, Inc.  As a result, Red River Energy,
   Beta (see pages ____)                                      L.L.C. became a single member limited
                                                              liability company which is wholly owned by Red
   Beta is an oil and gas company organized in June           River Energy, Inc.  Most of the Red River
   1997 to participate in the exploration and                 assets are held by and the operations
   production of natural gas and crude oil.  Our              conducted by Red River Energy, L.L.C.  Red
   operations are currently focused in proven oil and         River's operations to date have consisted
   gas producing trends primarily in South Texas,             primarily of the acquisition and operations of
   Louisiana and Central California.  Our wholly              producing oil and gas properties in central
   owned subsidiary, BETAustralia, LLC, participates          Oklahoma and drilling and development
   in the exploration for oil and gas in Australia.           operations involving coal bed methane reserves
                                                              in eastern Oklahoma.  Red River also owns a

   To date, we have relied almost exclusively on              natural gas gathering system, which is a
   joint ventures with qualified operating oil and            system of pipelines which carry natural gas
   gas companies to operate our projects through the          from producing gas wells in a particular area
   exploratory and production phases.  This has               to a connection point on a main pipeline.
   reduced general and administrative costs necessary
   to conduct operations.  As of the date of this             Its principal focus is on the acquisition of
   document, we were operating only one of our                desirable producing oil and gas properties,
   projects.                                                  with the intent of enhancing the production

                                                              and revenues from the properties through

   We believe that 3-D seismic surveys have reduced           efficient operations, aggressive marketing
   the risk of oil and gas exploration in certain             efforts, drilling on available development
   areas.  Recognizing this change, we have                   locations and conducting workover and enhanced
   participated in the acquisition of prospective             recovery operations.
   acreage blocks for targeted, proprietary, 3-D
   seismic surveys.  From the data generated by the           On June 15, 2000, Red River completed an acquisition
   initial proprietary seismic surveys, covering 313          of producing oil and gas properties from ONEOK
   square miles, we have identified in excess of              Resources for an adjusted purchase price of
   200 potential drillsites.                                  approximately $5.6 million.

                                                              Red River has a management team with substantial experience in the evaluation, acquisition, operation and

   Red River (see pages ____)                                 marketing of oil and gas reserves.  At June 5, 2000,

                                                              Red River had 14 full-time employees, including
                                                              7 professionals with a combined total of 120
                                                              years of experience in the oil
   Red River Energy,     L.L.C.  was formed in 1997           and gas business.  It is expected that after
   and commenced operations in early 1998.                    the merger, these persons will all continue to
   In November 1999, the members of Red                       be employed  by Red River, which will be
   River Energy, L.L.C. exchanged their interests             renamed Beta Operating Company, and will act
                                                              primarily as the producing property
                                                              acquisition and operating team of Beta.

   The Merger (see pages ____)                                Material Federal Income Tax Consequences.  The
                                                              merger is intended qualify as a

   General.  In the merger, Beta Acquisition Company,         “reorganization” within the meaning of Section
   our wholly owned subsidiary, will merge into Red           368(a) of the Internal Revenue Code of 1986,
   River, with Red River being the surviving                  as amended.  As such a reorganization,
   company.  Following the completion of the merger,          generally no gain or loss will be recognized
   Red River will be a wholly-owned subsidiary of             for United States federal income tax purposes
   Beta, and each of the 1,000 shares of Red River            by the shareholders of Red River upon the
   common stock will be converted into 2,250 shares           exchange of their Red River common stock for
   of Beta common stock. Beta will issue a total of           shares of Beta common stock in the merger.
   2,250,000 shares of Beta stock to the Red River            Shareholders of Red River are urged to consult
   shareholders.                                              their own tax advisors regarding the specific
   Recommendation of the Beta Board.  The Beta board          tax consequences to them of the merger,
   of directors believes that the proposed merger and         including the application of state, local and
   the share issuance are fair to and in the best             foreign tax laws, as well as federal tax laws.
   interests of Beta and its shareholders and has
   unanimously approved the merger agreement. The             Accounting Treatment.  The merger is intended
   Beta board unanimously recommends that the                 to be accounted for as a purchase
   shareholders of Beta vote in favor of the adoption         under applicable accounting rules.
   of the merger agreement and the merger.
   Exchange of Stock Certificates. At the closing of          Record Date. You may vote for approval of the
   the merger, each Red River stockholder will                merger by written consent if you owned Beta
   receive a certificate representing the number of           common stock on June 5, 2000, the
   shares of Beta common stock into which the Red             record date.  You may cast one vote for each
   River stockholder's shares have been converted.            share you own.

   Appraisal Rights. Beta shareholders are not                Directors and Officers of Beta After Merger.
   entitled to appraisal rights under Nevada Law.             The board of directors after the merger will
   Since the Red River shareholders have signed the           consist of six directors, including Rolf N.
   merger agreement and have therefore committed to           Hufnagel, who as President of Red River is
   approve the merger agreement, they will not be             required under the merger agreement to be
   entitled to exercise appraisal rights they would           appointed as an additional director of Beta.
   otherwise have.                                            Mr. Hufnagel was elected as a director

                                                              at our annual meeting of shareholders held
                                                              June 24,2000.  Mr. J. Chris Steinhauser,
                                                              a former director and Chief Financial Officer of
                                                              Beta, has resigned as an officer and did not stand for re-election to the Beta board of directors. The other officers of Beta after the merger will continue to be the same
                                                              persons serving in the same positions as of
                                                              the date of this document, except that
                                                              Joseph L. Burnett has been elected as
                                                              Chief Financial Officer for Beta.

   Shareholders' Consent (see page ____)                      Conditions to the Merger.  The completion of
                                                              the merger depends upon the satisfaction of

   Approval of the merger agreement and the merger            various conditions unless otherwise waived,
   which upon completion will result in the issuance          which include          :
   of shares of Beta common stock to the Red River
   shareholders will require the written consent of           |X|      requisite approval of the merger
   the holders of a majority of the issued and                     agreement and the merger by our
   outstanding shares of Beta common stock. Our                    shareholders
   management and employees own 25 % of the issued                             ;
   and outstanding Beta common stock and will consent
   to the adoption of the merger agreement and the
   merger. All of the Red River shareholders signed
   the merger agreement and agreed to vote their
   shares in favor of the merger.

   Once we receive your consent, it is not revokable.         |X|      no party has intentionally and
                                                                   fraudulently misrepresented or willfully
                                                                   breached any material representation or
                                                                   warranty made to the other party as set
   Terms of Merger Agreement                                       forth in the merger agreement; and

   (see pages _________)                                      |X|      absence of any litigation, action or
                                                                   proceeding whether pending or threatened

   The Agreement and Plan of Merger is attached to                 before any consent or governmental agency
   this document as Appendix A.  You are encouraged                seeking to restrain or prohibit the
                    ----------
   to read the merger agreement in its entirety as it
   is the legal document which will govern the merger.

   General.  The merger agreement provides that our                                                    ;
   wholly owned subsidiary, Beta Acquisition Company,
   Inc., an Oklahoma corporation will be merged with
   and into Red River.  The name of the surviving
   corporation will be changed to Beta Operating
   Company.  As a result of the merger, the Red River
   shareholders will receive 2,250 shares of Beta
   common stock for each share of Red River common
   stock owned by them or a total of 2,250,000 shares
   of Beta common stock.

   In addition, we will execute a guaranty of Red
   River's indebtedness to the Bank of Oklahoma in
   substitution of the personal guarantees of the Red
   River shareholders.  The Red River shareholders
   have personally guaranteed approximately
   $3,000,000 of the total $13,300,000 of
   indebtedness to the Bank of Oklahoma.                      Solicitation.  Until completion or termination

                                                              of the merger, the Red River shareholders and
                                                              Red River are not permitted to enter into,
                                                              request, solicit or engage in any discussions,
                                                              negotiations, understandings or agreements
                                                              with anyone other than Beta or its subsidiary
                                                              relating to the merger consolidation or sale
                                                              of Red River or its stock, properties and
                                                              assets other than in the ordinary course of
                                                              business.

   Terms of Merger Agreement                                   Termination.  The merger agreement may be
   (Continued)                                                 terminated by written notice under certain

                                                               circumstances as follows:

   Registration of Shares.  We are obligated under the

   Merger Agreement to register the 2.25 million               |X|      the mutual consent of the parties;
   shares of Beta common stock which will be issued to
   the Red River shareholders upon completion of the           |X|      a party if the other party shall have
   merger.  Such registration shall permit the resale               fraudulently and intentionally
   in the market from time to time of such shares by                misrepresentated
   the Red River Shareholders or certain of their                                   any representation of a
   assignees.  We are required to prepare and file                  material nature or willfully breached any
   such registration statement by no later than                     material    warranty made in the merger
     June 30, 2000 and we expect that it will be filed              agreement and the misrepresentation or
   very shortly after this proxy statement is first                 breach
   mailed to our shareholders.  We are further
   required to use our best efforts to have the
   registration statement declared effective promptly               has not been cured within the earlier of
   after such filing, although we have no control over              30 days after notice of the
   the timing of the effectiveness of such                          misstatementmisrepresentation or breach
   registration statement.                                          or the date of closing of the merger
                                                                    agreement; or
                                The Red River
   Shareholders have agreed to suspend any sales of            |X|      either party if the merger is not
   their shares under                                               completed on or prior to      December
                   the registration statement                       31, 2000 so long as such party is not the
                         if there exist certain                     cause for such failure of completion;
   conditions which we consider would be significantly
   disadvantageous to us due to, among other
   conditions, the existence of a material financing
   or other matured transaction not publicly disclosed
   or the unavailability of required financial
   statements beyond our control.  Any such suspension
   shall continue until such disadvantageous condition
   is removed or 60 consecutive days or 180 days in
   any 12 month period.

   The Red River Shareholders are also given piggyback
   registration rights which obligates Beta to include
   their shares in any subsequent registration
   statement filed by Beta with the Securities                 Comparative Per Share Market Price Information
   Exchange Commission.                                        (see page ____)

   Fees and Expenses.  Each party to the merger

   agreement is required to pay its own expenses,              Beta common stock is listed on the Nasdaq
   including attorneys' fees and costs if the merger           National Market under the symbol "BETA".  On
   is completed or the merger agreement is terminated
   by mutual consent or the merger is not completed by         November 18, 1999, the last full trading day
        December 31, 2000.                                     on the Nasdaq Small Cap Market prior to the
                                                               public announcement of the proposed merger,
                                                               Beta common stock closed at $8 1/8 per share.
                                                               On June 5, 2000, Beta common stock
                                                               closed at $8 7/8 per share.

   Risk Factors (see pages _________)                          Listing of Beta Common Stock
                                                               (see pages __________)
   In evaluating the proposed merger under the merger
   agreement, the shareholders of Beta and the Red             As a condition of the merger agreement, we
   River Shareholders should consider in their                 will list the shares of Beta common stock to
   entirety the various risk factors discussed on              be issued in the merger on the Nasdaq
   pages ____ through ____ of this document, including         National Market System if we
   among other factors:                                        are then qualified for listing on that stock
                                                               exchange.
   •             the possible inability of
        integrating the independent operations of Beta
        and Red River and realizing the benefits of

        the merger;                                            The Stock Option Plan

                                                                (see pages _____________)

                                                               In addition to approving the merger agreement
   •      the dilution which will be experienced by          and the merger, each holder of Beta common
        our shareholders following the merger;                 stock is being asked to consent to the
                                                               adoption of Beta's Amended and Restated 1999

                                                               Incentive and Nonstatutory Stock Option Plan.
                                                               The stock option plan was adopted by our board
                                                               of directors on August 27, 1999 for the
                                                               benefit of our employees.  A total of 700,000
                                                               shares of Beta common stock representing
                                                               7.4% of the issued and outstanding Beta
                                                               common stock on the date of this document have
                                                               been reserved for issuance upon exercise of
                                                               the options to be granted under the stock
                                                               option plan to our employees, officers and
                                                               directors as incentive compensation to
                                                               encourage them to contribute to our future
                                                               success through their collective efforts.

  •      the need by the combined company for

        additional financing in the immediate future           The terms of the stock option plan are
        to fund its growth and the uncertainty of its          discussed on the pages listed above.  Stock
        ability to raise such financing.                       options which may be exercised immediately

                                                               upon shareholder consent for a total of 97,500

   •      the exposure of the properties of the              shares of Beta common stock have been granted
        combined company to wider price fluctuations           to a total of 6 employees.  Of this amount,
        in production than has been experienced by             stock options for a total of 95,000 shares of
        Beta during the past few years as a result of          Beta common stock have been granted to our
        Red River's larger emphasis on oil production;         officers and directors.

   •   the higher ratio of operating expenses to          The exercise price of the stock options will
        revenues which the combined company will               be no less than the fair market of Beta common
        experience due to the more mature nature of            stock as quoted on the over-the-counter market
        Red River's oil and gas properties; and                at the close of market on the date each such

                                                               stock options are granted to the optionees.

   •      the uncertainty of the commercial
        viability and profitability of Red River's
        coal bed methane interests.

   •   the fact that we are acquiring Red
        River for a consideration equal to $10.75
        per barrel equivalent which is a price
        significantly higher than the market value
        of Red River's proved reserves.

  •    the fact that we did not engage a separate
        engineering firm to evalue the proved and
        unproved reserves of Red River and there has
        been no third party engineering firm assessment
        of the unproved reserves of Red River.

Summary Financial Information for Beta

The following table presents selected historical financial data for Beta derived from Beta's Financial Statements. The following data is only a summary and should be read with Beta historical financial statements and related notes contained in this document. These financial statements provide further information about significant events that impacted Beta's financial condition.

                               For the
                               period
                               from           The year      The year
                               inception        ended         ended       The three     The three
                               (June 6,       December      December    months ended      months
                               1997) to       31, 1998     31, 1999       March 31,    ended March
                               December                                     1999         31, 2000
                                31, 1997
                                                          ---------------------------- -------------
                               ------------- ------------
                                                                         (Unaudited)   (Unaudited)
Revenues
        Oil and gas sales     $     -       $     -      $    1,199,480$       29,664 $     940,250
                               ------------- ------------ ---------------------------- -------------

Costs and expenses:
         Lease operating            -             -              81,538         9,035        33,888
expense
         General and                245,452      746,769      1,418,240       258,245       489,633
administrative
         Impairment expense         -          1,670,691      1,224,962       -             -
         Depreciation and             1,530       11,883        914,233        12,415       561,072
depletion expense
                               ------------- ------------ ---------------------------- -------------
                Total costs         246,982    2,429,343      3,638,973       279,695     1,084,593
and expenses
                               ------------- ------------ ---------------------------- -------------

Loss from operations              (246,982)  (2,429,343)    (2,439,493)     (250,031)     (144,343)

Other income and (expense):

        Interest expense            -             -         (2,966,651)     (466,348)       (1,096)

        Interest income              45,409       44,843         21,741         2,275        20,013

                               ------------- ------------ ---------------------------- -------------
Net loss                      $   (201,573) $(2,384,500) $  (5,384,403)$    (714,104) $   (125,426)
                               ============= ============ ============================ =============

Basic and diluted loss per    $       (.05) $     ($.37) $       ($.66)$      ($0.10) $     ($0.01)
common share
                               ============= ============ ============================ =============

Dividends per common share    $     -       $     -      $      -      $      -      $      -
                               ============= ============ ============================ =============

Book value per common share   $        1.63 $       1.89 $         2.19$         2.03 $        2.24
                               ============= ============ ============================ =============

                                          December      December        December       March 31,
                                             31,           31,             31,           2000
                                            1997           1998           1999
                                         ------------   -----------    ------------   ------------
                                                                                      (Unaudited)

Working capital..................      $    3,117,351  $   (96,457)  $    2,034,268  $    2,847,116
Oil and gas properties, net......      $    5,900,794  $ 13,183,304  $   18,104,598  $   18,047,061
Total assets.....................      $    9,921,057  $ 13,618,471  $   20,881,475  $   21,818,227
Total long term debt.............      $       -       $     -       $       27,939  $       21,139
Total liabilities................      $      870,847  $    319,129  $      293,238  $      238,952
Shareholder's equity.............      $    9,050,210  $ 13,299,342  $   20,588,237  $   21,579,275

Summary Financial Information of Red River

The following table presents selected historical financial data for Red River derived from Red River's Financial Statements. The following data is only a summary and should be read with Red River historical financial statements and related notes contained in this document. These financial statements provide further information about significant events that impacted Red River's financial condition.

                                              The year       The year
                                                ended          ended         The three      The three
                                               December       December     months ended   months ended
                                               31, 1998       31, 1999       March 31,      March 31,
                                                                               1999           2000
                                             -------------  -------------  -------------- --------------
                                                                            (Unaudited)    (Unaudited)

       Revenues:                            $     865,356  $   3,188,758  $      499,635 $    1,109,347
                                             -------------  -------------  -------------- --------------

       Costs and expenses:
                Operating costs                   316,533      1,296,775         315,624        379,201
                General and administrative        685,573        980,627         261,074        329,281
                Depreciation and depletion        182,747        586,095          97,892        176,321
       expense
                                             -------------  -------------  -------------- --------------
                       Total costs and          1,184,853      2,863,497         674,590        884,803
       expenses
                                             -------------  -------------  -------------- --------------

       Income  (loss) from operations           (319,497)        325,261        (174,955)        224,544

       Other income and (expense):
           Gain (loss) on sale of fixed          (20,000)          2,438           2,438         -
       assets

               Interest expense                 (168,851)      (512,264)       (104,757)      (151,761)

               Other, net                         (1,318)        -                   214        -

                                             -------------  -------------  -------------- --------------
       Net Income (loss)                    $   (509,666)  $    (184,565) $     (277,060) $       72,783
                                             =============  =============  ============== ==============

       Basic and diluted loss per common    $    (509.66)  $     (184.57) $     (277.06) $          7.15
       share
                                             =============  =============  ============== ==============

       Dividends per common share           $        -     $        -     $      -       $      -
                                             =============  =============  ============== ==============

       Book value per common share          $      730.25  $      562.27  $       514.79 $       635.05
                                             =============  =============  ============== ==============

                                               December        December       March 31,
                                                  31,             31,           2000
                                                  1998           1999
                                               -----------    ------------   ------------
                                                                             (Unaudited)
       Working capital                       $   (92,758)  $   (1,963,547)  $ (1,964,424)
       Oil and gas properties, net           $  6,230,565  $    8,057,930   $  8,147,447
       Total assets                          $  7,658,080  $   10,969,027   $ 11,172,945
       Long-term debt                        $  6,421,095  $    7,767,386   $  7,742,804
       Total liabilities                     $  6,927,835  $   10,406,758   $ 10,537,893
       Stockholder's equity                  $    730,245  $      562,269   $    635,052

Selected Unaudited Pro Forma Combined Summary Financial Data
of Beta and Red River

The merger is intended to be accounted for using the purchase method of accounting, which means that for future accounting and financial reporting purposes, we will treat our companies as a combined company commencing on the date the merger is effective.

The following unaudited pro forma combined summary financial data is presented to reflect the merger under the Agreement and Plan of Merger and the acquisition of the ONEOK properties under the purchase and sale agreement between Red River and ONEOK Resources Company on (1) the unaudited historical balance sheet data as of March 31, 2000, and (2) the unaudited historical statements of operations data for the year ended December 31, 1999 and the three months ended March 31, 2000 of Beta and Red River.

The selected pro forma balance sheet data gives effect to this transaction as if it had taken place on March 31, 2000. The selected pro forma combined statements of operations data reflects this transaction as if it had taken place at the beginning of the period presented.

For financial accounting purposes, it is expected that the merger will be accounted for using the purchase method of accounting. Therefore, Beta's cost to acquire Red River, calculated to be $14.455 million assuming an average Beta common stock price of $6.38 per share with 2,250,000 shares issued to the stockholders of Red River, will be allocated to the assets acquired and liabilities assumed according to their fair values.

The ONEOK properties were acquired on June 15, 2000 for total consideration of $5,608,809, subject to additional post-closing adjustment for the final accounting of net revenues and operating expenses from the effective date to the closing. Such adjustment will be determined within 90 days after closing. The acquisition of the ONEOK properties was funded through additional borrowings under the Red River line of credit. In connection with the merger, Beta and Red River will incur approximately $100,000 (pre tax) in nonrecurring merger costs related to legal, accounting, consulting and other costs. These costs are included in the total purchase price noted above.

The pro forma information also does not reflect any additional expenses or any cost savings and other synergies anticipated by Beta's management as a result of the merger. The companies may have performed differently if they had actually been combined. You should not rely on the pro forma information as being indicative of the actual historical results that we would have had or the future results that we will experience after the merger.

Summary Unaudited Pro forma Financial Information
For the Combined Company

                                                             December 31,    March   31,
                                                              1999          2000
                                                         -------------  -----------
             Selected unaudited pro forma combined
             financial data
                  Revenues..........................     $   6,475,622  $ 2,707,207
                  Net income (loss).................     $  (8,027,996)  (2,513,317)
                  Total assets......................     $        -     $49,627,000
                  Long term debt....................     $              $13,372,752

             Comparative per share data

                  Beta historical
                  Earnings per share-basic and diluted..$        (.66)  $    (0.01)
                  Dividends per common share........... $     -         $    -
                  Book value per share.........         $               $     2.24

                  Red River historical
                  Earnings per share-basic and diluted. $     (184.57)  $    72.78
                  Dividends per common share........... $     -         $    -
                  Book value per share..............    $               $   635.05

                  Beta pro forma combined
                  Earnings per share-basic and diluted. $       (.77)  $      0.21
                  Dividends per common share........... $     -        $    -
                  Book value per share................. $              $    $ 2.79

                  Red River pro forma equivalent
                  Earnings per share-basic and diluted. $  (1,746.033  $   1,130.20
                  Dividends per common share........... $     -        $    -
                  Book value per share................. $              $  6,279.71

RISK FACTORS

     In deciding whether to approve the merger, there are a number of risks, some of which are inherent in the oil and gas industry, which you should consider in connection with the merger and the acquisition of shares of Beta common stock following the merger. You should carefully consider these risks along with the other information contained in this document. The risks discussed below should not be considered as exhaustive of all of the risks which may be involved in the merger and the acquisition of such shares. You should also refer to the cautionary note regarding "Forward Looking Statements" on page ______.

     We may not succeed in integrating the separate and independent operations of Beta and Red River and realize the benefits we are seeking in the merger.

     Realization of the benefits sought from the merger will depend upon the ability of Beta and Red River as a combined company to integrate successfully the separate management, properties, activities and operations as currently in place. We may not be able to integrate our operations with those of Red River without the loss of key employees, customers or suppliers; loss of revenues; increases in operating or other costs; or other difficulties which may arise as a result of the merger. If we are unable to better utilize the revenues of the two companies on a combined basis as compared to the separate revenues of each company on a stand alone basis and achieve integration in a timely and coordinated manner, the financial condition, operating results and cash flow of either or both companies to the merger could be adversely affected. We may not be able to realize the operating efficiencies and other benefits sought from the merger.

     Red River's properties have tended to be more susceptible to wider variations in the pricing of production from its properties than experienced by Beta during the past few years.

     Historically, Red River has derived over 20% of its revenues from the production of oil. This percentage will increase to approximately 40% as a result of Red River's acquisition of the ONEOK Properties described under Information About Red River - Oil and Gas Properties and Red River's Management Discussion and Analysis of Financial Condition and Results of Operations - Plan of Operation for 2000. Beta only derives 4% of its revenues from oil. While the prices for both oil and gas have been very volatile during the past several years, the prices of oil have tended to fluctuate within a wider range than the prices of natural gas during the past 12 months. For example, the quoted price for a near month contract barrel of "West Texas Intermediate" crude oil on the New York Mercantile Exchange on March 14, 1999 was $32.02 and had ranged between a high of $34.37 per barrel to a low of $13.03 per barrel during the preceding 12 months. This represents a price variation of approximately 163% during the 12 month period. The Henry-Hub natural gas price as quoted on the New York Mercantile Exchange during the same period has fluctuated from a high of approximately $2.88 per Mcf. to a low of approximately $2.02 per Mcf, or a price variation of 43% during such period.

     As a result of the merger, Beta will be more susceptible to the larger variations in oil prices as compared to the relatively smaller price swings experienced with natural gas.

     Because Red River's oil and gas properties are more mature than Beta's oil and gas properties, the costs of operating Red River's properties as a percentage of revenues generated from its properties is higher than the expense/revenue ratio as regards Beta's oil and gas properties.

     Substantially all of Red River's oil and gas properties have been on production for more than 40 years. All Beta's producing oil and gas properties have been on production for a year or less. Since the production from oil and gas wells declines over time and since many of the costs of operating these wells are fixed costs, the operating costs for older wells tend to be a much higher percentage of the revenues from those wells. Red River's properties also produce substantially higher volumes of saltwater than the Beta properties. This higher water production will not be able to be lowered significantly and will probably increase significantly in the future when recompletions are performed on the wells, This will increase the operating costs of the Red River properties even further. Red River's operating expenses were 40% of oil and gas revenues for 1999. By contrast, Beta's operating expenses were 7% of oil and gas revenues during the same period. Following the merger, Beta's profit margins will be more vulnerable to any reduction in the prices of oil and gas which may occur in the future. Lower oil and gas prices in the future could negatively impact the continued viability of certain properties to be acquired from Red River. In addition, this condition could adversely affect the overall profitability of the combined company's operations.

     The market price of shares of Beta common stock could decrease, due to the issuance of shares to the Red River shareholders.

     The number of shares of Beta common stock issued and outstanding following the merger will increase by 2.25 million shares which represents the number of shares which the Red River shareholders will receive in the merger subject only to a limited adjustment required to be made for a breach or misstatement by either Red River or the Red River shareholders, or Beta as provided in the merger agreement. It is currently anticipated under the merger agreement, as amended, that the shares to be issued by the Company to the Red River shareholders will be registered for resale pursuant to a shelf acquisition registration statement which could be declared effective at the time of the closing of the merger. The market price of the shares of Beta common stock could be depressed if such shareholders were to sell a large block of such shares on The Nasdaq Stock Market at any one time. As a consequence, existing Beta shareholders wishing to sell their shares in the future may either be unable to sell their shares at a particular time due to insufficient demand to absorb the large block of shares which may be sold by one or more Red River shareholders at that time, or be forced to sell their shares at depressed market prices.

     Existing shareholders of Beta common stock will experience dilution in their stock ownership as a result of the merger.

     The merger agreement provides that the Red River shareholders will receive 2.25 million shares of Beta common stock which will be released from escrow by the escrow agent upon the closing of the merger. Such number of shares represents approximately 18% of the total issued and outstanding shares of Beta common stock as of the date of this document. The escrowed shares will be treated as issued and outstanding but will not be voted by the escrow agent as to the two proposals relating to the merger agreement and the stock option plan. These shares will be returned to Beta by the escrow agent for cancellation if the Beta shareholders do not approve the merger.

     In addition to reducing the percentage ownership of each existing shareholder of Beta common stock, the issuance of the shares of Beta common stock in connection with the merger may have the effect of reducing our net income per share from current levels or levels which may otherwise be expected. This could reduce the market price of the shares of our common stock following the merger unless revenue growth or cost savings and other business synergies sufficient to offset the effect of such issuance can be achieved, which is uncertain.

     Further dilution in the percentage ownership of each existing shareholder would occur if we were to terminate the services of our President and Chairman of the Board of Directors, Mr. Steve A. Antry. Under his employment contract, dated June 23, 1997, if Mr. Antry's employment is terminated by us without cause, we are required, among other items, to grant Mr. Antry over a 5 year term an option to purchase shares of Beta common stock equal to 10% of the then issued and outstanding shares of Beta common stock at an exercise price equal to the lesser of 60% of the fair market value of the shares during the 60 day period preceding the termination notice or $3.00 per share.

     Due to amendments to the merger agreement, Beta will be obligated to close the merger transaction even though certain conditions have not been satisfied prior to the closing date as originally contemplated under the merger agreement.

     The parties to the merger agreement entered into the first amendment and second amendment to such agreement effective as of January 19, 2000 and February 14, 2000, respectively. Under the first amendment, as a good faith condition of the merger, Beta issued in the name of each Red River shareholder their proportionate share of the 2.25 million shares of its common stock and deposited the stock certificates with a third party escrow agent to be held in escrow until the closing of the merger. Under the second amendment, the parties agreed to reduce from 15 to 3 the number of conditions required to be satisfied by Red River as a condition of Beta's obligation to close under the merger agreement. The three conditions which will excuse Red River from performing under the merger agreement are limited to intentional and fraudulent misrepresentations or breach of a material representation or warranty;

  the initiation of a law suit or other proceeding which would adversely affect the value of the business, assets or properties of Red River or the Beta common stock; and

  approval by Beta's shareholders of the merger agreement.

     Beta, as a consequence of such amendment, will be required to close the merger transaction, even though certain conditions as set forth in the merger agreement have not been performed or satisfied by Red River or the Red River shareholders as originally contemplated under such agreement and such failure of performance would adversely affect the value or the advantages of the merger for Beta.

     The combined company will need additional financing in the next six months to fund its aggressive growth strategy and failure to obtain such financing would not only hamper its ability to expand its oil and gas operations but could result in a contraction of its business and activities.

     We expect that we will be required to invest substantial funds for purposes of developing the oil and gas properties which will be acquired by the combined company as a result of the merger. In addition, we will continue our aggressive program to identify, acquire and develop exploratory projects that meet certain criteria in the year 2000 and the future years after such year. Furthermore, as a result of the Merger, we will be assuming existing Bank of Oklahoma debt owed by Red River which is currently in the amount of approximately $13.3 million. Such anticipated expenditures will require large amounts of capital in excess of the anticipated working capital from the operations of the combined companies. Our ability to raise additional capital through public or private debt or equity financing to meet our financial requirements is uncertain. We may not be able to raise such funds. Failure to raise such additional funds could materially adversely affect our ability to participate in wells proposed to be drilled and the potential economic benefit that such wells might generate,

  our plans for aggressive expansion of our exploration activities,

  our ability to take advantage of opportunities to acquire interests in future projects on favorable terms, and our financial condition.

       Without the availability of additional funds, we may be required to reduce our operations and business activities,

  forfeit our interest in wells that are proposed to be drilled,

  farm-out our interest in proposed wells,

  sell a portion of our interest in proposed wells and use the sale proceeds to fund our participation for a lesser interest, and reduce our general and administrative expenses.

     If additional financing is obtained by us, such financing

  may not be available on terms that are advantageous to us,

  would dilute the percentage stock ownership of existing shareholders if additional equity securities are issued to raise the additional financing, and could result in the issuance of additional equity securities which may have better rights, preferences or privileges than are available with respect to shares of Beta common stock held by our then existing shareholders.

     We depend substantially on the continued presence of key personnel for critical management decisions and industry contacts.

     Our future performance following the merger will be substantially dependent on the performance of our executive officers and key employees. The loss of the services of any of the executive officers or other key employees of Beta or Red River for any reason could have a material adverse effect on our business, operating results, financial condition and cash flows after the merger.

     Among our reasons for the merger is to obtain the experience and expertise in oil and gas property acquisitions, operations and financings that the management of Red River possesses and their particular knowledge with respect to the oil and gas properties owned and operated by Red River. Should one or more members of the Red River management team leave the company, we could lose a substantial portion of this anticipated benefit of the merger.

     The Beta Board has not engaged an investment banking firm to provide a fairness opinion about the merger.

     In evaluating the terms of the merger and whether it is in the best interests of Beta and its shareholders, the Beta Board relied upon the experience and analytical skills of its members. It has not engaged an investment banking firm to render an opinion on the fairness of the merger to the Beta shareholders from a financial point of view. The Beta Board believes that the merger is fair to the Beta shareholders and is in their best interests but there is no assurance that the same conclusion would be reached by an investment banking firm if one had been hired to provide a fairness opinion.

     The Beta Board did not obtain a separate reserve engineering report in evaluating the proved oil and gas reserves for Red River.

     In estimating the value of the Red River proved oil and gas reserves, we relied primarily on the Ryder Scott Company report of September 1, 1999 which is described under THE MERGER - Background of the Merger. This report was commissioned by Red River after preliminary discussions regarding a possible merger had begun. The future pricing and cost and certain assumptions used by Ryder Scott were those provided by Red River, we were aware of the assumptions being provided and agreed that they were appropriate for the purposes of the report and our evaluation of the Red River reserves. Nevertheless, if we had engaged a different engineering firm to provide a separate report for us, it very well could have reflected a more conservative value for the Red River proved reserves and may have resulted in a lower price for Red River than the 2,250,000 shares we have committed to pay which equates to $10.75/BOE equivalent of the Red River proved reserves using the assumptions and figures discussed on page 33.
      The Beta Board did not obtain a third party reserve engineering report in evaluating the unproved oil and gas reserves for Red River.
     The purchase price for Red River is substantially higher than we or any other party would typically pay to purchase only the proved reserves of Red River. We have committed to pay this higher value because of the experienced management and acquisition team that we will be acquiring, as well as the unproved reserve potential of the Red River properties, particularly the West Edmond Hunton Lime Unit properties. In analyzing these unproved reserves, we and the Red River personnel reviewed the drilling and production history of the WEHLU properties and the experiences of owners of those properties over the 50 to 60 years since that field was first developed. We also looked at results of new production techniques utilized in the same or similar geological zones in other regions. The $10.75/BOE value of proved reserves attributable to the WEHLU roperties of Red River, based on the assumptions and figures discussed on page 33 is substantially more than the approximately $2.11/BOE of proved reserves price that Red River paid for those properties in 1998. The ultimate value that we may realize from the unproved reserves attributable to the WEHLU properties is very speculative and the actual reserves discovered and produced could be substantially less than we have estimated. Neither we nor Red River engaged a third party engineering firm to assess these unproved reserves. Estimates of probable and possible oil and gas reserves, even when made by independent engineering firms, are highly speculative and subject to numerous risks and uncertainties. We did not believe that a third party engineering report would have materially improved our assessment of the potential and the risk of these unproved reserves. Based upon our experience in the oil and gas industry, our knowledge of the Red River personnel and the history and status of the Red River properties, we believe that the price being paid for Red River is fair and the acquisition of Red River is in the best interests of our shareholders. Nevertheless, you should be aware of the substantial risks involved in acquiring probable and possible reserves in amounts of this magnitude and realize that this acquisition could result in substantial losses and possibly liquidity problems to us in the future if the expected reserves are not developed, if the costs of developing these reserves significantly exceed our present estimates or if oil and gas prices fall significantly below the projections we have made for the future.      The coal bed methane operations of Red River have not yet been proven to be a commercially viable venture.

     Red River has committed approximately $2.2 million to the exploration, development, production and marketing of coal bed methane. At December 31, 1999, it had drilled a total of 47 wells for this purpose. However, the commercial viability of these wells cannot be determined until they have produced gas and water for a period of 12 to 24 months. No assurances can be given that these operations will prove to be profitable to Beta.

     Red River's hedging activities could result in losses to Beta.

     Red River has used, and expects to continue using, energy swap arrangements and financial futures to reduce the volatility of natural gas prices. Beginning July 1, 2000, Red River has one-year commitments to sell 2,700 Mmbtu of natural gas per day at a price of $3.085 per Mmbtu, representing approximately 50% of its current daily gas production. If the market price of natural gas were to increase substantially over the period of the hedging arrangements, Beta could lose significant revenues compared to what it would receive without the hedging commitments. Red River expects to continue to use hedging arrangements as part of its future gas marketing strategy.

     Red River has substantial long-term indebtedness.

     At December 31, 1999, Red River's consolidated long-term indebtedness was approximately $10,000,000, of which approximately $7,700,000 is payable to the Bank of Oklahoma. Beta has agreed to guaranty $3,000,000 of the approximately $7,700,000 indebtedness with the Bank of Oklahoma. In addition, as a result of its acquisition of properties from ONEOK Resources, which closed June 15, 2000, Red River has increased its indebtedness with the Bank of Oklahoma by approximately $5,600,000 for a total indebtedness with that bank of approximately $13,300,000. With the completion of the purchase of the ONEOK Properties, Red Rivers consolidated long-term indebtedness, including the current portion, has increased to approximately $15,600,000. This amount is substantially higher than Beta's current long-term debt of $28,000. To the extent of the Bank of Oklahoma indebtedness, which will be assumed by Beta upon completion of the merger, Beta's investment in Red River will be exposed to the risk of loss associated with properties acquired which are significantly leveraged. Although financing a substantial portion of the acquisition or development costs of properties acquired or developed permits a company like Red River to acquire and develop larger or more valuable properties and drill more exploratory wells than would be the case if such acquisition or development was financed solely by Red River's capital, such financing has also increased its exposure to losses and therefore Beta's exposure to losses following the completion of the merger. The loan is secured by Red River's interests in the oil and gas properties which are being acquired and will be owned by the combined company. Except to the extent the terms of the loan permit the deferral of a portion of the interest payments to the lender, principal and interest payments will be required to be made by Beta regardless of whether the interests in the properties being acquired by the combined company from Red River are producing income sufficient to make such payments. If such loan is not paid when due, Beta could sustain a loss on its investment as a result of the foreclosure by the lender on the interests in the properties being acquired by the combined company.

     Title to the properties in which we have an interest may be impaired by title defects.

     We have and will continue to depend on Red River to obtain title opinions on properties which it is currently drilling as well as properties to be drilled or acquired in which the combined company will have an interest following the merger. We have independently conducted title examinations of the Red River properties. However, there is no assurance that we will not suffer a monetary loss from title defects or failure arising from the Red River properties. Under the terms of the operating agreements affecting those properties, any monetary loss arising from title failure or defects with respect to the oil and gas properties being acquired from Red River as a result of the merger is to be borne by all parties to any such agreement in proportion to their interest in such property. If there are any title defects or defects in assignment of leasehold rights in properties in which Red River holds an interest, we will suffer a financial loss.

     We cannot be certain that the insurance coverage maintained by us or Red River will be adequate to cover all losses which may be sustained in connection with the oil and gas activities with respect to the Red River properties.

     Red River has purchased and currently maintains workers compensation and general liability insurance with respect to its ownership and operating activities on the oil and gas properties in which it owns an interest and/or acts as the operator. In addition, we have purchased and are maintaining a general liability policy with a total limits on claims of $2,000,000 and a workers compensation policy to provide added insurance if the coverage provided by an operators policy is inadequate to cover our losses. The Red River policy, our policy, and the policies maintained by our third party operators, which have limits ranging from $10,000 to $20,000,000 depending on the type of occurrence generally cover:

  personal injury,

  bodily injury,

  third party property damage,

  medical expenses,

  legal defense costs,

  pollution in some cases,

  well blowouts in some cases,

  workers compensation.

     A loss in connection with the oil and gas properties in which Red River has an interest and which are being transferred to the combined company as a result of the merger could have a materially adverse effect on our financial position and results of operation to the extent that the insurance coverage provided under our policy and the policy maintained by Red River cover only a portion of any such loss.

      Because the value of our shares of common stock which will be delivered to the Red River shareholders upon completion of the merger will be significantly higher than the market value of Red River's proved reserves, our future financial condition may be adversely affected if we are not successful in increasing the production rate and ultimate recovery from the West Edmund Hunton Lime Unit.

     We will be acquiring Red River and its properties as the result of the merger by delivering shares of our common stock having a total value of $18,300,000 based on the $8.13 market value of our stock at November 19, 1999, the date the merger agreement was signed by the parties to such agreement. We are in effect paying a price of $10.75 per barrel of oil equivalent based on the December 31, 1999 reserve estimates for Red River. The price we are paying is significantly higher than the market value of Red River's proved reserves. We are paying the higher purchase price based on, among other things, our expectation that we will be able to increase significantly the production rate and ultimate recovery from the West Edmund Hunton Lime Unit, which is Red River's primary asset. If we are unable to increase substantially the production rate an ultimate recovery from the West Edmund Hunton Lime Unit as we currently expect, or if the price of oil or gas drops significantly below the escalated oil and gas price forecast we used to evaluate the Red River purchase, our future financial results could be negatively affected and we may report substantial losses as a result.

WHERE YOU CAN FIND MORE INFORMATION

     Beta has filed an annual report, quarterly reports, special reports, and other information with the Securities and Exchange Commission. You may read and copy reports, statements or other information at the SEC's public reference rooms in Washington, D.C. (at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549), New York, New York (at 7 World Trade Center, Suite 1300, New York, New York 10048) or Chicago, Illinois (at Suite 1400, 500 West Madison, Chicago, Illinois 60661). Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Beta's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "www.sec.gov". Information about Beta can also be found at its web site at “www.betaoil.com”.

     You should rely only on the information contained in this document to consent or withhold consent on the merger or the stock option plan. We have not authorized anyone to give any information or make any representation about the merger, the stock option plan or our companies that is different from or in addition to, that contained in this document. Therefore, if anyone gives you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document, unless the information specifically indicates that another date applies.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     All statements, trend analyses and other information contained in this document relating to production of oil and gas properties in which Beta or Red River have an interest, estimated reserves of the companies, markets for any such production and trends in Beta's or Red River's results of operations or financial conditions, as well as other forward-looking statements including those containing words such as "will", "should", "could", "anticipate", "believe", "plan", "estimate", "expect", "intend", "project", "forecast", and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward- looking statements involve known and unknown risks and uncertainties that may cause results and conditions to differ materially from the forward-looking statements. The risks and uncertainties include the following:

€     Beta's and Red River's ability to generate additional capital to complete its planned drilling and exploration activities;
€      risks inherent in oil and gas acquisitions, exploration, drilling, development and production; price volatility of oil and gas;
€     inherent imprecision of estimating recoverable reserves;
€     competition from other oil and gas companies;
€     shortages of equipment, services and supplies;
€     government regulation;
€     environmental matters;
€     financial condition and operating performance of the other companies participating in the exploration, development and production of oil and gas ventures in which Beta is involved;
€     ability to attract and retain highly qualified personnel; and
€     the availability and terms of future acquisitions.
     In addition to the above, the forward-looking statements are subject to uncertainties relating to the synergies, charges and expenses associated with the merger. These are discussed under “Risk Factors” above. Beta expressly disclaims any duty to update any forward-looking statements.

REQUEST FOR CONSENT OF BETA SHAREHOLDERS

Purpose of Request for Consents

     We are requesting the consent of our shareholders who owned shares of Beta common stock as of the record date for:
•     the approval of the merger agreement and the merger contemplated under such agreement; and

•     the approval of the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan.

Recommendation of the Beta Board

     The Beta board of directors believes that the terms and provisions of the merger agreement and the merger are fair to and in the best interests of Beta and its shareholders and has unanimously approved the merger agreement and the issuance of the 2.25 million shares of Beta common stock to the Red River shareholders upon completion of the merger. The Beta board of directors also unanimously approved the adoption of the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan. The Beta board of directors unanimously recommends that the Beta shareholders consent to the adoption of the merger agreement, the merger and the stock option plan.

Record Date; Voting Rights

     Only holders of record of Beta common stock at the close of business on July 17, 2000, are entitled to consent to the merger agreement, merger and stock option plan by completing, signing and returning their consent form to us as instructed in such form. At the record date, July 17, 2000, there were 12,225,159 shares of Beta common stock outstanding, held by approximately 381 record holders including those holders owning shares held in street name for the benefit of persons. Each holder of Beta common stock is entitled to consent on the matters requested for shareholder approval on the basis of one vote for each share of Beta common stock he or she owns of record in the record date.

Exercise of Consent
     The enclosed printed card contains separate forms for consent to the approval of the merger agreement and merger and the approval of the stock option plan. Record holders wishing to consent to either or both of these matters must place a check mark in the appropriate box or boxes and sign their names in the space provided on each of the consent forms on the front and reverse side of the enclosed card. The consent forms on the printed card must be returned in the self-addressed, first class postage prepaid envelope by no later than September 11, 2000. The votes of the shareholders on the consent forms will not be counted if not received by us on or before such date.

     If you do not complete and return your consent forms, you will, in effect, be voting against such proposals. If you sign and return your consent form but fail to check any of the boxes provided for either or both of the proposals, Beta will treat the consent form as a vote for each proposal. If you wish to consent to one but not the other proposal, you must return the consent form and indicate to which proposal you are consenting. If your shares are held in street name, the broker will not have discretionary authority to consent to the proposals unless instructed to do so in writing signed by you.

     Approval of the merger proposal is not conditioned on adoption of the stock option proposal. Adoption of the stock option proposal is not conditioned on approval of the merger proposal.

Consents May Not be Revoked

     If you return the separate written consent forms signed by you approving either or both of the proposals, such consents, once received by us, may not be revoked and will be counted as an affirmative vote for the matter or matters for which consent has been given.

Cost of Requesting Consents
     Our board of directors is soliciting the consents on behalf of Beta. We will bear the entire cost of requesting the consents, including all printing expenses, and filing fees in connection with the filing of this document with the SEC. Directors, officers and regular employees of Beta may solicit consents by telephone or otherwise, as well as through the mail. The directors, officers and regular employees will not receive any additional compensation for any solicitation, but may be reimbursed for out-of-pocket expenses. Beta expects its internal expenses of solicitation to be nominal.

Required Consents
     The holders of a majority of the outstanding shares of Beta common stock on the record date must consent to the proposals to approve them.

Share Ownership of Management
     At the close of business twenty days before the date of this proxy statement, July 19, 2000, directors and executive officers of Beta had the right to vote an aggregate of 2,688,500 shares of the outstanding shares of Beta common stock, or approximately 22% of the shares of Beta common stock then outstanding. The 2,688,500 shares does not include 365,000 shares underlying presently exercisable warrants which are beneficially owned by officer and directors. It is expected that all of these persons will consent to both the approval of the merger agreement and merger and the adoption of the stock option plan.

PROPOSAL FOR CONSENT OF THE BETA SHAREHOLDERS'
TO THE AGREEMENT AND PLAN OF MERGER DATED NOVEMBER 19, 1999

THE MERGER

General

     At the effective time of the merger, Beta Acquisition Company, Inc. a wholly owned subsidiary of Beta, will merge with and into Red River. Red River will thereby become a wholly-owned subsidiary of Beta and each share of Red River common stock outstanding will be converted into 2,250 shares of Beta common stock. Upon completion of the merger, Red River will change its name to Beta Operating Company, Inc.

Background of the Merger

     Beta continually evaluates corporate development opportunities to strengthen its competitive position in the oil and gas industry, increase its proved reserves, strengthen its management expertise, and diversify its prospects and producing wells. It seeks out companies, prospects, and producing property acquisitions that are accretive to Beta shareholders and that will enhance its growth potential.

     Management of Red River has sought to expand its operations, diversify its prospects as well as allow its shareholders to increase the liquidity of their investment. Management of Red River is also aware that its ability to raise additional capital may be enhanced as a public entity.

     Red River management viewed Beta as a suitable candidate for a business combination. Red River management based this determination on publicly available financial information, and on familiarity with Beta management, resulting, in part, from preliminary discussions held during August 1999 concerning the possible acquisition by Beta of Red River and the acquaintance of Mr. Steve A. Antry, Chairman and President of Beta, and Mr. Rolf N. Hufnagel, President of Red River.

     Mr. Antry has known Mr. Hufnagel for approximately 15 years and they get together from time to time to update each other on their respective activities and progress both personally and professionally. Mr. Antry worked for Mr. Hufnagel in the mid-eighties as his Land Manager for Nerco Oil and Gas in Oklahoma City ( a subsidiary of Pacific Power and Light). Mr. Antry and Mr. Hufnagel have not worked together since working at Nerco and have had no other affiliations or business activities since that time. While visiting family in Tulsa in August 1999, Mr. Antry had dinner with Mr. Hufnagel and Bob Davis, the cofounders and principal owners of Red River. A discussion ensued about the subject of merging the two companies. It was decided at that dinner to exchange information on the respective companies in contemplation of a merger.

     In August and September 1999 , operating and financial personnel of each of Red River and Beta, and their legal and accounting advisors, also commenced due diligence investigations as to the other company. On August 31, 1999, Mr. Antry and R. Thomas Fetters, Managing Director of Exploration and a director of Beta, visited the offices of Red River, executed confidentiality agreements and discussed in detail the properties of Red River. On September 7, 1999, Mr. Antry received the approval of the Beta board to pursue merger discussions and continue a due diligence review of Red River.

     Red River management has many years of experience in the oil and gas industry and was familiar with the valuation of similar companies in the industry. After several meetings and discussions and after research into the business and prospects of Red River, Beta management performed its own analysis of the value of Red River.

Beta management has many years of experience in the oil and gas industry and it has actively reviewed several acquisition opportunities since Beta's inception in June of 1997 involving the analysis of companies with proven producing properties. Since its founding in 1997, Beta management has reviewed approximately ten potential acquisition candidates prior to entering into a merger agreement with Red River. These candidates were oil and gas companies with oil and gas reserves located in several geographic areas of the United States.

Beta did not reach a final purchase agreement with any of the ten prior acquisition candidates for the following reasons:

1)	In several instances other public companies and/or their significant shareholders approached Beta as a potential acquiror. After reviewing many of these candidates, management and the Board felt that the negative impact on the balance sheet would have been too great for a company our size at the time of the offers. Also, in most of these instances a substantial amount of value was in their prospect inventories in the form of possible reserves.
2)	One California based candidate had 80+ employees. Also, the properties were all in an area of California that our Exploration Manager felt had too much risk of environmental problems into the future.
3)	Beta reviewed an acquisition involving a Mississippi based operating company but decided that the candidate's administrative overhead was excessive relative to Beta's. Beta has recently resumed discussions with this company. However, the discussions are in the early stages and no terms have been discussed.
4)	We reviewed a potential acquisition of a producing property in Oklahoma. Based on a review by our Exploration Manager, we concluded that the property contained limited upside potential beyond the proved producing reserves and did not merit further review.
5)	We reviewed an acquisition of a company with reserves in Louisiana. Due to the fact that a large percentage of the transaction value was concentrated in proved undeveloped, probable and possible reserves, we concluded that such an acquisition was too speculative. This was due to the fact that a very small percentage of the reserve value was in the proved developed producing category.
6)	We reviewed the acquisition of a property located in offshore Louisiana consisting primarily of proved developed producing reserves. However, since the wells had less than six months production history, we concluded that there was not sufficient production history to make a reliable estimate of recoverable reserves.

        Of the potential acquisition candidates reviewed, only in one case did Beta discuss a purchase price with the prospective seller, a company out of Oklahoma City. This candidate’s properties were located exclusively in central California and contained an estimated 5.66 million barrels of oil equivalent. Beta offered a purchase price of $40 million comprised of the assumption of debt and Beta common and preferred stock. This equated to a purchase price of $7.05 per barrel of oil equivalent. Beta was at a very early stage and a privately held company at the time. The offer was declined by the seller and Beta made the decision not to increase its offer primarily due to the geographic location of the properties. Beta felt that mature oil properties located in this area posed far too many environment risks and potential liabilities to justify a higher price.

     On October 8, 1999, Mr. Antry, Mr. J. Chris Steinhauser, director and Chief Financial Officer of Beta, Mr. Fetters, Mr. Hufnagel and Mr. Robert E. Davis, Jr., Chief Financial Officer, director and Executive Vice President of Red River, met and discussed the possibility of merging Red River and Beta. Beta management presented an initial price based upon their evaluation of Red River.

     Beta initially proposed a purchase price of approximately $9.4 million after deducting Red River's outstanding bank debt, assuming a Beta stock price of $5.50 per share, resulting in a proposed issuance in the merger of approximately 1.7 million shares of Beta common stock. This purchase price was determined using Beta's estimate of Red River's proven producing reserves at September 1, 1999 and discounting the future net cash flows therefrom using a 15% discount factor. This estimate was determined using the independent engineering report prepared by Ryder Scott Company dated September 1, 1999. The price and operating cost assumptions used in the report are discussed below. Beta's initial proposal excluded Red River's coal bed methane properties and did not assign any probable reserve values to the enhanced or secondary recovery potential of Red River's conventional oil and gas properties.

     Red River's management responded to Beta's initial offer by stating that it did not wish to exclude the coal bed methane properties and that the offer did not give adequate value to Red River's proved producing reserves. Red River management stated that a total issuance of 2.4 million Beta shares would constitute a fair price for Red River.

     Between October 8 and 11, 1999, Mr. Antry and Mr. Hufnagel had several meetings and telephone conversations to discuss the price to be paid in the transaction. As a result of these discussions, Beta management made its own conclusion as to the valuation of Red River, which was based on its assessment of the value of the Red River proved producing reserves and the economic potential associated with Red River's probable reserves. Due to the length of time involved in concluding the negotiation of the merger agreement and the significant price fluctuations for Beta common stock and in the United States securities markets generally, both Red River and Beta determined that it would be desirable to agree upon an exchange ratio to fix the maximum number of shares of Beta stock that would be issuable in the merger at 2,250,000. By establishing a fixed price of 2,250,000 shares, both Beta and Red River decided to treat the investment in the other as having been made when the letter of intent was signed by the two parties. Beta and Red River thereby decided to bear the resultant market risks and rewards of any future swings in the price of Beta stock.

    The 2,250,000 share issuance was determined as follows:

                                                                                                Approximate
                                                                                                -----------
                                                                                                  million
                                                                                                  -------

     Present value of Red River's proved producing  reserves at September
         1, 1999 using a 10% discount and using escalated price and cost parameters....            $23.4

     Bank of Oklahoma Revolving line of credit as of
                      September 30, 1999...............................................             (7.6)
                                                                                               ----------------
     Net purchase price paid............................................................           $15.8

                                                                                               ================
     Beta shares to be issued to Red River shareholders............................                  2.25

     Assumed purchase price per Beta share.........................................                 $7.02

                                                                                               ================

     In addition, Beta agreed to assume Red River's debt to the Bank of Oklahoma which was approximately $7.6 million as of September 30, 1999 and subsequently increased to approximately $7.7 million as of December 31, 1999. Beta did not assume a $.1 million loan secured by certain of Red River's equipment nor the approximately $2.2 million indebtedness secured by the coal methane properties. As mentioned below, no value was assigned to such properties in negotiating the amount of the purchase price. By deducting the approximately $7.6 million bank debt out of the $23.4 million as shown in the table above, Beta determined the purchase price to be $15.8 million or $7.02 per share based on the 2,250,000 shares to be issued in the merger.

     Beta emphasizes that the escalated price parameters used to determine the value of Red River’s proved reserves at September 1, 1999 are not in accordance with SEC proved oil and gas reserve disclosure rules. Beta does not ordinarily use escalated prices and costs to present reserve values in its SEC filings. However, the values presented here using escalated prices and costs reflect what we believe result in a more realistic forecast of future revenues and expenses we expect to experience from these proved reserves and from exploiting the development potential of many of the Red River properties. The reserve estimate presented here using the escalated price and expense parameters are to inform you of one of the primary factors in determining the purchase price. SEC parameters prescribe the use of unescalated price and cost assumptions to determine standardized reserve values. Had those same parameters been used to value Red River’s proved reserves, the purchase price might have been less. It is difficult to allocate with any certainty how much of the purchase price is attributable to the future development potential of the Red River properties and how much is attributable to the perceived value in the management team of Red River. Red River’s future net cash flows, net of income tax and discounted to present value, as of December 31, 1999 is $10,844,030 based on the standardized measure prescribed in Financial Accounting Standard No. 69 and according to SEC parameters.

     Beta utilized a third party engineering report, dated September 1, 1999, as the basis of determining the $23.4 million net present value of the Red River proved oil and gas reserves using a 10% discount factor. The report was prepared by Ryder Scott Company and utilized escalated oil and gas prices supplied by Red River to determine the net present value. The price assumption for natural gas started at $3.25 per mcf, escalated at 3% per year to $5.22 per mcf, and averaged $4.49 per mcf. The price assumption for oil started at $23.25 per barrel, escalated at 3% per year to $37.31 per barrel, and averaged $31.19 per barrel. Operating costs were escalated at a rate of 3% per year as well.

     This September 1, 1999 Ryder Scott report was commissioned by Red River after we began preliminary discussions with Red River regarding a possible merger. The future pricing and cost and certain other assumptions used by Ryder Scott were those provided by Red River, although we were aware of the assumptions being provided and agreed that they would be appropriate for the purposes of the report and our evaluation of the Red River reserves. It is commonplace in reviewing a purchase of producing oil and gas properties for the purchaser to engage its own independent engineering firm to assess the reserves of the offered properties. We did not engage such a firm because the engagement of Ryder Scott Company was a mutual decision and because we are acquiring all of Red River and it personnel, not just its proved reserves. Nevertheless, if we had engaged a different engineering firm to provide a separate report for us, such a report very well could have reflected a more conservative value for the Red River proved reserves and might have resulted in a lower price for Red River.       Our estimates of the unproved reserves of Red River are based on our own analyses and those provided by Red River personnel. No third party engineering firm was engaged to assess those unproved reserves.

     Red River's estimated proved reserves at December 31, 1999 using SEC parameters were 2,416,584 barrels of oil equivalent. This is based on a Ryder Scott report dated December 31, 1999 which used unescalated prices in effect as of that date in accordance with SEC disclosure rules. Using the 2,416,584 barrels of oil equivalent at December 31, 1999, the $8.13 closing stock price for Beta common stock, the assumption of approximately $7.7 million of bank debt and the 2,250,000 shares to be issued in the merger, Beta is paying approximately $10.75 per barrel of oil equivalent for Red River's proved reserves assuming no value is attributable to the probable and possible reserves of Red River or to the management team which will continue with Red River. The discounted net present value at December 31, 1999 using SEC parameters and a 15% discount factor, is $11.8 million. By deducting the $7.7 million in bank debt, this would result in an assumed purchase price of $1.82 per Beta share.

     The assumed purchase price did not assign value to the coal bed methane properties which are considered unevaluated at this time, nor the approximately $2.2 million indebtedness secured by those properties. As noted above, the purchase price does assume that we will realize significant value from the development of the probable reserves that are expected to be extracted through enhanced recovery from the acreage holdings in the West Edmond Hunton Lime Unit (“WEHLU”). Beta believes that the additional reserves that could be extracted from the WEHLU property are probable since their recoverability is at least 50% likely. The expected value was a principal reason for using a 10% discount factor instead of a 15% discount factor to value the discounted future net cash flows from the proved reserves of Red River. This results in a $6.4 million higher present discounted value being attributed to revenues expected to be produced from Red River’s reserves than would be the case if the 15% discount factor were used. This increased present discounted value could be viewed as the premium value assigned to the enhanced recovery potential of the WEHLU properties, although we must emphasize that because they are categorized as only “probable” reserves, it is not possible to predict with any certainty the economic results that we will realize through the WEHLU development activities. These probable reserves were not assessed by a third party engineering firm such as Ryder Scott Company. However, we believe that this is a good development opportunity for the reasons summarized below.

      As discussed further in the Business of Red River section of this document, Red River is the operator of the WEHLU field which is comprised of 30,160 surface acres in central Oklahoma. There are 22 gross (21 net) producing wells in the field, 16 (15 net) of which produce natural gas and six (six net) of which produce crude oil. Most of the wells have pumps or other forms of artificial lift to aid production of the reserves. There are 33 additional shut-in wells that are being evaluated for a possible return to production. We believe that there are a number of potential locations to drill additional development wells on the properties. During 2000, we will drill additional wells in this unit, but the extent of this activity will be not be decided until Red River has reviewed the results of a pilot project scheduled to commence in the second quarter of 2000. Red River has entered into an agreement with Avalon Exploration, Inc. of Tulsa to jointly test and develop additional production on its acreage in the WEHLU area.

     The WEHLU field, originally discovered in 1942, is the largest Hunton Lime field in the state, representing nearly 40% of the state's Hunton production. Avalon, with substantial Hunton Lime trend experience, will use advanced fracing technology that has been successful in the Hunton Lime in other parts of the state along with a "dewatering" process to increase the oil cut to very economic levels. Red River recently tested this process in one WEHLU well and early results show a ten-fold increase in oil production as well as additional gas production. With Avalon as the technical lead and Red River remaining as operator, this potential will be tested this year through a ten-well pilot program. Red River has retained (a) a 12.5% interest after Avalon achieves payout of the amounts it expends, plus (b) an option to repurchase 25% of its original working interest in these same properties after each five-well pilot project drilled by Avalon has been completed, whereby Red River can elect to reimburse Avalon for 25% of the actual costs incurred depending on the success of these pilot projects.

        If the pilot program is successful, the ongoing development of the field will commence with approximately 200 to 300 potential locations on the 30,000 acres. Once in this developmental stage, Red River will retain 40% of its interest in these wells by paying for 36.3% of the development costs. Additionally, Red River will retain 100% of its working interest in approximately 50 existing well bores.

     If the pilot program and the resulting WEHLU field development is successful, recoverable oil volumes between 75 million and 150 million barrels, or between 24 million and 48 million barrels net to Red River, may be possible but the certainty of recovering these volumes is much lower than that which is required for them to be classified as proved reserves. Therefore, you should understand that these estimated volumes are not proved reserves since reserves are not defined as proved unless they are supported by actual production or a conclusive formation test and have a reasonable certainty of being recovered. It is possible that these development efforts could produce substantially fewer additional reserves and could be an unprofitable venture. Neither Beta nor Red River engaged a third party engineering firm to assess the validity of our estimates of probable reserves from WEHLU.

     On October 13, 1999, the Red River board and the Beta board approved the execution of a letter of intent. During October and November 1999, the parties and their representatives continued their due diligence and negotiated the definitive merger agreement.

     After the letter of intent was signed, Beta contracted with a land consulting firm in Tulsa to review Red River's land and well records and contracts for any title encumbrances or other matters which could materially affect the value of Red River. None were noted as a result of the consultant's review. In addition, both Beta and Red River engaged Hein + Associates, LLP, Beta's independent auditors, to perform an audit of Red River's financial position as of December 31, 1998 and results of operations for the fiscal year ending December 31, 1998. Hein + Associates, LLP also performed a review of Red River's interim results of operations for the nine months ended September 30, 1999, as well as its financial position as of September 30, 1999. In addition, Joe C. Richardson, Jr., a director of Beta, and Steve Antry conducted a physical inspection of the Red River field equipment and facilities during the week of November 1, 1999. Messrs. John Tatum, a Beta director, and Tom Fetters conducted a geologic review of the Red River properties.

     At a meeting held on November 17, 1999, the Beta board unanimously determined that the merger was fair to and in the best interests of Beta and its shareholders and approved the merger agreement, the merger and the other transactions contemplated thereby and resolved to recommend that the shareholders of Beta vote in favor of the issuance of shares of Beta common stock to the Red River shareholders.

     On November 19, 1999, Beta and Red River entered into a definitive Agreement and Plan of Merger. For purposes of effecting this transaction, Beta has formed a wholly owned subsidiary called Beta Acquisition Company, Inc. This agreement was subsequently amended by the first amendment dated January 19, 2000 and the second amendment dated February 14, 2000.

     The purpose of the first amendment was to establish an escrow account for the shares to be delivered to Red River Shareholders at the closing date. Under the terms of this amendment to the merger agreement, Beta agreed to issue the 2.25 million shares of its common stock and deposit such shares in escrow to provide good faith assurances to the Red River shareholders that the shares will be issued on the closing date.

     The purpose of the second amendment was to extend the deadline for the closing date specified in the merger agreement from March 31, 2000 to December 31, 2000 and to enable the two companies to proceed with certain business activities as though they were a combined company.

     Under the terms of this amendment, the obligations of either party to close under the merger agreement were limited to 3 conditions:

       No party has intentionally and fraudulently misrepresented or willfully breached any material representation made to the other party;

       No suit, action or other proceeding shall be pending or threatened which, if adversely determined would have a material adverse effect on the value of the business, assets or properties of Red River or the value of the Beta common stock; and
       Beta's shareholders shall have approved the merger agreement.

     Under this amendment to the merger agreement, the parties agreed that all other conditions required to be performed by a party to the merger agreement as a condition of the other party's obligation to close the merger transaction are no longer conditions of closing. The parties agreed that a party's remedy for the breach of any of these conditions is the right to seek specific performance in a court having jurisdiction over the breaching party.

     The parties also agreed to change the date when the merger agreement, as amended, will terminate, if the merger has not been completed, from March 31, 2000 to December 31, 2000. Otherwise, the parties agreed that the merger agreement may only be terminated by mutual consent of the parties or the intentional and fraudulent misrepresentations of a material nature or willful breach of any material warranty contained in the merger agreement which is not cured by the closing date or if earlier within 30 days after notice of the breach or misrepresentation is given to the breaching party.

     In addition, the parties agreed to prepare and file a shelf registration statement to register the shares of Beta common stock issued to the Red River shareholders for resale as soon as reasonably possible after filing the definitive proxy statement but no later than June 30, 2000.
     Beta has agreed to these amendments for the following reasons:

       To assure as much as possible that the merger will be completed despite any delays which may otherwise occur in completing the merger;
       With such assurances, to enable Beta to commit to incur and pay the auditor's fees for the audit of Red River's financial statements for the fiscal years ended December 31, 1998 and December 31, 1999; and

       To enable the parties to the merger to proceed with the planned expenditures and development of the properties, including Red River's properties, implement and carry out the business plans and strategies for, and proceed with the conduct and combined business operation of, Beta and Red River on a going forward basis as though they were combined companies.

     At closing, Beta Acquisition Company will be merged with Red River which shall continue as the surviving corporation. After closing, Red River will change its name to Beta Operating Company, "Beta Operating," and shall continue as Beta's wholly-owned operating and acquisition subsidiary.

Beta's Reasons for The Merger;
Recommendation of its Board of Directors

     In August 1999, management of Beta and Red River initiated discussions on the feasibility of pursuing an acquisition by Beta of Red River. Following these discussions, the board of directors of Beta directed management to investigate the acquisition of Red River and to commence due diligence investigations of Red River's properties and prospects for future growth. As a result of these due diligence investigations, the Beta directors concluded that an acquisition of Red River would be beneficial to Beta and decided to approve the merger agreement and to recommend shareholders approve the share issuance for the following reasons:

€     Red River management was receptive to receiving Beta stock as the sole consideration in an acquisition of Red River. This would not require Beta to utilize its cash resources to acquire Red River and would result in minimal transaction costs;

€     Red River had pursued a business strategy that focused on the acquisition of producing oil and gas properties which complemented Beta's aggressive exploration strategy.

€     Red River's significant proved producing reserves which have a net present value of $15.8 million before income tax considerations, at December 31, 1999 and its existing $25 million line of credit with the Bank of Oklahoma will allow Beta to more easily access bank financing which will lower Beta's cost of capital.

€     The majority of Red River's current reserve value and cash flow is concentrated in one producing unit in Central Oklahoma. The wells in this unit have extensive production histories with highly predictable decline rates which makes evaluating their future recoverable reserves more certain than other acquisitions.

€     Red River's proved producing reserves in Oklahoma offer Beta a predictable and stable future revenue base when contrasted with Beta's gulf coast properties, which tend to decline more quickly and can result in significant year to year fluctuations in revenues.

€     Red River's proved producing reserves in Oklahoma offer Beta substantial upside from enhanced recovery projects currently planned by Red River.

€     Red River's management consists of individuals with extensive experience and expertise in the evaluation, negotiation of producing property purchases as well as the operation of producing wells. The management of Red River will continue as the management of Beta's wholly owned subsidiary, Beta Operating Company, and will help facilitate the growth of Beta through the acquisition of additional properties in the future.
€     The Red River/Beta Operating management will also enable Beta to operate more of its exploratory prospects, thus allowing it to have more control over the operations and reduce Beta's dependence on third party operators.

     In view of the variety of factors considered in connection with its evaluation of the merger, the Beta board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Beta board may have given different weights to different factors. The Beta board did consider the Red River acquisition in comparison to other acquisition candidates previously reviewed by Beta and determined that the Red River acquisition would be more beneficial to Beta than the other candidates because of the reasons cited above.

     The Beta board also relied on the independent engineering report prepared by Ryder Scott as of September 1, 1999 in determining that the purchase price being paid is fair and reasonable and in the best interests of Beta and its shareholders. The board did not compare this purchase price to prices paid for other acquisitions by other oil and gas companies at the time because of its assessment that Beta is acquiring substantial value besides the Red River proved reserves in the transaction. Based on its own internal assessment of the properties and the economic potential for additional reserves beyond the existing proved reserves, the additional value being added by the Red River management and the other factors listed above, the board believes the merger consideration to be a fair price for all the Red River stock. The board did not engage an independent engineering firm to assess any of the additional reserves beyond the existing proved reserves.

The Beta board has unanimously approved and adopted the merger agreement and the share issuance and the transactions contemplated thereby and the Beta board unanimously recommends that shareholders of Beta consent to the merger agreement and merger.

Red River's Reasons for The Merger

     The Red River Shareholders believe that the merger is desirable and in their best interests for several reasons, including:

€     The exploration prospects and experience of Beta's management complement the producing property acquisition and operation activities of Red River, making the combined company more diversified and flexible.

€     As a public company with substantial management experience and expertise in equity financing, Beta should have greater access to the capital markets, thus increasing the financing opportunities for Red River's operations after the merger.

€     As a larger company, Beta and Red River should be a more competitive participant in the oil and gas industry.

€     The exploration prospects of Beta provide substantial upside potential, albeit at a somewhat greater risk than Red River is currently experiencing.

€     As a public company, ownership of shares of Beta common stock will provide the Red River shareholders with greater investment liquidity and flexibility.

Material Federal Income Tax Consequences

     The following outlines the anticipated material United States federal income tax consequences of the merger and is not a complete analysis of all tax effects of the merger. The discussion does not address the effect of state or local tax laws, or the effect of any U.S. federal tax laws other than those pertaining to United States federal income tax.

     The merger is intended to qualify as a reorganization under Section 368(a) of the Code. The following are the intended material United States federal income tax consequences of the merger:
€     No gain or loss will be recognized by Red River, Beta or Beta's merger subsidiary as a result of the merger.

€     No gain or loss will be recognized by Red River shareholders upon the conversion of Red River common stock into shares of Beta common stock pursuant to the merger.

€     The aggregate tax basis of the shares of Beta common stock received in exchange for shares of Red River common stock pursuant to the merger, will be the same as the aggregate tax basis of the shares of Red River common stock.

     These consequences are based on current federal tax law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. No rulings have or will be sought from the Internal Revenue Service concerning the tax consequences of the merger and the merger is not conditioned upon receipt of a legal opinion regarding the tax consequences of the merger.

Interest of Red River Management in the Merger

     Shareholders should be aware that certain directors and executive officers of Red River have interests that are in addition to or may be different from the interests of Red River shareholders generally. The officers and directors having these interests negotiated the terms of the merger agreement and participated in the discussion, deliberation and voting of the Red River board to adopt the merger agreement.

Messrs. Rolf N. Hufnagel, President and a Director of Red River, and Robert E. Davis, Jr., Chief Financial Officer and a Director of Red River, who together own 80% of the issued and outstanding shares of the Red River common stock, will enter into three-year employment agreements with Beta. The other Red River shareholders are expected to continue in the employment of Red River after the merger but none of them will have a written employment agreement. The employment agreements with Messrs. Hufnagel and Davis will be terminable early only on the death or disability of the employee or after written notice for cause. As a result, the position and salary of each of Messrs. Hufnagel and Davis are protected following the merger until the end of the term of his agreement. In addition, Beta has agreed to appoint Rolf Hufnagel to the Beta board of directors. Mr. Hufnagel was elected to the Beta board of directors at the annual meeting of shareholders held June 24, 2000.

Messrs. Hufnagel and Davis negotiated the terms of the merger agreement and participated in the discussion, deliberation and voting of the Red River board to adopt the merger agreement.

Percentage Ownership Interest of Red River Shareholders After the Merger

     The following table reflects the ownership interest of Red River shareholders in Beta following the merger. The numbers are based on the number of shares actually outstanding as of the record date, July 17, 2000.

                                                                                     Percentage Beneficial
                                                                                       Ownership of Beta
                                                                                        After the Merger
                                                                                        ----------------

        Beta shares pre-merger, excluding 2,225,000 shares held
         in escrow pending merger....................................     9,975,159

        Red River shares outstanding pre-merger......................         1,000

        Total Beta shares post-merger................................    12,225,159            100%

        Rolf N. Hufnagel                                                  1,440,000          11.78%
        Robert E. Davis, Jr.                                                360,000           2.94%
        Stephen J. Vogel                                                     90,000           0.74%
        Janet L. McGehee                                                     90,000           0.74%
        Billy L. Baysinger, Jr.                                              90,000           0.74%
        Brent A. Biggs                                                       90,000           0.74%
        Mark A. Biggs                                                        90,000           0.74%

        Beta shares issued to Red River shareholders.........             2,250,000          18.42%

        Percentage beneficial ownership of pre-merger Red
                  River shareholders .......................                                 18.42%

     Under the terms of the first amendment to the merger agreement, dated as of January 19, 2000, stock certificates representing the number of shares of Beta common stock to be transferred to the Red River shareholders upon the closing of the merger as stated in the foregoing table have been issued and are currently being held in escrow by an escrow agent. If the merger is not completed, the escrow agent will release the shares of Beta common stock from escrow and return these shares to Beta for cancellation.

Appraisal Rights

     Under Nevada law, Beta shareholders are not entitled to appraisal rights with respect to approval of the share issuance. The Red River shareholders are all parties to the merger agreement and have committed to approve the merger. Consequently, they will not have any dissenters' appraisal rights.

Resales of Beta Common Stock

     The shares of Beta common stock issued in connection with the merger have not been registered under the Securities Act of 1933. Subject to the registration rights granted to the Red River shareholders, the Red River shareholders may not offer, sell, assign or otherwise dispose of the 2,250,000 shares of Beta common stock received in the merger unless the shares are subsequently registered under the Securities Act or unless an exemption from registration is available. The stock certificates representing the shares of Beta common stock which will be transferred to the Red River Shareholders at closing and which are being held in escrow as provided under the merger agreement, as amended, will contain a legend restricting the transferability of the shares of Beta common stock as provided therein and stop order instructions may be imposed by Beta's transfer agent restricting the transferability of such shares.

     Beta has granted the Red River shareholders certain registration rights in connection with the 2,250,000 shares received in the merger. Under the second amendment to the merger agreement, dated as of February 14, 2000, Beta is required, after the filing of this proxy statement with the SEC and by no later than June 30, 2000, to prepare and file with the Commission a shelf registration statement for the purpose of registering the 2,250,000 shares for resale in the market from time to time.

     Once the registration statement is declared effective, and so long as it remains effective and current, these shares may be traded freely and without restriction by those shareholders following the effective time of the merger.

THE MERGER AGREEMENT

     The following summarizes the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement. This summary is qualified in its entirety by reference to the merger agreement. You are urged to read the merger agreement in its entirety for a complete description of the merger.

          General. The merger agreement provides for the merger of a wholly owned subsidiary of Beta into Red River. As a result of the merger, Red River will become a wholly owned subsidiary of Beta. The merger will be consummated and effective under Oklahoma law upon the filing of a certificate of merger with the Oklahoma Secretary of State, which is expected to occur as soon as practicable after the last condition precedent to the merger set forth in the merger agreement has been satisfied or waived, but not later than December 31, 2000. Following the merger, the certificate of incorporation of Red River will be amended to change Red River's to Beta Operating Company.

          Manner and Basis of Converting Shares. As a result of the merger, each share of Red River common stock will be converted into the right to receive 2,250 shares of Beta common stock. A total of 2,250,000 shares of Beta common stock will be issued pursuant to the merger.

          Conditions to the Merger. As amended by the second amendment to merger agreement, the obligation of Beta to consummate the merger is subject only to the following 3 conditions:

        the holders of a majority of the issued and outstanding shares of Beta common stock shall have approved the merger agreement and the merger;

       neither party shall have intentionally and fraudulently misrepresented or willfully breached any material representation or warranty made by such party to the other party under the merger agreement; and

       no suit, action or other proceeding shall be pending, or threatened, before any court or governmental agency to restrain or prohibit; or obtain damages or other relief under the merger agreement or as regards the merger or the consummation of the merger.

          Other Conditions. The merger agreement, as amended by the second amendment thereto, contemplates the satisfaction of various conditions but, unlike the provisions of the merger agreement prior to such amendment, the failure to satisfy one or more of such conditions shall not interfere with the completion of the merger if such conditions are not performed prior to the closing date. Breach of any of these conditions is subject to specific performance or to the return of a portion of the shares as discussed below under "Remedies for Misrepresentation or Breach." Among such conditions to be satisfied by Red River or by its shareholders include the following :

       the absence of any litigation against Red River which would materially and adversely affect the value of the business, assets, or properties of Red River;
        the resignation of all the officers and directors of Red River as requested by Beta;

       the receipt of all consents from third parties and governmental authorities which are required in connection with the merger;

       the receipt of an opinion of Red River's counsel in form or substance as reeasonably requested by Beta; and

       the absence of any material adverse change in the financial condition, business, property or assets of Red River since September 30, 1999.1999;

       The conditions to be satisfied by Beta and Merger Sub include the following :
        the absence of any litigation against Beta which would materially and adversely affect the value of the business, assets, or properties of Beta or the value of Beta common stock;

       the receipt of all consents from third parties and governmental authorities required in connection with the merger;

       the receipt of an opinion of Beta's counsel in form or substance as may reasonably be requested by Red River and the Red River shareholders;

       the execution of employment agreements between Red River and certain Red River shareholders;

       the absence of any material adverse change in the financial condition, business, property or assets of Beta since November 19, 1999;

       the listing by Beta of the shares of Beta common stock to be issued to the Red River shareholders on The Nasdaq Stock Market; and
       the appointment of Rolf N. Hufnagel as a director of Beta as of the effective time of the merger.

          Representations and Warranties. The merger agreement contains numerous representations and warranties by Red River and the Red River shareholders to Beta as to various matters, such as:

•     Red River's due organization and good standing;

•     binding effect of the merger agreement upon Red River and the Red River shareholders;

•     absence of any conflict with any of Red River's organizational documents and agreements as a result of the merger;

•     Red River's corporate authorization with respect to the merger;

•     Red River's capitalization;

•     title to the outstanding shares of Red River common stock;

•     Red River's financial statements;

•     absence of undisclosed material liabilities of Red River;

•     absence of material changes with respect to Red River since September 30, 1999;

•     tax matters with respect to Red River;

•     condition of Red River's tangible assets;

•     title to and status and operation of Red River's oil and gas properties;

•     Red River's insurance coverage;

•     Red River's intellectual property rights;

•     litigation involving Red River;

•     Red River's compliance with laws and orders;

•     consents and approvals required in connection with the merger;,

•     contracts binding upon Red River;

•     Red River employee matters;

•     investment intent of the Red River shareholders with respect to the Beta common stock to be issued pursuant to the merger;

•     Red River's licenses, facilities and permits; and

•     Red River's accounts receivable and accounts payable.

     The merger agreement contains numerous representations and warranties by Beta to Red River and the Red River shareholders as to various matters, such as:

•     Beta's due organization and good standing;

•     the binding effect of the merger agreement upon Beta;

•     the absence of any conflict with any of Beta's organizational documents and agreements as a result of the merger;

•     Beta's corporate authorization with respect to the merger;

•     Beta's capitalization;

•     the currency and timeliness of Beta's SEC filings;

•     the absence of material litigation involving Beta;

•     Beta's compliance with laws and orders; and

•     shareholder votes required in connection with the merger;

     Survival.  The representations, warranties and covenants under the merger agreement will survive the closing of the merger for a period which ends on the earlier of one year after the closing date or the date Beta's first consolidated audit report is issued after the closing date which includes audited financial information concerning Red River.

     Conduct of Business Prior to Closing Date.  Except as otherwise contemplated by the merger agreement, Red River and the Red River shareholders have agreed in the merger agreement that from the date of the merger agreement until the closing date of the merger that Red River will conduct its business in the ordinary course, consistent with past practices, and in particular, Red River will not, among other things:

       amend its certificate of incorporation or bylaws;

       increase any employee's, officer's or directors compensation except for increases in non-management employees consistent with past practices;

       merge or consolidate with, acquire or be acquired by any other entity without Beta's consent;

       increase the amount of any indebtedness other than in the ordinary course without Beta's consent;

       sell or dispose of any of its assets or properties or abandon any wells or equipment other than in the ordinary course of business without Beta's consent;

       fail to maintain all leases, licenses, contracts and permits;

       issue any of its capital stock or options or rights to purchase its capital stock or pay any dividend or make a distribution with respect to shares of its capital stock;

       elect not to participate in the drilling of any new wells or the fracturing or completion of a new well without Beta's consent; or

       establish or implement a new employee benefit plan of any kind.

     Pre-Closing Mutual Covenants. The merger agreement contains mutual covenants of the parties regarding each party's obligation to:

       provide the other party and its advisors full access to books, records, financial information, contracts, licenses, leases, permits and information pertaining to its properties and assets; and

       maintain and refrain from disclosing confidential information obtained from the other party.

     No Solicitation of Other Proposals.  The merger agreement provides that unless it is terminated prior to the closing date as permitted under the merger agreement, neither Red River nor the Red River shareholders will solicit or engage in any discussions, negotiations, understandings or agreements with any person or entity other than Beta relating to the merger, consolidation or sale of Red River's stock or properties other than in the ordinary course of business.

     Remedies for Misrepresentation or Breach.  In the event of any breach by Red River or the Red River shareholders of their representations, warranties or covenants under the merger agreement, the merger agreement provides that the Red River shareholders will be required to return to Beta the number of shares of Beta common stock determined by dividing the dollar amount of loss incurred by Beta on account of the breach by the closing price of a share of Beta common stock as quoted on the Nasdaq Stock Market as of the closing date of the merger agreement, even though the nonbreaching party's claim against the other party is not discovered until after such date. The Red River shareholders will not be required to return any shares until such time as the amount of losses incurred by Beta on account of breaches exceeds $100,000 and will not in any event be required to return more than 225,000 shares.

     In the event of any breach by Beta of its representations, warranties or covenants under the merger agreement, the merger agreement provides that Beta will be required to issue to the Red River shareholders the number of shares of Beta common stock determined by dividing the dollar amount of loss incurred by the Red River shareholders on account of the breach by the closing price of a share of Beta common stock as of the closing date of the merger agreement, even though the nonbreaching party's claim against the other party is not discovered until after such date. Beta will not be required to issue any additional shares until such time as the amount of losses incurred by the Red River shareholders on account of breaches exceeds $100,000 and will not in any event be required to issue more than 225,000 additional shares.

     For purposes of determining the number of shares to be returned by the Red River shareholders or to be issued by Beta, the dollar amount of the loss sustained by the nonbreaching party as a result of a breach of, or misrepresentation made under, the merger agreement will be the amount of losses, damages, costs, expenses, pre- and post-judgment interest, penalties, court costs, investigation costs and attorneys' fees determined by any court in a judicial proceeding or an arbitrator or arbitration panel in any arbitration proceeding as reflected in a judgment or award, or by the parties pursuant to a settlement of any such proceeding or any demand of claim made against the breaching party or by any governmental agency as a result of an assessment against the nonbreaching party.

     Arbitration.  The merger agreement provides for the settlement of all disputes arising pursuant to or in any way related to the merger agreement by arbitration conducted in accordance with the rules of the American Arbitration Association by three arbitrators.

     Termination.  The merger agreement may be terminated and the merger abandoned at any time prior to the closing date by:

       mutual consent of Red River and Beta;

       either Red River or Beta if the other party has fraudulently and intentionally misrepresented any representation of a material nature or willfully breached any material warranty contained in the merger agreement and such misrepresentation or breach is not cured by the earlier of the closing date or 30 days after the giving of the such misrepresentation or breach or misstatement; or

       either party if the merger is not consummated on or prior to December 31, 2000, so long as the terminating party did not cause the merger to be delayed.

     Consequences of Termination.  If the merger agreement is validly terminated, no party will be relieved from any liability resulting from a breach of its representations, warranties and covenants under the merger agreement occurring prior to the termination. In addition, provisions of the merger agreement related to the following will survive:

       confidentiality;

       brokers' and finders' fees and commissions; and

       transaction costs and expenses.

     Termination Expenses and Costs.  Each party to the merger agreement will pay its own costs and expenses, including its attorneys' fees and costs, if the merger as contemplated under the merger agreement
•     cannot be consummated for reasons beyond the control of the parties and they have used their best efforts to obtain requisite approvals and consents,

•     is terminated by mutual consent of the parties, or

•     is not closed prior to December 31, 2000.

     Otherwise, if the merger agreement is terminated prior to the closing date by a party not making any misstatement or not in breach of any covenant or warranty under the merger agreement, the party making the misstatement or breach will be obligated to pay in addition to its costs and expenses the other party's costs and expenses, including actual attorney's fees.

     Specific Performance.  Any failure to perform or breach of any provision of the merger agreement or any misrepresentation under the merger agreement which does not involve a fraudulent or intentional misrepresentation of a material fact or a willful breach of a material warranty will not result in the termination of the merger agreement. Instead, the nonbreaching party's only recourse, in addition to its right to obtain additional shares of Beta common stock if Beta is the breaching party or recover shares of common stock if Red River and its shareholders are in breach of the merger agreement, is its right to seek specific performance of such provision in a court proceeding.

     Amendments.  The merger agreement may be amended or modified, and any provision of the merger agreement may be waived, only by a writing executed and delivered by the parties.

          Post Closing Covenants.  The merger agreement provides that following the consummation of the merger:

•          The directors, officers and shareholders of Red River will reasonably cooperate in effecting the merger, the orderly transfer of assets and control of Red River to Beta, obtaining any governmental or third party approvals or consents necessary to effect such transfer and keeping existing contracts of Red River intact.
•          The officers, directors and shareholders of Red River will treat as confidential and refrain from using or disclosing all information of a confidential nature and notify Beta promptly of any request, subpoena or demand to disclose such confidential information .

•          The officers, directors and shareholders of Red River will refrain from any action having the effect of discouraging any lessor, licensor, customer, supplier or other person having a business relationship with Red River from continuing its business relationship with Red River.

•          Beta will provide to Red River employees, who are employed by Beta or any of its subsidiaries at the effective time of the merger, so long as they remain so employed, the same employee benefits (other than salary or incentive compensation) and coverage under employee benefit plans which in the aggregate are generally comparable to those provided to Beta employees in comparable positions.

•          Each party, including the officers, directors and shareholders of Red River, will take such further action as another party may reasonably request to accomplish the merger.
•          The combined company will continue Red River's business or use a significant portion of itsRed River's assets in a business.

•          Beta will use its best efforts to obtain the release of the Red River shareholders' personal guarantees securing Red River's approximately $3,000,000 of the indebtedness to the Bank of Oklahoma, N.A. to the extent the bank is willing to release the personal guarantees. As an inducement to the bank, Beta will give its guarantee in substitution of the personal guarantees. Beta will also indemnify the Red River shareholders as to any funds they may be required to pay with respect to their personal guarantees.

•          Beta will not take or fail to take any action which would reasonably be likely to prevent the merger from qualifying as a reorganization under Section 368 of the Code.

     Registration of Shares of Beta Common Stock.  In the event the merger is consummated, under the merger agreement, we are obligated by no later than June 30, 2000 to prepare and file with the SEC, a shelf registration statement. We expect to file this registration statement shortly after this proxy statement is first mailed to our shareholders. The purpose of the shelf registration statement will be to register the resale of the shares of Beta common stock to be received by the Red River shareholders upon consummation of the merger. We are required to use our best efforts to have the shelf registration statement promptly declared effective by the SEC on or after its filing. We are also required to maintain the information contained in the shelf registration statement current at all times as required under the applicable provisions of the Securities Act of 1933 until the termination of the shelf registration statement. The shelf registration statement is required to be maintained until two years after the date that the SEC first declares the shelf registration statement effective.

     If we determine that a condition exists which would make it significantly disadvantageous for the shares of Beta common stock to be offered and sold under the shelf registration statement, the Red River Shareholders have agreed to suspend any sales of their shares under the shelf registration statement for up to 60 consecutive days or an aggregate of 180 days within any 12 month period. Disadvantageous conditions include the unavailability of our required financial statements for reasons beyond our control, the existence or anticipation of a material financing, merger, acquisition or material transaction involving us or other similar events or conditions involving us or our subsidiaries that have not been publicly disclosed.

     Under the terms of the merger agreement, the Red River shareholders are also entitled to piggy-back registration rights relating to their shares of Beta common stock to be received in the merger. If we propose to file a registration statement in connection with an offering (with the exception of certain offerings such as the registration of stock options or debt or preferred stock financing) for our own account or the account of any other person, we are required in each such instance to notify the Red River shareholders at least 20 days prior to such filing and give them the opportunity to register the number of their shares of Beta common stock which they request us to include in such registration statement The piggy-back registration is subject to the permission of the managing underwriter or underwriters of the offering. If the underwriter(s) determine(s) that the amount of shares of Beta common stock is so large as to materially and adversely affect the success of the offering, the total amount of the securities included in the offering will be reduced. As a result of such reduction, the shares of Beta common stock requested by the Red River shareholders to be included in such registration statement will be proportionately reduced with all securities of holders having rights to include their securities in such registration statement. We may withdraw any such registration statement and abandon any proposed offering which we initiated without the consent of the Red River shareholders or any other person, if we determine in our sole discretion that such action is in our best interest and the best interest of our shareholders.

     The merger agreement contains cross indemnification provisions relating to the indemnification of the other party by a party violating any rules or regulations under federal securities laws or making a misrepresentation of or omitting to state a material fact necessary to make the statements in any such registration statement not misleading.

We will be responsible for paying all of the expenses, fees and costs, including legal and accounting fees and expenses incurred in connection with each registration (whether a shelf registration or a piggy-back registration) involving the shares of Beta common stock to be received upon consummation of the merger.

PRINCIPAL SHAREHOLDERS OF BETA

Security Ownership Of Certain Beneficial Owners And Management
     The following table will inform you, as of June 5, 2000, about the beneficial ownership of shares of Beta's common stock held by each person who beneficially owns more than 5% of the outstanding shares of the common stock, each person who is a director or officer of Beta and all persons as a group who are officers and directors of Beta, and as to the percentage of outstanding shares held.

                                                                           Approximate Percent           Approximate
                                                  Shares                   of Class Before the        Percent of Class
Name of Beneficial Owner                          Beneficially Owned            Merger(2)            After the Merger(3)
                                                  (1)
---------------------------------------------     --------------------    ----------------------     --------------------

Mr. Steve Antry
Mrs. Lisa Antry, Jointly
6120 S. Yale, Suite 813
Tulsa, OK 74136                                       1,565,000(4)          15.59%                     12.73%

Mr. R. Thomas Fetters
6120 S. Yale, Suite 813
Tulsa, OK 74136                                         375,000(5)           3.75%                      3.06%

Mr. Lawrence W. Horwitz
2 Venture Plaza,
Suite 350
Irvine, CA  92618                                        90,000(6)           0.90%                      0.73%

Mr. Joe C. Richardson Jr.
6120 S. Yale, Suite 813
Tulsa, OK 74136                                          400,000(7)          4.01%                      3.27%

Mr. Stephen L. Fischer
6120 S. Yale, Suite 813
Tulsa, OK 74136                                           390,000(8)          3.89%                      3.18%

Mr. J. Chris Steinhauser
901 Dove Street, #230
Newport Beach, CA  92660                                 115,000(9)         1.14%                       .93%

Mr. John P. Tatum
6120 S. Yale, Suite 813
Tulsa, OK 74136                                          68,500(10)          0.68%                      0.56%

Mr. Rolf Hufnagel
6120 S. Yale, Suite 813
Tulsa, OK 74136                                                 0(11)            0.00%                     11.78%

Mr. Joseph L. Burnett
6120 S. Yale, Suite 813
Tulsa, Oklahoma, 74136                                     50,000(12)            0.50%                      0.41%

                                                  --------------------    ----------------------     --------------------
All officers, key persons and directors as
a group    (8 persons)                                  3,053,500(13)           30.46%                     36.66%
                                                  ====================    ======================     ====================

Certain of the shareholders in this table have agreed that they will not sell their shares representing 2,670,000 of the 3,053,500 of the total beneficial shares held until July 9, 2000.

(1)	Unless otherwise indicated, all shares of common stock are held directly with sole voting and investment powers. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person.
(2)	This column represents the approximate percentage of beneficial ownership prior to the issuance of the 2,250,000 shares to the Red River shareholders. Such shares are currently held in an escrow account pending the completion of the merger at which time the shares will be transferred to the Red River shareholders according to their interest in the shares.
(3)	Assumes the issuance of the 2,250,000 shares in the merger.
(4)	Mr. Steve Antry and Mrs. Lisa Antry, husband and wife, own 1,500,000 shares as community property. This also includes 25,000 shares of common stock underlying presently exercisable stock warrants. The warrants are exercisable at $5.00 per share and expire on March 12, 2003. In addition, this includes 40,000 shares of common stock underlying stock options which are expected to become exercisable within 60 days. The options are exercisable at $6.00 per share and expire on December 31, 2004.
(5)	Mr. Fetters owns directly 350,000 shares of Beta's common stock. In addition, this includes 25,000 shares of common stock underlying stock options which are expected to become exercisable within 60 days. The options are exercisable at $6.00 per share and expire on December 31, 2004.
(6)	Mr. Horwitz owns directly 50,000 shares. In addition, Horwitz & Beam with whom the director is a shareholder, owns 20,000 shares. In addition, this includes 20,000 shares of common stock underlying presently exercisable stock warrants. The warrants are exercisable at $6.00 per share and expire on September 1, 2004.
(7)	Mr. Richardson owns directly 400,000 shares.
(8)	Mr. Fischer owns directly 350,000 shares. This also includes 25,000 shares of common stock underlying presently exercisable stock warrants. The warrants are exercisable at $5.00 per share and expire on March 12, 2003. In addition, this includes 15,000 shares of common stock underlying stock options which are expected to become exercisable within 60 days. The options are exercisable at $6.00 per share and expire on December 31, 2004.
(9)	This represents 100,000 shares of common stock underlying stock warrants which shall expire on January 27, 2003. On January 27, 1998, Beta issued 100,000 common stock purchase warrants exercisable at a price of $3.75 per share of which 75,000 are currently exercisable by J. Chris Steinhauser, the former chief financial officer of Beta. This also includes 25,000 shares underlying presently exercisable stock warrants which were granted to Mr. Steinhauser. The warrants are exercisable at $5.00 per share and expire on March 12, 2003. In addition, this includes 15,000 shares of common stock underlying stock options which are expected to become exercisable within 60 days. The options are exercisable at $6.00 per share and expire on December 31, 2004. Mr. Steinhauser resigned as a director and as the chief financial officer of Beta effective on June 6, 2000.
(10)	Mr. Tatum owns 18,500 shares of common stock and 50,000 shares underlying common stock warrants which are exercisable at a price of $5.00 and which expire April 1, 2004.
(11)	Mr. Hufnagel was appointed to the Beta board of directors on June 6, 2000. Upon closing of the merger, Mr. Hufnagel will receive 1,440,000 shares of Beta common stock.
(12)	Mr. Burnett became the chief financial officer of Beta on June 6, 2000. This represents 100,000 shares of common stock underlying warrants which shall expire on May 31, 2005. On May 31, 2000, Beta issued 100,000 common stock purchase warrants exercisable at a price of $8.38 per share, of which 50,000 are currently exercisable by Mr. Burnett.
(13)	Includes 365,000 shares of common stock underlying stock warrants and options.

DESCRIPTION OF BETA'S CAPITAL STOCK

     The statements set forth under this heading generally describe Nevada General Corporation Law, Beta's certificate of incorporation and Beta's by-laws ; the statements are subject to the detailed provisions of the Nevada General Corporation Law, the Beta certificate of incorporation and the Beta by- laws.

     Beta is authorized to issue 50,000,000 shares of common stock, $0.001 par value. As of June 5, 2000, Beta had 9,975,159 shares of common stock outstanding and an additional 2,250,000 shares of common stock being held in escrow.

Common Stock

     Each holder of common stock is entitled to one vote per share on all matters to be voted upon by Beta's shareholders. Shareholders are entitled to as many votes as equal to the number of shares multiplied by the number of directors to be elected and may cast all votes for a single director or may distribute them among the number to be voted for any two or more of them in the election of directors. These are called cumulative voting rights. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. Beta has not paid, and does not presently intend to pay, dividends on its common stock. In the event of a liquidation, dissolution or winding up of Beta, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of holders of preferred stock, if any, then outstanding. The common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions available to the common stock. All outstanding shares of common stock are validly authorized and issued and are fully paid and non-assessable, and the shares of common stock to be issued upon exercise of warrants as described in this proxy statement will be validly authorized and issued, fully paid and non-assessable. As of June 5, 2000 there were approximately 381 record holders of Beta's common stock.

      During the period from inception, June 6, 1997, through December 31, 1997, Beta issued 797,245 callable and 730,977 non-callable common stock purchase warrants entitling the holders to purchase 1,528,222 shares of Beta common stock at prices ranging from $2.00 to $5.00 per share. During the year ended December 31, 1998, Beta issued 415,958 callable and 553,483 non-callable common stock purchase warrants entitling the holders to purchase 969,441 shares of Beta common stock at prices ranging from $3.75 to $7.50 per share.

     Because its common stock has traded at a market price exceeding $7.00 per share for 10 consecutive days, Beta is entitled to call 442,000 of the 797,245 callable $5 warrants at any time. Beta has issued a call for these warrants and approximately 796,000 of the warrants were exercised prior to their expiration.

     In addition, Beta will be entitled to call 415,958 warrants at any time on and after the date that its common stock is traded on any exchange, including the the Nasdaq Stock Market or the Over-the-Counter Bulletin Board, at a market price equal or exceeding $10.00 per share for 10 consecutive trading days. All common stock Purchase warrants expire 5 years from their date of issuance.

Stockholder Action

     According to Beta's bylaws, concerning any act or action required of or by the holders of the common stock, the affirmative vote of the holders of a majority of the issued and outstanding common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law. Officers, directors and holders of 5% or more of outstanding shares of Beta common stock do not constitute a majority and thus do not control the voting upon all actions required or permitted to be taken by shareholders of Beta, including the election of directors.

Possible Anti-Takeover Effects of Authorized but Unissued Stock

     As of the date of this proxy statement, Beta's authorized but unissued capital stock consists of 37,774,841 shares of common stock. One of the effects of the existence of authorized but unissued capital stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of Beta by means of a merger, tender offer, proxy contest or otherwise, and to protect the continuity of Beta's management. If in the due exercise of its fiduciary obligations, for example, the board of directors were to determine that a takeover proposal was not in Beta's best interests, such shares could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquiring or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

Other Anti-Takeover Provisions

     Beta executed a contract of employment with the president and chairman of the board of directors, Steve A. Antry, dated June 23, 1997. The contract provides for an indefinite term of employment at an annual salary of $150,000, commencing in October 1997, and an annual car allowance of up to $12,000. The contract may be terminated by Beta without cause upon the payment of the following:

(a)	Options to acquire the common stock of Beta in an amount equal to 10% of the then issued and outstanding shares containing a five year term, piggyback registration rights and an exercise price equal to 60% of the fair market value of the shares during the sixty day period of time preceding the termination notice, such amount not to exceed $3.00 per share.
(b)	A cash payment equal to two times the aggregate annual compensation.
(c)	In the event of termination without cause, all unvested securities issued by Beta to the Employee shall immediately vest and Beta shall not have the right to terminate or otherwise cancel any securities issued by Beta to Mr. Antry.

     The termination provisions of this employment contract were designed, in part, to impede and discourage a hostile takeover attempt and to protect the continuity of management./p>

Certain Charter and Bylaws Provisions

     Limitation of Liability and Indemnification

     Beta's Articles of Incorporation and its Bylaws limit the liability of directors and officers to the extent permitted by Nevada law. Specifically, the Articles of Incorporation provide that the directors and officers of Beta will not be personally liable to Beta or its shareholders for monetary damages for breach of their fiduciary duties as directors, including gross negligence, except liability for acts or omissions “which involve intentional misconduct, fraud or a knowing violation of law not in good faith, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.”

     Beta has obtained a directors and officers liability insurance policy for the purposes of indemnification which shall cover all elected and appointed directors and officers of Beta up to $1,000,000 for each claim and $3,000,000 in the aggregate. Beta believes that the limitation of liability provision in its Articles of Incorporation, and the directors and officers liability insurance will facilitate Beta's ability to continue to attract and retain qualified individuals to serve as directors and officers of Beta.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of Beta, Beta has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. Except for the payment by Beta of expenses incurred or paid by a director, officer, or controlling person of Beta in the successful defense of any action, suitor proceeding, if a claim for indemnification against such liabilities is asserted by such director, officer or controlling person of Beta in connection with the securities being registered, Beta will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

     At present, there is no pending litigation or proceeding involving any director, officer, employee or agent for which indemnification will be required or permitted under Beta's Articles of Incorporation. Beta is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Stockholder Meetings and Other Provisions

     Under the Bylaws, special meetings of the shareholders of Beta may be called only by a majority of the members of the board of directors, the chairman of the board, the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. The annual meeting shall be held each year on May 15 at 10:00 A.M., or at such other date that is convenient as determined by the Directors, at a place to be designated by the board of directors.

Transfer Agent and Registrar

     The transfer agent and registrar for the common stock is Oxford Transfer & Registrar, 317 S.W. Alder, Portland, OR 97204.

Certain Provisions of the Beta Bylaws
     Beta needs to obtain shareholder approval of a plan or arrangement under paragraph 1 below, or prior to the issuance of common stock under paragraph 2, 3, or 4 below:
          1.     when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of Beta or broadly based plans or arrangements including other employees (e.g., ESOPs). In the case where shares are issued to a person not previously employed by Beta, as an inducement essential to the individual's entering into an employment contract with Beta, shareholder approval will generally not be required. The establishment of a plan or arrangement under which the amount of securities which may be issued does not exceed the lesser of 1 percent of the number of shares of common stock, 1 percent of the voting power outstanding, or 25,000 shares will not generally require shareholder approval;

          2.     when the issuance will result in a change of control of Beta;

          3.     in connection with the acquisition of the stock or assets of another company if:

                a.     any director, officer, or substantial shareholder of Beta has a 5 percent or greater interest (or such persons collectively have a 10 percent or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5 percent or more; or

                b.     where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash:

                     €     the common stock has or will have upon issuance voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

                     €     the number of shares of common stock to be issued is or will be equal to or in excess of 20 percent of the number of shares or common stock outstanding before the issuance of the stock or securities; or

          4.      in connection with a transaction other than a public offering involving:

          a.      the sale or issuance by Beta of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors, or substantial shareholders of the company equals 20 percent or more of common stock or 20 percent or more of the voting power outstanding before the issuance; or

          b.      the sale or issuance by Beta of common stock (or securities convertible into or exercisable common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     Exceptions to those conditions requiring shareholder approval may be made upon application to Nasdaq when:

     €     the delay in securing stockholder approval would seriously jeopardize the financial viability of Beta; and

     €     reliance by Beta on this exception is expressly approved by the audit committee or a comparable body of the board of directors.

     If Beta is relying on this exception it must mail to all shareholders not later than 10 days before issuance of the securities a letter alerting them to its omission to seek the shareholder approval that would otherwise be required and indicating that the audit committee or a comparable body of the board of directors has expressly approved the exception.

     The issuance of the shares of Beta common stock in the names of the Red River shareholders, which shares are being held in escrow by a third party escrow agent, is subject to shareholder approval of the merger agreement and merger. If the Beta shareholders do not approve the merger, the escrow agent is required to release all of these shares from escrow and return them to Beta for cancellation. As such, these shares will not be transferred and therefore will not be issued to the Red River shareholders if the Beta shareholders do not approve the merger agreement.

     Only shares actually issued and outstanding, excluding treasury shares or shares held by a subsidiary, are to be used in making any calculation provided for in determining whether shareholder approval is required. Unissued shares reserved for issuance upon conversion of securities or upon exercise of options or warrants will not be regarded as outstanding.

     Where shareholder approval is required, the minimum vote which will constitute shareholder approval shall be a majority of the total votes cast on the proposal in person or by proxy.

MARKET PRICES OF BETA COMMON STOCK

     Beta common stock began trading July 9, 1999 on the Nasdaq Small Cap Market under the symbol "BETA". The following table sets forth for the fiscal period indicated the range of the high and low sale prices of Beta common stock as reported on the Nasdaq Small Cap Market. Beta has not paid any cash or other dividends since its inception. For the foreseeable future, Beta intends to retain any funds otherwise available for dividends for use in the expansion of its business.

Beta Common Stock
Nasdaq Small Cap Market

                Fiscal Year Ending December 31, 1999:               High        Low
                -------------------------------------               ----        ---

                1st Quarter..........................                N/A        N/A
                2nd Quarter..........................                N/A        N/A
                3rd Quarter..........................               6-11/16     4-1/4
                4th Quarter..........................                8-5/8     5-15/16

                Fiscal Year Ending December 31, 2000:                High        Low
                -------------------------------------                ----        ---

                1st Quarter..........................              10-13/16     6-1/2
                2nd Quarter..........................               9-7/8       7-1/4

     Set forth below is the last reported sale price of Beta common stock on November 19, 1999, the last trading day prior to the public announcement of the execution of the merger agreement, and on ______, 2000, the last trading day prior to the date of this proxy statement, both as reported on the Nasdaq Small Cap Market and National Market, respectively.

          November 19, 1999.......... $ 8 1/8
          ___________, 2000............ $0.00

Beta Oil & Gas, Inc.

Pro Forma Combining, Condensed Financial Statements

The following unaudited pro forma combining, condensed financial information is presented to reflect the merger under the Agreement and Plan of Merger of Beta Oil & Gas, Inc. and subsidiaries (“Beta”) and Red River Energy, Inc. and subsidiaries (“Red River”) and the acquisition of the ONEOK properties under the purchase and sale agreement between Red River and ONEOK Resources Company (“ONEOK properties”) on (1) the unaudited historical condensed balance sheet as of March 31, 2000, and (2) the unaudited historical condensed statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000.

The Pro Forma Combined Condensed Balance Sheet gives effect to these transactions as if they had taken place on March 31, 2000. The Pro Forma Combined Condensed Statements of Operations reflects these transactions as if they had taken place at the beginning of the periods presented.

For financial accounting purposes, it is expected that the merger will be accounted for using the purchase method of accounting. Therefore, Beta’s cost to acquire Red River, calculated to be $14.455 million assuming an average Beta common stock price of $6.38 per share with 2,250,000 shares issued to the stockholders of Red River, will be allocated to the assets acquired and liabilities assumed according to their fair values.

The assumptions used in preparing the pro forma adjustments are described in the footnotes to the pro forma combining, condensed financial statements. However, due to the uncertainties inherent in the assumption process, it is at least reasonably possible that the assumptions might require further revision and that such revision could be material.

The ONEOK properties were acquired on June 15, 2000 for total consideration of $5,608,809, subject to additional post-closing adjustment for the final accounting of net revenues and operating expenses from the effective date to the closing. Such adjustment will be determined within 90 days after closing. The acquisition of the ONEOK properties was funded through additional borrowings under the Red River line of credit.

The unaudited pro forma combining, condensed financial statements are based on the assumptions set forth in the notes to such statements and should be read in conjunction with the historical financial statements and related notes of Beta and Red River and the ONEOK Properties’ statement of revenues and direct operating expenses contained herein, which were used to prepare the pro forma combining, condensed financial statements.

Beta Oil & Gas, Inc.

Combining, Condensed Balance Sheet
March 31, 2000
(Unaudited)

                                                                                         ONEOK
                                                                                            Acquisition    Combined      Pro Forma     Combined pro-forma
                                                        Beta                 Historical     Adjustment     Pro Forma    Adjustments
                                                  -----------------      ------------------ ------------   ----------  -------------   --------------------

                                                                  ASSETS
Current Assets:
    Cash and cash equivalents                     $      2,296,899       $        470,063   $     -         $ 470,063    $    -         $      2,766,962
    Accounts receivable                                    672,945                336,654         -           336,654         -                1,009,599
    Prepaid expenses                                        95,085                 23,948         -            23,948         -                  119,033
                                                  ----------------       ----------------    ------------  ----------- -------------      ---------------
         Total current assets                            3,064,929                830,665         -           830,665         -                3,895,594

Oil and Gas Properties, at cost
(full cost method):
    Evaluated properties                                10,294,405              6,000,615    5,608,809  (2)11,609,424    13,819,948   (1)     35,723,777
    Unevaluated properties                              12,107,762              2,803,122         -         2,803,122          -      (1)     14,910,884
    Less-accumulated amortization
      And impairments of full cost pool                 (4,355,106)              (656,290)        -          (656,290)   (2,792,929)  (5)     (8,034,518)
                                                        -----------             ----------   -----------   -----------  ------------          -----------
         Net oil and gas properties                     18,047,061              8,147,447    5,608,809     13,756,256    11,027,019           42,600,143

Other Operating Property and Equipment:
    Gas gathering system                                   -                    1,306,173         -         1,306,173          -               1,306,173
    Support equipment                                      -                    1,116,615         -         1,116,615          -               1,116,615
    Less-accumulated depreciation                          -                     (266,657)        -          (266,657)         -                (266,657)
                                                        -----------        ---------------   -----------   ------------  ------------         -----------
         Net other operating property
             and equipment                                 -                    2,156,131         -         2,156,131          -               2,156,131

Furniture, Fixtures and    Equipment, net                    9,039                 29,884         -            29,884          -                  38,923
Other Assets                                               697,198                  8,818         -             8,818          -                 706,016
                                                  ----------------       ----------------    ------------  ------------- ------------          -----------
                  Total Assets                    $     21,818,227       $     11,172,945    $ 5,608,809  $16,781,754    $11,027,019         $ 49,627,000
                                                  ================       ================    ============  ============= ============          ===========

                                                               Continued

                                 See accompanying notes to combining, condensed financial information.

Beta Oil & Gas, Inc.

Combining, Condensed Balance Sheet
March 31, 2000
(Unaudited)

Continued

                                                                                              ONEOK
                                                                                          Acquisition    Combined      Pro Forma     Combined
                                                        Beta                 Historical     Adjustment     Pro Forma    Adjustments    Pro Form
                                                  -----------------      ------------------ ------------   ----------  -------------   --------------------

                                                   LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
    Premiums payable – current portion
      of long-term debt                          $         26,220        $        -         $     -        $    -        $      -        $    26,220
    Current portion of long-term debt                     -                     2,246,317         -          2,246,317          -          2,246,317
    Accounts payable, trade                               180,948                 280,389         -            280,389        100,000        561,337
    Accounts payable, related party                       -                        63,818         -             63,818          -             63,818
    Accrued interest                                      -                       156,488         -            156,488          -            156,488
    Accrued liabilities                                    10,645                  48,077         -             48,077          -             58,722
                                                 ----------------        ----------------    ------------  -----------    -----------    ---------------
         Total current liabilities                        217,813               2,795,089         -          2,795,089        100,000      3,112,902

Long-Term Debt, less current
portion                                                    21,139               7,742,804     5,608,809  (2)13,351,613          -         13,372,752

         Total liabilities                                238,952              10,537,893     5,608,809     16,146,702        100,000     16,485,654

        Stockholders’ Equity                      21,579,275                 635,052          -           635,052     10,927,019     33,141,346

Total Liabilities and Stockholders’ Equity  $     21,818,227        $     11,172,945  $  5,608,809   $ 16,781,754   $ 11,027,019    $49,627,000
                                                 ================        ================    ============ =============    ==========    ================

                                 See accompanying notes to combining, condensed financial information.

Beta Oil & Gas, Inc.

Pro Forma Combining, Condensed Statement of Operations
For the Three Months Ended March 31, 2000
(Unaudited)

                                                                                                          ONEOK
                                                                                  ONEOK             ACQUISITION               COMBINED              PRO FORMA           COMBINED
                                           BETA             RED RIVER           PROPERTIES           ADJUSTMENT               PRO-FORMA             ADJUSTMENTS         PRO FORMA
                                      ---------------    ----------------    -----------------    -------------------      ------------------     --------------        ------------

REVENUES                              $      940,250     $     1,109,347     $       657,610        $       -                 $   1,766,957         $     -              $  2,707,207

COSTS AND EXPENSES                         1,084,593             884,803             221,718            124,526    (3)                                2,524,737     (5)
                                                                                                          6,000    (6)            1,237,047             134,121     (4)     4,980,498
                                      --------------     ---------------     ---------------      ----------------         -------------------    ----------------       -------------
INCOME (LOSS) FROM OPERATIONS               (144,343)            224,544             435,892           (130,526)                    529,910          (2,658,858)           (2,273,291)

OTHER INCOME (EXPENSE), net                   18,917            (151,761)             -                (107,182)   (7)             (258,943)              -                  (240,026)
                                      --------------     ---------------     ---------------      ----------------         -------------------    ----------------       --------------

NET INCOME (LOSS)                     $     (125,426)    $        72,783     $       435,892      $     (237,608)             $     270,967        $ (2,658,858)         $ (2,513,317)
                                      ==============     ===============     ===============      =================        ===================    ================       ===============

BASIC AND DILUTED INCOME (LOSS)
  PER  SHARE                          $        (0.01)                                                                                                                    $       0.21
                                      ==============                                                                                                                     ===============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING (BASIC)
                                           9,486,113                                                                                                   2,250,000    (8)    11,736,113
                                      ==============                                                                                               ================      ================

                       See accompanying notes to combining, condensed financial information.

Beta Oil & Gas, Inc.
Pro Forma Combining, Condensed Statement of Operations
For the Year Ended December 31, 1999
(Unaudited)

                                                                                                          ONEOK
                                                                                     ONEOK               ACQUISITION                COMBINED        PRO FORMA       COMBINED
                                           BETA              RED RIVER           PROPERTIES           ADJUSTMENTS                 PRO FORMA       ADJUSTMENTS     PRO-FORMA
                                      ----------------    -----------------    ----------------    -------------------      ------------------    -----------    ------------

Revenues                              $     1,199,480     $     3,188,758      $     2,087,384       $       -                  $    5,276,142    $     -         $ 6,475,622

COSTS AND EXPENSES                          3,638,973           2,863,497              940,267              528,219    (3)                            912,418  (4)
                                                                                                             24,000    (6)           4,355,983      1,720,847  (5) 10,628,221
                                      ---------------     ---------------      ---------------     ----------------           ----------------    ------------   -------------
INCOME (LOSS) FROM OPERATIONS              (2,439,493)            325,261            1,147,117             (552,219)                   920,159     (2,633,265)     (4,152,599)

OTHER INCOME (EXPENSE), net                (2,944,910)           (509,826)              -                  (420,661)   (7)            (930,487)          -         (3,875,397)
                                      ---------------     ---------------      ---------------     ----------------           ----------------    ------------   -------------

NET INCOME (LOSS)                     $    (5,384,403)    $      (184,565)     $     1,147,117     $       (972,880)            $      (10,328)   $ (2,633,265)   $(8,027,996)
                                      ===============     ===============      ===============     =================          =================   ============   =============

BASIC AND DILUTED INCOME (LOSS)
  PER  SHARE                          $        (0.66)                                                                                                             $     (0.77)
                                      ==============                                                                                                             ==============

WEIGHTED AVERAGE NUMBER  OF COMMON
  SHARES OUTSTANDING (BASIC)
                                            8,160,000                                                                                               2,250,000 (8)   10,410,000
                                      ===============                                                                                              ===========   ===============

                                 See accompanying notes to combining, condensed financial information.

Beta Oil & Gas, Inc.

Notes to the Pro Forma Combining, Condensed Statement of Operations

(Unaudited)

(1)	To reflect the acquisition of Red River in a purchase transaction where Beta acquired 100% of the net assets of Red River for 2,250,000 shares of Beta common stock. The acquisition was valued at $14,455,000 including $100,000 of estimated acquisition costs. Based on an analysis performed by Beta management, the assets and liabilities of Red River are adjusted to their fair values, which approximate book values, except for the evaluated oil and gas properties which were increased by $13,805,427 to their estimated fair value based on the September 1, 1999 Ryder Scott Reserve Report. This amount will be included in the full cost amortization base of the Company. The adjustment also includes the removal of Red River's stockholders' equity accounts.
(2)	To reflect the acquisition of the ONEOK properties under the purchase and sale agreement between Red River and ONEOK for total consideration of $5,608,809.
(3)	To reflect additional amortization costs giving effect to the increase in the amortization base of the evaluated properties due to the acquisition of the ONEOK properties by Red River.
(4)	To reflect additional amortization costs giving effect to the increase in the amortization base of the evaluated properties acquired through the merger of Beta and Red River. The amortization base of Red River includes the amortization base of the ONEOK properties as if they had been acquired by Red River from the beginning of the periods presented.
(5)	To reflect the impairment charge, on a consolidated basis, under full cost method of accounting for oil and properties due to the book basis of the properties being greater than the calculated ceiling assuming prices and costs in effect as of December 31, 1999 and March 31, 2000.
(6)	Reflects estimated incremental general and administrative expenses due to the acquisition of the ONEOK properties.
(7)	Reflects increased interest expense, based upon the current rate for each of the period presented, from borrowings under the Red River line of credit to finance the acquisition of the ONEOK properties as if the borrowings had been outstanding as of the beginning of the periods presented.
(8)	The pro forma combined weighted average common shares reflect the adjustment for the issuance of 2.25 million shares of Beta common stock to Red River stockholders, per the Agreement and Plan of Merger.

GLOSSARY

As used in this proxy statement:

      "Acquisition of properties" are the costs incurred to obtain rights to production of oil and gas. These costs include the costs of acquiring oil and gas leases and other interests. These costs include lease costs, finder's fees, brokerage fees, title costs, legal costs, recording costs, options to purchase or lease interests and any other costs associated with the acquisitions of an interest in current or possible production.

      "Area of mutual interest" means, generally, an agreed upon area of land, varying in size, included and described in an oil and gas exploration agreement which participants agree will be subject to rights of first refusal as among themselves, such that any participant acquiring any minerals, royalty, overriding royalty, oil and gas leasehold estates or similar interests in the designated area, is obligated to offer the other participants the opportunity to purchase their agreed upon percentage share of the interest so acquired on the same basis and cost as purchased by the acquiring participant. If the other participants, after a specific time period, elect not to acquire their pro-rata share, the acquiring participant is typically then free to retain or sell such interests.

      "Back-in interests" also referred to as a carried interest, involve the transfer of interest in a property, with provision to the transferor to receive a reversionary interest in the property after the occurrence of certain events.

      "Bbl" means barrel, 42 U.S. gallons liquid volume, used in this proxy statement in reference to crude oil or other liquid hydrocarbons.

      "Bcf" means billion cubic feet, used in this proxy statement in reference to gaseous hydrocarbons.

      "BCFEQ" means billions of cubic feet of gas equivalent, determined using the ratio of six thousand cubic feet of gas to one barrel of oil, condensate or gas liquids.

      "Casing Point" means the point in time at which an election is made by participants in a well whether to proceed with an attempt to complete the well as a producer or to plug and abandon the well as a non-commercial dry hole. The election is generally made after a well has been drilled to its objective depth and an evaluation has been made from drill cutting samples, well logs, cores, drill stem tests and other methods. If an affirmative election is made to complete the well for production, production casing is then generally cemented in the hole and completion operations are then commenced.

      "Development costs" are costs incurred to drill, equip, or obtain access to proved reserves. They include costs of drilling and equipment necessary to get products to the point of sale and may entail on-site processing.

      "Exploration costs" are costs incurred, either before or after the acquisition of a property, to identify areas that may have potential reserves, to examine specific areas considered to have potential reserves, to drill test wells, and drill exploratory wells. Exploratory wells are wells drilled in unproven areas. The identification of properties and examination of specific areas will typically include geological and geophysical costs, also referred to as G&G, which include topological studies, geographical and geophysical studies, and costs to obtain access to properties under study. Depreciation of support equipment, and the costs of carrying unproved acreage, delay rentals, ad valorem property taxes, title defense costs, and lease or land record maintenance are also classified as exploratory costs.

      "Farmout" involves an entity's assignment of all or a part of its interest in a property in exchange for the assignee's obligation to expend all or part of the funds to drill and equip the property.

      "Future net revenues, before income taxes" means an estimate of future net revenues from a property at a specified date, after deducting production and ad valorem taxes, future capital costs and operating expenses, before deducting income taxes. Future net revenues, before income taxes, should not be construed as being the fair market value of the property.

      "Future net revenues, net of income taxes" means an estimate of future net revenues from a property at a specified date, after deducting production and ad valorem taxes, future capital costs and operating expenses, net of income taxes. Future net revenues, net of income taxes, should not be construed as being the fair market value of the property.

      "Mcf" means thousand cubic feet, used in this proxy statement to refer to gaseous hydrocarbons.

      "MMcf" means million cubic feet, used in this proxy statement to refer to gaseous hydrocarbons.

      "MBbl" means thousand barrels, used in this proxy statement to refer to crude oil or other liquid hydrocarbons.

      "Gross" oil and gas wells or "gross" acres is the total number of wells or acres in which Beta has an interest.

      "Net" oil and gas wells or "net" acres are determined by multiplying "gross" wells or acres by Beta's interest in such wells or acres.

      "Oil and gas lease" or "Lease" means an agreement between a mineral owner, the lessor, and a lessee which conveys the right to the lessee to explore for and produce oil and gas from the leased lands. Oil and gas leases usually have a primary term during which the lessee must establish production of oil and or gas. If production is established within the primary term, the term of the lease generally continues in effect so long as production occurs on the lease. Leases generally provide for a royalty to be paid to the lessor from the gross proceeds from the sale of production.

      "Overpressured reservoir" are reservoirs subject to abnormally high pressure as a result of certain types of subsurface conditions.

      "Present value of future net revenues, before income taxes" means future net revenues, before income taxes, discounted at an annual rate of 10% to determine their "present value." The present value is shown to indicate the effect of time on the value of the revenue stream and should not be construed as being the fair market value of the properties.

      "Present value of future net revenues, net of income taxes" means future net revenues, net of income taxes discounted at an annual rate of 10% to determine their "present value." The present value is shown to indicate the effect of time on the value of the revenue stream and should not be construed as being the fair market value of the properties.

      "Production costs" means operating expenses and severance and ad valorem taxes on oil and gas production.

      "Prospect" means a geologic anomaly which may contain hydrocarbons that has been identified through the use of 3-D and/or 2-D seismic surveys and/or other methods.

     "Proved oil and gas reserves" are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e. prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions. Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any, and (B) the immediately adjoining portions not yet drilled, but which can reasonably be judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

      "Proved developed oil and gas reserves" are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas reserves expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

      "Proved undeveloped oil and gas reserves" are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

      "Reserve target" means a geologic anomaly which may contain hydrocarbons that has been identified through the use of 3-D and 2-D seismic surveys and other methods.

      "Royalty interest" is a right to oil, gas, or other minerals that is not burdened by the costs to develop or operate the related property. The basic royalty interest is retained by the owner of mineral rights when his property is leased for purposes of development.

      "Trend" means a geographical area where similar geological, geophysical, or oil and gas reservoir and production characteristics may exist.

      "Seismic Option" generally means an agreement in which the mineral owner grants the right to acquire seismic data on the subject lands and grants an option to acquire an oil and gas lease on the lands at a predetermined price.

      "Working interest" is an interest in an oil and gas property that is burdened with the costs of development and operation of the property.

BUSINESS OF BETA

General

      Beta Oil & Gas, Inc. is an oil and gas company organized in June 1997 to engage in the exploration, development, exploitation and production of natural gas and crude oil. Beta's operations are currently focused in proven oil and gas producing trends primarily in South Texas, Louisiana and Central California.

     Beta believes that the availability of economic 3-D seismic surveys has fundamentally changed the risk profile of oil and gas exploration in certain regions, specifically South Texas and Louisiana.

     Recognizing this change in risk profile, Beta has aggressively sought to acquire significant prospective acreage blocks for targeted, proprietary, 3-D seismic surveys. As of December 31, 1999, Beta had assembled approximately 38,000 gross acres under lease or option.

      Approximately 94% of Beta's current acreage position is evaluated by proprietary 3-D seismic data that Beta has acquired through joint participation with operating oil and gas companies. From the data generated by its initial proprietary seismic surveys, covering over 300 square miles, in excess of 200 potential drillsites have been identified.

      Approximately $11,000,000 has been utilized to acquire working interests in lands and seismic data in the onshore Texas Gulf Coast region. Beta's interests in the onshore Texas properties are operated by Parallel Petroleum Corporation, Allegro Investments, Inc. and Sue Ann Production, Inc. Drilling commenced on these projects during 1999 and has resulted in eight discoveries of oil and gas to date. Representatives of Parallel, Allegro and Sue Ann have informed Beta that drilling will continue in these projects throughout the year 2000. Beta anticipates that participation in exploratory and drilling projects in South Texas will constitute its primary activity during 2000.

      Approximately $ 7,000,000 has been invested in leases, seismic and drilling in Louisiana. Drilling commenced on these prospects in 1998 and has resulted in five oil and gas discoveries so far. It is expected that Beta will participate in the drilling of a minimum of six wells in Louisiana during 2000.

      The balance of funds raised to date have been utilized primarily to fund various domestic and international exploratory activities. Beta's exploratory activities in areas outside of Texas have resulted in two natural gas discoveries located in Central California. It is anticipated that Beta will expend additional funds to explore these areas during 2000 and future periods.

     Beta has to rely on joint ventures with qualified operating oil and gas companies to operate its projects through the exploratory and production phases. This has reduced general and administrative costs necessary to conduct operations. As of the date of this proxy statement, Beta is operating only one of the oil and gas wells or prospects in which it owns an interest. The balance of Beta's wells or prospects are being operated by third parties.

Technology

      Beta participates in projects utilizing economically feasible advanced technology in their exploration and development activities to reduce risks, lower costs, and more efficiently produce oil and gas. Beta believes that the availability of cost effective 3-D seismic surveys makes its use in exploration and development activities attractive from a risk management perspective in certain areas such as South Texas and Louisiana. In certain instances, 3-D seismic surveys more accurately inform Beta in evaluating drilling prospects than do conventional 2-D seismic and traditional evaluation methods. During 1999, Beta participated in the drilling of ten South Texas exploratory wells utilizing 3-D seismic. Seven of the Texas wells have been completed for production. During the same period, Beta participated in the drilling of seven Louisiana exploratory wells identified from 3-D seismic, of which four have been completed for production. None of the Texas or Louisiana prospects had been identified prior to the use of 3-D seismic. Beta management believes that the use of 3-D seismic resulted in higher number of completions of producing wells than would otherwise be the case without the use of the 3-D seismic. 3-D seismic allows Beta and its partners to better image the potential size of an exploratory target and distinguish between larger more profitable targets and smaller less attractive targets.

      Briefly, a seismic survey sends pulses of sound from the surface, down into the earth, and records the echoes reflected back to the surface. By calculating the speed at which sound travels through the various layers of rock, it is possible to estimate the depth to the reflecting surface. It then becomes possible to infer the structure of rock deep below the earth's surface. Beta has focused its exploration activity in the Gulf of Mexico region due to affordable and available seismic data, and the affordability of the software and computer hardware necessary to peer through the layers of rock and salt to locate heretofore undiscovered hydrocarbons. Beta evaluates substantially all of its exploratory prospects using 3-D or enhanced 2-D seismic surveys.

      In evaluating certain of its exploratory prospects, Beta also uses amplitude versus offset "AVO" technology. AVO analysis can show the high contrast between the sand and shales and provides for better interpretation of the reservoir sands to determine the presence of gas.

      Beta retains experienced third-party consultants and participates with experienced joint working interest owners to acquire, process and interpret 3-D seismic surveys. Beta attempts to ensure the integrity of the 3-D seismic analysis in each of its projects by emphasizing quality control throughout the data acquisition, processing and interpretation. Whenever possible, Beta also attempts to correlate or "model" the interpretations of 3-D seismic surveys with wells previously drilled on or near the prospect being evaluated.

      Beta may supplement its exploration efforts with acquisitions of producing oil and gas properties. Beta would seek to acquire producing properties that either are underperforming relative to their potential or are candidates for 3-D seismic analysis.

Summary of Oil and Gas Operations

Capitalized costs at December 31 1998, and 1999 relating to Beta's oil and gas activities are summarized as follows:

                                                  December 31, 1998        December 31, 1999
                                                  -----------------        -----------------
                                              United States   Foreign   United States  Foreign
                                                 -------      -------     -------      -------

               Capitalized costs-
                 Evaluated properties          $  1,763,082 $ 1,624,218  $ 8,128,928 $ 1,681,270
                 Unevaluated properties          11,426,732      39,963   11,973,532     118,095
                 Less- Accumulated
               depreciation,depletion,
               amortization and impairment          (46,473) (1,624,218)  (2,115,957) (1,681,270)
                                                ------------ ----------- ------------ -----------
                                               $ 13,143,341 $    39,963  $17,986,503  $  118,095
                                                ============ =========== ============ ===========

Unevaluated oil and gas properties - United States

      As Beta's properties are evaluated through exploration, they will be included in the amortization base. Costs of unevaluated properties in the United States at December 31, 1998 and 1999 represent property acquisition and exploration costs in connection with Beta's Louisiana, Texas and California prospects. The prospects and their related costs in unevaluated properties have been assessed individually and no impairment charges were considered necessary for the United States properties for any of the periods presented. The current status of these prospects is that seismic has been acquired, processed and is currently being interpreted on the subject lands within the prospects. Drilling commenced on the prospects in the first quarter of 1999 and will continue in future periods. As the prospects are evaluated through drilling in future periods, the property acquisition and exploration costs associated with the wells drilled will be transferred to evaluated properties where they will be subject to amortization.

Unevaluated oil and gas properties - Foreign
     Unevaluated costs as of December 31, 1999, outside the United States represent costs in connection with the evaluation and proposed acquisition of one or more exploration blocks in Australia.

Impairment of Oil and Gas Properties - United States
      As a result of a ceiling test calculation, which limits capitalized costs, net of related deferred tax liability to the aggregate of the estimated present value, discounted at 10 percent of future net revenues from proved reserved plus lower of cost or fir market value of unproved properties. Beta recognized an impairment of approximately $1,168,000 related to its oil and gas properties during the fourth quarter of 1999. Beta recognized an impairment of approximately $46,000 related to its oil and gas properties during the fourth quarter of 1998.

Evaluated Properties - United States
     During the year ended December 31, 1998 Beta participated in the drilling of 6 wells within the United States. The property acquisition and exploration costs associated with the wells totaling $1,763,082 were transferred to evaluated properties and were evaluated for impairment. Since all of the proved reserves associated with the wells were non-producing or behind pipe and no production had occurred as of December 31, 1998, no depletion expense was recorded during the year ended December 31, 1998.

     During the year ended December 31, 1999, Beta participated in the drilling of 19 wells within the United States. The property acquisition and exploration costs associated with the wells were transferred to evaluated properties. Production commenced during the period and depletion expense of $901,573 was recorded.

Impairment of Oil and Gas Properties - United States

      As a result of a ceiling test calculation, which limits capitalized costs, net of related deferred tax liability, to the aggregate of the estimated present value, discounted at 10 percent of future net revenues from proved reserves plus lower of cost or fair market value of unproved properties. Beta recognized an impairment of approximately $1,168,000 related to its oil and gas properties during the fourth quarter of 1998.

Evaluated Properties - Foreign

      During 1998, Beta, through its wholly owned subsidiary, BETAustralia, LLC secured an option to participate for a 5% working interest in two petroleum licenses covering 2,798,000 acres (approximately 4,372 square miles). Per the terms of the option agreement, Beta exercised its option to earn a 5% working interest by participating in the drilling of two offshore test wells in the license areas. The wells were completed as dry holes. The property acquisition and exploration costs associated therewith totaling $1,624,218 were transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1998. The exploration licenses expired in December 1998. Property acquisition and exploration costs associated with a Brazilian prospect totaling $ 57,052 were transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1999.

PROPERTIES OF BETA

     Beta's current oil and gas exploration activities are focused in four distinct project areas as follows:

1.     Yegua and Frio Trend 3-D Seismic Joint Venture - Onshore Gulf Coast Region, Jackson County, Texas;
2.     Transition Zone Project - Offshore and Onshore Gulf Coast Region, Texas and Louisiana;
3.     Norcal Project - Onshore San Joaquin and Sacramento Basins, California; and
4.     International - Onshore Australia and Brazil.

     In substantially all of its project areas, Beta has entered into joint ventures with operators who have extensive experience and expertise in those areas. This has allowed Beta to obtain working interests in a number of prospects with minimal associated overhead.

     The following discussion contains forward looking statements. The projects discussed in this section may never yield any additional commercial discoveries of hydrocarbons and, even if they do, they could result in a loss to Beta. See "Risk Factors" for a discussion of the risk factors associated with the projects.

YEGUA/FRIO/WILCOX TREND 3-D SEISMIC JOINT VENTURE, JACKSON COUNTY, TEXAS

     Beta presently owns working interests in four Onshore Gulf Coast exploration projects located in Jackson County, Texas. The projects are operated by Parallel Petroleum Corporation, Allegro Investments, Inc. and Sue-Ann Production Company. Approximately 15,000 gross acres, approximately 3,900 acres net to Beta's working interest, of oil and gas leases have been acquired in these four projects as of December 31, 1998. As of December 31, 1999 , the operators had completed 3-D seismic surveys over an area totaling 286 square miles within which these projects are located and were evaluating seismic data to select drilling locations. Drilling commenced on Beta's project areas in the first quarter of 1999.

      The following projects in which Beta is participating will use the same seismic techniques that Parallel has previously used to identify potential drill sites. The status of the projects is as follows:

1)     Texana Project.   Approximately 25,000 gross acres under seismic coverage; 294 gross acres under lease; 74 acres under lease net to Beta's 25% working interest as of December 31, 1999 :

      Approximately 40 square miles of 3-D seismic data has been acquired and processed. "Amplitude Versus Offset" analysis and data interpretation has been completed. Approximately 10 potential locations have been identified for drilling in 2000 and future periods. Drilling of exploratory wells is expected to commence in the third quarter of the year 2000.

2)     Formosa Grande Project. Approximately 92,000 gross acres under seismic coverage; 6,471 gross acres under lease; 1,618 acres under lease net to Beta's 25% working interest at December 31, 1999 :

     Approximately 140 square miles of 3-D seismic data has been acquired. The seismic data has been interpreted and prospects identified. Drilling of exploratory wells commenced in the fourth quarter of 1999 and has resulted in one dry hole to date. Approximately 46 additional potential locations have been identified for drilling in 2000 and future periods. Two wells were drilled in the second quarter. One gas/condensate well has been completed, the second well is currently being drilled.

3)     Ganado Project. Approximately 25,000 gross acres under seismic coverage, 4,965 gross acres under lease; 993 acres under lease net to Beta's 20% working interest at December 31, 1999 :

      Approximately 40 square miles of 3-D seismic data has been acquired and is in the interpretive stages. Three exploratory wells have been drilled in this project this year. Two wells were dry holes and the third well was completed for production. Approximately 91 additional locations have been identified for drilling during 2000 and future periods, three well s are planned for the third quarter alone.

4)     BWC Project. Approximately 42,440 gross acres under seismic coverage, 3,561 gross acres under lease; 1,175 acres under lease net to Beta's 12.5% working interest at December 31, 1999 :

      Approximately 66 square miles of 3-D seismic data has been acquired and is in the interpretive stages. Drilling of exploratory wells commenced in the first quarter of 1999 and has resulted in seven oil and gas discoveries out of eight wells drilled to date. Approximately 100 additional potential locations have been identified for drilling in 2000 and future periods. Additional drilling is scheduled for the third quarter of 2000.

Terms of Participation

      All of the lands covered by the exploration agreements are subject to "area of mutual interest" provisions described in the glossary preceding the "Business" section. The exploration agreements generally provide, among other things, for participation by Beta and other participants on the following terms and conditions:

€     Participants were required to pay 133% of actual cost of initial land costs, consisting mainly of seismic options, and the costs of acquiring, processing and interpreting seismic data. The 33% premium was paid to unrelated parties as compensation for assembling the leases and conducting the seismic operations. All costs incurred after the interpretation phase are billed to the participants at actual cost. The post interpretation costs include the cost of drilling, completing and equipping wells and the costs of acquiring leases. All of the projects are now in the post-interpretive stage.

€     Once the seismic data has been acquired and interpreted, prospects will be designated within the seismic survey areas. The parties to the agreement then have the option to participate in the prospect according to their pro-rata working interest. Those parties who elect not to participate forfeit their rights of participation in the specific prospect but retain the right to participate in other prospects proposed in the seismic survey area which are outside of the specific prospect.

€     Those parties who elect to participate in a specific prospect then proceed to acquire oil and gas leases within the prospect by exercising seismic options. The seismic options were acquired in advance of seismic acquisition and convey the right to conduct seismic operations as well as the option to enter into an oil and gas lease on the subject lands at a pre-determined price per acre. The seismic option allows Beta and its partners to acquire and evaluate seismic data before actually acquiring leases. After the seismic data has been evaluated, Beta and its partners can then selectively acquire leases by exercising on acreage which is determined to be prospective from seismic evaluation. Seismic options covering lands which are determined not to have oil and gas potential are allowed to expire at no further cost to the participants. The cost of a seismic option is usually much lower than the cost of acquiring a lease and it also prevents the mineral owner lessor from leasing the oil and gas rights to another party during the term of the option.

Geological and Economic Overview of the Yegua/Frio/Wilcox Trend 3-D Joint Venture

      The subject lands lie in close proximity to productive oil and gas fields which produce from the Yegua/Frio/Wilcox intervals. Beta wishes to emphasize that the historical production results in the area are not necessarily indicative of the results that Beta may obtain from its oil and gas prospects.

      Within Beta's project areas, there are high potential exploration opportunities that are being defined with the use of 3-D seismic. The Jackson County, Texas area has proven to be suitable for 3-D seismic as faulting and structures are easily identified and many stratigraphic reservoirs exhibit hydrocarbon indicators from the shallowest Miocene sands, throughout the Frio, and into the Vicksburg, Yegua, and Wilcox intervals. The Formosa Grande Prospect Area has numerous regional down-to-the-coast faults that are easily identified at the top of the Frio, but also has deep seated faulting that does not exhibit displacement at the shallower horizons. Very often, these deep faults do create hydrocarbon traps. Most fields in this trend area exhibit multiple stacked reservoirs.

      A Frio level structure map exhibits numerous large four-way closures, primarily down-thrown to regional growth faulting. These large structures have, for the most part, been exploited, some as early as the 1930s and 1940s. Although it is not readily apparent in regional mapping, much of the Frio production is stratigraphic in nature, that is, trapped in channel sands that traverse structures, or in sands that "pinch out" up onto the flanks of these large structures. Significant reserves may remain in similar traps which have not been developed to date. Such traps should be readily defined with 3-D seismic data.

      Beta's project areas appear to be located in a suitable "trend" area to apply 3-D seismic technology to identify reserves that have been passed over in existing fields as well as to discover new reserves in deeper pools and undrained fault segments in compartmentalized fields.

TRANSITION ZONE PROJECT

      Beta has entered into several joint exploration agreements in southern Louisiana and Texas in an area which is generally described as the Transition Zone.

The Transition Zone

      The Transition Zone of Southern Louisiana and Texas covers the shoreline and near shore environments in the Gulf of Mexico region. This region has been under-explored because acquisition of seismic data in the area was very expensive and has historically been of less than ideal quality due to the problems inherent in gathering data in the wide variety of environments encountered between land and deeper water offshore. Innovative techniques have been utilized to acquire and process 3-D seismic data and quality data that provides the opportunity to accurately interpret the structural and stratigraphic framework of the area.

      All of the reserve targets will lie in the shallow waters or onshore. Depths of the reserve targets will typically range from 3,000 to 15,000 feet. The average dry hole costs for these wells are expected to be $1,500,000 for a straight hole and $2,000,000 for a directional hole to the 100% working interest. The completion cost per well is estimated at $1,000,000 to $1,500,000 to the 100% working interest. Beta's prospects in the Transition Zone are located within or adjacent to existing pipeline infrastructure. This will enable wells drilled in the prospects to be connected to existing pipelines to transport oil and gas to markets.

The Cheniere Exploration Agreements

     During 1999, Beta entered into joint exploration agreements with Cheniere Energy, Inc. on five natural gas prospects located in Louisiana.

      The following prospects in which Beta is participating have been identified from a proprietary 3-D seismic survey acquired by Cheniere. The status of the prospects is as follows:

1)     Cobra Prospect. All of the leases associated with this prospect were allowed to expire :,br>
     This prospect is located onshore in Cameron Parish, Louisiana. A well commenced drilling on this prospect to a total depth of 12,500 feet in February 1999 and was determined to be non-commercial.

2)      Shark Prospect. Approximately 752 gross acres under lease; 113 acres net to Beta's 15% working interest:

      This prospect is located offshore in West Cameron Block 49, Louisiana. A 9,900 foot test well commenced drilling on this prospect in April 1999 and encountered pay. Noncommercial shows were encountered and the well was completed as a dry hole. A separate deeper 11,000 foot test is planned for this prospect in the third quarter of 2000. In addition to the deep objectives, the teest will evaluate the previously encountered show zones in an updip position.

3)      Redfish Prospect. Approximately 732 gross acres under lease; 110 acres net to Beta's 15% working interest:

     This prospect is located offshore in West Cameron Block 49, Louisiana. A 10,000 foot test well was drilled on this prospect in March 1999 and completed for production at an initial stabilized production rate in excess of 15,000 mcf and 100 barrels of condensate per day. The well is currently producing at a rate in excess of 14,000 mcf and 50 barrels of condensate per day.

4)     Stingray Prospect. Approximately 691 gross acres under lease; 104 acres net to Beta's 15% working interest:

     This prospect is located offshore in West Cameron Block 49, Louisiana. A test well was drilled on this prospect in May of 1999. The well was completed for production in September at a stabilized rate in excess of 8,000 mcf and 60 barrels of condensate per day. The initial producing zone has been depleted and the well has been re-completed in another producing zone in a shallower interval. The well is currently producing approximately 6,000 mcf of natural gas and 40 barrels of condensate per day.

5)      Heron Prospect. Approximately 1,139 gross acres under lease; 142 acres net to Beta's 12.5% working interest

      This prospect is located onshore in Cameron Parish, Louisiana. An 11,700 foot Planulina test was commenced in September 1999 and completed as a dry hole.

The Rozel Exploration Agreement

      Beta entered into a joint exploration agreement with Rozel Energy in 1998 to explore for oil and gas in the Transition Zone of South Louisiana. Under this agreement, which expired on February 23, 1999, Rozel identified prospects on the basis of a 3-D seismic survey completed by Fairfield Industries, one of the leading providers of 3-D seismic data for the Gulf of Mexico. Although the agreement with Rozel has expired, Beta continues to have participation rights in acreage acquired and wells drilled before the expiration of the agreement.

      Under the terms of the Rozel agreement, Beta provided a total of $480,000 of lease acquisition funding for prospects before expiration of the agreement. Rozel identified the prospects utilizing the 3-D seismic data from the Fairfield survey. In consideration for providing the lease acquisition funds, Beta is entitled, but not obligated, to participate on a prospect by prospect basis in leases that were acquired by Rozel Energy during the term of the agreement.

      There are currently three remaining undrilled prospects in which Beta has rights of participation. Beta's terms of participation shall require it to pay approximately 12.5% of the costs of drilling and completing the first well in each prospect to earn approximately a 9.375% working interest in the initial well and prospect acreage, a "third for a quarter" basis. Beta's 9.375% working interest shall be further reduced to 8.8% after the costs of the prospect have been recouped. Beta is obligated to pay a $50,000 fee on those prospects in which it elects to participate. Beta shall be entitled to reimbursement of lease funds advanced for prospects in which it elects not to participate. Beta shall be entitled to such reimbursement if and when Rozel either sells or otherwise conveys, i.e. farmouts, its interest in, or drills, the prospect.

     In addition to the three undrilled prospects, Beta owns a 9.375% working interest in three producing wells and 5,000 acres surrounding it. The OCS-G-13825 Minkfish #1, West Cameron Blk. 39, was drilled to a depth of approximately 10,500 feet. The well commenced production in January 1999 and is currently producing at a rate in excess of 4,000 mcf and 30 barrels of condensate per day. A second well, the Minkfish #2, was drilled and completed in 1999 and the well is currently producing at rate in excess of 6,000 mcf and 100 barrels of condensate per day. A third well has been drilled and completed and is currently shut in due to the need for well compression. The compression will not be installed until such time that the second well requires compression. At this time no specific date has been set for the compression installation.

The Lapeyrouse 3-D Prospect

      This prospect is in Terrebone Parish, South Louisiana, an area specifically targeted by Beta for its high reserve potential based on historical production results that have been published for this area. Although the main objective, the Duval, will be reached with a 14,800' test well, a total of twenty-one objectives will be tested with one well bore. These consist of fourteen smaller objectives from 10,000' to 14,000' to pressure point and seven larger objectives in abnormal pressure, over-pressured reservoir, through 16,000'.

      Beta's working interest was purchased after detailed 3-D seismic was completed and interpreted. A total of 7,000 mineral acres have been leased to drill the multiple objectives stated above. Beta's working interest varies between 2.5% and 6.25% in the project leases. Beta has acquired additional working interests from participants who have declined to participate, which has increased Beta's working interest in the initial exploratory well to 19%. Estimated drilling costs to casing point for a proposed 14,800 foot test are $3,304,302 of which Beta shall pay $627,817 for its proportionate 19% working interest. Estimated completion costs are $1,051,683 of which Beta shall pay $199,819 for its proportionate 19% working interest, provided Beta elects to participate in the completion. A well is expected to be drilled in the third quarter of 2000.

The Greens Lake Prospect

     This prospect is in Galveston County, Texas on trend with the Eagel Point Vicksburg Sand discovery. The 2900 acre prospect lies within a proprietary 24 square mile S-D survey. Prospective sands include the Miocene, Lower Frio and Vicksburg which are upthrown to a major regional fault. . Two wells, both to be drilled to a depth of approximately 14,000 feet, are planned in this prospect, the first well to be drilled in the third quarter of 2000. . Beta has a 25% working interest in this prospect.

The Estherwood Prospect

     The Estherwood Prospect is located onshore Acadia Parish, Louisiana within the Field Limits of the Lawson Field. The operation involved the re-entry of the Sandefer #1 Pelto originally drilled in 1989. In December 1999 Beta re-entered the well. The Marg tex sand at 11,720' was tested and determined to non-commercial. Beta has a 50% working interest in this prospect and is the operator.

NORCAL PROJECT, ONSHORE SAN JOAQUIN AND SACRAMENTO BASINS

      Beta had entered into an exclusive eighteen month contract, which expired in April of 1999, to utilize 3-D and 2-D seismic technology in a 500 square mile area of mutual interest with Source Energy LLC. Beta has maintained a between a 30 to 75% working interest in certain prospects generated by FrimodigSource Energy LLC in the San Joaquin and Sacramento Basins in Central and Northern California. As of December 31, 1999, Beta has participated in the drilling of five wells in the Norcal Project. Two of the wells have been completed for production:

1)     The N.W. Buttonwillow #1 was completed in July 1998 flowing at a rate of 415 mcf per day and is currently shut in due to high water production. The well is being evaluated by the operator for abandonment. No decision has been reached at this time. Beta has a 75% working interest in this well.

2)     The S.E. Garrison City #1 was completed and tested at a rate of 2,400 mcf per day. The well is awaiting a pipeline hookup. Beta has a 30% working interest in this well.

      In addition, Beta participated in the drilling of the S. Shafter #1, the Bowerbank #1 and the Buttonwillow #1, all three of which were completed as dry holes. The Buttonwillow #1 is a different well than the N.W. Buttonwillow #1.

INTERNATIONAL

      Although the majority of Beta's exploration efforts are focused in the United States, management believes that international exposure can reduce the business risks commonly associated with having operational activities confined to one country.

Australian Projects

     Beta has reviewed a number of exploration projects in the Asia Pacific Region and elected to participate in two exploration areas covering four separate exploration permits in Eastern Australia. A description of the areas is as follows:

1)     Toko Syncline Project

      Beta's wholly owned subsidiary BETAustralia LLC has signed an agreement with Dyad Australia, Inc. of Midland, Texas to participate for a 20% working interest, 16.4% net revenue interest, in Dyad's rights to the Toko Syncline Project. Dyad is the holder of exploration permits covering approximately 918,000 contiguous acres, 1,434 square miles, in the Georgina and Eromanga Basins of Western Queensland. Since the acquisition of the permits, Dyad has acquired, analyzed, and reprocessed 400 miles of existing 2-D seismic data and identified four potentially significant geological structures encompassing approximately 55,000 acres or 86 square miles. During the period from 1964 to 1980, there were six wells drilled in the Toko Syncline that went deep enough to provide meaningful subsurface control. Four were exploratory and two were full core tests by the Geological Survey of Queensland. Of these six, only one well failed to identify oil or gas shows. At the time the wells were drilled, there were no gas pipelines in the prospect areas available to transport natural gas, if commercial amounts of gas could be discovered. The lack of pipelines in the area discouraged further exploration in the area until now.

      One of the structures is of particular interest due to a well, the Ethabuka #1 drilled on the structure in 1973 by Alliance Oil Development. The well encountered a persistent gas flow of 200 MCF of gas per day while drilling. The well was abandoned 3,500 feet short of the initial target depth after twisting off the drill pipe and making several unsuccessful efforts to reclaim the hole. This very significant show of gas was documented by the Queensland Department of Minerals and Energy. At the time, there was no gas pipeline in the area.

      The market for natural gas has increased significantly since then in the area. Western Queensland has a large mining industry centered in the city of Mt. Isa. This area holds some of the world's largest deposits of copper, lead, zinc, and phosphate. Previously, the mines and the associated processing and smelting plants were fueled entirely by coal, which was shipped approximately 750 miles by rail. The Queensland government is encouraging the introduction of natural gas as an energy source. Construction of a 14 inch gas transmission line from southwest Queensland to Mt. Isa is now complete and transporting gas. The pipeline crosses the Toko Syncline project area, exposing the project to a viable market for natural gas.

      Dyad has entered into an agreement with a major U.S. concern for the funding of additional seismic data acquisition and the drilling of an exploration well. Under the terms of the agreement, Dyad will have the opportunity to buy into the exploratory well by reimbursing its proportionate share of actual costs after the well has been drilled and evaluated. Dyad also has the option of postponing its buy-in until later stages in the development program. Per the terms of the Beta-Dyad agreement, Beta has paid $100,000 to acquire 20% of Dyad's working interest buy-in rights in the project area. If Dyad buys into the program after the initial exploratory well has been drilled and evaluated, Beta will at that point, have the option of acquiring a net 10% working interest at cost. If Dyad postpones its buy-in option until the later stages of the project, then its option to purchase an interest will be incrementally reduced. Beta's working and net revenue interest in the Toko Syncline project area will depend on if and when Dyad and its partners elect to buy-in to the project and will be reduced in the later stages of the project if the buy-in option is not exercised and additional expenditures are incurred by the funding partner. The funding partner will have exclusive marketing rights to hydrocarbons in the project area, subject to an agreed minimum floor price to be received for hydrocarbons produced and sold.

      Beta anticipates that the initial exploratory well could be drilled in the second quarter of 2000.

2)      Stansbury Basin Project

      In March 1998, Beta formed a wholly owned subsidiary called BETAustralia, LLC, a limited liability company organized under the laws of California, for the purposes of participating in the Stansbury Basin Project and other Australian projects. Beta made an initial cash advance of $320,000 to secure an option to participate for a 5% working interest in two petroleum licenses covering 2,798,000 acres or approximately 4,372 square miles. Per the terms of the option agreement, Beta exercised its option to earn a 5% working interest by participating in the drilling of two offshore test wells in the license areas. Beta incurred costs of $1,305,445 in the drilling of the two wells. The wells were completed as dry holes. The costs associated therewith totaling $1,625,000 have been transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1998. Beta has no current plans to conduct additional exploration activities in the Australian, Stansbury Basin, license areas. The exploration licenses expired in December of 1998.

      Additional Projects Under Review

      Although Beta's initial international focus is Australia, management is currently reviewing several other opportunities. However, there is no guarantee that any of these projects will ever reach fruition.

      These are forward looking statements. The projects discussed in this section may never materialize and, even if they do materialize, they could result in a loss to Beta. No formal agreements have been reached and there can be no assurance that such a purchase will ever be completed and this potential acquisition should not be relied upon in making an investment decision.

GENERAL

      Beta holds interests in producing properties and undeveloped acreage in three states within the United States.

COMPANY RESERVES

      Beta had no proved reserves as of December 31, 1997. Beta's total net ownership in oil and gas reserves as of December 31, 1998 and 1999 are based on independent engineering reports. The reserve quantities and valuations for fiscal 1998 are based upon estimates by Veazey & Associates, Inc. The reserve quantities and valuations for fiscal 1999 are based upon estimates by Ryder Scott Company.
      Proved developed reserves are those that can be recovered through existing wells with existing equipment and existing operating or tested recovery techniques. All of Beta's reserves are classified as proved developed reserves. These reserves are located entirely within the United States.

                                               Beta Oil & Gas, Inc.
                                          Historical Reserve Information
                                         as of December 31, 1998 and 1999

                ---------------------------------------------- ---------------- ----------------
                DESCRIPTION                                           1998             1999
                ---------------------------------------------- ---------------- ----------------

                                    Proved Developed Reserves
                                                   Oil (bbls)           1,461         13,201
                                                    Gas (mcf)       1,596,740      4,170,000

                 ---------------------------------------------- ---------------- ----------------
                                              Proved Reserves
                                                   Oil (bbls)           1,461         13,201
                                                    Gas (mcf)       1,596,740      4,170,000
                ----------------------------------------------  ---------------- ----------------
                                        Future Net Cash Flows
                                            Before Income Tax       $2,553,762       $7,534,646
                ---------------------------------------------- ---------------- ----------------
                                      Standardized Measure of
                             Discounted Future Net Cash Flows       $1,716,608       $6,012,972
                ---------------------------------------------- ---------------- ----------------

WELL STATISTICS
      As of December 31, 1997, Beta did not own working interest in any productive wells. As of December 31, 1998 Beta owned working interests in two, .84 net, wells which have been completed for production but which have not yet commenced production. As of December 31, 1999 Beta owned working interests in thirteen, 1.84 net, wells which have been completed and commenced production.

ACREAGE STATISTICS

      The following tables set forth the undeveloped and developed acreage of Beta as of December 31, 1998 and 1999:

                                       Beta Oil & Gas, Inc. Acreage Holdings
                                         As of December 31, 1998 and 1999

                                                               1998                   1999
                                                      ----------------------- ----------------------
                     UNDEVELOPED ACREAGE                   GROSS        NET       GROSS       NET
                                                           ACRES       ACRES      ACRES      ACRES
                ------------------------------------- ----------- -- --------- ----------- ----------
                                          California         200         150         520        156
                                           Louisiana       7,502         485      11,680      1,460
                                               Texas      59,038      10,955      18,167      4,435
                ------------------------------------- ----------- ----------- ----------- ----------
                                 UNDEVELOPED ACREAGE      66,740      11,590      30,367      6,051
                ===================================== =========== =========== =========== ==========

                                                               1998                   1999
                ------------------------------------- ----------- ----------- ----------- ----------
                DEVELOPED ACREAGE                          GROSS        NET       GROSS       NET
                                                           ACRES       ACRES      ACRES      ACRES
                ------------------------------------- ----------- ----------- ----------- ----------
                                          California         600         450         580        300
                                           Louisiana       5,000         470       6,423        682
                                               Texas           0          00       1,058        141
                ------------------------------------- ----------- ----------- ----------- ----------
                                   DEVELOPED ACREAGE       5,600         920       8,061      1,123
                ===================================== =========== =========== =========== ==========

DRILLING ACTIVITY

      The following table sets forth the results of Beta's drilling activities in the fiscal years ended December 31, 1997, 1998 and 1999:

                                               Beta Oil & Gas, Inc.
                                           Summary of Drilling Activity
                             For Fiscal Years Ending December 31, 1997, 1998 and 1999
                             --------------------------------------- ------------- ------------- ------------
                             EXPLORATORY WELLS                               1997          1998         1999
                             --------------------------------------- ------------- ------------- ------------

                             GROSS
                                                         Productive             0             2           12
                                                         Dry                    0             6            9
                             --------------------------------------- ------------- ------------- ------------
                                                              TOTAL             0             8           21
                             ======================================= ============= ============= ============
                             NET
                                                         Productive             0           .84         1.75
                                                         Dry                    0          1.13         2.42
                             --------------------------------------- ------------- ------------- ------------
                                                              TOTAL             0          1.97         4.17
                             ======================================= ============= ============= ============

                             --------------------------------------- ------------- ------------- ------------
                             DEVELOPMENT WELLS                               1997          1998         1999
                             --------------------------------------- ------------- ------------- ------------
                             GROSS
                                                         Productive             0             0            0
                                                         Dry                    0             0            0
                             --------------------------------------- ------------- ------------- ------------
                                                              TOTAL             0             0            0
                             ======================================= ============= ============= ============
                             NET
                                                         Productive             0             0            0
                                                         Dry                    0             0            0

                             --------------------------------------- ------------- ------------- ------------
                                                              TOTAL             0             0            0
                             ======================================= ============= ============= ============

Competition

     The oil and gas industry is highly competitive. Beta competes with a number of other companies, including large oil and gas companies and other independent operators with greater financial resources and, in some cases, with more experience. Companies that are active in the same geographic areas as Beta include, but are not limited to, Basin Exploration Inc., Unocal Corp., Fina Inc., Kerr-McGee Corp., St. Mary Land & Exploration, Esenjay Exploration and Cheniere Energy Inc.

Employees

     As of the date of this proxy statement, Beta employs 7 full-time employees. Beta hires independent contractors on an "as needed" basis only. Beta has no collective bargaining agreements with its employees. Beta believes that its employee relationships are satisfactory. Due to its current level of growth, Beta anticipates increasing its number of full-time employees to eight by the June of 2000.

Premises

      Effective July 2000, Beta's operations will be conducted from their new office location in Tulsa, OK. The re-location is in conjunction with the Red River merger. Beta will share office space at Red River's existing office location. Beta terminated its existing office lease effective July 1, 2000.

Litigation

      There is no litigation currently pending or threatened against Beta.

Beta Management's Discussion and Analysis of Financial Condition and Results of Operations.

      The following discussion is to inform you about the financial position, liquidity and capital resources of Beta as of December 31, 1999 and 1998 and March 31, 2000, and the results of operations for the period from inception (June 6, 1997) through December 31, 1997, the years ended December 31, 1998 and 1999 and the three months ended March 31,1999 and 2000.

Disclosure Regarding Forward-Looking Statements

      Included in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to have been correct.

     All forward looking statements contained in this section are based on assumptions believed to be reasonable.

      These forward looking statements include statements regarding:

     Beta's financial position
     Proved or possible reserve quantities and net present values of those reserves
      Business strategy
      Plans and objectives of management of Beta for future operations and capital expenditures

      Beta can give no assurance that such expectations and assumptions will prove to be correct. Reserve estimates of oil and gas properties are generally different from the quantities of oil and natural gas that are ultimately recovered or found. This is particularly true for estimates applied to exploratory prospects. Additionally, any statements contained in this report regarding forward-looking statements are subject to various known and unknown risks, uncertainties and contingencies, many of which are beyond the control of Beta. Such things may cause actual results, performance, achievements or expectations to differ materially from the anticipated results, performance, achievements or expectations.

      Factors that may affect such forward-looking statements include, but are not limited to:

     Beta's ability to generate additional capital to complete its planned drilling and exploration activities
      Risks inherent in oil and gas acquisitions, exploration, drilling, development and production; price volatility of oil and gas
      Competition from other oil and gas companies
      Shortages of equipment, services and supplies
      Government regulation
      Environmental matters
      Financial condition and operating performance of the other companies participating in the exploration, development and production of oil and gas ventures that Beta is involved in

     In addition, since substantially all of Beta's prospects are currently operated by third parties, Beta may not be in a position to control costs, safety and timeliness of work as well as other critical factors affecting a producing well or exploration and development activities.

Financial Condition, Liquidity and Capital Resources

     Beta's working capital was a surplus of $2,847,116 at March 31, 2000 compared to a surplus of $A2,034,268 at December 31, 1999 and a deficit of ($96,457) at December 31, 1998. Beta's working capital increased between December 31, 1998 and March 31, 2000, primarily due to Beta's completion of its initial public offering and the exercise of Beta common stock warrants. In order to fund capital expenditures in early 1999, Beta obtained short term debt financing in the form of $3,000,000 in bridge note financing which is discussed below under "Bridge Note" and completed an initial public offering in July 1999 which is discussed below under "Initial Public Offering." In order to fund capital expenditures during 2000, Beta issued a warrant call which is discussed below under “Exercise of Warrants”

Historical Cash Used In and Provided by Operating, Investing and Financing Activities

     Beta financed all of its business activities through December 31, 1998 through issuances of its common stock in private placements. Beta raised net proceeds of $9,221,783 during 1997 and $6,548,632 during 1998 in these private placements. During the year ended December 31, 1999 Beta realized net proceeds of $2,835,000 from a bridge note financing, net proceeds of $7,733,553 from an initial public offering and net proceeds of $2,052,620 from exercise of Beta common stock warrants. The $3,000,000 face amount of the bridge notes was repaid in full on July 7, 1999 from the proceeds of the initial public offering. In addition, Beta received net proceeds of $1,116,465 from the exercise of warrants during the three months ended March 31,2000.

      The net proceeds of the private placements, the bridge note financing, the initial public offering and the exercise of warrants have been primarily invested in oil and gas properties totaling $6,945,695, $8,928,201, and $5,900,794 for the years ended December 31, 1999, 1998 and 1997, respectively and $500,343 during the three months ended March 31, 2000.

     Beta's cash balance at March 31,2000 was $2,296,899 compared to $1,448,655 at December 31, 1999 and $198,043 at December 31, 1998. The change in Beta's cash balance is summarized as follows:

The Year ended December 31, 1999	The three months ended March 31, 2000
Beginning Cash balance	$ 198,043	$ 1,448,655
Sources of cash:
Cash provided by operating activities	(1,262,655)	473,045
Cash provided by financing activities	9,759,960	1,107,661
Total sources of cash	8,497,305	1,580,706
Uses of cash:
Oil and gas property expenditures	(6,945,695)	(500,343)
Other assets (increase in advances to industry partners)	(299,051)	(232,119)
Furniture, fixtures and equipment	(1,947)	-
	(7,246,693)	(732,462)

Ending Cash balance	1,448,655 =================	2,296,899 =================

Long Term Liquidity and Capital Resources

      The timing of most of Beta's capital expenditures is discretionary. Beta has no material long-term commitments associated with its capital expenditure plans or operating agreements. Consequently, Beta has a significant degree of flexibility to adjust the level of such expenditures as circumstances warrant. The level of capital expenditures will vary in future periods depending on the success it experiences on planned exploratory drilling activities in future periods, gas and oil price conditions and other related economic factors. Accordingly, Beta has not yet prepared an estimate of capital expenditures for future periods beyond 2000.

     Upon completion of the proposed merger with Red River, Beta will guarantee approximately $3,000,000 of Red River's total $7,700,000 indebtedness at December 31, 1999 with the Bank of Oklahoma. In addition, at June 15, 2000, Red River increased its indebtedness with the Bank of Oklahoma by approximately $5.6 million in connection with the ONEOK property acquisition increasing the total indebtedness with such bank to approximately $13,700,000. In the opinion of Beta management, the estimated future net cash flow from the Red River oil and gas properties and the ONEOK property will be sufficient to repay the principal and interest associated with the Bank of Oklahoma debt. This assessment is based on current oil and gas prices in effect and current reserve estimates, all of which are subject to change. In the event of substantial reductions in the prices received for oil and gas and/or downward revisions of oil and gas reserve estimates, the cash flow from the Red River properties may not be sufficient to service the Bank of Oklahoma debt. In this event, Beta may be required to dedicate significant amounts of cash to service debt requirements. The funds will have to come from one of the sources discussed below under "Plan of Operation 2000." In the event that such funds are not available, Beta will be compelled to sell oil and gas properties to repay the debt.

     Red River's 80% owned subsidiary, TCM, L.L.C., also has $2,165,000 of debt associated with its coal bed methane properties as of December 31, 1999. The debt is not guaranteed by Red River and TCM has no material amount of assets or properties other than the coal bed methane properties. These are currently classified as unevaluated since they are still in the testing phase. The lender's recourse for repayment of the debt is limited to its mortgage on the coal bed methane properties and the proceeds of production from those properties. At present, Beta does not intend to dedicate any of its cash resources to the repayment of this debt since the lender's recourse is limited.

      Red River also has no material long-term commitments associated with its capital expenditure plans or operating agreements other than its planned activities in the "WEHLU" unit in Central Oklahoma. The level of Red River's capital expenditures will vary in future periods depending on the results it experiences in the "WEHLU" unit. Effective February 18, 2000 Red River entered into an agreement with Avalon Exploration, Inc. of Tulsa to jointly test and develop additional production in the Company's 30,000 acre producing WEHLU Unit in Central Oklahoma.

The terms of the agreement call for Avalon to drill wells and expend an estimated $4.4 million and will thereby be entitled to an assignment of all of Red River’s leasehold interest in the wells drilled by Avalon and in production from the 160 acres surrounding each well. Red River has retained (a) a 12.5% interest after Avalon achieves payout of the amounts it expends, plus (b) an option to repurchase 25% of its original working interest in these same properties after each five-well pilot project drilled by Avalon has been completed, whereby Red River can elect to reimburse Avalon for 25% of the actual costs incurred depending on the success of these pilot projects. The option to purchase must be exercised within 120 days of the completion of the drilling activities on each pilot project. Red River benefits from this option in that it is able to review the initial success of the pilot project before deciding whether to commit funds for the project. It is currently estimated that the option to purchase will need to be exercised sometime in the first half of 2001 should Red River elect to participate. If Red River exercises its option to purchase the pilot program interest, it will be required to advance its 25% share of the estimated $4.4 million capital costs associated with the pilot program, or $1.1 million. In the event funds are unavailable, Red River will have to forfeit the 25% look back interest. If Red River is unable to utilize its existing line of credit with the Bank of Oklahoma, then Beta may be required to advance funds on Red River’s behalf to allow Red River to exercise its option. In this event, Beta will have to secure funds from one of the sources discussed below under “Plan of Operation 2000.” There is no assurance that these funds will be available.

      If the WEHLU pilot program is successful, the ongoing development of the field will commence in the year 2001 with approximately 200 to 300 potential locations to be drilled on the 30,000 acres. Red River will retain a 40% working interest by paying for 36.3% of the development costs. It is estimated that this development could take place over a three to five year period commencing in the second half of 2001. Preliminary estimates are that Red River's net share of development cost will range between $36,000,000 and $54,000,000 over the 3 to 5 year period. Red River will seek to fund these capital expenditures utilizing bank financing. Beta may also seek to provide additional funding through the issuance of its common stock in a public offering. If funds are unavailable to Red River, either through a bank line of credit or cash advances provided by Beta, Red River will be compelled to reduce its interest in the development of the 200 to 300 potential locations.

Bridge Note

      During 1999 Beta completed the private placement of a $3,000,000 bridge note financing to three institutional investors referred to as the "1999 bridge financing." Beta issued promissory notes having a maturity date of one year and bearing an interest rate of 10%. In addition, a total of 459,000 shares of Beta common stock were issued in connection with the 1999 bridge financing. The $3,000,000 in bridge notes was repaid in full with accrued interest on July 7, 1999 from the proceeds of Beta's initial public offering.

     Beta received net cash proceeds of $2,835,000 from the bridge notes. The estimated fair market value of 429,000 shares of common stock issued in connection with the bridge note of $2,574,000 was treated as a discount and was amortized over the term of the promissory notes using the interest method. The estimated fair market value of 30,000 additional shares of common stock issued per the terms of the bridge note of $180,000 was immediately expensed as interest during 1999. Accordingly, Beta incurred additional interest expense of $2,754,000 because of the shares of Beta common stock issued in connection with the bridge notes. The debt issuance costs of the 1999 bridge financing of $89,100 were amortized as additional interest expense during the year ended December 31, 1999.

Plan of Operation for 2000

     In the opinion of Beta's management, the existing working capital of Beta, net cash flow from operations and the exercise of common stock purchase warrants subsequent to December 31, 1999 will be sufficient to fund the operations and projected capital requirements of Beta throughout 2000. Beta is allocating its cash resources from all sources, including the net proceeds of the initial public offering, to the following categories of expenditures:

1)	Drilling and completion costs for wells on Beta's prospects which are estimated to be approximately $4,100,000 for 2000. While it is difficult to predict the exact timing of when these wells will be proposed for drilling, Beta's operating agreements generally provide a 30 day period in which to elect participation in a proposed well. Generally funds must be advanced within 30 days or less after the 30 day election period;
2)	Costs of $750,000 estimated during 2000 to drill new wells, convert certain producing wells to saltwater disposal wells, reactivate certain wells and fracture treat certain wells associated with the Red River properties;
3)	Leasehold acquisition costs which are estimated to be $665,000;
4)	3-D seismic acquisition costs only if funds are available; and
5)	General and administrative overhead.

      Other than item 2) above, Beta does not anticipate the Red River merger will impact its year 2000 capital budget or financing plans. As discussed above under "Long Term Liquidity and Capital Resources," Beta may have to advance additional funds to Red River in future periods to facilitate development of the Red River properties and this may impact Beta's planned capital expenditures and financing plans.

     Beta's planned capital expenditures and administrative expenses could exceed those amounts budgeted and could exceed Beta's cash from all sources. If this happens, it may be necessary for Beta to raise additional funds. It is anticipated that additional funds will be raised from one or more of the following sources:

1)	During 1997, Beta issued approximately 797,000 callable common stock purchase warrants which are exercisable at a price of $5.00 per share. Beta issued a call for these warrants since its common stock has traded on Nasdaq at a market price equal to or exceeding $7.00 per share for 10 consecutive days. Beta received proceeds of approximately $4.0 million from the exercise of 796,000 warrants prior to their expiration on May 25, 2000. equal to the exercise price times the number of shares which are issued from the exercise of warrants.
2)	Beta has approximately 388,000 callable common stock purchase warrants outstanding exercisable at a price of $7.50 per share. Beta is able to call these warrants at any time after its common stock has traded on Nasdaq at a market price equal to or exceeding $10.00 per share for 10 consecutive days. It is Beta's intent to call all of these warrants at such time, if and when, the $10.00 trading price is achieved and cash is needed to fund capital requirements. Beta will receive proceeds equal to the exercise price times the number of shares which are issued from the exercise of warrants net of commission to the broker of record, if any. Beta could realize net proceeds of approximately $2,900,000 from the exercise of these warrants. There is no assurance that Beta will ever realize any proceeds from the $7.50 warrant calls.
3)	Beta may seek bank or other debt financing at such time that cash flow from operations is established. Beta is not able to predict when, if ever, such financing will be available. Beta is currently seeking bank financing in the range of $1,000,000 to $5,000,000.
4)	Beta may seek mezzanine financing, if available, on terms acceptable to Beta. Mezzanine financing usually involves debt with a higher cost of capital as compared to conventional bank financing. Beta would seek mezzanine financing in the range of $1,000,000 to $5,000,000. Beta would seek to use this means of financing in the event that a particular acquisition did not have sufficient proved producing reserve collateral to support a conventional bank loan.
5)	Beta may realize additional cash flow from oil and gas wells to be drilled, if found to be productive. Beta owns a working interest in wells that are currently producing and in additional wells which are presently being completed and equipped for production. Beta currently estimates that during 2000 it will generate approximately $3,400,000 of net cash flow after deducting lease operating expenses.

If the above additional sources of cash are insufficient or are unavailable on terms acceptable to Beta, Beta will be compelled to reduce the scope of its business activities. If Beta is unable to fund planned expenditures within a thirty to sixty day period after a well is proposed for drilling, it may be necessary to:

1)	Forfeit its interest in wells that are proposed to be drilled;
2)	Farm-out its interest in proposed wells;
3)	Sell a portion of its interest in proposed wells and use the sale proceeds to fund its participation for a lesser interest; and
4)	Reduce general and administrative expenses.

      As stated above, Beta believes it has sufficient working capital to fund its capital expenditure requirements throughout 2000. In the event that Beta cannot raise additional capital, it may be necessary for Beta to curtail its business activities until other financing is available.

     These are forward looking statements that are based on assumptions which in the future may not prove to be accurate. Although Beta's management believes that the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.

Comparison of Results of Operations for the Period from Inception, June 6, 1997, through December 31, 1997 and the year ended December 31, 1998

      During the period from inception, June 6, 1997, through December 31, 1997 and the year ended December 31, 1998 Beta generated no revenues.

      General and administrative expenses for the period from inception, June 6, 1997, through December 31, 1997 were $245,452 compared to $746,769 for the year ended December 31, 1998. This represents a $501,317 or a 204% increase. The primary reasons for the increase were due to:

(1)      A full year of operations in 1998 as compared to a partial year in 1997 .
(2)     An increase in the number of employees from three in 1997 to five in 1998.
(3)     Costs related to Beta's initial public offering.

     Loss from operations totaled $(246,982) for the period from inception, June 6, 1997, through December 31, 1997 compared to $(2,429,343) for the year ended 1998. The primary reason for the increase in the loss was due to an impairment expense of $1,670,691 recorded in 1998. During 1998 Beta participated in the drilling of two offshore test wells in Australia. The drilling resulted in two dry holes. All of the property acquisition and exploration costs associated with the Australian full cost pool totaling $1,624,218 have been transferred to evaluated properties and charged to impairment expense during 1998. In addition, it was determined that the capitalized costs associated with the U.S. full cost pool exceeded their cost ceiling by $46,473. Accordingly, an impairment write-down of $46,473 was recorded as of December 31, 1998.

      Other income for the period from inception, June 6, 1997, through December 31, 1997 consisted of interest income in the amount of $45,409. Beta realized $44,843 of interest income for 1998.

      Net loss for the period from inception, June 6, 1997, through December 31, 1997 was $(201,573) compared to $(2,384,500) for the year ended December 31, 1998. The increase in net loss was primarily due to the impairment writedown of oil and gas properties.

Comparison of Results of Operations for the Years Ended December 31, 1998 and 1999

      During the year ended December 31, 1999 Beta had oil and gas revenues of $1,199,480. Beta's net production was 475,065 mcf at an average price of $2.44 per mcf and 1,822 barrels of oil at an average price of $23.03 per barrel. During the year ended December 31, 1998 Beta generated no revenues.

      During the year ended December 31, 1999 Beta incurred lease operating expenses of $81,538. Beta's average lifting cost for this period was $.17 per mcf equivalent. During the year ended December 31, 1998 Beta incurred no lease operating expense.

      General and administrative expenses for the year ended December 31, 1999 were $1,418,240 compared to $746,769 for the year ended December 31, 1998. This represents a $671,471 or a 90% increase over the prior year period. The primary reasons for the increase were due to:

(1)     An increase in operational activities in 1999 versus 1998;
(2)     An increase in the number of employees from 5 in 1998 to 6 in 1999; and
(3)     General and administrative Costs related to Beta's initial public offering and filing the S-1 registration statement which are not readily identifiable as offering costs.

     Impairment expense for the year ended 1999 was $1,224,962 compared to $1,670,691 for the 1998 year. The impairments for both years are as follows:

                                                   1998            1999            Total
                                                   ----            ----            -----

                  Foreign cost pool         $     1,624,218  $       57,052  $     1,681,270
                  U.S. cost pool                     46,473       1,167,910        1,214,383
                                               -------------    ------------    -------------
                                            $     1,670,691  $    1,224,962  $     2,895,653
                                               =============    ============    =============

      As a result of a ceiling test calculation, an impairment write-down of $1,224,962 was recorded for the year ended December 31, 1999. The impairment was due mainly to downward revisions of reserve estimates associated with two wells drilled in 1998. The downward revisions were due to disappointing production results from the wells experienced in the fourth quarter of 1999 when the producing zones in the wells began producing large amounts of water in place of gas and oil.

     Depreciation and depletion expense for the year ended December 31, 1999 was $914,233 compared to $11,883 for the year ended December 31, 1998. This represents a $902,350 increase over the prior year period. The primary reason for the increase is due to the fact Beta had no oil or gas production in the prior year period that would give rise to depletion expense.

     Loss from operations totaled $(2,439,493) for the year ended December 31, 1999 compared to $(2,429,343) for the year ended December 31, 1998.

      Other income for the year ended December 31, 1999 consisted of interest income in the amount of $21,741. Beta realized $44,843 of interest income for the year 1998. The reason for the decrease was lower average cash and cash equivalents balances for the 1999 period as compared to the 1998 period.

      During the year ended December 31, 1999, Beta incurred interest expense of $2,966,651, substantially all of which related to the bridge notes. Interest expense related to the bridge notes for the 1999 period consists of the following:

Cash interest expense	$ 120,555
Amortization of note discount and fair market value of 459,000 shares	2,754,000
Amortization of deferred loan costs	89,100
Bridge note interest expense for the year ended December 31, 1999	$ 2,963,655=============

_     During the year ended December 31, 1998, Beta incurred no interest expense.

      Net loss for the year ended December 31, 1999 was $(5,384,403) compared to $(2,384,500) for the year ended December 31, 1998. The increase in net loss was primarily due to the interest expense related to the bridge note.

Comparison of Results of Operations for the Three months Ended March 31, 2000 and 1999 (unaudited)

      During the three months ended March 31, 2000 Beta had oil and gas revenues of $940,250 as compared to $29,664 for the prior year period. Beta's net production and average prices received were as follows:

                                                        Three Months Ended
                                                             March 31
                                                                                 Increase
                                                        2000         1999       (Decrease)

         Oil and gas sales                              $940,250      $29,664         3,070%

         Net gas production (mcf)                        331,833       18,455         1,698%
         Net Oil production (barrels of oil)               1,125       -                 N/A

         Average gas price                                 $2.74        $1.61            70%
         Average oil price                                $27.89          N/A            N/A

     During the three months ended March 31, 2000 Beta incurred lease operating expenses of $33,888 as compared to $9,035 for the prior year period. Beta's lease operating costs per equivalent unit of production were as follows:

                                                          Three Months Ended
                                                               March 31
                                                                                 Increase
                                                           2000         1999       (Decrease)

         Lease operating expense                         $33,888       $9,035      275%

         Average lifting cost per equivalent mcf            $.10         $.49      (80%)

      General and administrative expenses for the three months ended March 31, 2000 were $489,633 compared to $258,245 for the three months ended March 31, 1999. This represents a $231,388 or a 90% increase over the prior year period. The primary reasons for the increase were due to:

(1)	An increase in operational activities in 2000 versus 1999 (approximately $69,000);
(2)	An increase in the number of employees from six in 1999 to seven in 1999 (approximately $16,000);
(3)	Costs related to Beta's merger with Red River (approximately $87,000); and
(4)	Costs related to being a publicily traded company(approximately $50,000).

      Depreciation and depletion expense for the three months ended March 31, 2000 was $561,072 compared to $12,415 for the three months ended March 31, 1999. This represents a $548,657 increase over the prior year period. The primary reason for the increase is due to the fact Beta had significantly higher oil and gas production in the current period versus the prior year that would give rise to higher depletion expense.

      Loss from operations totaled $(144,343) for the three months ended March 31, 2000 compared to $(250,031) for the three months ended March 31, 1999. The primary reason for the decrease in the loss was due to the significant increase in revenues in the current period versus the prior year period.

      Other income for the three months ended March 31, 2000 consisted of interest income in the amount of $20,013. Beta realized $2,275 of interest income for the three month period in 1999. The reason for the increase was higher average cash and cash equivalents balances for the 2000 period as compared to the 1999 period.

      During the three months ended March 31, 2000, Beta incurred interest expense of $1,096 as compared to $466,348 for the three months ended March 31, 1999. Substantially all of the 1999 interest expense related to the bridge notes. Interest expense related to the bridge notes for the 1999 period consists of the following:

Cash interest expense                                                                  $         36,843
Amortization of note discount and fair market value of 30,000 shares                            405,354
Amortization of deferred loan costs                                                              24,151
                                                                                          --------------
     Bridge note interest expense for the three months ended March 31, 1999            $        466,348
                                                                                          ==============

      Net loss for the three months ended March 31, 2000 was $(125,426) compared to $(714,104) for the three months ended March 31, 1999. The decrease in net loss was primarily due to the reduction in interest expense and the significant increase in revenues.

Income Taxes

      As of December 31, 1999, Beta had available, to reduce future taxable income, tax net operating loss carryforwards of approximately $9,500,000 which expire in the years 2012 through 2019. As of December 31, 1999, Beta has a deferred tax asset of $3,293,830 which is fully reserved for with a valuation allowance. Utilization of the tax net operating loss carryforward may be limited in the event a 50% or more change of ownership occurs within a three year period. The tax net operating loss carryforward may be limited by other factors as well.

Cancellation of Warrants

      On June 21, 1999, certain warrant holders agreed to cancel 87,296 warrants to purchase common stock consisting of 20,000 warrants exercisable at $5.00 per share and 67,296 warrants exercisable at $7.00 per share. All of the cancelled warrants were non-callable with expiration dates on March 12, 2003. The warrants were cancelled for no consideration pursuant to a request by the National Association of Securities Dealers, the "NASD". The warrant holders were certain NASD member firms and their employees who participated in Beta's 1998 private placement, as well as Beta's legal counsel. The cancellation request was made and complied with because the NASD determined that these warrants could be deemed "underwriter's compensation" and the continued existence of these warrants could result in the compensation for the initial public offering exceeding the NASD guidelines. Therefore, all such warrants which could be deemed "underwriter's compensation" in excess of NASD guidelines have been cancelled for no consideration.

Initial Public Offering

     On July 30, 1999, Beta completed its initial public offering of common stock. Beta sold 1,465,490 shares of common stock at $6.00 per share out of the 1,500,000 maximum number of shares offered pursuant to its S-1 Registration Statement which was declared effective July 1, 1999. Beta withdrew from registration the 34,510 unsold shares, the 150,000 shares registered to satisfy an "Over-Allotment Option," and a total of 31,878 shares issuable upon exercise of Selected Dealer Warrants in connection with the unsold portion of the offering, including the Over-allotment Option.

      Beta realized gross proceeds of $8,792,948 from the sale of its common stock in the initial public offering, before deducting commissions and offering expenses. On July 7, 1999, Beta applied $3,070,000 of the proceeds from the offering towards the full repayment of the bridge notes and accrued interest.

Exercise of Warrants

        During 1997 Beta issued 797,245 callable common stock purchase warrants entitling the holders to purchase 797,245 shares of Beta’s common stock at an exercise price of $5.00 per share. Beta was entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $7.00 per share for 10 consecutive trading days.

        Because its common stock has traded at a market price exceeding $7.00 per share for 10 consecutive days, Beta became entitled to call the callable $5 warrants at any time. Beta issued a call for these warrants as of February 23, 2000, the record date. Of the 797,245 callable $5 warrants originally issued, approximately 381,000 had already been exercised prior to the issuance of the call and the remaining outstanding warrants were exercised at the call. The gross amount realized from the exercised warrants was approximately $3.97 million. The closing price for Beta common stock on February 23, 2000 on the Nasdaq Stock Market was $9.00 per share.

Stock Option Plan

     On August 27, 1999, the board of directors approved an incentive and non-statutory stock option plan which authorizes the Compensation Committee to grant stock option awards to officers, directors and employees. The plan provides, among other things, the following:

€     The maximum number of shares which may be optioned and sold under the plan is 700,000 shares.
€     The per share exercise price for common shares to be issued pursuant to the exercise of an option shall be no less than the fair market value of Beta's common stock as of the date of grant.
€     The per share exercise price for common shares to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant, shall be no less than 110% of the fair market value of Beta's common stock as of the date of grant.
€     The maximum term of the options shall be a maximum of 10 years or such lesser time period as the board of directors determines. The maximum time period for options to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant shall be 5 years from the date of grant.
     The Compensation Committee of the board of directors granted 97,500 options to officers, directors and employees as of August 27, 1999 at an exercise price of $6.00 per share. All of the 97,500 options will expire on or before December 31, 2004. None of the 97,500 options, or any additional options issued under the plan shall become exercisable until such time as the shareholders of Beta have approved the plan as provided in Beta's bylaws.

Beta Acquisition of Red River Energy, Inc.

     Beta has entered into an agreement to purchase Red River Energy, Inc. of Tulsa, Oklahoma, a private oil and natural gas company. The purchase price will be paid by the assumption of approximately $7.7 million existing debt and the issuance of approximately 2.25 million shares of Beta common stock. The purchase is subject to approval by Beta shareholders.

     The assets of Red River Energy, Inc. consist of four components: 1) a 97.4% working interest (80% net revenue interest) in a 30,160 acre unit which is currently producing approximately 2.8 MMBTU/d and 96 net Bopd from 22 active wells in the Hunton Limestone formation in Central Oklahoma; 2) an 85% working interest (68% net revenue interest) in 8,100 acres which are currently producing approximately 630 net MMBTU/d from 45 wells in the Atoka and Gilcrease formations in Eastern Oklahoma; 3) a gas gathering system consisting of 40 miles of pipeline which is currently transporting approximately 1950 MMBTU/d in Eastern Oklahoma; and 4) a 46 well coal bed methane project also located in Eastern Oklahoma which is currently under development and producing approximately 600 MMBTU/d. Red River Energy, Inc. is the operator of all its properties.

Unevaluated Properties

        Substantially all of Beta’s unevaluated costs at December 31, 1999 and March 31, 2000 relate to seismic, geological and leasehold costs incurred in Beta’s Jackson County prospects. Beta and its partners have recently reprocessed selected portions of the approximately 300 square miles of its 3-D data. In addition, recent drilling activity by other oil and gas companies in the vicinity of Beta’s prospects have yielded oil and gas discoveries in the deeper Lower Yegua and Wilcox formations. As a result of the seismic reprocessing and drilling activity, Beta and its partners have now identified in excess of 200 prospects and leads within the areas that have been evaluated by the 3-D seismic. This is approximately twice the number of locations previously identified by the 3-D seismic. The large number of additional prospects and leads recently identified will delay somewhat the evaluation of the costs associated with Beta’s unevaluated properties. Accordingly, Beta has revised its previous estimates of when the unevaluated costs will be considered evaluated and now believes that much of the evaluation will be delayed to future periods. This delay in the evaluation of unevaluated costs is not expected to adversely impact Beta’s financial condition, results of operations and liquidity in future periods.

Impact of Recently Issued Standards

      Beta intends to adopt SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," issued in June 1998 effective with its fiscal year beginning January 1, 2000 as required by the Statement. Due to Beta's current and anticipated limited use of derivative instruments, management anticipates that adoption of SFAS 133 will not have any significant impact on Beta's financial position or results of operations. SFAS 132, "Employees' Disclosures about Pensions and other Postretirement Benefits," and SFAS 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise" were issued in 1998 and are not expected to impact Beta regarding future financial statement disclosures, results of operations and financial position.
Year 2000“Y2K” Problem

     Beta has experienced no disruption in its operations that management can attribute to Year 2000 issues. In addition, Beta has seen no Year 2000 related problems or received any reports of such problems from entities with which Beta transacts business.

INFORMATION ABOUT RED RIVER

This section of the proxy statement provides you with certain information regarding Red River and its business. You should read this information in connection with the other information provided to you in this proxy statement.

     Red River was formed in 1997 and commenced operations in early 1998. It was originally formed as a limited liability company under Oklahoma law and named Red River Energy, L.L.C. Subsequent to September 30, 1999, the members of the limited liability company exchanged their member interests for shares of Red River Energy, Inc., which is an Oklahoma corporation formed in 1999 but which had no activities, assets or shareholders prior to its acquisition of the Red River Energy L.L.C. member interests from the Red River Shareholders. Red River Energy, Inc. has elected to be taxed under subchapter S of the Internal Revenue Code. This restructuring was undertaken due to the desire of the Red River Shareholders to have an S corporation as the parent company of their related business activities.. Red River Energy, L.L.C. continues to hold title to the assets and operations of Red River as a wholly owned subsidiary. The coal bed methane exploration, development and production operations of Red River are conducted through TCM, L.L.C., an Oklahoma limited liability company which is 80% owned by Red River.

     BUSINESS OF RED RIVER

      Red River engages in the oil and gas business in the continental United States. It acquires, develops, operates and sells oil and gas property interests of all types. Red River also focuses on the acquisition of gas gathering systems associated with the producing fields in which it has an interest. It owns and operates the West Edmond Hunton Lime Field Unit in central Oklahoma, the Hitchita Field in Okmulgee and McIntosh Counties, and through its 80% owned subsidiary, TCM, L.L.C., coal bed methane gas wells in Tulsa and Okmulgee Counties in Oklahoma. Red River also owns and operates a gas gathering system located primarily in McIntosh County, Oklahoma.

      Red River's headquarters are located in Tulsa, Oklahoma. At March 31, 2000 Red River employed 14 persons on a full time basis.

      Red River's principal line of business is oil and gas acquisition, exploration, development and production. Red River evaluates producing oil and gas prospects from several perspectives. It reviews the opportunities to produce and market the oil and gas production from the properties, to participate in drilling activities on development locations and to rework the wells to improve production and further develop the area.

      Red River faces strong competition from many other companies and individuals engaged in the oil and gas business, many of which are very large, well-capitalized energy companies with substantial capabilities. Red River may be at a competitive disadvantage in acquiring oil and gas prospects since it must compete with these individuals and companies, many of which have greater financial resources and larger technical staffs.

      Red River's business is not dependent on a single customer and its management does not believe that it will be in the foreseeable future since oil and gas purchasers are readily available in today's markets.

      Red River's search for oil and gas is concentrated in the continental United States, primarily in Oklahoma and Texas. However, the acquisition, exploration, development, production and sale of oil and gas are subject to many factors that are outside Red River's control. These factors include worldwide and domestic economic conditions; oil import quotas; availability of drilling rigs, casing and other supplies; proximity to pipelines; the supply and price of other fuels and the regulation of prices, production, transportation and marketing by federal and state government authorities. The oil and gas industry has at times been faced with shortages in tubular steel, increased prices in used steel casing and a shortage of drilling rigs which have in the past delayed drilling activities by oil and gas operators. Pumping units and other wellhead equipment have also been in short supply from time to time.

      Red River is subject to various federal, state and local laws and regulations regarding environmental and ecological matters. Environmental laws may necessitate significant capital outlays, which may materially affect Red River's earnings potential and could cause material changes in Red River's business. At the present time, however, environmental laws have not materially hindered nor adversely affected Red River's business.

      Working capital is needed in the oil and gas industry to finance the drilling and completion of wells, to finance major workovers to enhance existing production, and to acquire undeveloped leasehold interests and proved producing properties. At present, Red River is generating sufficient revenue from operations and has sufficient credit lines to supply current working capital requirements.

      OIL AND GAS PROPERTIES

      West Edmond Hunton Lime Unit. The principal properties of Red River are the oil and gas leases comprising the West Edmond Hunton Lime Unit which covers parts of Canadian, Logan, Kingfisher and Oklahoma Counties in central Oklahoma. The production from this 30,160 acre field is from the Hunton Limestone formation (located at depths of 6,600 to 7,100 feet) and was first discovered in 1943. Approximately 80% of the production from this field is natural gas. Red River is the operator of these properties.

        The field was unitized in 1947 and was operated by Sohio Petroleum Company. At one time there were over 750 wells producing oil and gas from the field. Sohio continued to operate the field until it sold its interest to Phillips Petroleum Company in 1988. Phillips operated the field from 1988 until 1992, at which time it was acquired by a privately held company, WEHLU Producers Inc. Red River purchased the properties from WEHLU Producers, Inc. in mid 1998 and took over operations of the field during August 1998.

        Since its acquisition of the properties, Red River has conducted a number of field enhancement operations, including six acid stimulation jobs, reactivation of two wells and installing larger downhole pumps on three wells. A fracture stimulation treatment was performed on one well and it was placed on electrical submersible pump. The acid stimulation jobs increased production from those wells by an aggregate of 16 barrels of oil per day and 110 Mcf of natural gas today, and resulted in an increase in water production of 104 barrels per day. The two well reactivations increase production by a total of 7 barrels of oil per day with an additional 60 barrels of water per day. Resizing the three downhole pumps resulted in production increases of 12 barrels of oil per day, and five Mcf of natural gas per day with an increase in water production of 110 barrels per day. The well that was fracture stimulated and placed on submersible pump had a production increase of 35 barrels of oil per day and 70 Mcf of natural gas per day, with an increase in water production of 300 barrels per day.

     There are 22 gross (21 net) producing wells in the field, 16 (15 net) of which produce natural gas and six (six net) of which produce crude oil. Most of the wells have pumps or other forms of artificial lift to aid production of the reserves. There are 33 additional shut in wells that are being evaluated to be returned to production.

        The following chart reflects the average monthly oil production from the WEHLU properties on a yearly basis from 1970 through 1999, the monthly gas production from 1980 through 1999(the only years this information is currently available) and water production for 1998 and 1999 (the only years this information is available):

[graphic omitted]

The following chart reflects actual monthly oil,gas and water production on a monthly basis since January of 1998:

[graphic omitted]
         The monthly production from these properties for the first four months of 2000 has been as follows:

                                            Bbls Oil          Mcf Gas           Bbls Water
                                    Jan        3,994          81,785            30,624
                                    Feb        3,653          72,163            33,682
                                    Mar        3,732          79,183            30,982
                                    Apr        4,610          79,309            38,694

     Approximately 80% of Red River's sales of natural gas from the West Edmond Hunton Lime Unit are made to GPM Gas Corporation under a contract that expires on March 31, 2001 but which will be extended on a year to year basis unless one of the parties elects to terminate it at the end of a term. The price paid for the gas sold under this contract is based on a formula tied to several monthly published index prices. Sales of all of Red River's production of crude oil from the field are made to Sunoco Inc. under a contract that runs month to month and provides for a price based on a $1.25 per barrel bonus over Sunoco's posted price for "Oklahoma Sweet" crude oil. Red River believes that other purchasers of production from this field are readily available if the arrangements with the current purchasers were to terminate for any reason.

      Red River believes that there are a number of potential locations to drill additional development wells on the properties. It is anticipated that during 2000 Red River will drill additional wells in this unit, but the extent of this activity will be not be decided until Red River has reviewed the results of a pilot project scheduled to commence third quarter of 2000. As described under Red River Management's Discussion and Analysis of Financial Condition and Results of Operations - Plan of Operation 2000, Red River has entered into an agreement with Avalon Exploration, Inc. of Tulsa, Oklahoma to jointly test for and develop additional production on these properties.

      Hitchita Field.  Red River owns approximately 8,100 acres (6,080 net acres) of oil and gas leases in the Hitchita Field which is located in Okmulgee and McIntosh Counties in Oklahoma. It has interests in 45 wells (34 net) and operates 39 of those wells. These wells produce dry gas from various formations with depths ranging from 1700 to 2600'. Gas is sold into Red River Field Services low pressure gathering system. Red River anticipates drilling one additional prospect in late 2000 and developing one of the prospects recently drilled. Subsequent development operations in the area will depend in largely on the results achieved from this additional drilling.

     Gas Gathering System. Through its wholly owned subsidiary, Red River Field Services, L.L.C., Red River owns a low pressure gathering system in the Hitchita Field which comprises approximately 40 miles of pipeline and is connected to 47 wells. The system currently gathers approximately 1,950 Mcf of natural gas per day. Red River is actively seeking new well connections.

      These properties secure a mortgage loan which had an outstanding principal balance at December 1, 1999 of $7,694,229 and which bears interest at the variable annual rate based on the prime rate of the lender or LIBOR, whichever Red River elects from time to time, currently 8.25%. This mortgage loan is a revolving credit facility.

      Red River also has field equipment securing an installment loan with an outstanding balance at December 1, 1999 of $152,723 and which bears interest at the annual rate of 8.25%. The loan matures on October 31, 2001.

      Hedging Transactions.  From time to time, Red River engages in hedging transactions in order to increase to some extent the stability and reliability of the prices that it receives for its natural gas production. Effective July 1,2000, Red River has committed for one year to sell 2,700 Mmbtu per day of natural gas at a price of $3.085 per Mmbtu, representing approximately 60% of Red River's average daily gas production. Red River expects to continue to engage in hedging transactions at times it believes are opportune as part of its overall natural gas marketing strategy. While hedging arrangements may protect Red River to some extent during the period of the hedging contract from the detrimental effects of declining market prices in natural gas, they will also limit the benefit that Red River would otherwise realize as a result of increases in market prices during the period.

     Leasehold and Well Data.  The following tables set forth information with respect to Red River's oil and gas interests. This information is as of December 31, 1999, unless otherwise indicated. Red River's interests are all located in the State of Oklahoma:

                                                    Gross Acres               Net Acres
                                                    -----------               ---------
Total Developed leasehold acreage                   37,960                     35,389
Total Undeveloped leasehold acreage                      0                          0

                                                  Total              Oil               Gas
                                                  -----              ---               ---
Gross productive wells...................           99                39                60
Net productive wells.....................           88                38                50

     Wells drilled:                                     Total         Oil          Gas          Dry
                                                        -----         ---          ---          ---
         1999 (through December 31)...............        1            0            1            0
         1998.....................................        0            0            0            0

                                                                            Year Ended     Year Ended
                                                                            ----------     ----------
                                                                                1998          1999
                                                                                ------        ----
     Type of Wells Drilled:
         Net productive exploratory......                                        0             0
         Net productive development......                                        0           0.165
         Net dry development.............                                        0             0

Price and Production Data. Red River's average sales price, oil and natural gas production volumes and average production cost for each Mcf equivalent of production for the periods indicated were as follows:

                                                                         Year Ended    Year Ended
                                                                         -----------   ----------
                                                                        December 31,    December
                                                                        -------------   --------
                                                                            1998         31, 1999
                                                                            ----         --------

Oil production (Bbl).....................                                  13,470         33,584
Gas production (Mcf).....................                                 336,537        911,036
Average sales price:
    Oil (per Bbl)........................                                  $12.38         $17.86
    Gas (per Mcf)........................                                  $ 2.08          $2.20
Average production cost per
   Mcfe..................................                                  $ 0.76          $ .91

     Reserves.  The following table sets forth certain information regarding Red River's proved oil and gas reserves at the end of the period indicated. The reports were prepared by Ryder Scott Company Petroleum Engineers in accordance with the guidelines established by the Securities and Exchange Commission and the Financial Accounting Standards Board, using prices received as of the effective date of each report. The reserve information for the December 31, 1998 report was calculated using a gas price of $2.06/mmbtu and oil price of $10.50/bbl and the reserve information for the December 31, 1999 report was calculated using a gas price of $2.26/mmbtu and an oil price of $24.00 per barrel. Prices and operating costs are unescalated. The estimated cash flows are reduced to present value amounts by applying a 10% per year discount factor. The standardized measure of future discounted net cash flows reflects estimated future income taxes using current statutory income tax rates including consideration for estimated future statutory depletion and tax credits.

      There are numerous uncertainties inherent in estimating quantities of proved reserves, including many factors beyond the control of Red River. Reservoir engineering is a subjective process of estimating subsurface accumulations of oil and gas that cannot be measured in an exact manner, and the accuracy of any reserve estimate is a function of the quality of available data and the interpretation of that data. As a result, estimates by different engineers often vary, sometimes significantly. In addition, physical factors, such as changes in product price, may justify revision of these estimates. Accordingly, oil and gas quantities ultimately recovered will vary from reserve estimates.

                                                        December 31, 1998          December 31, 1999
                                                        -----------------          -----------------
     Proved reserves:
         Oil (Bbls)...............................              434,070                   349,584
         Gas (Mcf)................................           15,542,000                12,402,000

     Estimated future net revenues from oil
         and gas reserves before income taxes:....         $ 26,427,079              $ 25,844,599
     Standardized Measure of Discounted
         Future Net Cash Flows:...................         $  8,365,009              $ 10,844,030

     Recent Developments.On June 15, 2000, Red River purchased from ONEOK Resources Company 124 properties and prospects in 26 fields located in Kansas, Oklahoma and Texas. These properties had at December 31, 1999 estimated proved reserves of 792,935 barrels of oil and 5,587,104 Mcf of natural gas. The purchase price was $5,608,809, subject to possible post-closing adjustments or approximately $3.51 per barrel of oil equivalent before closing adjustments. The properties are geographically distributed into three areas: Mid-Continent (17 fields), West Texas (4 fields) and onshore Gulf Coast (5 fields). The package includes 34 (30 net) operated oil wells, 3 (2 net) operated gas wells, 30 (4 net) non-operated oil wells and 44 (7 net) non-operated gas wells. In total there are 74 non-operated wells or 67% of the total wells acquired. The majority of the value is associated with the operated leases in the Mid-Continent region. Red River funded the purchase through Red River’s credit facility with the Bank of Oklahoma.

      Coal Bed Methane.  Red River, through TCM, is in the process of testing wells drilled during late 1998 and early 1999 in Tulsa and Okmulgee Counties to develop the coal bed methane reserves believed to be there. At December 31, 1999, TCM had drilled a total of 47 wells covering approximately 2800 acres to test the commercial viability of the coal bed methane reserves. Some wells began producing in early 1999 and the last few wells began selling gas in July 1999. The project is still in the testing phase and Red River estimates that it takes approximately 12 to 24 months of production of water and gas from each well to determine if it will produce methane in commercial quantities. The proved reserves attributable to this project have not been fully determined. At this time, this project is classified as unevaluated.

      The coal bed methane development operations have been financed primarily under a non-recourse credit facility with Duke Energy Financial Services, Inc. The total amount of the principal due under that facility at December 31, 1999 was $2,165,234 and the indebtedness bears interest at prime plus one percentage point, which currently is 10%. Under the terms of the credit facility, Duke Financial Services is entitled to receive overriding royalty interests in these properties.

     Legal Proceedings

      Red River has no pending legal proceedings and, to the knowledge of its management, no legal proceedings are threatened.

      Management of Red River

      Mr. Rolf N. Hufnagel, age 52, is the Chairman, President and Chief Executive Officer of Red River Energy, Inc., which he cofounded in 1997. His function at Red River is to set the course for Red River's activities, while providing significant interaction within the oil and gas industry so as to maintain sizeable deal flow for acquisition purposes. Mr. Hufnagel is also directly involved with finding, evaluating, negotiating and closing acquisition opportunities and Red River's capital needs. Prior to forming Red River, Mr. Hufnagel founded and served as Chairman, President and Chief Executive Officer of Carlton Resources Corporation, an oil and gas acquisition company, from 1994 to 1998. From 1986 to 1992, Mr. Hufnagel served as Senior Vice President of RAMCO Oil & Gas, Inc., a privately held property acquisition company. Mr. Hufnagel's experience encompasses over 25 years. Mr. Hufnagel received his Bachelor of Science from Cameron University and his Master of Business Administration from the University of Oklahoma in 1974.

      Mr. Robert E. Davis Jr. , age 48, is Executive Vice President and Chief Financial Officer of Red River. He is responsible for the Company's financing and accounting activities as well as assisting in economic evaluations of potential acquisition targets. Prior to cofounding Red River, Mr. Davis served as Executive Vice President and Chief Financial Officer of Carlton Resources Corporation, an oil and gas acquisition company, from 1996 to 1998. From 1994 to 1996, Mr. Davis served as Executive Vice President and Chief Financial Officer of American Central Gas Company in Tulsa, a natural gas gathering and processing company. In 1983, Mr. Davis co-founded and served as Executive Vice President and Chief Financial Officer of Vesta Energy Company, a nationally recognized natural gas marketing company. From 1986 through 1992, he also served as President and Chief Executive Officer of Esco Energy, Inc., the holding company of Vesta Energy Co., Omega Pipeline Co. and Esco Exploration Company. During his 25 years in the oil and gas industry, Mr. Davis also served as CPA with Arthur Young & Company (now Ernst & Young LLP) in Tulsa, specializing in oil and gas taxation and accounting, a commercial loan officer at United Oklahoma Bank in Oklahoma City and manager of drilling program sales and administration with Andover Oil Company of Tulsa. Mr. Davis has a B.S. degree in finance and accounting from the University of Oklahoma. He is a licensed certified public accountant in the state of Oklahoma.

      Mr. Billy L. Baysinger, Jr., age 36, is Senior Vice President of Acquisitions for Red River. He is responsible for identifying strategic acquisition candidates and coordinating the evaluation process of each property set. In addition, Mr. Baysinger oversees the office administration and production land functions. From 1997 until 1998, Mr. Baysinger was employed by Carlton Resources Corporation and, its wholly owned subsidiary, Magic Circle Energy Corporation as Vice President, Business Development. Prior to his employment with Carlton Resources, Mr. Baysinger spent five years in the midstream sector of the oil and gas industry working for Associated Natural Gas (PanEnergy Field Services and now Duke Energy). He has been active in the oil and gas industry for nearly 15 years starting in 1985 as a geologist with Lynan Energy, Inc., a small private oil and gas company. He managed gas marketing, contract administration and volume control functions during another five year span. Mr. Baysinger received a Bachelor of Science degree in Geology from Oklahoma State University in 1985 and his Master of Business Administration from Central State University in 1989. He is a member of the American Association of Petroleum Geologists, Gas Processors Association and the Natural Gas Association of Oklahoma.

      Mr. Brent A. Biggs, age 33, is the Vice President of Marketing for Red River. He is responsible for managing Red River's product marketing efforts including the sale of natural gas, crude oil and liquids. He is also a member of the acquisitions team. Prior to joining Red River in 1998, he was the Manager of Product Marketing and Gas Supply for Carlton Resources Corporation from 1997 to 1998. Prior to joining Carlton Resources, Mr. Biggs was Product-Marketing Manager for RAMCO Operating Company and RB Operating Company from 92 to 97. He has more than nine years experience in the oil and gas business and is a member of the Natural Gas Association of Oklahoma. Mr. Biggs attended the University of Central Oklahoma and majored in Business Management.

      Ms. Janet L. McGehee, age 39, is Vice President of Engineering and is responsible for all the engineering functions of Red River. She evaluates properties for acquisition opportunities and once a property base is established she will be responsible for operations, development and enhancement of the properties. Prior to the formation of Red River, she served as Engineering Manager for Carlton Resources from 1997 to 1998, providing property evaluations to the bank and coordinating evaluations with third party engineering groups. She also provided property enhancement with workover and recompletion proposals on the Magic Circle properties. Prior to joining Carlton in 1997, she was a district engineer for Samson Resources from 1993 to 1996. In addition, Ms. McGehee served as a petroleum engineer for Hawkins Oil & Gas, Inc. from 1983 to 1989, and a senior engineer for Geodyne Resources, Inc. from 1990 to 1992, both in Tulsa. Ms. McGehee received a Bachelor of Science in Petroleum Engineering from Texas A&M University. She is a Licensed Professional Engineer and a member and director of the MidContinent Section of the Society of Petroleum Engineers.

      Mr. Stephen J. Vogel, age 53, is the minority owner and President of TCM. L.L.C., an 80%-owned subsidiary of Red River, which was created to operate Red River's coal bed methane projects. Mr. Vogel brings 25 years of oil and gas experience to Red River Energy. Prior to the formation of Red River, Mr. Vogel served as Vice President of Operations for Carlton Resources from 1996 to 1998. Before joining Carlton Resources, Mr. Vogel owned Star Production Corporation and worked as Senior Vice President of Operations and Chief Operating Officer of RAMCO Oil & Gas, Inc. in Tulsa from 1987 to 1992. Mr. Vogel has worked in oil and gas engineering and operations in the United States, the Pacific Rim, South America, and the Middle East. Mr. Vogel has served as a senior engineer for Phillips Petroleum from 1974 to 1978, the Executive Vice President and Chief Operating Officer of Texas International Petroleum from 1978 to 1981, President and Chief Operating Officer of Graceland Petroleum in Oklahoma City from 1981 to 1982, Vice President of production for Eason Oil from 1983 to 1984, and Vice President of Engineering and Acquisitions for Samson Resources in Tulsa in 1984. Mr. Vogel received both a Bachelor of Science and Masters of Science in Mechanical Engineering from Oklahoma State University in 1968 and 1973, respectively. Mr. Vogel is a member of the Society of Petroleum Engineers and the American Society of Mechanical Engineers. From 1968 to 1971, Mr. Vogel served in the United States Army in Germany and Vietnam.

      Principal Shareholders Of Red River

      The following table sets forth certain information concerning the number of shares of Red River common stock owned beneficially, as of December 1, 1999 by each of the Red River shareholders. No shares of any other class of equity securities are outstanding. All of the shares are beneficially owned by the named owners directly.

                                                                     Beneficial Ownership
                                                                     --------------------
                                                                                   Percent
                                                                       Shares     Of Total
                                                                       ------     --------
           Name Of Beneficial Owner

           Rolf N. Hufnagel                                               640          64%
           Robert E. Davis, Jr.                                           160          16%
           Billy L. Baysinger, Jr.                                         40           4%
           Brent A. Biggs                                                  40           4%
           Janet L. McGehee                                                40           4%
           Stephen J. Vogel                                                40           4%
           Mark A. Biggs                                                      40           4%
                                                                   ----------- ------------
           All directors and officers as a group (7 persons).....       1,000       100.0%
                                                                   =========== ============

RED RIVER MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with Red River’s consolidated financial statements and related notes to the financial statements appearing elsewhere in this proxy statement. The following discussion is to inform you about the financial position, liquidity and capital resources of Red River as of December 31, 1999 and March 31, 2000 as well as for the results of operations for the years ended December 31, 1998 and December 31, 1999 and the three-month periods ended March 31, 1999 and March 31, 2000.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

     Red River's working capital was a deficit of ($1,963,547) at December 31, 1999 compared to a deficit of ($1,964,424) at March 31, 2000.

     Red River has no material long-term commitments associated with its capital expenditure plans or operating agreements other than its planned activity on its properties in the West Edmond Hunton Lime Unit ("WEHLU") in Central Oklahoma and its June 15, 2000 purchase of oil and gas properties from ONEOK Resources Company as discussed below under PLAN OF OPERATION FOR 2000. Red River intends to fund its $1.1 million capital cost of its 25% option to purchase an interest in the pilot program with bank borrowing and recently did fund its purchase of the ONEOK properties with bank borrowing. Red River's bank has indicated a willingness to fund the purchase of an interest in the pilot program, but there is no guarantee that it will. Red River could look to Beta for this funding. Red River's bank has funded Red River's acquisition of the ONEOK properties. Additionally, Red River has budgeted $1.5 million for workovers on existing wells in WEHLU to enhance production. Red River currently intends to use borrowed funds from its bank and capital contributions from Beta to fund this development work.

     Red River has certain debt service requirements over the next six years which are triggered if certain oil and gas reserve values are not maintained in excess of Red River’s borrowing base. If, in the future, the reserve values are insufficient to support the borrowing base, the scheduled principal payments would average approximately $2.23 million per year for the next six years, beginning as early as January of 2000, plus interest on the outstanding principal at LIBOR + 1.8%, currently approximately 7.6%. Red River anticipates that it will have sufficient cash flow from its existing oil and gas properties to make these debt payments.

     Included in Red River’s consolidated current liabilities of March 31, 2000 is the current portion of long-term debt owned by its subsidiary TCM to its lender under a revolving line of credit. This debt, which was used to fund TCM’s drilling of coal bed wells, is recourse only to the assets of TCM. At March 31, 2000, 10% of the outstanding principal of the approximate $2.2 million of total indebtedness of TCM, or $220,000, was due. TCM did not have available funds to make this principal payment and Red River has no plans to make any advances to TCM for this purpose. Red River is in negotiations with the lender to purchase the note and the other interests the lender has in these properties for a cash payment of $525,000, 10,000 shares of Beta stock and warrants to purchase an additional 100,000 shares of Beta common stock at a price equal to 125% of the market price on the date of the closing, subject to the closing of the Merger. Should the lender choose not to sell its interests to Red River or to renegotiate the loan repayment terms, TCM would be forced to assign the existing coal bed properties to the lender in lieu of foreclosure as payment on the note.

HISTORICAL CASH USED IN AND PROVIDED BY OPERATING, INVESTING AND FINANCING ACTIVITIES

     Red River financed its business activities through a combination of contributions of equity by its stockholders, bank debt, and cash flow from operations. Red River received cash contributions from members of $380,000 during the year ended December 31, 1998. In addition, Red River borrowed $6,274,734 of long and short term debt during the year ended December 31, 1998 and, $ 3,584,729 during the year ended December 31, 1999. It had no borrowings during the three months ended March 31, 2000. Red River generated net revenues of $499,635 for the three months ended March 31, 1999 and $1,109,347 for the three months ended March 31, 2000.

     The net proceeds of equity contributions, borrowings and net revenues have been primarily invested in oil and gas properties, drilling activities and gas gathering systems totaling $6,672,845 in 1998 and $3,623,943 in 1999 and $2,785,966 and $225,399, respectively, during the three month periods ended March 31, 1999 and March 31, 2000.

     The general and administrative expense of $685,573 and $980,627, respectively, for the years ended December 31, 1998 and December 31, 1999, and $261,074 and $329,281, respectively, for the three months ended March 31, 1999 and March 31, 2000 include non-cash expenses of $217,800 and $151,200, respectively for the years ended December 31, 1998 and December 31, 1999 and $69,300 and $0, respectively, for the three month periods ended March 31, 1999 and March 31, 2000, all representing salary contributed to Red River in lieu of cash compensation.

LONG TERM LIQUIDITY AND CAPITAL RESOURCES

     The timing of most of Red River's capital expenditures is discretionary. Red River has no material long-term commitments associated with its capital expenditure plans or operating agreements other than with the WEHLU properties and the purchase of the ONEOK properties discussed below under PLAN OF OPERATION FOR 2000. Generally, Red River has a significant degree of flexibility to adjust the level of such expenditures as circumstances warrant. The level of capital expenditures will vary in future periods depending on the success it experiences on planned development drilling activities, oil and gas price conditions and other related economic factors.

     Red River expects significant opportunities to invest significant capital in development drilling, recompletions of existing wells, investments in coal bed methane drilling and oil and gas property acquisitions. Red River expects to finance these opportunities through internally generated cash flow, bank borrowings, equity contributions and funds generated from partners participating in these projects.

PLAN OF OPERATION FOR 2000

     Red River will rely on the same strategy for the rest of 2000 that it employed in 1998 and 1999. Red River was able to fund its operations and acquisitions out of stockholder contributions, debt and internally generated cash flow. The opportunities for growth and increased cash flow will come primarily from four areas of focus.

     Further Enhancement of the WEHLU Properties. Red River currently owns and operates approximately 30,000 acres of leasehold which it purchased as a producing property in September of 1998. These properties currently account for approximately 85% of Red River's total daily oil and gas production.

     A newly designed recompletion technique has resulted in a significant Hunton formation recompletion program in the State of Oklahoma. This program has resulted in significantly higher production rates on old Hunton formation wells and the drilling of successful new wells once thought to be wet and incapable of economic production. In this procedure, the Hunton formation is fracture stimulated with an acid based fluid and the well is placed on electrical submersible pump. This method will also cause greater volumes of water to be produced which will increase the operating costs of the WEHLU property. Red River believes its 30,000 acres of leasehold held by production is a major candidate for this procedure. However, there are no assurances that this procedure will materially increase oil production in the future and that no independent engineering study has been performed on the WEHLU property to validate this technique as a means to significantly increase oil production.

     Effective February 18, 2000 Red River entered into an agreement with Avalon Exploration, Inc. of Tulsa to jointly test and develop additional production in the Company's 30,000 acre producing WEHLU Unit in Central Oklahoma. The terms of the agreement call for Avalon to drill wells and expend an estimated $4.4 million. Red River has retained an option to purchase a 25% "look back" working interest in these same wells, whereby Red River can elect to reimburse Avalon for 25% of actual costs incurred depending on the success of these pilot wells. The option to purchase must be exercised within 120 days of the completion of the drilling activities. It is currently estimated that the option to purchase will need to be exercised sometime in the first half of 2001 should Red River elect to participate. If Red River exercises its option to purchase the pilot program interest, it will be required to advance its 25% share of the estimated $4.4 million capital costs associated with the pilot program, or $1.1 million. In the event funds are unavailable, Red River will have to forfeit the 25% look back interest. If Red River is unable to utilize its existing line of credit with the Bank of Oklahoma, then it must obtain other obtain financing from another source in order to fund this obligation. If the merger is consummated, Red River may seek the financing from Beta, but there is no assurance that the financing will be available.

     If the WEHLU pilot program is successful, the ongoing development of the field will commence in the year 2001 with approximately 200 to 300 potential locations to be drilled on the 30,000 acres. Red River will retain a 40% working interest by paying for 36% of the development costs. It is estimated that this development could take place over a three to five year period commencing in the second half of 2001. Preliminary estimates are that Red River's net share of development cost will range between $36,000,000 and $54,000,000 over the three to five year period. Red River will seek to fund these capital expenditures utilizing bank financing. If the merger is consummated, Beta may also seek to provide additional funding through the issuance of its common stock in a public offering. If funds are unavailable to Red River, either through a bank line of credit or cash advances provided by Beta, Red River will be compelled to reduce its interest in the development of the 200 to 300 potential locations.

     In addition to the joint venture with Avalon, Red River Energy has budgeted $1.5 million for workovers on existing wellbores which are in the WEHLU area but which are excluded from the joint venture with Avalon. These expenditures to enhance production are expected to be expended in 2000 and 2001.

     Further Enhancement and Development Drilling within the Mcintosh Prospect and Expansion of the Existing Gas Gathering System. Two new developmental wells in the McIntosh prospect were drilled for the first half of 2000 at an estimated cost to Red River of approximately $125,000. One well was a dry hole and the other well began commercial production in mid-June and is currently producing 700 Mcfd. Two additional wells are planned for the fourth quarter.

     Continuation of the Coal Bed Methane Drilling Program by TCM. The coal bed methane drilling program of Red River's 80% owned subsidiary, TCM, L.L.C. has been underway since February of 1998, financed from internal cash flow and a loan from a major gas and electric utility company which is nonrecourse to any of the assets of Red River other than its interest in TCM. This project has involved the drilling of 47 wells to date, including a saltwater disposal well, and also included the installation of a gas and a saltwater gathering system. The wells are currently in a state of de-watering and the economic results of the project are considered unevaluated. Red River is currently negotiating a purchase of the mortgage note and other interests held by the public utility.

     Red River's Program of Acquiring Additional Producing Oil and Gas Properties. It is the intent of Red River to pursue oil and gas producing property acquisitions in the $20 million to $50 million dollar range during 2000. Red River continues to evaluate oil and gas acquisition targets and submit bids when merited. On May 1, 2000, Red River entered into an agreement with ONEOK Resources Company to purchase 124 properties and prospects in 26 fields located in Kansas, Oklahoma and Texas. At December 31, 1999, these properties had estimated proved reserves of 792,935 barrels of oil and 5,587,104 Mcf of natural gas. The purchase price was $5,600,000 per barrel of oil equivalent before closing adjustment or approximately $3.51 after adjustment for production revenues and operational expenses after the effective date of January 1, 2000, and in connection with any exercise by third parties of existing preferential purchase rights and certain matters discovered during Red River's due diligence. The properties are geographically distributed into three areas: Mid-Continent (17 fields), West Texas (4 fields) and onshore Gulf Coast (5 fields). The package includes 34 (30 net) operated oil wells, 3 (2 net) operated gas wells, 30 (4 net) non-operational oil wells and 44 (7 net) non-operated gas wells. The majority of the value is associated with the operated leases in the Mid-Continent region. On June 15, 2000, Red River consummated the purchase from ONEOK and funded the purchase through Red River's credit facility with the Bank of Oklahoma.

     Red River's planned capital expenditures and administrative expenses could exceed those amounts budgeted and could exceed Red River's cash from all sources. If this happens, it may be necessary for Red River to raise additional funds. Since Red River has funded the acquisition of the ONEOK Properties under its revolving line of credit with the Bank of Oklahoma, substantially all of the Red River's current borrowing capacity under its credit facility has been consumed. It is anticipated that additional funds will be raised from one or more of the following sources:

Since Red River has funded the acquisition of the ONEOK Properties under its revolving line of credit with the Bank of Oklahoma, substantially all of Red River's current borrowing capacity under its credit facility has been consumed.

1)	Red River currently estimates that during 2000 it will generate approximately $2,500,000 of net cash flow from its producing wells after deducting lease operating expenses.
2)	In the event the merger with Beta is consummated, Beta will advance funds to Red River to cover certain capital expenditures. Beta has already budgeted $900,000 for the current year to advance to Red River in connection with Red River's planned activities in the WEHLU and McIntosh properties.

     If the above additional sources of cash are insufficient or are unavailable on terms acceptable to Red River, Red River will be compelled to reduce the scope of its business activities. If Red River is unable to fund planned expenditures, it may be necessary to:

1)	Defer or cancel planned exploitation and development activities;
2)	Farm-out its interest in proposed activities;
3)	Sell a portion of its interest in proposed wells and use the sale proceeds to fund its participation for a lesser interest; and
4)	Reduce general and administrative expenses.

        Red River believes it will have sufficient working capital to fund its capital expenditure requirements throughout 2000.

        These are forward looking statements that are based on assumptions which in the future may not prove to be accurate. Although Red River’s management believes that the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.

     Results of Operations

     Red River Energy, L.L.C. was formed as a limited liability company which elected to be taxed as a partnership for federal income tax purposes. As a consequence, prior to the acquisition of Red River Energy, L.L.C. by Red River Energy, Inc. on November 8, 1999, the taxable income of Red River was taxed to its members in proportion to their individual ownership interests, and the payment of federal income taxes on such proportionate share of Red River's taxable income is the personal obligation of each member. Red River Energy, Inc., which acquired all of the membership interests of the Red River management, is an S Corporation for federal income tax purposes. Like a limited liability company, an S corporation is not a taxpayer as its income is included in the taxable income of its shareholders. As a consequence of the merger, Red River's status as an S Corporation will automatically terminate. The taxable year of Red River will end on the day of the merger and a tax return will be due for the short taxable year ending then. Thereafter Red River will be treated as a C Corporation for income tax purposes and its income will be reported on a consolidated tax return filed by Beta, its parent corporation.

     Three Months Ended March 31, 2000 compared to Three Months Ended March 31, 1999

     Oil and gas sales increased from $499,635 for the three months ended March 31, 1999 to $972,127 for the three months ended March 31, 2000, an increase of 95%, primarily due to acquisition of the McIntosh producing properties in July of 1999 and increased oil and gas prices in 2000. Field services revenue was $137,220 for the three months ended March 31, 2000 compared to $-0- for the prior year period, due to addition of the McIntosh gathering system in July of 1999.

     Price and Production Data. Red River's average sales price, oil and natural gas production volumes and average production cost for each Mcf equivalent of production for the three months ended March 31, 1999 and March 31, 2000.

	Quarter Ended March 31, 1999	Quarter Ended March 31, 2000
Oil production (Bbl).........................	8,079	8,982
Gas production (Mcf).....................	216,596	277,607
Average sales price:
Oil (per Bbl)........................	$10.80	$27.62
Gas (per Mcf)........................	$1.90	$2.61
Average production cost per Mcfe..........	$1.19	$.96

      The price received by Red River for its gas sales during the three months ended March 31, 2000 were positively affected by its hedging arrangements. Without those arrangements, Red River would have realized average natural gas prices of $2.32 per mcf.

      Operating expenses for the three months ended March 31, 1999 were $315,624, compared to $318,652, for the comparable period in 2000, and depreciation and depletion expense increased from $97,892 for the first three months of 1999 compared to $176,321 for the same period of 2000, principally because of the producing property acquisitions in March 1999. Interest expense was higher for the three months ended March 31, 2000, $151,761 compared to $104,757 for the same period in 1999, an increase of 45%, because bank borrowings totaling approximately $2,100,000 were incurred in March 1999 to finance the acquisition of the McIntosh properties. General and administrative expenses increased 26%, from $261,074 for the three months ended March 31, 1999 to $329,281 for the same period in 2000, due primarily to addition of three employees.

Year Ended December 31, 1999 compared to Year Ended December 31, 1998

      Oil and gas sales increased from $865,356 for the year ended December 31, 1998 to $2,852,121 for the year ended December 31, 1999, an increase of 230%, primarily due to acquisition of the WEHLU producing oil and gas properties in September of 1998. Additionally, the McIntosh producing oil and gas properties and gathering system were purchased in July of 1999, resulting in six months of revenues from these properties in 1999 compared to no revenues in 1998. Also contributing to the increase were the higher oil and gas prices in 1999. Revenues from field services were $336,637 compared to $-0- for the prior year, due to addition of the McIntosh gathering system in 1999.

      Price and Production Data. Red River's average sales price, oil and natural gas production volumes and average production cost for each Mcf equivalent of production for the years 1998 and 1999 were as follows:

                                                 Year Ended     Year Ended
                                                December 31,   December 31,
                                                    1998           1999

Oil production (Bbl).........................      13,470        33,584
Gas production (Mcf).....................         336,537       911,036
Average sales price:
    Oil (per Bbl)........................          $12.38       $17.86
    Gas (per Mcf)........................          $ 2.08        $2.20
Average production cost per
   Mcfe..................................          $ 0.76         $.91

      The price received by Red River for its gas sales in 1999 were negatively affected by its hedging arrangements. Without those arrangements, Red River would have realized average natural gas prices of $2.31 per mcf.

      Operating expenses for the year ended December 31, 1999 were $1,148,421, or $.91 per mcf equivalent compared to $316,533, or $.76 per mcf equivalent for the comparable period in 1998, for an increase of 263%, and depreciation and depletion expense increased to $586,095 in 1999 compared to $182,747 for the same period of 1998, principally because of the producing property acquisitions in September 1998 and March 1999. Interest expense was significantly higher for the year ended December 31, 1999, $512,264, compared to $168,851 for the same period in 1998, an increase of 203%, because bank borrowings totaling approximately $5,383,000 in September 1998 and $2,100,000 in March 1999 were incurred to finance the acquisition of the WEHLU and McIntosh properties. General and administrative expenses increased 43%, from $685,573 for the year ended December 31, 1998 to $980,627 for the same period in 1999, due primarily to addition of three employees.

ADDITIONAL PROPOSAL FOR THE BETA SHAREHOLDERS'
CONSENT TO THE ADOPTION OF THE AMENDED
1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

     Effective as of August 27, 1999, our board of directors adopted the 1999 Incentive and Nonstatutory Stock Option Plan, a copy of which is appended to this proxy statement on Appendix D. The Plan was subsequently amended and restated by our board of directors effective as of January 6, 2000.

     The Plan as amended and restated is referred to as the "stock option plan." The stock option plan is subject to approval by the written consent of the holders of a majority of the Beta common stock. We are presenting the stock option plan for approval by the written consent of the holders of a majority of the issued and outstanding shares of the Beta common stock. Our management currently owns 22.45% of the issued and outstanding shares of Beta common stock. ALL SUCH SHARES OVER WHICH OUR MANAGEMENT EXERCISES VOTING POWER WILL CONSENT TO THE APPROVAL OF THE STOCK OPTION PLAN. It will be necessary to secure the written consent of the holders of a majority of the issued and outstanding shares of Beta common stock to obtain the required approval of the stock option plan.

     The stock option plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting of nonstatutory stock options to directors who are not employees and consultants. In the case of employees who receive incentive stock options which are first exercisable in a particular calendar year whose aggregate fair market value exceeds $100,000, the excess of the $100,000 limitation shall be treated as a nonstatutory stock option under the stock option plan.

      The stock option plan is being administered by the Compensation Committee appointed by our board of directors. This committee consists of two directors, Joe C. Richardson, Jr. and John Tatum, neither of whom is an employee of Beta. As such, under Rule 16b-3, the grant of such stock options under the stock option plan to officers and directors who are our employees is exempt from the short swing profits provisions under Section 16(b) of the Securities Exchange Act of 1934 ("1934 Act").

      This committee has the power, subject to the approval of our board of directors, to determine the terms of the options granted, including the number of shares subject to each option, the exercisability and vesting requirements of each option, and the form of consideration payable upon the exercise of such option (i.e., whether cash or exchange of existing shares of Beta common stock in a cashless transaction or a combination thereof).

      A maximum of 700,000 shares of Beta common stock (which amount is subject to adjustment for stock splits, stock dividends, combinations or reclassification of the Beta common stock) are reserved for issuance under the stock option plan. As of the date of this proxy statement, stock options exercisable for a total of 97,500 shares of Beta common stock have been granted to a total of six employees as incentive stock options. Of this amount, stock options for a total of 95,000 shares of Beta common stock have been granted to officers and directors who are employees. The average exercise price of such stock options is $6.00 per share, which represented an amount in excess of 110% of the fair market value of the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq Small Cap Market on August 27, 1999, which was the date such stock options were granted. In the event that the stock option plan is not approved by a majority of the Beta shareholders, the 97,500 stock options will be cancelled.

      The stock option plan requires that the exercise price of the stock options granted under such plan shall not be less than, but may be higher than, 100% of the fair market value per share as determined on the date of grant. However, if an employee who is granted a Stock Option owns, at the time of grant, stock representing move than 10% of the voting power of all classes of Beta Stock, the exercise price for options which are incentive stock options may not be less than 110% of the fair market value per share on the date of grant.

      So long as our stock is reported on The Nasdaq Stock Market, the fair market value per share on the date of grant of a stock option under the stock option plan shall be the average of the last reported highest bid and the lowest asked prices quoted on the Nasdaq Small Cap Market System or the Nasdaq National Market System on such date as is appropriate. The Company's shares qualified on May 4, 2000 for designation on the Nasdaq National Market System, so for future grants the fair market value per share shall be the closing price of the Beta common stock as reported on such system on the date of grant, or if our price is not quoted on such date, then the closing price as of the last immediately preceding day on which the closing price is so reported.

      The stock option plan will continue in effect for 10 years from August 20, 1999 (i.e., the date first adopted by our board of directors), unless sooner terminated by our board of directors. Unless otherwise provided by our board of directors, the stock options granted under the stock option plan will terminate immediately prior to the consummation of a proposed dissolution or liquidation of Beta.

      The options granted under the stock option plan are for a period of not more than 10 years after the date of grant. However, in the case of an optionee who owns, at the time of grant, stock representing more than 10% of the combined voting power of all classes of Beta stock, the term of the options shall not be for more than five (5) years.

      Upon the termination of an optionee as our employee, he/she must exercise his/her option within three (3) months (as set forth in such stock option) after he/she ceases to be our employee. If an optionee becomes disabled and due to such disability ceases to be our employee, he/she must exercise his/her option within the period of time not exceeding 12 months (as set forth in such stock option). Upon the death of an optionee whose employment by us was not terminated prior to such event, the optionee's estate or person acquiring the right to exercise such option by bequest or inheritance may exercise such option at any time within 12 months following the date of such optionee's death but only to the extent that the optionee could have exercised such option (under its terms) if his/her employment had continued uninterrupted for such 12 month period.

      The options granted under the stock option plan may only be exercised by the optionee during his/her lifetime and are not transferable except by will or by the laws of descent and distribution. The shares of Beta common stock transferred to an optionee as a result of the exercise of a stock option are "restricted securities" under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act.

SHAREHOLDER PROPOSALS

Shareholders of Beta may submit proposals to be considered for stockholder action at the 2000 Annual Meeting of Shareholders of Beta if they do so in accordance with applicable regulations of the SEC and with the requirements of the Beta by-laws. Any stockholder proposal must be submitted to the secretary of Beta no later than January 30, 2000 in order to be considered for inclusion in Beta's 2000 proxy materials. The proxies named in the proxy solicitation for the 2000 Annual Meeting of shareholders will have discretionary authority to vote on any matters proposed at the meeting by any shareholders if Beta was not given written notice of the matter no later than March 15, 2000.

INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Beta as of December 31, 1999 and for each of the three years in the period ended December 31, 1999, included in this proxy statement have been included in reliance on the report of Hein + Associates, LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of Red River as of December 31, 1998 and 1999, and for the two years ended December 31, 1999, included in this proxy statement, have been included in reliance on the report of Hein + Associates LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

EXPERTS

The unaudited supplementary oil and gas reserve information of Beta included in this proxy statement has been included in reliance of the report of Veazey & Associates, Inc. The unaudited supplementary oil and gas reserve information appears elsewhere in this proxy statement on the authority of Veazey & Associates, Inc.

The unaudited supplementary oil and gas reserve information of Red River included in this proxy statement has been included in reliance of the report of Ryder Scott Company, L.P. The unaudited supplementary oil and gas reserve information appears elsewhere in this proxy statement on the authority of Ryder Scott Company, L.P.

LEGAL OPINIONS

The validity of the shares of Beta common stock being offered hereby is being passed upon for Beta by Clanahan, Tanner, Downing and Knowlton, P.C. Shareholders of this law firm do not own shares of Beta common stock.

ANNEX A

(AGREEMENT AND PLAN OF MERGER)

                                                     AGREEMENT AND PLAN OF MERGER
                                                     ----------------------------

          THIS AGREEMENT AND PLAN OF MERGER  ("Agreement") is made this 19th day of November,  1999, by and among Beta Oil& Gas, Inc., a Nevada corporation  ("Purchaser"),  Beta Acquisition  Company,  Inc., an Oklahoma  corporation  ("Merger Sub"), and Red River Energy,
Inc.,  an  Oklahoma  corporation  ("Company")  and the  shareholders  listed in  Schedule A attached  to this  Agreement,  individually
                                                                                 ----------
(collectively, "Red River Shareholders".

                                                               RECITALS

         A. The Company is engaged in the  ownership,  leasing,  acquisition,  exploration,  drilling  and  development  of oil and gas property,  located in Oklahoma and the  production  and sale of oil and gas; B. The Purchaser  owns 100% of the issued and  outstanding capital stock of Merger Sub;

         B.  The Purchaser owns 100% of the issued and outstanding capital stock of Merger Sub:;and

         C.  Purchaser  desires to acquire the  Company's  business  by merging the Merger Sub with and into the Company in  accordance with the terms and  conditions  of this  Agreement in a  transaction  designed and intended to meet the  requirements  of Section ("ss.")
368(a)(l)(A)  andss.368(a)(2)(E)  of the Internal  Revenue Code of 1986, as amended  ("Code") and as a result of such  transaction  the
Company,  following  the merger of Merger Sub with and into the Company which shall be the Surviving  Corporation  and, as such,  shall become a subsidiary of the Purchaser.

         NOW,  THEREFORE,  in  consideration  of the mutual  covenants and agreements  contained  herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Certain  Definitions.  The  definitions  set forth  below  shall  apply to the  meaning of the terms as used  throughout  this
-----------------------------
Agreement.  All other capitalized terms shall have the meaning as defined in other sections of this Agreement.

1.1      "Affiliate" shall mean with reference to a particular Person (i) any Person,  directly or indirectly,  owning,  controlling or holding with power to vote 10% or more of the outstanding voting securities of such particular  Person;  (ii) any Person 10% or more of whose  outstanding  voting  securities  are directly or  indirectly  owned,  controlled  or held with power to vote by such  particular
Person; or (iii) any Person, directly or indirectly, controlled by, controlling or under common control with such particular Person

1.1      "Agreement" shall mean this Agreement and Plan of Merger.

1.1      "Beta Common Stock" shall mean the $.001 par value voting common stock of the Purchaser.

1.1      "Closing" shall mean the consummation of the transactions contemplated by this Agreement.

1.1      "Closing Date" shall mean the date on which the Closing occurs pursuant to Section 2.4 hereof.

1.1      "Commission" shall mean the United States Securities and Exchange Commission.

1.1      "Company" shall mean Red River Energy,  Inc., an Oklahoma  corporation,  and its predecessor,  Red River Energy,  L.L.C. which became a wholly owned subsidiary of Red River Energy, Inc. in a reorganization underss.351 of the Code.

1.1      "Effective  Time"  shall mean the time when the  Certificate  of Merger is filed as  provided  in  Section  2.5 hereof and the
Merger of Merger Sub with and into the Company becomes effective under applicable law.

1.1      "Red River  Shareholders"  shall mean the shareholders set forth in Schedule A attached to this Agreement,  who  collectively,
                                                                             ----------
as of the date of this Agreement, own all of the issued and outstanding Red River Stock.

1.1      "Red River Stock" shall mean the $1.00 par value voting  common  stock of the Company,  which is the only  authorized  capital stock of the Company.

1.1      "Employment Agreements" shall mean those Employment Agreements attached hereto as Exhibit 7.1.9.
                                                                                           -------------

1.1      "Merger" shall have the same meaning as set forth in Section 2.2 hereof.

1.1      "Person" shall mean an individual,  partnership,  corporation,  trust, limited liability company, unincorporated organization, association or joint venture or a government, or an agency, political subdivision or instrumentality thereof.

1.1      "Purchaser" shall mean Beta Oil & Gas, Inc., a Nevada corporation.

1.1      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

1.1      "Surviving Corporation" shall have the same meaning as set forth in Section 2.2 of this Agreement.

1.1      "Year  2000  Compliance"  shall  mean that (a) no value  for  current  date will  cause any  interruption  in  operation;  (b)
date-based  functionality  will behave  consistently  for dates prior to, during and after Year 2000;  (c) in all  interfaces  and data storage,  the first two digits in the year of any date are specified  either  explicitly or by  unambiguous  algorithms;  (d) year 2000 will be recognized as a leap year; and (e) the year "00" will be read and correctly interpreted as the year "2000."

         All other capitalized terms shall have the meanings as specified elsewhere in this Agreement.

1.       The Merger and Consideration
         ----------------------------

1.1      Red River  Consideration.  On the Closing Date, the shares of Red River Stock owned by the Red River Shareholders,  consisting of 1,000 shares of Red River Stock which  constitutes all of the issued and outstanding  shares of the Company's  capital stock,  shall be converted into and become,  and there shall be paid and issued, in exchange for such shares,  Two Million Two Hundred Fifty Thousand
(2,250,000)  shares of Beta Common  Stock which shall be issued by the  Purchaser  to the Red River  Shareholders.  Such shares of Beta
Common Stock shall be divided and issued to each Red River  Shareholder in proportion to their  respective  ownership  interests in the
Red River Stock as set forth in Schedule A attached hereto.
                                ----------

1.1      Merger.  At the  Effective  Time and subject to and upon the terms and  conditions of this  Agreement  and in accordance  with
Oklahoma  law,  Merger Sub shall be merged  with and into the  Company  (the  "Merger")  and as a result of such  Merger  the  separate corporate  existence of the Merger Sub shall cease and the Company  shall  continue as the  surviving  corporation.  The Company as the surviving corporation after the Merger is hereafter sometimes referred to as the "Surviving Corporation".

         The Merger will have the effect set forth in the Oklahoma  General  Corporation  Act. The Surviving  Corporation  may, at any
time after the Effective  Time, take any action,  including  executing and delivering any  certificates,  instruments and documents as shall be  determined  by the Board of Directors of the  Surviving  Corporation  to be necessary  and  appropriate,  in the name and on behalf of either the Company or Merger Sub in order to carry out and effectuate the transactions contemplated by this Agreement.

1.1      Shareholder  Approvals.  Subsequent to the date of this  Agreement and prior to the Effective  Time,  the parties hereto shall obtain the requisite  shareholder  approval as required under their respective  Articles or Certificate of Incorporation and Bylaws and
under Nevada and Oklahoma law as follows:

a        Purchaser  Approval.  Pursuant to Section 1.4b of Article XII of the Purchaser's  Bylaws, the Purchaser,  through its Board of
Directors,  shall duly call, give notice of, convene  shareholders for the approval of this Agreement and the issuance of the shares of
Beta Common Stock for the number of shares as  contemplated  under Section 2.1 hereof,  all in accordance with Nevada law, its Articles of  Incorporation  and Bylaws.  In addition,  the Purchaser as the holder of 100% of Merger Sub's issued and  outstanding  Common Stock shall approve,  by written  consent of its Board of Directors,  this Agreement and the Merger  contemplated  hereby in accordance  with
Oklahoma law and the  Certificate of Incorporation of Merger Sub; and

a        Company  Approval.  The Company,  acting  through its Board of Directors  shall duly call,  give notice of, convene and hold a special meeting of its shareholders  (the "Special  Meeting") to consider and vote upon the approval and adoption of this Agreement and the Merger  contemplated  hereby, or shall seek the requisite written consent of its shareholders,  all in accordance with Oklahoma law and its  Certificate of  Incorporation  and Bylaws.  The Company shall hold the Special  Meeting or obtain such written consent as soon as practicable after the date hereof.

1.1      Closing.  The Closing  Date shall occur on that date which is on or before three (3) days after the  satisfaction  and receipt of any and all required  conditions and approvals,  including any required  approval of the shareholders of Purchaser;  but in no event later than March 31, 2000.  The  Purchaser  and the Company will use best efforts to close as soon as possible  upon  execution of this
Agreement.  In the event that the Closing Date falls on a Saturday,  Sunday or Federal holiday,  then the next succeeding date which is not a Saturday,  Sunday or Federal  holiday  shall be the Closing  Date.  The Closing  shall take place at the offices of the  Company,
6120 S. Yale,  Suite 813,  Tulsa,  Oklahoma,  10:00 a.m.  Central  Standard Time on the Closing Date, or at such other time or place as mutually agreed by the parties hereto.  Such Closing may be accomplished by facsimile  transmission of Closing  Documents and facsimile signatures,  provided  that the original of such signed  documents  are  transmitted  to the party or parties  entitled to receive such documents  within three (3) business days  following  the Closing  Date.  The Closing shall be effective as of the close of business of the Closing  Date.  At the Closing,  (a) the Company and the Red River  Shareholders  will deliver to Merger Sub and the  Purchaser the various  certificates  and  instruments and documents  referred to in Section 7.1 hereof,  (b) Purchaser and Merger Sub will deliver to the Company and the Red River Shareholders the various  certificates,  instruments and documents referred to in Section 7.2 hereof, and
(c)  Purchaser  and Merger Sub will  deliver to the Red River  Shareholders  in the manner  provided  below in Section  7.2.1 the Stock
Certificates evidencing the consideration issued in the Merger.

1.1      Consummation  of the  Transaction  at the Closing.  Purchaser,  Merger Sub and the Company will each carry out the  procedures specified  under the applicable  provisions of Oklahoma law as shall be necessary and  appropriate to assure the  effectiveness  of the
Merger.  The Merger shall be  consummated  by filing the  Certificate of Merger with the Secretary of State of Oklahoma in such form as required by, and executed in  accordance  with the relevant  provisions of Oklahoma law to the extent  required.  Such  Certificate  of
Merger shall provide for an amendment to the Company's Certificate of Incorporation to change its name to "Beta Operating Company."

1.1      Effect of Merger.  At the Effective Time:

1.1.1    Surviving  Corporation.  Merger Sub shall be merged with and into the Company, with the Company as the Surviving  Corporation, and the  separate  existence  of Merger  Sub shall  cease.  As a result  of the  Merger,  the Red  River  Shareholders  who held  stock certificates  representing  the Red River Stock prior to the Merger  shall cease to have any rights with  respect to such stock and all rights,  privileges,  powers,  franchises and interests of the Company and all of its properties,  whether real, personal or mixed, all debts due on whatever account,  and every other interest of the Company,  whether tangible or intangible shall be deemed to vest in the
Surviving  Corporation  without  further act or deed,  and all claims,  demands,  property and every other  interest shall be as of the
Effective Time the property of the Surviving Corporation to the same extent as previously owned or held by the Company.

1.1.1    Certificate of  Incorporation.  Except as  contemplated  by Section 2.5, the  Certificate of  Incorporation  of the Company in
effect at and as of the Effective Time shall remain the Certificate of  Incorporation  of the Surviving  Corporation  until  thereafter amended as provided by law.

1.1.1    Bylaws.  The  Bylaws  of the  Company,  as in effect  immediately  prior to the  Effective  Time,  shall be the  bylaws of the
Surviving Corporation until thereafter amended as provided by law and provisions of such Bylaws.

1.1.1    Directors and Officers.  Immediately  prior to the Effective Time of the Merger,  the directors and officers of the Company as constituted  immediately  prior to the Effective Time shall tender their  resignations  to the Company as agreed upon in Exhibit 2.6.4.
                                                                                                                         -------------
The number of directors of the  Surviving  Corporation  and the persons  serving as Directors of the Surviving  Corporation  shall be a minimum of three (3) directors  and a maximum of six (6) directors  (the exact number of which shall be determined by resolution of the directors of the  Surviving  Corporation).  The number of directors and the  individuals  who shall serve as directors of the Surviving
Corporation  shall be determined by the Purchaser,  as the sole  shareholder  of the Surviving  Corporation  immediately  following the
Effective  Time and such  persons as so  appointed  shall  continue to hold office  until their  successors  have been duly  nominated, elected or appointed as provided  under the  Surviving  Corporation's  Bylaws as may  subsequently  be amended in  accordance  with the provisions  thereof.  The officers of the Surviving  Corporation shall be appointed,  immediately  following the Effective Time and the election by the Purchaser of the directors of its Board of Directors,  by the directors of the Surviving  Corporation and such officers as so  appointed  shall  hold such  offices  in the  Surviving  Corporation  following  the  Effective  Time,  until such time as their successors have been duly appointed and qualified.

1.1.2    The Merger.  From and after the Effective  Time,  the Merger shall have all the effects  provided for a merger under  Oklahoma law, , which law shall govern the Surviving Corporation.

1.2      Effect on Capital Stock.

1.2.1    Conversion  of Red River  Stock.  At the  Effective  Time,  as a result of the  Merger and  without  any action on the part of
Purchaser,  Merger Sub, the Company or the holders of any of their  securities,  all of the issued and outstanding  shares of Red River
Stock  immediately  prior to the Effective Time, held by the Red River  Shareholders  shall be delivered for surrender to the Purchaser on the Closing  Date and at the  Effective  Time  converted  into the right to receive all of the shares of Beta Common  Stock  payable under this Agreement.

                            The  certificate  or  certificates  representing  Red River Stock shall after the Effective  Time cease to have any rights  with  respect to such  shares of Red River  Stock  except the right to the  issuance  of the number of shares of Beta
Common  Stock as  provided  in  Schedule  A  attached  hereto  for such Red River  Stock upon the  surrender  of such  certificate  or
                                -----------
certificates  in accordance  with this Section 2.7 hereof.  Upon the filing of the  Certificate  of Merger with the Secretary of State of Oklahoma,  as a consequence  of the Merger and without any other action on the part of the parties to this  Agreement,  each of the issued and  outstanding  shares of Red River Stock shall be cancelled  and retired by the  Surviving  Corporation  in exchange for the shares of Beta Common  Stock as provided in Section 2.1 hereof and as set forth in Schedule A attached  hereto and all other shares of
                                                                                   ----------
the Company's  capital stock shall  automatically be cancelled and retired and no payment by the Purchaser or Merger Sub shall be made with respect to any such other  capital  stock,  if any, of the Company.  At the Closing,  the Company  shall issue to the Purchaser a stock  certificate,  registered on the Company's stock transfer  records,  in the Purchaser's  name  representing  1,000 shares of the
Surviving  Corporation's  Common Stock,  which shall have been duly authorized by the Board of Directors of the Company as constituted immediately  prior to the Closing Date and such shares as so issued shall  constitute  the only issued and  outstanding  shares of the
Surviving Corporation.

1.2.2    Subsequent  Transfer:  Loss,  Stolen or Destroyed  Certificates.  After the Effective Time,  there shall be no transfer on the stock transfer books of the Surviving  Corporation of shares of Red River Stock that were registered as outstanding  immediately  prior to the  Effective  Time other than the  shares  issued in the name of the  Purchaser  as  required  in  Section  2.7.1  hereof.  If any registered  certificate  for the Company  shall have been lost,  stolen or  destroyed,  the  Surviving  Corporation,  upon making of an
Affidavit signed by the person claiming such  certificate to have been lost,  stolen or destroyed and setting forth the facts and other information  relating to such loss or destruction shall,  subject to the provisions of this Section 2.7.2,  deliver a stock certificate for the  appropriate  shares of Beta Common Stock for the Red River Stock  represented by such  certificate in accordance  with Section
2.1.1 hereof to the Person(s) legally entitled  thereto.  The Surviving  Corporation,  in the sole discretion of its Board of Directors and as a  condition  precedent  to the  delivery  of the shares of Beta  Common  Stock in  exchange  for the shares of Red River  Stock represented  by such  certificate,  may  require the owner of such lost,  stolen or  destroyed  certificate  to provide a bond or other security in such sum as it  reasonably  may direct as indemnity  against any claim that may be made against the  Surviving  Corporation with respect to the certificate alleged to have been so lost, stolen or destroyed.

1.2.3    Merger Sub Stock.  Each share of the $.001 par value common stock of Merger Sub issued and  outstanding  immediately  prior to the Effective  Time shall be cancelled and converted into the 1,000 shares of the Surviving  Corporation's  Common Stock as provided in
Section 2.7.1 hereof, all of which shares shall be owned and held of record in the name of the Purchaser.

1.2.4    Dissenting  Shares. As provided in Section 3.1.4 hereof,  the Red River  Shareholders  shall take whatever action is necessary and  appropriate  effectively  to waive under the  applicable  provision of the  Oklahoma  General  Corporation  Act their rights to an appraisal of the shares of Red River Stock held by each of them, which represent all the authorized,  issued and outstanding  shares of the Red River Stock on and prior to the Closing Date.

2.       Conditions Precedent to Obligations
         -----------------------------------

2.1      Conditions  Precedent to the  Purchaser's  and Merger Sub's  Obligations.  The  obligations  of Purchaser and Merger Sub to be performed under this Agreement on or before the Closing Date are subject to each and all of the following  conditions,  any one or more of which may, however, be waived in whole or in part by Purchaser.

2.1.1    Representations  and Warranties.  The  representations  and warranties of the Company herein contained shall be true on and as of the date  hereof and as of the  Closing  Date in all  material  respects  with the same force and effect as though made on and as of said date.

2.1.2    Performance  of  Obligations.  The Company  shall have  performed in all material  respects  all of the  Company's  covenants, undertakings, obligations, conditions and agreements required to be performed by it under this Agreement.

2.1.3    Performance  at Closing.  The Company shall have  performed  each of the acts it is required to perform and delivered  each of the certificates and other documents it is required to deliver,  or appeared at Closing ready,  willing and able to perform each of the acts it is required to perform and deliver each of the certificates and other documents it is required to deliver.

2.1.4    Waiver of Dissenter's  Rights.  The Red River  Shareholders shall have provided the Company prior to Closing a legally binding instrument  executed  by such  Shareholders  waiving  all of their  rights for an  appraisal  of the Red River  Stock  owned by them in accordance  with the  Oklahoma  General  Corporation  Act and any other  applicable  provisions  under  Oklahoma  law and to the extent applicable under Nevada law.

2.1.5    Absence of Restraining  Action.  No suit,  action or other  proceeding  shall be pending,  or threatened,  before any court or governmental  agency in which it will be, or it is,  sought to restrain or prohibit or to obtain  damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereunder.

2.1.6    Absence  of  Litigation.  The  Company  shall have  disclosed  to  Purchaser  in  Exhibit  4.1.20 all suits,  actions or other
                                                                                           ---------------
proceedings  pending before any court or  governmental  agency,  or threatened  against or affecting the Company and Purchaser shall be satisfied that no such suit, action or other  proceeding,  if adversely  determined,  would have a material adverse effect on the value of the business, assets, or properties of the Company, or the value of the Red River Stock.

2.1.7    No  Attachment.  None of the Company's  assets or properties  shall have been attached or levied upon or passed into the hands of a receiver or assignee for the benefit of  creditors.  No petition or similar  instrument  shall have been filed with respect to the
Company under any bankruptcy or insolvency law, and no injunction or restraining  order shall have been instituted  against the Company that would have a material adverse effect on the Company.

2.1.8    No Liens,  Indebtedness.  Except as set forth in Exhibit  3.1.8,  the  Company  shall not be subject to  indebtedness  nor its
                                                          --------------
properties or assets subject to liens or encumbrances of any kind, other than (i)  indebtedness and liens for current taxes,  wages and operating  expenses in the normal course of business,  payment of which at the time of Closing shall not yet be due; (ii)  indebtedness identified in the Company's  Financial  Statements as set forth in Exhibit 4.1.7 attached  hereto;  (iii) any accounts payable or loans
                                                                   -------------
advanced to the Company  subsequent to the Financial  Statement Date which were incurred in the ordinary  course of its business;  (iv)
any other indebtedness approved by the Purchaser; or (v) Permitted Encumbrances (as hereinafter defined).

2.1.9    Resignations.  Purchaser and Merger Sub shall have received the  resignation  dated as of the Closing Date of each director of the Company and the officers of the Company as agreed upon in Exhibit 2.6.4 that Purchaser requests so resign prior to the Closing.
                                                              -------------

2.1.10   Corporate  Records.  Purchaser and Merger Sub shall have received the stock books,  minute books,  and corporate seal (if any)
of the Company and its subsidiaries, if any.

2.1.11   Consents and Waivers.  All consents from third parties,  including  without  limitation the  Notification and Report Form only to the extent required to be filed under the  Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as amended,  and the regulations thereunder  ("HSR Act"),  as well as any other consent or waiver  required  under any other  Licenses,  Leases,  Permits,  Approvals or
Contracts set forth in Exhibits  4.1.17,  4.1.22,  4.1.24 and 4.1.28  attached  hereto and as provided in Section 4.1.31 hereof and any
                       ----------------   ------   -------    ------
other person or governmental bodies, necessary for the consummation of the transactions contemplated hereby shall have been obtained.

2.1.12   Absence of Adverse  Changes.  The Company shall not have  suffered any material  adverse  change in its  financial  condition, business, property or assets since the date of the Company's Financial Statements as set forth in Exhibit 4.1.7 attached hereto
                                                                                                  -------------

2.1.13   Opinion of  Counsel.  Purchaser  and Merger Sub shall have  received  an opinion of counsel  for the  Company  dated as of the
Closing Date in form or substance as may reasonably requested by Purchaser.

2.1.14   Certificates.  Purchaser  and Merger Sub shall have  received the  certificates  and other  closing  documents  required to be received under Section 7.1.6 and otherwise under Section 7.1 hereof on or prior to the Closing Date.

2.1.15   Shareholder  Approval.  The  shareholders  of  the  Company  shall  have  approved  the  Merger  and  the  other  transactions contemplated by this Agreement in accordance with the Oklahoma General Corporation Act.

2.2      Conditions  Precedent to the Company's and Red River  Shareholders'  Obligations.  The  obligations of the Company and the Red
River  Shareholders  to be performed under this Agreement at Closing are subject to each and all of the following  conditions,  any one or more of which may, however, be waived in whole or in part by the Company or the Red River Shareholders.

2.2.1    Representations  and Warranties.  The  representations  and warranties of Purchaser and Merger Sub set forth in this Agreement shall be true and correct in all  material  respects on and as of the date hereof and as of the Closing Date with the same effect as if made on and as of the said date.

2.2.2

                           Performance  of  Obligations.  Purchaser  and  Merger  Sub shall  have  performed  or  complied  with all of
Purchaser's  and Merger Sub's  covenants,  undertakings,  obligations,  conditions and  agreements  herein to be performed on or before
Closing as contained in this  Agreement,  including,  but not limited to,  Purchaser's  obligation to undertake the filing of the Shelf
Registration  pursuant to the  requirements  of and by no later than the date set forth in Section 9.15 and  execution by the Surviving
Corporation and Purchaser of the Employment Agreements.

2.2.3    Performance  at Closing.  Each of  Purchaser  and Merger Sub shall have  performed  each of the acts it is required to perform and delivered each of the  certificates and other documents it is required to deliver,  or appeared at Closing ready,  willing and able to perform  each of the acts it is required  to perform and deliver  each of the  certificates  and other  documents  it is required to deliver.

2.2.4    Absence of Restraining  Action.  No suit,  action or other  proceeding  shall be pending,  or threatened,  before any court or governmental  agency in which it will be, or it is,  sought to restrain or prohibit or to obtain  damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereunder.

2.2.5    Absence of Litigation.  Purchaser  shall have disclosed to the Company and the Red River  Shareholders  all suits,  actions or other proceedings  pending before any court or governmental  agency, or threatened against or affecting Purchaser or Merger Sub and the
Company  and the Red  River  Shareholders  shall be  satisfied  that no such  suit,  action or other  proceeding  which,  if  adversely determined,  would have a material  adverse effect on the value of the business,  assets,  or properties of the Purchaser or Merger Sub or the value of the Beta Common Stock.

2.2.6    Certificates.  The Company shall have received  such  certificates  as are required by Section 7.2.3 hereof on or prior to the
Closing Date.

2.2.7    Opinion of Counsel.  An opinion of counsel for Purchaser  and Merger Sub shall have been  delivered to the Company and the Red
River  Shareholders  dated as of the Closing Date,  substantially  in the form or substance as may reasonably  requested by the Company and the Red River Shareholders.

2.2.8    Purchaser  Shareholder  Approval.  The shareholders of the Purchaser shall have approved the Merger and the other transactions contemplated by this Agreement in accordance with the  General Corporation Law of Nevada.

2.2.9    Employment Agreements.  Purchaser shall have caused the Company to execute and deliver the Employment Agreements.

2.2.10   Absence  of  Adverse  Changes.  Neither  Purchaser  nor Merger Sub shall have  suffered  any  material  adverse  change in its financial condition, business, property or assets since the date of this Agreement.

2.2.11   Consents and Waivers.  All consents from third parties,  including  without  limitation the  Notification and Report Form only to the extent required to be filed under the  Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as amended,  and the regulations thereunder  ("HSR Act"),  as well as any other consent or waiver  required  under any other  Licenses,  Leases,  Permits,  Approvals or
Contracts set forth in Exhibits  4.1.17,  4.1.22,  4.1.24 and 4.1.28  attached  hereto and as provided in Section 4.1.31 hereof and any
                       ----------------   ------   -------    ------
other person or governmental bodies, necessary for the consummation of the transactions contemplated hereby shall have been obtained.

2.2.12   Filing of Shelf  Registration.  Purchaser  shall undertake to file a Shelf  Registration  Statement with the Commission to the extent and within the time period  required by Section  9.15  relating  to the future  resale of the shares of Beta Common  Stock to be received by the Red River Shareholders.

2.2.13   Nasdaq  Listing of Shares.  Purchaser  shall  undertake to file the  necessary  documents  requesting  that the shares of Beta
Common Stock to be issued to the Red River Shareholders be listed on and available for trading on The Nasdaq Stock Market.

2.2.14   Director  Appointment.  Rolf N.  Hufnagel  shall have been  appointed as a director of the  Purchaser,  effective  immediately after the Effective Time.

3.       Representations and Warranties

3.1      Representations  and  Warranties  of Seller.  The Company and the Red River  Shareholders,  represent and warrant to Purchaser and Merger Sub as of the date hereof and as of the Closing Date, as follows:

3.1.1    Good  Standing.  The Company is a corporation  duly  organized,  validly  existing and in good standing  under the laws of the
State of Oklahoma,  with full  corporate  power and authority to own,  operate and lease its properties and its interests in properties
(including its interests in oil and gas  properties) and to carry on its business as now being  conducted.  The Company is qualified to do business and is in good standing in all  jurisdictions  where its  properties,  assets and/or  activities and operations so require, which  states are listed in Exhibit  4.1.1  attached  hereto,  except  where the failure to qualify  would not have a material  adverse
                            --------------
effect on the  Company.  True and  correct  copies of the  Company's  Certificate  of  Incorporation  and all  amendments  thereto  and restatements  thereof,  and the Company's  Bylaws and all amendments  thereof and  restatements  thereto are set forth in Exhibit 4.1.1
                                                                                                                          -------------
attached hereto.

3.1.2    Binding  Agreement.  This Agreement has been executed and delivered by the Company and each of the Red River  Shareholders  as set forth above,  constitutes the valid and binding obligation of the Company and the Red River Shareholders  enforceable in accordance with its terms,  except as such enforcement may be limited by applicable  bankruptcy,  insolvency,  moratorium,  general  principles of equity,  or similar laws  affecting the rights of creditors  generally,  and will not conflict with,  cause a breach,  violate or be in contravention  of or result in a default  under the Company's  Certificate  of  Incorporation,  Bylaws or any other  organizational  or governing instrument of the Company, or of any Contract,  Lease, indenture,  promissory notes, agreement,  mortgage or other instrument to which the  Company  is a party or by which any of its  assets or  property  is bound or  affected  or, to the best of the  Company's knowledge,  any law,  rule,  License,  regulation,  judgment,  decree  or order  of any  court,  agency  or  other  authority  to which jurisdiction the Company is subject.  All corporate  action  necessary for the approval and/or  ratification of this Agreement has been taken or will have been taken on or before the Closing.

3.1.3    Authorized  Stock The only  authorized  capital stock of the Company is 50,000 shares of its $1.00 par value common stock,  of which,  as of the date  hereof,  1,000  shares of Red River  Stock are  issued and  outstanding.  The Red River  Shareholders  own such portions of the issued and outstanding  shares of Red River Stock as set forth in Schedule A attached  hereto.  No other person has any
                                                                                  ----------
legal ownership interest in and to any shares of the Red River Stock.

3.1.4    Stock  Fully  Paid and  Ownership  of  Securities.  All issued and  outstanding  shares of the Red River  Stock have been duly authorized  and validly  issued and are fully paid and  non-assessable.  As of the date  hereof,  there are not,  and as of the Closing
Date there will not be, any (i) options,  warrants,  purchase  rights,  subscription  rights or other contract  rights or  commitments, stock  appreciation  rights,  phantom stock or other any rights to purchase any shares of the Red River Stock or any debt or securities convertible  into such shares or (ii)  obligations  of the Company,  contractual or  contingent,  to issue any such options,  warrants, rights or shares.  As of the date  hereof,  record  ownership  of the Red River Stock is held 100% by the Red River  Shareholders,  and each such Shareholder owns of record and  beneficially  the number of shares set forth opposite such  Shareholder's  name in Schedule A
                                                                                                                             ----------
attached to this  Agreement.  The Red River  Shareholders  represent  and warrant that as of the Closing Date such Red River Stock will be free and clear of all pledges,  liens,  security interests,  encumbrances or other restrictions  (excluding  restrictions imposed on the transfer of the Red River Stock under the Securities  Act) and of all voting trusts,  voting  agreements,  proxies and other voting restrictions.

3.1.5    Indefeasible.  The Red  River  Shareholders  have good and  indefeasible  title to the  shares  of the Red  River  Stock to be transferred  pursuant to the terms  hereof and such shares at the Closing  will be presented  to the  Surviving  Corporation,  free and clear of all pledges,  liens,  security  interests,  encumbrances,  equities,  claims or other  restrictions  (other than  restrictions imposed under the  Securities  Act),  and such  Shareholders  have full power and authority to consummate  the  transactions  described herein.

3.1.6    No Agreements.  There are no agreements  with any person with respect to (i) the sale,  lease,  exchange or other  disposition of any of the Company's properties or assets, except in the ordinary course of its business;  or (ii) the sale, pledge,  hypothecation, transfer,  assignment or other  disposition  of the  ownership,  direct or indirect,  of any of the shares of the Red River Stock,  the operation of which may in the future result in a change in control of the Company.

3.1.7    Financial  Representations.  To be attached  hereto within 15 days from the date hereof as Exhibit 4.1.7 are a Balance  Sheet,
                                                                                                    -------------
Statement of Income (Loss and Deficit) and Statement of Changes in Financial  Position  (including notes to such financial  statements)
as of September  30, 1999,  and for the Nine (9) month period then ended  (collectively  the  "Financial  Statements").  The  Financial
Statements will have been prepared in accordance with generally accepted  accounting  principles applied on a consistent basis,  except as disclosed  therein,  and will present fairly the financial position of the Company as of September 30, 1999,  ("Financial  Statement
Date") and the results of operations for the Nine (9) month period then ended.

3.1.8

                           No  Liabilities.  As  of  the  Financial  Statement  Date,  the  Company  had  no  material  liabilities  or obligations of any nature (whether  accrued,  absolute,  contingent,  and due or to become due) except as disclosed or reflected in the
Financial Statements, or as set forth in Exhibit 4.1.8 attached hereto.
                                         -------------

3.1.9    No Change In Financial  Condition.  Except as set forth in Exhibit 4.1.9 attached hereto,  since the Financial Statement Date,
                                                                    -------------
there has not been,  and neither the Red River  Shareholders  nor the Company  know of (i) any event,  condition or state of facts that has resulted or may  reasonably be expected to result in any material  adverse  change in the  financial  condition,  business,  sales, income,  properties,  assets or liabilities of the Company from that shown on the Financial  Statements;  or (ii) any material  adverse change with respect to any contracts to which the Company is a party or any event,  circumstance,  fact or other  occurrence  which may result in any material adverse change to the financial  condition,  business,  sales,  income,  properties or assets of the Company; or
(iii) any  material  damage,  destruction  or loss to the  properties,  assets or  business of the  Company,  whether or not covered by insurance,  as the result of any fire,  explosion,  accident,  casualty,  labor  disturbance or interruption,  requisition or taking of property by any  governmental  body or agency,  flood,  embargo,  or act of God or the public  enemy,  or  cessation,  interruption  or diminution of operations,  which has materially  and adversely  affected or impaired or which may be reasonably  expected to materially or adversely  affect or impair the conduct of the  Company's  operations  or  business;  or (iv) any labor  trouble  other than routine grievances  (including  without limitation any negotiation,  or request for negotiation,  for any representation or any labor contract)
or to the Red River  Shareholders'  and the  Company's  knowledge  any event or condition of any  character  which has  materially  and adversely  affected or which may be  reasonably  expected to  materially  and  adversely  affect or impair the conduct of the Company's operations or business; or (v) any declaration,  setting aside or payment of any dividend,  or any distribution,  in respect of the Red
River Stock;  or (vi) any redemption,  purchase or other  acquisition by the Company of any shares of the Red River Stock; or (vii) any significant loss of customers of the Company.

3.1.10   Certain Tax Matters.  The Company has, or shall have,  prepared and duly filed (and to the best of its  knowledge  has done so accurately and correctly) all federal,  state,  county and local income,  franchise,  sales, use, real property personal  property,  ad valorem,  production and severance tax returns and reports  required to be filed as of the date hereof,  and which shall be required to be filed on or before the Closing  Date,  with  respect to the Company and has, or shall have duly paid,  withheld or reserved  for all taxes,  penalties and other  governmental  charges  required to be paid as of the date hereof that have been assessed or levied against or upon it or its properties,  assets, income, franchises,  licenses or sales, including,  without limitations,  federal, state, county and local income taxes, gross receipt property taxes franchise, sales, use, real property,  personal property, ad valorem,  production, severance and similar taxes and assessments  (based on production of  hydrocarbons or receipt of proceeds  therefrom on the oil and gas properties  or other  assets and the business  owned and  operated by the  Company,  or to the extent that they relate to periods on or prior to the Financial  Statement  Date are reflected as a liability on the Financial  Statements,  or if not paid, is contesting  such amounts in good faith by the  appropriate  proceedings.  All such taxes and  assessment,  which have become due prior to the  Effective
Time have been or will have been timely and properly  paid.  In the event the Company is  contesting  such  amounts in good faith,  the
Company has  established  a reserve for  financial  accounting  purposes in  connection  with the business  currently  conducted by the
Company,  neither the Red River  Shareholders  nor the Company know of any proposal by any taxing  authority  for  additional  taxes or assessments  against or upon the Company.  To the best of the  knowledge  of the Red River  Shareholders  and the  Company,  all monies required to be withheld by the Company from employees for income taxes,  social security and  unemployment  insurance taxes have, as of the date hereof,  been  collected or withheld,  and as of the Closing Date shall have been  collected and withheld,  and either paid to the  appropriate  governmental  agencies or set aside in cash for such purpose.  The Company has not entered into any agreement for the extension of time or the assessment of any tax or tax delinquency,  nor has the Company received any outstanding or unresolved  notices from the Internal  Revenue  Service or any taxing body of any proposed  examination  or of any proposed  deficiency or assessment or of any tax returns or tax  liabilities  due and  payable.  The Company  has or will  within ten (10) days of the date  hereof,  deliver to
Purchaser  an  accurate,  correct and complete  copy of each return or  statement  filed by, on behalf of or including  the Company for federal  income tax  purposes or state and local  income or  franchise  tax purposes for the last three (3) tax years of the Company or for such period as the Company has been in  existence.  All material  elections  with respect to the taxes  affecting the Company as of the date hereof are set forth in Exhibit 4.1.10.  After the date hereof,  no written election  permitted under federal,  state or local
                                 --------------
income,  property,  franchise  or  other  tax  laws,  ordinances,  codes,  rules or  regulations  will be made by the  Company  without
Purchaser's  and Merger Sub's express  written  consent.  The provisions of this Section 4.1.10 shall not apply to any federal or state income tax returns  that may be due for a short  period as a result of the Merger but rather shall be subject to filing by the existing officers of the Company within the time period normally required for any such filings following the Effective Date.

3.1.11   Financial  Disclosure.  The Company has made  available to Purchaser  and Merger Sub, all  information  known to the Red River
Shareholders  or the Company with respect to (i) accounts,  borrowing  resolutions  and deposit boxes  maintained by the Company at any bank or other  financial  institution  and the account  numbers and the names and addresses of all of the persons  authorized to effect transactions  in such  accounts  and  pursuant to such  resolutions  and with access to such boxes;  and (ii) the names of all persons, firms,  associations,  corporations  or business  organizations  holding  general or special  powers of attorney from the Company and a summary of the terms thereof.

3.1.12   Condition  of Tangible  Assets.  To the best of the  knowledge  of the Company and the Red River  Shareholders,  all  material tangible  portions of the assets,  and  properties  owned by the Company or in which the Company has a leasehold  interest or a working interest,  royalty  interest,  farmout or farmin interest or any other leasehold or mineral  interest of any kind whatsoever in oil and gas or mineral properties,  including the well equipment,  pipe and other structures located thereon,  including all real properties or leasehold  interests in real property and  structures  thereon,  are in good operating  condition and repair,  subject only to ordinary wear and tear in light of their  respective  ages and the respective  uses for which they are currently  used, and that the use of such tangible  properties and assets conform and comply in all material  respects with all rules,  regulations  and standards  applicable to the Company or its assets or  property,  imposed by  applicable  federal,  state or local laws,  ordinances,  codes,  orders,  rules or regulations.

3.1.13   All Assets.  The properties  and assets of the Company as of the date hereof  include (i) all  properties and assets,  whether or not reflected on the balance sheet included in the Financial Statements,  including Licenses,  Permits, Leases, Contracts,  customer lists,  goodwill and any other tangible or intangible assets disclosed in the Exhibits attached to this Agreement,  and (ii) assets and properties  acquired by the Company  after the  Financial  Statement  Date and on or before the date hereof in the  ordinary  course of business  or as  disclosed  in the  Exhibits  attached  to this  Agreement,  other than such  properties  and assets as shall have been transferred or otherwise disposed of by the Company in the ordinary course of business.

3.1.14   Stock  Transfer  Records and Minute  Books.  The stock  transfer  records and  corporate  minutes books of the Company and its subsidiaries  will be furnished to the  Purchaser  and Merger Sub at least ten (10) days prior to the Closing Date and will be complete and correct in all respects.  The minutes books will accurately  reflect all meetings,  consents and other actions of the  shareholders and Board of Directors of the Company since its incorporation.

3.1.15   Defensible  Title.  Except for Permitted  Encumbrances (as defined  herein),  the Company has good and defensible title to all of its assets and  properties,  including fee interests in real property and title to all its other  properties  and assets owned as of the date hereof,  free and clear of all mortgages,  liens,  pledges,  charges,  claims (real or asserted) or encumbrances of any nature whatsoever.  Title to the oil and gas  interests  included in the  Company's  assets and  properties is not subject to being reduced by virtue of any reversionary or back-in  interests or reassignments  or payments  required of the Company;  the oil and gas interests are not subject to any joint venture agreements,  farmout agreements,  operating agreements,  oil and or gas sales or processing contracts, preferential  rights of purchase,  consents to  assignment,  drilling and or development  obligations  or other burden,  restriction or limitation with respect to the ownership interest of the Company therein,  the operation thereof,  or the disposition and processing of production  attributable  thereto  which are not  ordinary  and  customary  in the oil and gas  industry,  or which  contain any terms, provisions,  conditions or agreements  which are not ordinary and customary in the oil and gas industry or which decrease the Company's net revenue  interest or increase the  Company's  working  interest  from the working  interest and net revenue  interests set forth in
Exhibit 4.1.28.  The Company owns the Working  interest and net revenue  interest shown in Exhibit 4.1.28 in the oil and gas properties
--------------                                                                             --------------
in which it has an interest.  (b) Except as set forth in Exhibit  4.1.15 with respect to the oil, gas and other  mineral  leases,  unit
                                                         ---------------
agreements,  pooling agreements,  communization agreements,  and other documents creating oil, gas and mineral interest included in the oil and gas interests,  (a) the Company has fulfilled all requirements for filings,  certificates,  disclosures of parties in interest, and other similar  matters  contained in (or otherwise  applicable  thereto by law, rule or regulation)  the Leases or other  documents applicable to it and is fully  qualified to own and hold all such Leases or other  interests;  (b) there are no obligations  (excluding implied  covenants,  if any) to engage in continuous  development  operations in order to maintain any such Lease or other  interest in force and effect for the areas and depths covered  thereby;  (c) there are no provisions  applicable to such Leases or other  documents which  increase the royalty share of the lessor  thereunder,  except where such  increase  would not decrease the Company's net revenue interest  below  those  shown on Exhibit  4.1.28;  and (d)  subject to any  express or implied  covenants,  upon the  establishment  of
                                 ---------------
production in commercial  quantities,  the Leases and other  interests are to be in full force and effect over the economic life of the property  involved and do not have terms fixed by a certain  number of years.  With respect to tangible  personal  property held by the
Company under lease,  all such  agreements are valid,  binding and in full force and effect and the Company is not in default under any such Lease.  As used in this Agreement with respect to an oil and gas property,  the term "good and defensible  title" shall mean title to such oil and gas property which is free and clear of liens and encumbrances  (other than Permitted  Encumbrances) and which entitles the Company to a net revenue  interest in such oil and gas property that is no less than the net revenue  interest that is set forth in
Exhibit  4.1.28 and to a working  interest in such oil and gas property that is no greater than the working  interest shown in Exhibit
---------------                                                                                                                -------
4.1.28 without a corresponding increase in net revenue interest.
------

3.1.16   Permitted  Encumbrances.  The following liens, charges and other encumbrances of a similar nature are collectively referred to herein as the "Permitted Encumbrances" with respect to the properties and assets of the Company:

                                    (i) liens  for  current  state or local  property  taxes not yet due and  payable  or  subject  to penalties;  zoning ordinances,  building laws, restrictions and regulations imposed by governmental authorities, if any, none of which is materially violated by existing buildings and uses by the Company;

                                    (ii) any  assessment for local benefits  levied by any  governmental  authority and not now a lien upon all or any portion of such real property;  provided,  however,  neither the Red River  Shareholders  nor the Company know or have reason to know of any such assessment;

                                    (iii) liens of  carriers,  warehousemen,  mechanics,  laborers,  materialmen,  landlords,  vendors, workmen,  and operators  arising by operation of law in the ordinary  course of business or by a written  agreement  existing as of the date hereof and necessary or incident to the  exploration,  development,  operation,  and maintenance of oil and natural gas properties and related facilities and assets for sums not yet due or being contested in good faith by appropriate  proceedings,  which proceedings are  disclosed in Exhibit 4.1.16  attached hereto and which liens Purchaser has approved as Permitted Encumbrances;
                  ---------------

                                    (iv) any mortgage,  deeds of trust or other encumbrances on leasehold  properties which the Company is  leasing  from a third  party and which is from the owner of the  property.  and does not  adversely  affect the  Company's  working interest or net revenue interest in the oil and gas properties;

                                    (v) Liens  incurred in the ordinary  course of business in connection  with worker's  compensation, unemployment insurance, and other social security legislation (other than ERISA) to the extent such liens are for amounts not yet due;

                                    (vi) liens, easements,  rights-of-way,  restrictions,  servitude,  permits, conditions,  covenants, exceptions,  reservations,  and other similar encumbrances  incurred in the ordinary course of business or existing on property and not materially  impairing the value of the assets of the Company or  interfering  with the ordinary  conduct of the  Company's  business or rights to their assets,

                                    (vii)  all  rights  to  consent  by,  required  notices  to,  filings  with,  or other  actions  by governmental authorities to the extent customarily obtained subsequent to closing,

                                    (viii)  farmout,  carried working  interest,  joint  operating,  unitization,  royalty,  overriding royalty,  sales,  and similar  agreements  relating to the  exploration  or  development  of, or production  from,  oil and natural gas properties  entered into in the ordinary  course of business,  unless such  agreements  decrease the Company's net revenue  interest or increase the Company's working interest from the interests set forth in Exhibit 4.1.28 attached hereto,
                                                                        --------------

                                   (ix) any defects,  irregularities,  or deficiencies in title to easements,  rights-of-way,  or other surface use agreements that do not adversely affect the value of any asset of the Company,

                                   (x)  preferential  rights to  purchase  and  third-party  consents  that would not be  activated  or triggered by the Merger and the other  transactions  contemplated by this Agreement,  except that any such rights which affect the West
Hunton Lime Unit shall be Permitted  Encumbrances  if they are listed in Exhibit  4.1.16  attached  hereto and approved by Purchaser as
Permitted Encumbrances;

                                    (xi) liens approved in writing by or on behalf of Purchaser,

                                    (xii) any liens,  mortgages or security  interests  disclosed  in the  Financial  Statements  or on
Exhibit 4.1. 16,
----------------

                                    (xiii) such imprefections of title, liens,  easements or encumbrances,  if any, as are not material in  character,  amount or extent and do not,  severally  or in the  aggregate,  materially  detract  from the value or  materially  and adversely  interfere  with the present use of the  property  subject  thereto or affected  thereby or otherwise  materially  impair the business and operations of the Company (for purposes of this subsection  only,  "material"  shall mean the foregoing title defects with a cumulative value which in the aggregate exceeds $100,000).

3.1.17   Leases and Licenses.  Exhibit  4.1.17  attached  hereto sets forth,  as of the date hereof and which shall set forth as of the
                               ---------------
Closing Date, an accurate and complete list of all leases and purchases of real property or leases,  including  without  limitation oil and gas leases or mineral interests and agreement  relating thereto,  license  agreements and purchases of personal property  (covering property  with a purchase  price as of the date hereof  greater than  $25,000) to which the Company is a party  (whether as  purchaser, lessor, lessee, licenser or licensee)  (collectively,  the "Leases and Licenses").  The Company, as purchaser,  lessee or licensee, has entered into all such Leases and Licenses  which the Company  reasonably  believes may be necessary for the conduct of the business and operation  as now  conducted.  The Company has  furnished to Purchaser  accurate and complete  copies of all such Leases and  Licenses.
The Company has good and defensible  title to each of the leasehold and other  interests  created by the Leases and Licenses,  free and clear of all security  interests,  claims,  liens and encumbrances of any nature,  other than Permitted  Encumbrances.  Each such Lease and License is in full force and effect.  Each such Lease and  License  constitutes  the legal,  valid and  binding  obligation  of the
Company  and,  to the best of the  knowledge  of the  Company  and the Red River  Shareholders,  the other  party or  parties  thereto, enforceable  against the Company in  accordance  with its  respective  terms of each such lease or license  except as may be limited by bankruptcy,  insolvency,  reorganization,  readjustment  of debt,  moratorium,  general  principles  of equity or other laws of general application  related  to or  affecting  the  enforcement  of  creditor's  rights  generally.  Neither  the  Company  nor the Red  River
Shareholders  have  received  notice or have any reason to know,  of any claimed  material  default  under any such Leases and Licenses except as set forth in Exhibit 4.1.17.
                       --------------

3.1.18   Insurance.  Exhibit  4.1.18  attached  hereto sets forth,  as of the date  hereof,  an accurate  and  complete  list and brief
                     ---------------
description of the terms of all policies of insurance  carried by the Company and  designating  the Company as the insured  thereunder.
The  description of each policy  consists of a description of the subject  property,  the insurance  coverage,  the deductibles and the additional  insureds.  The Company has furnished to the  Purchaser  and Merger Sub an accurate and complete copy of all such  insurance policies.  Except as set forth in Exhibit  4.1.18,  to the best of the  knowledge of the Red River  Shareholders  and the  Company,  no
                                  ---------------
insurance  carrier has refused any  application  for insurance by the Company or any other person on behalf of the Company with respect to any of its properties or assets or any of its Leases and Licenses.

3.1.19   Intellectual  Property  Rights.  Exhibit 4.1.19 attached  hereto sets forth,  as of the date hereof,  an accurate and complete
                                          --------------
list of all letters patent, patent applications,  trademarks,  service marks, trade names, brands, logos,  copyrights and licenses both domestic  and foreign,  and rights with respect to the  foregoing,  whether or not  registered  or  registrable  with any  governmental authority,  now owned or used by the Company.  Neither the Red River  Shareholders nor the Company have received  notice,  or otherwise have any reason to know, of any claimed or  threatened  infringement  of the rights of others with respect to any patents,  trademarks, service  marks,  trade names,  brands,  logos,  copyrights  and licenses  used or owned by the Company,  the loss of which would have a material adverse effect upon the business, operations, assets or financial condition of the Company.

3.1.20   No Litigation.  Except as set forth in Exhibit  4.1.20  attached  hereto,  there are no existing or pending or, to the best of
                                                ---------------
the  knowledge of the Company and the Red River  Shareholders,  threatened  suits,  actions,  claims,  or  litigation,  administrative, arbitration or other proceedings or governmental  investigations or inquiries to which the Company or the Red River  Shareholders are a party or to which any of the properties or assets thereof is subject.

3.1.21   No  Violation  of Laws or  Regulations.  To the best  knowledge  of the  Company and Red River  Shareholders,  the Company has
materially complied with, and is not in any material respect in default under or in violation of, any laws,  ordinances,  requirements, regulations  or orders  applicable to its  businesses  and  properties,  nor is the Company in violation of or in default of any order, writ, injunction,  judgment or decree of any court, arbitrator, or federal, state or local department official, commission,  authority, board,  bureau,  agency or other  instrumentality  issued or pending against the Company which might adversely  affect the Company's or the Red River  Shareholders'  ability to execute,  deliver and perform their  obligations  under this  Agreement or to  consummate  the transactions  contemplated  hereby or which challenges or seeks to prevent,  enjoin,  alter or materially delay any such  transactions.
Neither the Red River  Shareholders nor the Company have received notice,  or otherwise have any reason to know, of any claimed default or violation with respect to any of the foregoing.  There have been no illegal payments,  kickbacks,  bribes or political contributions made by the Company to any person,  entity or  governmental or regulatory body in the United States or any foreign country or political subdivision.

3.1.22   Approvals.  All  consents  necessary  or required to be obtained  by the  Company  for the  consummation  of the  transactions contemplated  hereby are set forth in Exhibit 4.1.22 attached  hereto.  The Company will have obtained,  on or before the Closing Date,
                                      --------------
all such consents,  approvals and  authorizations  of all  designations,  declarations and notices required to be obtained or given, as the case may be,  pursuant to the Certificate of  Incorporation  or the Bylaws of the Company or under or in accordance with any Lease,
License, Permit, Contract,  agreement,  indenture or other instrument to which the Company is a party or by which the Company or any of its properties or assets are bound in connection with the execution,  delivery and  performance of this Agreement and the  consummation of each  transaction  referred to in this Agreement.  Subject to obtaining the approvals set forth in Exhibit 4.1.22,  attached hereto,
                                                                                                      --------------
neither the execution,  delivery or performance of this Agreement nor the conclusion of any transaction  contemplated by this Agreement will result in any  violation  of, be in conflict  with or  constitute  a default  under any term or provision  of the  Certificate  of
Incorporation or the Bylaws of the Company or any such Lease,  License,  Permit,  Contract,  indenture or other agreement or instrument or the rules and regulations of any regulatory body.

3.1.23   Labor  Agreements.  There are (i) no  collective  bargaining  agreements  between  the  Company  and any labor  union or other representative of employees, including local agreements.  amendments,  supplements, letters and memoranda of understanding of all kinds and (ii) no employment or consulting contracts which are not terminable at will without penalty to which the Company is a party.

3.1.24   Contracts.  Exhibit  4.1.24  attached  hereto sets  forth,  as of the date hereof and as of the  Closing  Date,  accurate  and
                     ---------------
complete lists of the following:

(i)      except for the Leases and Licenses,  all agreements,  contracts,  arrangements,  commitments,  understandings  or obligations, oral or written,  of the Company  which are to be performed  in whole or in part on or after the date hereof and which  require or may require  the payment by the  Company in an amount,  or under  which the  Company is  required  or may be required to provide  goods or services of a value, greater than twenty-five thousand dollars ($25,000) during any period of twelve (12) consecutive months;

(ii)     any  agreement to which the Company is a party or by which its  properties or assets are bound that limits the freedom of such corporation to compete in any line of business or with any person; and

(iii)    all other agreements, contracts,  arrangements,  commitments,  understandings or obligations, oral or written (other than oral contracts  of  employment),  between  the  Company on the one part and one or more or all of the Red River  Shareholders  or any other officer or director of the Company on the other part, or in which any of such persons or entities has any financial  interest,  direct or indirect (including without limitation any agreements affecting the Company's properties or assets and agreements to make loans).

         The Red River  Shareholders  have  furnished to the extent  requested by Purchaser or Merger Sub or have made  available  for inspection  by Purchaser  and Merger Sub a copy of each  agreement,  contract,  arrangement,  commitment  or  obligation  set forth on
Exhibit 4.1.24, attached hereto. Collectively the contracts,  agreements,  arrangements,  commitments or obligations set forth in this
--------------
Section and listed in Exhibit 4.1.24,  attached hereto,  are referred to throughout this Agreement as the  "Contracts."  Except as set
                      --------------
forth in  Exhibit  4.1.24,  each  such  Contract  is in full  force  and  effect  and to the best of the  Company's  and the Red River
          ------------------
Shareholders'  knowledge the Company has performed in all material  respects all of the obligations under each Contract required to be performed  by it as of the date hereof and as of the Closing  Date and no such  Contract  is in default,  nor has any event  occurred, which with the passage of time or giving of notice or both, will result in the occurrence of a default under any such Contract.

3.1.25   Employees.  The Company is not a party to any agreement,  contract,  arrangement,  plan, commitment or understanding which has resulted or would result,  upon the consummation of the transactions  contemplated under this Agreement or otherwise,  separately or in the aggregate,  in the payment of any "excess  parachute  payment" within the meaning of Codess.280G nor is the Company obligated to pay any  severance  arrangements  with any  current or former  employees  of the  Company or any of its  subsidiaries.  Attached  hereto as
Exhibit 4.1.25 is a true and complete list of all employees of the Company  compensated  by the Company.  There are no employees of the
--------------
Company who have  employment  contracts or employee  benefit rights which cannot be terminated upon  reasonable  notice,  except to the extent employment benefit rights must be continued as required by state and federal law.

3.1.26   Environmental  Matters.  To the best  knowledge of the Company and the Red River  Shareholders,  the Company has duly complied with,  and the  operation  of its  business,  equipment  and other  assets in the  facilities  owned or leased by the  Company  and its subsidiaries,  if any, are in compliance  with the  provisions of all applicable  federal,  state and local  environmental,  health and safety  laws,  statutes,  ordinances,  rules and  regulations  of any  governmental  or quasi  governmental  authority  relating to (i)
omissions,  (ii) discharges,  release or seepage to surface water or ground water, (iii) solid or liquid waste disposal,  (iv) the use, storage,  generation,  handling,  transport,  discharge,  release or disposal of toxic or hazardous  substances or waste, or (vi) other environmental,  health or safety matters,  including,  without limitation,  the Comprehensive  Environmental  Response Compensation and
Liability Act of 1980, as amended by the Superfund  Amendments and Authorization  Act of 1986; the Occupational  Safety and Health Act,
as amended;  the Resource  Conservation and Recovery Act of 1976; the Federal Water Pollution Control Act of 1970, as amended; the Safe
Drinking Water Act of 1974; the Toxic Substances  Control Act of 1976; the Emergency  Planning and Community Right to Know Act of 1986,
as amended;  and the Clean Air Act, as amended;  the Federal Water Pollution Control Act, as amended; the Oil Pollution Act of 1990, as amended;  the Rivers and Harbors Act of 1899;  the Hazardous  and Solid Waste  Amendments  Act of 1984,  as amended;  and the Hazardous
Materials  Transportation  Act, as amended  (collectively  "Environmental  and Health Laws").  To the best knowledge of the Company and the Red River  Shareholders,  there are no investigations,  administrative  proceedings,  judicial actions,  orders,  claims or notices which are pending,  anticipated or threatened  against the Company,  relating to violations of the  Environmental  and Health Laws. The
Company has not  received a notice of, and does not know or have any reason to suspect,  any facts which might  constitute  a violation of any  Environmental or Health Laws which relate to the use,  ownership or occupancy of any property or facilities used by the Company in  connection  with the  operation  of its  business or any activity of the  Company's  business  which would result in a violation or threatened violation of any Environmental or Health Laws.

3.1.27   Stock  Representations.  Subject to the rights of the Red River  Shareholders  under Section 9.15, the Red River  Shareholders
(i) intend to acquire the shares of the Beta Common Stock  pursuant to Section 2.1 hereof solely for the purpose of investment  and not for the resale and distribution  thereof,  and has no present  intention to offer,  sell, assign or otherwise dispose of the same; (ii)
are either  accredited  investors within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended  ("Securities Act") or sophisticated  investors within the meaning of the judicial and regulatory  rulings and  interpretations of Section 4(2) of the Securities Act and Rule  506(b)(2)(ii)  of Regulation D as promulgated  under the Securities  Act; (iii) will be required in  connection  with any reoffer or resale of the Beta Common  Stock to (a) comply with Rule 144 and, in the case of those Red
River  Shareholders who are Affiliates of the Company,  with Rule 145(d),  as shall be applicable,  (b) comply with any other exemption from  registration  under the  Securities  Act,  or (c) offer and sell their  shares of Beta  Common  Stock  pursuant  to an  effective registration statement under the Securities Act; (iv) agree that they will not offer, sell.,  transfer,  assign or otherwise dispose of
("disposition")  any such shares of Beta Common  Stock  unless any such  disposition  shall comply with either Rule 145 or Rule 144, as the case may be, of the Securities Act or be registered or be exempt from  registration  under the Securities Act and shall comply with
Rule 144, all applicable  federal and state  securities laws, and (v) agree and acknowledge  that the stock  certificates  representing the shares of Beta Common  Stock  which will be  acquired by the Red River  Shareholders  under this  Agreement  will  contain a legend restricting the  transferability  of the shares of Beta Common Stock as provided herein and that stop order instructions may be imposed by the Purchaser's transfer agent restricting the transferability of such shares.

3.1.28   Licenses, Facilities.

(i)      All licenses and  authorizations  material to the  operation of the Company's  oil and gas wells and other  facilities  owned, operated or leased by the Company,  such oil and gas wells and other facilities  being identified at Exhibit 4.1.28,  attached hereto,
                                                                                                     --------------
and/or to the conduct of the Company's  business are listed at Exhibit 4.1.28  attached  hereto.  The Company is operating the oil and
                                                               --------------
gas wells and other facilities  identified in full compliance with the authorizations  identified;  neither the Red River Shareholders nor the Company have any knowledge of any matters which might result in the supervision or revocation of such  authorizations,  or the issuance of any citation or  forfeiture to the Company.  To the best of the  knowledge of the Company and the Red River  Shareholders, there are no  unsatisfied  citations  or notices of  apparent  liability  issued or  investigations  ongoing,  by any federal or state government agency,  commission or other authority with respect to the oil and as wells and other facilities owned,  operated or leased by the Company or their operation.

(ii)     The Company owns all of the equipment  necessary or useful in the  operation of the oil and gas wells and other  facilities in accordance  with their licenses and with the Company  obligations  under any agreements  now in effect (the  "Equipment").  All of the
Equipment is in good repair and operable  condition,  ordinary wear and tear  excepted,  and have been, and will be, prior to Closing, operated in accordance  with the  authorizations  for the oil and gas wells and other  facilities and the rules and regulations of the federal  and  state  regulatory  agency,  commission  or other  authority  having  jurisdiction  over such oil and gas wells and other facilities.

(iii)    Purchaser,  Merger Sub, the Red River  Shareholders  and the Company will cooperate in seeking  authorizations  or consents to the  transfer  of  control  to the  Surviving  Corporation,  and each  party  will  bear its  expenses  incurred  in  requesting  such authorizations  or consents required to be obtained under the provisions of this Agreement by such party.  Purchaser,  Merger Sub, the
Red River  Shareholders  and the Company shall cooperate fully in responding  promptly to any inquiries or objections  related to such requests for authorizations or consents.

3.1.29   Accounts  Receivable.  All of the  accounts  receivable  of the Company as disclosed in the  Financial  Statements  constitute valid  receivables  deemed  collectible,  have been incurred in the ordinary course of business  consistent with past practices and, to the Company's and the Red River  Shareholders'  knowledge are collectible in the ordinary course of the Company's  business,  except to the extent of the reserve  for bad debts or doubtful  accounts as set forth in the  Financial  Statements  attached  hereto as Exhibit
                                                                                                                               -------
4.1.7, and are not subject to any setoffs or  counterclaims.  To the knowledge of the Company and the Red River  Shareholders,  no part of such accounts  receivable is contingent upon the  performance by the Company of any  obligation,  and no agreements for deduction or discounts have been made with respect to any part of such receivables.

3.1.30   Payables.  The list of itemized  accounts  payable of the  Company as shown on Exhibit  4.1.30 as of the  Financial  Statement
                                                                                        ---------------
Date attached  hereto  represent a complete list of all of the Company's  accounts  payable to its creditors as of such date,  are true and  correct  and are not  currently  in default as of the date hereof and as of the  Closing  Date.  The  Company  shall not incur any additional  accounts  payable  between the date  hereof and the  Closing  Date other than in the  ordinary  course of business  without
Purchaser's express written consent.

3.1.31   Permits.  To the best  knowledge  of the  Company  and the Red River  Shareholders,  the Company  has  obtained  all  permits, licenses and any other approvals or authorizations  (collectively  "Permits") in connection with the ownership,  operation,  or leasing of the oil and gas wells and  facilities  in which the Company has an interest and the drilling and  completion,  or proposed  drilling and completion,  of oil and gas wells and the extraction,  removal,  transportation and gathering of oil and gas under any existing oil and gas leases or other Leases,  Licenses or Contracts  relating to the operation of its oil and gas properties or leasehold  interests which are  presently  being  operated or which are  currently  in effect.  All such Permits are  presently  valid and in full force and effect and no  revocation,  cancellation,  or withdrawal  thereof has been effective or to the best of the knowledge of the Company and the Red River  Shareholders,  threatened.  Except as disclosed  herein,  the execution,  delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the termination of, or change in, any such Permits.

3.1.32

                           Employee Benefit Matters.

(i)      Employee  Salaries and Benefits.  Exhibit 4.1.32  consists of a true and complete list of all of the salaries of all employees
                                           --------------
of the Company and a true and complete list of the plans,  programs and arrangements  providing profit sharing,  retirement,  pension, savings,  thrift, deferred compensation,  stock options, stock purchases,  group insurance,  accident,  sickness,  medical, dental and disability benefits, and all vacation pay, severance pay, incentive  compensation,  consulting agreements,  bonuses and other employee benefits or fringe  benefits  maintained  currently or at any time in the past three (3) years by the Company or with respect to which contributions  are made or have been made at any time in the past six (6)  years by the  Company  (including  health  insurance,  life insurance and other benefit plans  maintained for retirees)  whether or not such plans,  programs and arrangements  consist  "employee benefit  plans"  within the meaning of Section 3(3) of the Employees  Retirement  Income  Security Act of 1974, as amended  ("ERISA"), whether or not such plans, programs and arrangements are in the nature of formal or informal  understandings,  and whether or not such plans,  programs and arrangements are pursuant to any collective  bargaining  arrangements.  Such plans, programs and arrangements are collectively referred to herein as "Benefit Plans".

(ii)     Compliance  with ERISA.  To the best  knowledge  of the  Company  and the Red River  Shareholders,  each  Benefit  Plan of the
Company which is covered by ERISA complies in all material  respects and has been  administered in all material respects in accordance with the applicable  provisions of ERISA and the Code, including,  without limitations,  the satisfaction of all applicable recording, disclosure,  fiduciary and tax qualification  requirements  under ERISA and the Code. The Company has filed or caused to be filed with the Internal  Revenue  Service annual reports on form 5500 or 5500C or 5500R,  as applicable,  for each Benefit Plan for all years and periods for which such reports were  required.  To the best  knowledge of the Company and the Red River  Shareholders,  all statements and disclosures made on the documents or forms filed or distributed pursuant to the applicable  reporting and disclosure  requirements under ERISA and the Code have been true and complete in all material  respects and have been filed or distributed  timely.  No Benefit
Plan has incurred any excise tax liability.

(iii)    Funding.  The Company has made all  payments  and  contributions  to all  Benefit  Plans on a timely  basis as required by the terms of each such Plan,  ERISA and the Code.  All such  payments  and  contributions  have been  deducted  fully by the  Company  for federal income tax purposes.  Such  deductions have not been  challenged or disallowed by any  governmental  authority and the Company has no reason to believe that such  deductions  are not properly  allowable.  The Company has funded or will fund each Benefit Plan in accordance  with the terms of each Benefit Plan and,  with respect to the current plan year for benefits  accrued  through the Closing
Date,  including the payment of applicable  premiums on any insurance  contract  funding a Benefit Plan for coverage  provided through the date hereof.

(iv)     Prohibited  Transactions.  To the best knowledge of the Company and the Red River  Shareholders,  no "prohibited  transaction"
as defined inss.406 of ERISA orss.4975 of the Code,  has  occurred  with  respect to any  Benefit  Plan other than any such  transaction which is exempt  underss.408 of ERISA orss.4975(d) of the Code.  No fiduciary  violations,  as defined inss.404 of ERISA,  have  occurred with  respect to which the Company  could have any present or future  liability  or  obligations.  Each Benefit Plan is, and has been, operated and administered in accordance with the appropriate written plan documents.

(v)      Determination  Letters.  The Internal  Revenue  Service has issued to the Company  letters  determining  that any Benefit Plan operated by the Company is qualified  underss.401(a) and related  sections of the Code to the extent  applicable  and the related trust of such  Benefit  Plans  operated  as  qualified  plans are exempt  from  federal  income tax underss.501(a) of the Code.  To the best knowledge  of the Company and the Red River  Shareholders,  there have been no  occurrences  since the date of any such  determination letter which have adversely affected or which could adversely affect such qualification.

(vi)     Medical  Plans.  Each  Benefit  Plan that  provides  medical and related  benefits has been  operated in  compliance  with all requirements ofss.ss.601 through 608 of ERISA and either (i)ss.ss.162(i)(2) and (k) of the Code and the regulations  promulgated  thereunder
(prior to 1989) or (ii)ss.4980(B) of the Code and the regulations  promulgated  thereunder (after 1988) relating to the continuation of coverage under certain  circumstances  in which coverage could  otherwise  cease.  Exhibit 4.1.  32(vi)  attached hereto is a true and
                                                                                   --------------------
complete list of all former employees of the Company and their respective  beneficiaries  who, as of the date hereof, are receiving or who are eligible to elect to receive benefits pursuant to such plans and the provisions of ERISA and the Code.

(vii)    Post Retirement  Benefits.  No Plan,  program or arrangement  maintained by the Company provides for  post-retirement  medical benefits,  post-retirement  death  benefits  or other  post-retirement  welfare  benefits,  except to the  extent of the  continuation coverage rules as provided under the provisions ofss.4980B of the Code andss.ss.601 through 608 of ERISA.

(viii)   Communications.  All  communications  with respect to each Benefit Plan by any person having the  requisite  authority to make such  communications  reflect and always have reflected  accurately the plan documents and operations of each such Benefit Plan. There have been no written statements or communications,  and to the best knowledge of the Company and the Red River  Shareholders,  no oral statements or  communications  made to any employee or former  employee of the Company in any form by any person  (including,  without limitation,  any officer,  director or any other  employee of the Company  having the  requisite  power to do so) which provide for or could be construed as a contract or promise by the Company to provide for any pension,  welfare or other  insurance  type  benefits to any such employee or former  employee,  whether  before or after  retirement,  other than  benefits  under the Benefit Plans listed in
Exhibit 4.1.32 attached hereto.
--------------

(ix)     Severance.  The  Company  has no  severance  arrangements  with any  current or former  employee  of the  Company  and neither
Purchaser  nor Merger Sub shall have any  liability  for  severance  payments to  employees  of the Company  who  voluntarily  incur a separation from service prior to and including the Closing Date or as a result of the  consummation of the  transactions  contemplated by this Agreement.

3.1.33   Directors and  Officers.  Exhibit  4.1.33  attached  hereto is a correct and complete  list as of the date hereof  showing the
                                   -----------------
names of each of the Officers and Directors of the Company, each of whom has been duly elected or appointed.

3.1.34   No Subsidiary.  Except as set forth in Exhibit 4.1.34,  the Company does not have any  subsidiaries and does not own shares of
                                                --------------
common  stock or capital  stock in any other  corporation  or a  participating  interest or other  interest  in any  limited  liability company, partnership, joint venture, strategic alliance or any other entity, association or business arrangement.

3.1.35   Sale of  Production.  Except  as set  forth in  Exhibit  4.1.35,  no  hydrocarbons  produced  from the  Company's  oil and gas
                                                         ---------------
properties are subject to a sales contract (other than a contract or division order  terminable upon no more than 30 days notice),  and no person  has any call  upon,  option to  purchase  or similar  rights  with  respect to  production  from the  Company's  oil and gas properties.  The Company is receiving  proceeds from the sale of production  from the properties in a timely  manner,  and the proceeds payable to Company are not being held in suspense by any production purchaser or operator and are not subject to refund.

3.1.36   Prepayments and  Imbalances.  The Company is not obligated by virtue of a production  payment,  prepayment  arrangement  under any contract  containing a "take or pay",  advance  payment or similar  provision,  gas  balancing  agreement or other  arrangement  to deliver hydrocarbons at some time after the Effective Time, without then or thereafter receiving full payment therefor.

3.1.37   Demands for Release.  The Company has not received any  currently  pending  demands for release  regarding  any portion of any oil and gas leases or demands for reconveyance of any interest in any of the oil and gas properties.

3.1.38   Operating  Agreements.  With  respect  to any  and  all  operating  agreements  affecting  any of the  Company's  oil  and gas properties:  (1) there are no outstanding  calls or payments in excess of $25,000 under  authorities for expenditures for payment which are due from Company and have not been paid;  (2) there are no  operations  with respect to which  either  Company is a  non-consenting party or is subject to a prior  non-consent  election  the effect of which is not  reflected  in the working  interest  and net revenue interest of the Company reflected in Exhibit 4.1.28.

3.1.39   Plugging  Operations.  There are no pending  governmental  or other  requests  or demands to plug,  replug or abandon any well which have not been satisfied.

3.1.40   Surface  Rights.  The Company has obtained the surface  leases and  rights-of-way  necessary to conduct its  operations on the
Company's oil and gas properties in the manner in which they have been conducted prior to the Effective Time.

3.1.41   Suspense  Accounts.  Suspense  accounts for  production  proceeds  payable to third parties that are maintained by Company are adequate for the purposes for which they were created,  and will contain  sufficient monies at the Closing Date to satisfy  obligations to such third parties for the payment of their proceeds of production as of the Closing Date.

3.1.42   ""Full Disclosure".  None of the written  information  provided by the Company and the Red River Shareholders to Purchaser and
Merger Sub in connection with the negotiation of this Agreement  contains any  intentionally  misleading  statement of a material fact.
No  representation  or warranty of the Red River  Shareholders set forth in this Agreement  contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

3.2      Representations  and Warranties of Purchaser and Merger Sub.  Purchaser and Merger Sub,  jointly and  severally,  represent to the Company and the Red River Shareholders as follows:

3.2.1    Good Standing.  Purchaser and Merger Sub are both  corporations  duly organized,  validly  existing and in good standing under the laws of Nevada and Oklahoma,  respectively,  with full corporate power and authority to own, operate and lease their properties and to carry on their  respective  businesses as now being  conducted.  Purchaser  and Merger Sub are both  qualified to do business and in good  standing in all  jurisdictions  where their  properties,  assets and  operations  so require.  Purchaser  and Merger Sub have all requisite  power and authority to enter into this  Agreement and perform their  obligations  under this  Agreement.  A true and correct copy of Merger  Sub's  Articles of  Incorporation  and all  amendments  thereto and  restatements  thereof,  certified  by the Oklahoma
Secretary  of State and Merger  Sub's Bylaws and all  amendments  thereof and  restatements  thereto,  certified as true,  complete and accurate by the Secretary of Merger Sub are set forth in Exhibit 4.2.1 attached hereto.
                                                         -------------

3.2.2    Binding  Agreement.  This Agreement has been executed and delivered by each of Purchaser and Merger Sub, and  constitutes  the valid and binding  obligation of Purchaser and Merger Sub enforceable in accordance with its terms,  except as such  enforcement may be limited by  applicable  bankruptcy,  insolvency,  moratorium,  general  principles  of equity or similar laws  affecting  the rights of creditors  generally.  This  Agreement  and the  performance  of this  Agreement  by Purchaser  and Merger Sub will not conflict  with, breach,  violate or be in  contravention  of or result in a default  under  Purchaser's  or Merger  Sub's  Articles or  Certificate  of
Incorporation,  By-laws or any other organizational or governing  instrument of Purchaser or Merger Sub, or of any agreement,  mortgage or other  instrument to which either  Purchaser or Merger Sub is a party or by which any of its assets or property is bound or affected or, to the best of Purchaser's knowledge, any law, rule, license,  regulation,  judgment, decree or order of any court, agency or other authority  which has  jurisdiction  over the  business,  properties,  assets and  activities  of Purchaser or Merger Sub. All corporate action  necessary for the approval  and/or  ratification  of this  Agreement has been taken,  or in the case of the  submission of this
Agreement for approval by Purchaser's  shareholders  in accordance  with  Purchaser's  Bylaws will have been taken on or before Closing
Date.

3.2.3    Litigation.  There are no pending or to the best of  Purchaser's  and  Merger  Sub's  knowledge,  threatened  suits,  actions, inquiries,  claims,  arbitrations,  administrative  or legal or other  proceedings or  governmental  investigations  or to which either
Purchaser or Merger Sub is a party or to which any of its properties or assets thereof is subject.

3.2.4    No Violation of Laws or Regulations.  To the best knowledge of the Purchaser,  Purchaser has materially  complied with, and is not in any material respect in default under or in violation of, any laws, ordinances.  requirements,  regulations or orders applicable to its businesses and properties,  nor is Purchaser in violation of or in default of any order,  writ,  injunction,  judgment or decree of any court,  arbitrator,  or federal,  state or local department official,  commission,  authority,  board,  bureau,  agency or other instrumentality  issued or pending against the Purchaser which might adversely affect the Purchaser's  ability to execute,  deliver and perform its obligations  under this Agreement or to consummate the  transactions  contemplated  hereby or which  challenges or seeks to prevent,  enjoin,  alter or materially delay any such  transactions.  Purchaser has not received notice, or otherwise has any reason to know,  of any claimed  default or  violation  with respect to any of the  foregoing.  There have been no illegal  payments,  kickbacks, bribes or political  contributions made by the Purchaser to any person,  entity or governmental or regulatory body in the United States or any foreign country or political subdivision.

3.2.5    Current  Filings  With SEC.  Purchaser  has filed all Annual  Reports on Form 10-K,  Quarterly  Reports on Form 10-Q and other applications and reports  required to be filed by Purchaser with the Commission  under the Securities  Exchange Act of 1934, as amended
("Exchange  Act").  The  Company  and the Red River  Shareholders  have  access  under  the EDGAR  system  and have  reviewed  (i) each registration  statement,  report on Form 8-K, proxy statement or information statement prepared by it since December 1, 1998, and (ii)
Purchaser's  Quarterly  Reports on Form 10-Q for the quarterly  periods  ended June 30, and  September 30, each in the form  (including exhibits)  filed with the Commission  (collectively,  the "Purchaser SEC Reports").  As of their  respective  dates,  the Purchaser SEC
Reports did not contain any untrue  statement  of a material  fact or omit to state a material  fact  required to be stated  therein or necessary to make the statements  made therein,  in light of the  circumstances  in which they were made, not  misleading.  Each of the consolidated  balance sheets  included in the Purchaser SEC Reports  (including the related notes and  schedules)  fairly  presents the consolidated  financial  position of Purchaser and its Subsidiaries as of its date and each of the  consolidated  statements of income, of  stockholders'  equity and of cash flows  included in or  incorporated  by reference  into the Purchaser SEC Reports  (including any related notes and schedules)  fairly  presents the results of  operations,  stockholders'  equity and cash flows,  of Purchaser and its
Subsidiaries for the periods set forth therein  (subject,  in the case of unaudited  statements,  to normal year-end audit  adjustments which will not be material to Purchaser and its  subsidiaries  taken as a whole in amount or effect),  in each case in accordance  with generally  accepted  accounting  principles  consistently  applied during the periods involved,  except as may be noted therein.  Other than the  Purchaser  SEC  Reports,  Purchaser  has not filed any other  definitive  reports or  statements  with the  Commission  since
January 1, 1999.

3.2.6    Purchaser's  Stock.  The only  authorized  capital  stock of Purchaser is fifty million  (50,000,000)  shares of its $.001 par value  voting  common  stock,  which is the Beta  Common  Stock.  The  number of shares  of Beta  Common  Stock  which are  issued  and outstanding  as of the date hereof is as set forth in Exhibit 4.2.6 attached  hereto.  All  outstanding  shares of capital stock of the
                                                      -------------
Purchaser have been duly  authorized  and validly issued and are fully paid and  nonassessable.  Except as  specifically  stated in the
SEC Reports and Exhibit 4.2.6 attached hereto,  as of the date of this Agreement,  there are outstanding (a) no shares of capital stock
                ------- -----
or other voting  securities of Purchaser,  (b) no securities of Purchaser  convertible into or exchangeable for shares of capital stock or voting  securities  of  Purchaser,  and (c) no options,  warrants or other rights to acquire from  Purchaser,  and no  preemptive or similar  rights,  subscription  or other rights,  convertible  securities,  agreements,  arrangements  or commitments of any character, relating to the capital stock of Purchaser,  obligating  Purchaser to issue,  transfer or sell, any capital stock, voting securities or securities  convertible  into or  exchangeable  for capital stock or voting  securities of Purchaser or obligating  Purchaser to grant, extend  or enter  into any such  option,  warrant,  subscription  or other  right,  convertible  security,  agreement,  arrangement  or commitment  (the items in clauses  4.2.6(a),  4.2.6(b) and 4.2.6(c) being  referred to  collectively  as the  "Purchaser  Securities").
                                                                                                               ---------------------
There are no outstanding  obligations of Purchaser to repurchase,  redeem or otherwise acquire any Purchaser Securities.  Upon issuance of the 2,250,000  shares of Beta Common Stock to the Red River  Shareholders,  such shares of Beta Common Stock will be validly issued, fully paid and nonassessable.  The Beta Common Stock is currently listed on the Nasdaq Small Cap Market.

3.2.7    Year 2000 Compliance.The Purchaser will not suffer a material adverse effect attributable to a lack of Year 2000 Compliance in any system, process or equipment owned or utilized by the Purchaser, or any other aspect of its business and operations, or any system, process or equipment of any of its material customers, suppliers or vendors.

3.2.8    Vote Required.The affirmative vote of the holders of a majority of the outstanding shares of Beta Common Stock is the only vote of the holders of any class or series of Purchaser Securities or other voting securities necessary to approve this Agreement, the Merger and the transactions contemplated hereby.

4.       Activities Prior to the Closing Date
         ------------------------------------

4.1      Operation of Company's  Business.  The Red River  Shareholders and the Company (for purposes of this Section 5, all references to the  "Company"  shall include each of the  Company's  subsidiaries,  if any) hereby agree that from and after the date hereof to the
Closing Date,  except as otherwise  contemplated  by this  Agreement,  the Company  shall  conduct its business  solely in the ordinary course consistent with past practices, and the Company shall, and the Red River Shareholders shall cause the Company to:

4.1.1    Organizational  Documents.  Not amend its  Certificate of  Incorporation  or Charter or Bylaws,  except as may be necessary to carry out this Agreement or as required by law;

4.1.2    Corporate Name.  Not change its corporate name or permit the use thereof by any other corporation, person or entity;

4.1.3    Compensation.  Not pay or agree to pay any employee,  officer,  or director,  without the consent of Purchaser and Merger Sub, compensation which is in excess of the current compensation level of each employee,  officer or director,  except for standard periodic increases to non-management employees consistent with past practices in terms of timing and amount;

4.1.4    Management.  Not make any changes in management without the prior written consent of Purchaser and Merger Sub;

4.1.5    Reorganizations  or Other Related  Transactions.  Not merge or consolidate with any other  corporation,  or acquire,  agree to acquire or be acquired by any corporation,  association,  partnership,  joint venture or other entity without the prior written consent of Purchaser and Merger Sub;

4.1.6    Disposition  or  Abandonment  of Assets.  Not sell,  transfer or otherwise  dispose of any of its  properties or assets or its interests  in oil and gas  properties  or other  mineral  properties  nor  abandon  any of its oil and gas  wells,  Equipment  or other facilities without the prior written consent of Purchaser and Merger Sub, except in the ordinary course of business;

4.1.7    Indebtedness.  Not  create,  incur,  assume or  guarantee  any  indebtedness  for money  borrowed  except  for trade and other indebtedness  incurred in the  ordinary  course of  business,  unless the Company  first  advises  Purchaser  and  receives its consent thereto.

4.1.8    Encumbrances.  Not  create  or  suffer  to exist  any  Encumbrance  on any of its  properties  or  assets,  including  without limitation its interests in oil and gas properties or other mineral  properties,  equipment or other  facilities,  except for Permitted
Encumbrances and those in existence on the date hereof;

4.1.9    Increase of  Indebtedness.  Not increase the amount of any  indebtedness  outstanding  under any loan  agreement,  mortgage or borrowing  arrangement  in existence on the date hereof,  unless the Company first advises  Purchaser and Merger Sub and receives their consent  thereto except for additional  borrowings  required to fund the working capital needs of the Company in the ordinary course of business  under any line of credit loan  identified in the Company's  Financial  Statements to the extent  permitted  thereunder by the documentation  relating  thereto in effect as of the date  hereof  and then only to the  extent  that the  Company  has first  notified
Purchaser of any such  borrowings  under the line of credit  subsequent  to the date hereof and both  Purchaser  and Merger Sub approve such borrowings;

4.1.10   Payables.  Pay when due, in accordance with past practices, all of its accounts payables and trade obligations;

4.1.11   Maintenance of Assets.  Maintain its facilities,  assets and properties,  including  without  limitation the Equipment in good operating repair,  order and condition,  reasonable wear and tear excepted,  and notify Purchaser and Merger Sub promptly upon any loss of, damage to or destruction of any of its facilities, properties or assets;

4.1.12   Insurance.  Not allow to lapse and  maintain in full force and effect all  insurance  coverage of the types and in the amounts set forth in the Exhibits  attached  hereto and apply the proceeds  received under any insurance  policy or as a result of any loss of, damage to, or  destruction of any of its  facilities,  properties or assets,  including the Equipment,  to the repair or replacement of such facilities, properties or assets, including the Equipment;

4.1.13   Contracts  and Permits.  Maintain in full force and effect all Leases,  Licenses,  Contracts and Permits for or related to the operation of its business in all respects and in all places as its business is now conducted;

4.1.14   Goodwill.  Use its best efforts to preserve its business  organization  in tact, to keep available the services of its present employees and to preserve the goodwill of its customers and others having business relations with it;

4.1.15   Issuance of  Securities.  Not issue any additional  capital  stock,  options,  warrants,  or other rights to purchase  capital stock or securities  convertible into or exchangeable for capital stock of the Company;  not declare,  set aside or pay any dividend or make any other distributions in respect of any of the Company's shares of capital stock;

4.1.16   Repurchase of Securities  and Repayment of  Indebtedness.  Except as approved by Purchaser  after first being  notified of any such event,  not make any direct or indirect  redemption,  purchase or other  acquisition  of shares of the Company's  capital stock or make any direct or indirect  repurchase,  repayment or  retirement of any  principal  of, or interest on, any  indebtedness  other than regularly  scheduled  payments  of  principal  and  interest  as  provided  in the  promissory  note  evidencing  any of the  Company's indebtedness;

4.1.17   Litigation.  Promptly  advise  Purchaser  and  Merger  Sub in  writing  of the  commencement  of,  and of any known  threat to commence, any suit, claim, action, arbitration,  legal or administrative  proceedings,  governmental investigation or tax audit against the Company;

4.1.18   Monthly  Financial  Statements.  Deliver to  Purchaser  and  Merger  Sub as soon as  available  monthly  financial  statements
("Monthly  Financial  Statements") of the Company  commencing with the month of October,  1999, and for each calendar month  thereafter prior to the Closing Date;

4.1.19   Elections to Participate  and  Nonconsents.  Not to elect to not participate in operations for the drilling of any new well or the fracturing or  recompletion of any existing well,  without the prior written  consent of Purchaser.  Purchaser shall respond timely to any requests for such consent.

4.1.20   Miscellaneous.  Not enter into any  agreement  or otherwise  agree to take any action in  violation of the negative  covenants set  forth in this  Section  5 or take,  agree to take or omit to take any  action  that  would  make any  representation  or  warranty inaccurate.

4.2      Access to  Information.  (a) The Company and Red River  Shareholders  will cooperate  fully with Purchaser and Merger Sub, and the Company  shall  provide,  and the Red River  Shareholders  shall cause the Company to provide,  to Purchaser  and its  accountants, counsel and other  representatives  (collectively  "Advisors")  during normal  business hours,  (i) full access to the books,  records,
Equipment,  oil and gas leases, title opinions and other information  concerning the oil and gas properties and other real estate owned or leased by the Company or in which the Company has an interest,  and all other  Contracts,  Leases,  Licenses and Permits relating to the assets and  operations  of the  Company's oil and gas business and  properties  and all work papers  relating to the Company of the
Company's  independent  accountants and (ii) full  opportunity to discuss the Company's  business affairs and assets with its officers, employees,  agents and independent  accountants  ("Company's Advisors") and furnish to Purchaser,  Merger Sub and their Advisors copies of such  documents,  records and  information  with respect to the affairs of the Company as Purchaser,  Merger Sub or its Advisors may
reasonably request.

         (b) The Purchaser will cooperate  fully with the Company and the Red River  Shareholders,  and the Purchaser  shall provide to the Company and its Advisors  during normal  business  hours,  (i) full access to the books,  records,  Equipment,  oil and gas leases, title  opinions and other  information  concerning the oil and gas properties and other real estate owned or leased by the Purchaser or in which the Purchaser has an interest,  and all other  Contracts,  Leases,  Licenses and Permits relating to the assets and operations of the Purchaser's  oil and gas business and properties and all work papers  relating to the Purchaser of the  Purchaser's  independent accountants and (ii) full opportunity to discuss the Purchaser's business affairs and assets with its officers,  employees,  agents and independent  accounts  ("Purchaser's  Advisors") and furnish to the Company,  the Red River  Shareholders  and their Advisors copies of such documents,  records and  information  with respect to the affairs of the Purchaser as the Company,  the Red River  Shareholders or
their Advisors may reasonably request.

4.3      Confidentiality.  Purchaser,  Merger Sub, their  respective  officers,  directors and employees shall retain in confidence and shall cause their Advisors to retain in confidence,  all information  obtained by them pursuant to the investigations made by Purchaser or its Advisors  pursuant to Section 5.2 (the  "Confidential  Information").  The Red River  Shareholders,  the Company,  its officers, directors and employees and the Company's  Advisors shall retain in confidence,  all  information  obtained by them in connection  with any  investigation  undertaken by such persons as a result of Purchaser or Merger Sub providing such Persons such access to information of the  Purchaser  or Merger Sub as provided in this  Agreement.  The parties  agree that  Confidential  Information  shall not include information which (i) was or becomes  generally  available to the public other than as a result of a Red River disclosure by Purchaser,
Merger Sub, the Red River  Shareholders,  the Company or any of their officers,  directors or employees or any of their Advisors,  (ii)
was or becomes  available to  Purchaser,  Merger Sub, the Red River  Shareholders,  the Company,  any of their  officers,  directors or employees or their Advisors on a  non-confidential  basis from a source other than Purchaser,  Merger Sub, the Red River  Shareholders, the Company or the  Company's  Advisors,  provided  that such source is not bound by a  confidential  agreement or (iii) was, or in the future is, developed  independently by Purchaser,  Merger Sub or their Advisors or by the Red River Shareholders,  the Company or their
Advisors  without  reference to the information  furnished by the Purchaser,  Merger Sub, the Red River  Shareholders or the Company or
the Company's  Advisors,  as the case may be. The parties  understand and agree that all of the  Confidential  Information  supplied to
Purchaser,  Merger  Sub or their  Advisor  or to the Red River  Shareholders  or the  Company  or their  Advisors  is  provided  on the understanding  that such Confidential  Information shall remain the property of Purchaser,  Merger Sub or the Company,  as the case may be, and that all copies and originals of any Confidential  Information  furnished  pursuant to this Agreement from one party to another will be  returned  to the party  furnishing  such  Confidential  Information  or, at the  option of the party to whom the  Confidential
Information  belongs,  destroyed  promptly upon such party's  request after  termination  of this Agreement as provided under Section 8 hereof.  Pending the Closing of the  transactions  contemplated  hereby or if this  Agreement  is  terminated  as provided in Section 8 hereof,  a party receiving the  Confidential  Information of another party shall not use such  information to its economic or financial advantage or benefit.

4.4      Benefit  Plans.  Between the date hereof and the Closing Date the Company  will not  establish or implement a new Benefit Plan of any kind whatsoever.

4.5      Best Efforts and Standstill.  Subject to the other  provisions of this Agreement,  the Red River  Shareholders and the Company will use their best  efforts to cause the  conditions  listed in Section  3.1 hereof to be  satisfied  on or before the  Closing  Date.
Subject to the other  conditions  of this  Agreement,  Purchaser  and Merger  Sub will use their best  efforts to cause the  conditions listed in Section 3.2 hereof to be satisfied on or before the Closing Date. The Red River  Shareholders  and the Company  further agree that they will not enter into,  request,  solicit or engage in any Red River  discussions,  negotiations,  understandings or agreements with any person or entity  other than  Purchaser  and Merger Sub  relating to the merger,  consolidation  or sale of the Company or Red
River Stock or the  properties  and assets of the Company  (other than in the  ordinary  course of business)  unless this  Agreement is terminated pursuant to Section 8 hereof.

4.6      Listing of  Purchaser  Common  Stock.  Purchaser  shall  notify The Nasdaq  Stock Market of the issuance of the shares of Beta
Common Stock in connection  with the  consummation  of the Merger and to use its reasonable  best efforts to list and cause such shares of Beta  Common  Stock to be eligible  for  trading on the Nasdaq  Small Cap Market or the Nasdaq  National  Market  System if the Beta
Common Stock is then eligible for listing thereon.

4.7      Meeting of  Stockholders  of  Purchaser.  If  Purchaser  does not obtain the written  consent  required  for the Merger by the holders of a majority of the  outstanding  shares of Beta Common  Stock  ("Purchaser  Stockholder  Consent"),  Purchaser  shall cause a meeting of its stockholders (the "Purchaser  Stockholder  Meeting") to be duly called and held as soon as reasonably  practicable,  for
                                  -------------------------------
the purpose of voting on the approval and adoption of this Agreement and the Merger (the "Purchaser Stockholder  Approval").  The board
                                                                                          -------------------------------
of directors of Purchaser shall recommend approval and adoption of this Agreement by Purchaser's  stockholders.  In connection with the
Purchaser  Stockholder Consent or the Purchaser  Stockholder  Meeting, as the case may be, Purchaser (x) will promptly prepare and file with the  Commission,  will use its  reasonable  best  efforts  to have  cleared  by the  Commission  and will  thereafter  mail to its stockholders  as promptly as  practicable  the  Purchaser  Information  Statement  or  Purchaser  Proxy  Statement  and all other proxy materials for the Purchaser  Stockholder Meeting, as applicable,  (y) will use its best efforts,  subject to the immediately  preceding sentence,  to obtain the Purchaser  Stockholder  Consent or the Purchaser  Stockholder  Approval and (z) will otherwise comply with all legal requirements applicable to the Purchaser Stockholder Consent or the Purchaser Stockholder Meeting.

5.       Post-Closing  Covenants.  The Red River  Shareholders,  the Company and Purchaser and Merger Sub agree as follows with respect to the period following the Closing.

5.1      Cooperation  of The Red River  Shareholders  and Former  Officers  of  Company.  The Red River  Shareholders  and the  current officers and  directors of the  Company,  will  reasonably  cooperate  upon and after the Closing Date in effecting  the Merger and the orderly transfer of the assets and properties as well as the control of the Company to Purchaser by using their  reasonable  efforts to cause any federal,  state or local governmental body, and every agency and department and  instrumentality  thereof,  to have contracts between such government,  agency,  department and  instrumentality and the Company, to the extent required under any existing Contracts between the Company and such  governmental  body, as a result of the change of control of the Company,  to be approved and  transferred into the name of the Company under the control of the Purchaser  following the Closing.  To the extent that any other contract  between the  Company and any other third  parties  require  approval  as a result of the  Merger,  the Red River  Shareholders  and the current officers and directors of the Company will  reasonably  cooperate in effecting  any such  approval such that the Contracts  will remain intact and  enforceable  in  accordance  with the terms  thereof.  To the extent  required to effect any such  approval and transfer of control,  the Red River  Shareholders and the current officers and directors of the Company will execute any appropriate and reasonable documents or instruments required to accomplish such result.

5.2      Litigation  Support.  If and to the  extent  that the  Company  is  actively  contesting  or  defending  against  any  charge, complaint, action, suit, proceeding, hearing,  investigation,  claim, or demand (collectively "Proceedings") in connection with (i) any transaction  contemplated under this Agreement,  or (ii) any fact, situation,  circumstance,  status,  condition,  activity,  practice, planning,  occurrence,  event, incident,  action, failure to act, or transaction on or prior to the Closing Date involving the Company, the  Company,  the Red River  Shareholders  and the current  officers  and  directors of the Company  will  reasonably  cooperate  with
Purchaser,  Merger Sub and their counsel in contesting or defending  against any such  Proceedings,  making  available any personnel of the Company,  and providing  such  testimony in access to their books and records as shall be reasonably  necessary in connection  with contesting or defending  against such Proceedings.  Except to the extent that Purchaser and Merger Sub are entitled to  indemnification with respect to contesting or defending  any such  Proceedings,  Purchaser and Merger Sub shall bear the cost and expense of contesting or defending against any such Proceedings.

5.3      Disposition  of  Confidential  Information.  After the  Closing,  the Red River  Shareholders  and the  current  officers  and directors  of the  current  Company  will treat and hold as such all of the  Confidential  Information,  refrain  from using any of the
Confidential  Information  except in connection with this Agreement,  and deliver  promptly to the Purchaser and Merger Sub or destroy, at the request and option of Purchaser and Merger Sub, all tangible correspondence,  documents, instruments,  memorandums and all other writings (and all copies thereof) which embody the Confidential  Information which are in such persons'  possession.  Afer the Closing, if the Red River  Shareholders  or current  officers or directors of the Company are requested or required (by oral question or request for information or document in any legal proceeding,  interrogatory,  subpoena,  civil investigative demand, or similar process) to Red
River,  disclose any  Confidential  Information,  the Red River  Shareholders and the current officers or directors of the Company will notify  Purchaser and Merger Sub promptly of any such request or requirement to enable  Purchaser and Merger Sub to seek an appropriate remedy to enjoin the Red River  disclosure of such  Confidential  Information or waive  compliance with the provisions of this Section.
The foregoing  provision shall not apply to any Confidential  Information which is generally  available to the public immediately prior to the time of Red River disclosure.

5.4      Other  Transitional  Matters.  The Red River  Shareholders and the current officers and directors of the Company will not take any action which primarily is designed or intended to have the effect of Red River discouraging lessor, licenser,  customer,  supplier, or other  business  associate of the Company or any of its  subsidiaries  from  maintaining  the same business  relationships  with the
Company and its  subsidiaries  after the Closing as it maintained with the Company and its subsidiaries  prior to the Closing.  The Red
River  Shareholders  and the current  officers  and  directors of the Company  will refer all lessor,  licensor,  customer and supplier inquiries relating to the business of the Company and any of its subsidiaries to Purchaser from and after the Closing Date.

5.5      Employee  Benefits.  (a) Following the  consummation  of the Merger,  Purchaser  shall continue to provide to individuals  who are  employed by the Company as of the  effective  time of the Merger (the  "Effective  time") and who, if any,  remain  employed  with
Purchaser or any Subsidiary of Purchaser  ("Affected  Employees"),  for so long as such Affected Employees remain employed by Purchaser
                                            -------------------
or any Subsidiary of Purchaser,  employee  benefits (other than salary or incentive  compensation)  pursuant to employee benefit plans, programs,  policies or arrangements  maintained by Purchaser or any Subsidiary of Purchaser  providing  coverage and benefits which, in the  aggregate,  are generally  comparable  to those  provided to employees of Purchaser in positions  comparable to positions  held by
Affected Employees with Purchaser or its Subsidiaries from time to time after the Effective Time.

                  (b)  Purchaser  will,  or will cause the  Surviving  Corporation  to,  (i) waive all  limitations  as to  preexisting conditions,  exclusions  and waiting  periods  with  respect to  participation  and coverage  requirements  applicable  to the Affected
Employees under any welfare  benefit plans that such employees may be eligible to participate in after the Effective  Time,  other than limitations  or waiting  periods that are already in effect with respect to such  employees and that have not been  satisfied as of the
Effective Time under any welfare plan maintained for the Affected  Employees  immediately prior to the Effective Time, and (ii) provide each Affected  Employee with credit for any co-payments  and deductibles  paid prior to the Effective Time in satisfying any applicable deductible  or  out-of-pocket  requirements  under any welfare  plans that such  employees  are  eligible to  participate  in after the
Effective Time.

5.6      Cooperation  After  Closing.  In case at any time after the Closing Date any further action is necessary or desirable to carry out and accomplish the purposes of this Agreement and the  transactions  contemplated  hereunder,  the Red River  Shareholders  and the current  officers and directors of the Company,  in the case of the Company's and the Red River  Shareholder's  performance  under this
Agreement,  and Purchaser, in the case of Purchaser's and Merger Sub's performance under this Agreement,  will take such further action as the party seeking or requesting such performance  ("Requesting  Party") may reasonably  request,  including executing and delivering such further  instruments and documents as shall be necessary or appropriate to accomplish and effectuate such  transaction.  Except as to costs and damages  associated  with the  indemnification  of  Purchaser  and Merger Sub, as provided  below,  all costs and expenses relating to any such matters after the Closing Date will be borne by Purchaser and Merger Sub.

5.7      Continuity of Business.  Following the Merger,  the Surviving  Corporation will continue the historic  business of the Company or use a significant portion of the Company's business assets in a business.

5.8      Bank  Guarantees.  Following  the  Closing,  Purchaser  shall  use its best  efforts  to cause  the  release  of the  personal guarantees  executed  by the Red  River  Shareholders  which  secure  the  Company's  indebtedness  to the Bank of  Oklahoma,  National
Association  ("Bank")  as  described  in  Exhibit  6.8  attached  hereto to the  extent  that the Bank is  willing to consent to such a
                                          ------------
release.  As an inducement  for the Bank to release the Red River  Shareholders  from their  personal  guarantees  of the  indebtedness described in Exhibit 6.8,  Purchaser will execute a guaranty  required by the Bank to guarantee such  indebtedness  in  substitution of
             -----------
the  personal  guarantees  of the Red River  Shareholders  only to the  extent of their  current  guarantees  with the Bank.  After the
Closing,  Purchaser shall indemnify and hold the Red River Shareholders  harmless from and against any and all amounts which any or all of the Red River  Shareholders  are  required to pay on account of the  guaranties  set forth in Exhibit 6.8  attached  hereto prior to
                                                                                                 -----------
their release from such guaranties only, however, to the extent of their personal guarantee obligations as currently in effec

5.9
Tax  Treatment.  Purchaser  shall not take any  action  and shall not fail to take any  action  which  action or  failure  to act would prevent, or would be reasonably likely to prevent, the Merger from qualifying as a reorganization under Section 368 of the Code.

6.       Delivery of Closing Documents.

6.1      Delivery of Closing  Documents to Purchaser and Merger Sub.  Subject to the  fulfillment of all of the conditions set forth in
Section 3.1 hereof, at the Closing,  the following  documents,  agreements,  and instruments shall be duly delivered by the Company and the Red River Shareholders:

         Certificates  representing  the shares of Red River Stock which shall be duly executed in blank or with a duly executed  stock power  attached  thereto,  endorsed  in blank,  in order to effect the  transfer  of the  shares of Red River  Stock from the Red River
Shareholders to Purchaser,  with all stock transfer,  tax stamps, if any, affixed and cancelled and if required by Purchaser's transfer agent  shall be  guaranteed  by a United  States  Commercial  Bank or by a broker who is a member of the New York Stock  Exchange or is otherwise approved by the transfer agent of Purchaser to guarantee signatures in connection with such transfer;

6.1.1    The  Resignations  of the Officers and  Directors of the Company as agreed upon in Exhibit 2.6.4 and as requested by Purchaser
                                                                                            --------------
prior to the Closing;

6.1.2    The books and records referred to in Section 3.1.10 hereof;

6.1.3    The opinion of Conner & Winters,  A  Professional  Corporation,  counsel for the Company in the form and substance  reasonably requested by Purchaser;

6.1.4

                           A  certificate  of good standing from the State of Oklahoma  certified by the  appropriate  official of such state,  dated as of the date not more than five (5) days prior to the Closing Date  evidencing  that the Company is duly  qualified and in good standing and in effect  indicating  that the Company has filed all  franchise tax returns due to the date of such  certificate, that all taxes  shown on such  returns to be due have been paid in full,  and that  there are no  outstanding  franchise  tax claims or assessments against the Company as of the date of such certificate;

6.1.5    All consents and approvals referred to in section 3.1.11 hereof;

6.1.6    The Company's closing certificate in the form of Exhibit 7.1.6 attached hereto;
                                                          -------------

6.1.7    Certificate of Merger as contemplated by Section 2.5 hereof;

6.1.8    To the extent  appropriate  and only if any secured loan, for which the Company is currently  obligated is paid in whole or in part on or prior to the Closing Date (which is not contemplated as of the date hereof),  documentation  (including without  limitation, duly executed UCC-3  termination  statements)  satisfactory in form and substance to Purchaser and Merger Sub as requested by Purchaser and Merger Sub to release all or a portion of such  Encumbrances to the extent of such loan  repayment,  if any, in favor of any of the holders of any such indebtedness on the property and assets of the Company;

6.1.9    Employment  Agreement  between the Surviving  Corporation and Rolf N. Hufnagel and Robert E. Davis,  Jr., executed by them and the Purchaser in the form attached hereto as Exhibit 7.1.9; and
                                             -------------

6.1.10   Such other  documents or instruments of further  assurance or conveyance as shall be deemed  necessary and  appropriate by the
Purchaser and Merger Sub.

6.2      Delivery of Documents to the Company and the Red River  Shareholders.  Subject to the  fulfillment of all conditions set forth in Section 3.2 hereof,  at the Closing,  the following  documents,  agreements and instruments shall be duly delivered by the Purchaser and Merger Sub to the Company and Red River Shareholders:

6.2.1    Stock  Certificates  representing  shares of Beta  Common  Stock to be issued  to each of the Red  River  Shareholders  in the amounts set forth in Schedule A attached hereto;
                     ----------

6.2.2    Certificates of good standing from the Nevada and Oklahoma  Secretary of State (as appropriate),  dated not more than five (5)
days prior to the  Closing  Date  evidencing  that  Purchaser  and Merger Sub are duly  qualified  and in good  standing  and in effect indicating  that Merger Sub has filed all franchise taxes on the date of such  certificate,  that all taxes shown on such returns to be due have been paid in full,  and that there are no outstanding  franchise tax claims or  assessments  against Merger Sub as of the date of such certificate;

6.2.3    Purchaser's and Merger Sub's closing certificate in the form of Exhibit 7.2.3 attached hereto;
                                                                         -------------

6.2.4    The opinion of Clanahan,  Tanner,  Downing & Knowlton,  P.C. to be in form and substance  reasonably  requested by the Company and the Red River Shareholders; and

6.2.5    Employment  Agreements  between the Surviving  Corporation,  Rolf N. Hufnagel and Robert E. Davis,  Jr., executed by Surviving
Corporation and the Purchaser, in the form attached hereto as Exhibit 7.1.9.
                                                              -------------

6.2.6    Certificate of Merger as contemplated by Section 2.5 hereof;  and

6.2.7    Such other documents and instruments of further  assurance and conveyance as shall be deemed  necessary and appropriate to the
Closing of the transactions contemplated hereby.

7.       Termination

7.1      Events of Termination.  Anything contained elsewhere in this Agreement to the contrary  notwithstanding,  prior to the Closing
Date, this Agreement may be terminated by written notice of termination as follows:

7.1.1    Mutual Consent.  Any time by mutual consent of the Company and Purchaser or Merger Sub;

7.1.2    Prior to Closing  Date.  By the  Company  or  Purchaser  or Merger Sub if the other  party  shall  have (i)  misstated  to any material extent any  representation or been in breach of any warranty  contained herein, or (ii) breached any covenant,  undertaking or restriction  contained  herein,  and such  misstatement  or breach has not been cured by the  earlier of (a) thirty (30) days after the giving of notice of such party of such misstatement or breach or (b) the Closing Date

7.1.3    Delay.  By either  party by written  notice to the other  party if the  Closing  shall not have  occurred on or prior to March
31, 2000;  provided,  however,  that the right to terminate this Agreement under this Section 8.1.3 shall not be available to any party whose  failure to fulfill or  perform  any  obligation  under this  Agreement  has been a  substantial  cause of, or has  substantially resulted in, the failure of the Closing to occur on or before such date.

7.1.4      Amendment  of Exhibits.  By the party  ("Receiving  Party")  receiving  Exhibits,  Schedules or  Attachments  or  amendments thereto from the other party to this  Agreement  which  disclose  information  which such  Receiving  Party  determines  to  materially adversely  affect the economic,  financial or business  considerations  previously  determined by the Receiving  Party in entering into this Agreement  setting forth its or his objection to such Exhibit,  Schedule or Attachment and to which such Receiving Party gives ten
(10) days written notice to the party furnishing such Exhibits, Schedules or Attachments.

7.1.5    Consequences  of  Termination.  In the event of a  termination  and  abandonment  hereof  pursuant to the  provisions  of this
Section 8, this  Agreement  shall become void and have no effect,  without any  liability  on any of the parties or their  directors or officers or stockholder in respect of this  Agreement,  except that (a) the agreements  contained in this Section 8.1.5, in Section 5.3 and in Section 9.2 shall  survive the  termination  hereof and (b) no such  termination  shall  relieve any party of any  liability  or damages  resulting from a breach by that party of its  representations,  warranties,  covenants,  agreements or other obligations under this Agreement  prior to such  termination.  In addition,  if this Agreement is terminated as provided under Section 8.1.2 hereof,  the party,  misstating or breaching  this Agreement  shall be obligated to pay the other party's costs and expenses  incurred in connection with this Agreement,  including actual attorney's fees.  Otherwise,  if the transactions  contemplated  hereunder cannot be consummated for  reasons  beyond the  control of the parties  hereto,  provided  they have used their best  efforts to acquire  the  approvals  and consents  hereunder,  or this  Agreement is terminated  under the provisions of Sections 8.1.1 or 8.1.3 hereof , then each party hereto will pay its own expenses, including without limitation its attorneys' fees and costs.

8.       Miscellaneous

8.1      Notices.  Any  notices  under this  Agreement  shall be in writing,  signed by the party  giving the same and  transmitted  by registered or certified  United States Mail or by a generally  accepted  national courier service  providing  confirmation of delivery, and  addressed  to the party to receive the notice at the  address  set forth  below or such other  address as any party may specify by notice to the other party, and shall be deemed properly given and received when actually given and received:

          If to Purchaser:                  Beta Acquisition Company, Inc.
                                                     901 Dove Street, Suite 230
                                                     Newport Beach, California 92660
                                                     Attn:  Steve Antry

          With a copy to:                   J. Chris Steinhauser

          If to the Company
          and Red River Shareholders:       Red River Energy, Inc.
                                                     6120 South Yale Avenue, Suite 813
                                                     Tulsa, Oklahoma 74136

          With a copy to:                            Conner & Winters, A Professional Corporation                          3700
First National Tower
                                                     15 East 5th Street
                                                     Tulsa, Oklahoma 74103
                                                     Attention:  Lynnwood R. Moore, Jr.

8.2

                  Brokerage Commissions.

8.2.1    The Company  hereby  represents  and  warrants to  Purchaser  that the Company has not engaged or utilized the services of any broker or finder in  connection  with this  transaction  and that no  commissions  are payable  with respect to this  transaction.  The
Company  hereby  agrees to indemnify and hold  Purchaser and the Company  harmless from and against any liability for any claims of any broker or finder claiming by, through or under the Company or the Red River Shareholders.

8.2.2    Purchaser  and Merger Sub hereby  represent  and  warrant to the  Company  and the Red River  Shareholders  that  neither  the
Purchaser nor Merger Sub have engaged or utilized the services of any broker or finder in  connection  with this  transaction  and that no  commissions  are payable  with respect to this  transaction.  Purchaser  and Merger Sub hereby agree to indemnify  and hold the Red
River  Shareholders  and the Company  harmless from and against any liability for any claims of any other broker or finder claiming by, through or under Purchaser and Merger Sub.

8.3      Successors and Assigns.  This Agreement is personal to the parties hereto and may not be assigned,  transferred,  delegated or nullified  without the prior  written  consent of all of the parties  hereto.  This  Agreement  shall be binding  upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

8.4      Arbitration.  Any dispute  arising  pursuant  to or in any way  related to this  Agreement  or the  transactions  contemplated hereby shall be settled by  arbitration  at a mutually  agreed upon location in Newport  Beach,  California;  provided,  however,  that nothing in this Section shall  restrict the right of either party to apply to a court of competent  jurisdiction  for emergency  relief pending  final  determination  of a claim by  arbitration  in  accordance  with this  Section.  All  arbitration  shall be conducted in accordance  with the rules and  regulations of the American  Arbitration  Association,  in force at the time of any such dispute,  by a panel of three (3) single arbitrators  selected in accordance with the procedures of the American Arbitration  Association.  Each party shall pay its own expenses  associated  with such  arbitration,  including  50% of the expenses of the  arbitrator,  provided  that the prevailing party in any arbitration shall be entitled to reimbursement of reasonable  attorney's fees and expenses (including,  without limitation,  arbitration expenses) relating to such arbitration.  The award of the arbitrator,  based upon written findings of fact and conclusions  of law,  shall be binding upon the  parties;  and judgment in  accordance  with that  decision may be entered in any court having jurisdiction thereof.

8.5      No Oral  Modifications.  No amendments or  modifications to this Agreement shall be made or deemed to have been made unless in writing  executed  and  delivered  by the  party  to be  bound  thereby.  Any  provision  of this  Agreement  may be  waived,  amended, supplemented or modified only by agreement in writing of the parties hereto.

8.6

                  Waiver.  The failure of any party to this  Agreement  to insist upon strict  performance  of any of the terms of this
Agreement  will not constitute a waiver of any of its rights under this Agreement or its right  subsequently  to assert,  rely upon, or enforce any provision of this Agreement.

8.7
Governing Law.  This Agreement shall be interpreted, governed by and enforced according to the laws of the State of Oklahoma.
8.8      Severability.  If any provision of this Agreement  shall be held invalid,  illegal or  unenforceable,  the validity,  legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

8.9      Headings and Captions for  Convenience.  The headings and captions  contained in this Agreement are for  convenience  only and shall not be considered in interpreting the provisions hereof.

8.10     Counterparts.  This agreement may be executed  simultaneously  in two or more  counterparts,  each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

8.11     Representations,  Warranties and Covenants.  Notwithstanding  any investigation  made by or on behalf of the Company,  the Red
River  Shareholders  or Purchaser  prior to or after the Closing Date,  all  representations,  warranties  and covenants of the parties hereto  contained  herein shall  survive and remain in full force and effect for a period equal to the earlier of (i) the date that the first independent  consolidated  audit report of Purchaser and the Surviving  Corporation is issued after the Closing Date, or (ii) one year after the Closing Date.

8.12     Remedies for Misrepresentation or Breach by Red River Shareholders.  In the event of:

                           (a) any inaccuracy in any  representation or the breach of any warranty made by the Red River  Shareholders and the Company in or pursuant to this Agreement or any Exhibit, Schedule or other attachment  to this Agreement,

                           (b) any  failure by the Red River  Shareholders  and the  Company  duly to  perform  or  observe  any term, provision,  covenant,  or agreement in this  Agreement to be performed or observed on the part of the Red River  Shareholders  and the
Company, or

                           (c) action, suit, investigation,  proceeding,  demand, assessment, audit, judgment and claim, including any employment-related  claim arising out of the foregoing (collectively "Claims"),  against the Company or any of its subsidiaries,  even though  such  Claims may not be filed or come to light  until  after the  Closing  Date,  Purchaser  shall have the right to demand an adjustment  to the number of shares of the Beta Common  Stock issued to the Red River  Shareholders  as provided in Section 2.1 hereof and a return of a portion of the shares of the Beta Common Stock to  recompense  Purchaser for the amount of the loss  resulting  from such  misrepresentation  or breach , the number of shares to be determined by dividing the amount of the loss by the closing price per share of Beta Common  Stock as quoted at the Nasdaq  Small Cap Market or the Nasdaq  National  Market  System (as  applicable)  on the
Closing Date.  Notwithstanding  anything  contained in the foregoing to the contrary,  any and all such  adjustments  in the number of shares of Beta  Common  Stock  shall not exceed in the  aggregate  225,000  shares of Beta  Common  Stock over the period  provided in
Section 9.11 hereof.

          Purchaser  and  Merger Sub hereby  covenant  and agree to  immediately  provide  to the Red River  Shareholders  any and all notifications or other correspondence it receives related to matters which may affect this indemnity.

          The Red River  Shareholders'  obligation to return shares of Beta Common Stock to Purchaser as provided  hereunder shall not exceed in the  aggregate  ten percent  (10%) of the total  shares  issued to them as  determined  on the Closing  Date.  The Red River
Shareholders  shall have no  obligation  to return  shares of Beta Common  Stock  until the  aggregate  losses as provided  under this
Section  9.12  exceed One Hundred  Thousand  Dollars  ($100,000)  and shall be liable to return a portion of the shares of Beta Common
Stock  received  by them on the  Closing  Date only for the  losses in excess of such  amount.  The  amount of any losses for which an adjustment  is  required to be made under this  Section  9.12 bythe Red River  Shareholders  shall be  computed  net of any  insurance proceeds  received by the  Surviving  Corporation  or Purchaser  with respect to the matter out of which such  liability  arose.  Each party agrees to use  commercially  reasonable  efforts to mitigate any damage or expense  resulting from any matter giving rise to the losses covered under this Section.  It is agreed that the obligations of the Red River  Shareholders  under this Section 9.12 shall be solely for the benefit of  Purchaser,  Merger Sub and the  Surviving  Corporation  and may not be  enforced  by any insurer  under any subrogation  or similar  agreement or  arrangement or by any  governmental  authority  except as a receiver for Purchaser or Surviving
Corporation.  The  liability  of the Red River  Shareholders  hereunder  shall be joint and  several.  No claims for losses under this
Section 9.12 may be asserted by Purchaser or Surviving  Corporation  under this section from and after the period set forth in Section
9.11 of this  Agreement.  If one or more of the Red River  Shareholders  who are required to return  shares of Beta Common Stock under the  provisions  of this Section  9.12 have sold all or a portion of their  shares of Beta Common Stock such that such  shareholder(s)
are unable to return shares of Beta Common Stock as provided herein,  such shareholder(s)  obligation  hereunder shall be paid in cash in an amount equal to the closing  market price of the shares of Beta Common  Stock,  as  determined  on the Closing  Date,  for which delivery thereof to Purchaser cannot be made.

          Any dividends  accruing or paid on the shares of Beta Common Stock  required to be returned under this Section 9.12 shall be returned to Purchaser upon determination of the loss in the manner provided in this Section 9.12.

         As used in this Section 9.12 and Section 9.13, the term "loss" shall mean and include (y) all losses, damages, costs and expenses, including without limitation pre- and post-judgment interest, penalties, court costs and attorneys' fees and expenses, and
(z) all demands, claims, actions, costs of investigation, causes of action, proceedings, arbitrations, judgments, settlements and assessments.

         After the Closing,  the remedies  provided in this Section 9.12 to Purchaser,  Merger Sub and the Surviving  Corporation shall be exclusive of any other rights or remedies  available to  Purchaser,  Merger Sub or the  Surviving  Corporation,  either at law or in equity,  for breach of this Agreement or any certificates  delivered  pursuant hereto;  provided that none of Purchaser,  Merger Sub or the Surviving Corporation waives the right to seek specific performance or injunctive relief.

8.13     Purchaser's Indemnification.  In the event of:

                            (a) any inaccuracy in any  representation  or the breach of any warranty made by Purchaser or Merger Sub in or pursuant to this Agreement or any Exhibit, Schedule or other attachment to this Agreement of Purchaser or Merger Sub; or

                            (b) any  failure by  Purchaser  or Merger Sub of their  duty to  perform  or observe  any item,  provision, covenant or agreement in this Agreement to be performed or observed on the part of Purchaser or Merger Sub,

                   Purchaser shall be obligated to issue additional  shares of Beta Common Stock to each of the Red River  Shareholders in  proportion  to the number of shares  issued to them by Purchaser on the Closing  Date to cover any losses  resulting  from any such misrepresentation  or breach  provided in (a) and (b) above.  The  obligation  to issue  additional  shares of Beta Common Stock to the
Red River  Shareholders  under this Section 9.13 shall not exceed 225,000 shares of Beta Common Stock and shall be determined  based on the closing price of the shares of the Beta Common Stock as determined on the Closing Date.  The  provisions of Section 9.12  regarding the  determination  of the loss, , the limitation  concerning the aggregate  amount of losses (i.e.,  $100,000)  which must be incurred before the  adjustment  in the number of shares is  required,  and the offset of such losses by any  insurance  proceeds  received  are hereby  incorporated  by reference  as part of this Section 9.13 and shall apply with equal force and effect to Purchaser  with respect to its obligations under this Section 9.13 as it applies to the Red River  Shareholders  under Section 9.12 and in furtherance  thereof for  purposes of this  Section 9.13 all  references  to the Red River  Shareholders  under  Section  9.12 shall be to  Purchaser  where applicable.

8.14     No Benefit To Others.  The  representations,  warranties,  covenants and  agreements  contained in this  Agreement are for the sole benefit of the parties hereto and their respective heirs,  successors,  assigns, and such representations,  warranties,  covenants and agreements shall not be construed as conferring, and are not intended to confer, any rights on any other persons.

8.15

                  Registration of Securities.(a) As used in this Section 9.15, the following terms have the meanings set forth below:

         "Disadvantageous Condition" has the meaning set forth in Section 9.15(b)(iv).
          -------------------------

         "Holders"  means the Red River  Shareholders or any person who becomes a holder of Subject  Securities  after the Closing Date
          -------
as a result of a No-Sale Transaction.

         "No-Sale  Transaction"  means a transfer from a Holder of Subject  Securities  that does not constitute a "sale" (as such term
          --------------------
is understood and defined under the Securities Act),  including without  limitation a distribution from a Holder that is a corporation, partnership, joint venture,  limited liability company, association or trust to the owner of a beneficial interest in such Holder.

         "Registration Expenses" has the meaning set forth in Section 9.15(e).
          ---------------------

         "Registration  Termination  Date"  means the second  anniversary  of the date when the  Commission  first  declares  the Shelf
          -------------------------------
Registration Statement effective.

         "Shelf  Registration  Statement"  means a  registration  statement  on Form S-1 or S-3  filed  with the  Commission  under the
          ------------------------------
Securities Act.

         "Subject  Securities"  means the shares of Beta Common Stock issued to the Red River  Shareholders  pursuant to the Merger and
          -------------------
any common stock or other  security  issued or issuable as a dividend or other  distribution  with  respect to, or in exchange  for, or upon conversion or in replacement of, any of such Beta Common Stock.

         "Suspension Notice" has the meaning set forth in Section 9.15(b)(iv).
          -----------------

                           (b) (i) By no later than March 31,  2000,  Purchaser  shall  prepare  and file with the  Commission  a Shelf
Registration  Statement for the purpose of registering the resale in the market from time to time of the Subject  Securities by Holders or by  potential  assignees of such Holders to which all or a portion of such  Holders'  Subject  Securities  may be  transferred  in a
No-Sale Transaction.

                                    (ii)  Purchaser  will use its  best  efforts  to have the  Shelf  Registration  Statement  promptly declared  effective by the  Commission  on or after the filing of such Shelf  Registration  Statement  and  thereafter  to maintain the effectiveness of the Shelf  Registration  Statement and to maintain such Shelf Registration  Statement  "current" (as below defined) at all times until the Registration  Termination  Date.  Purchaser shall promptly give written notice to the Holders when the Registration
Statement has been declared effective by the Commission and is available for use by Holders for the resale of Subject Securities.

                                    (iii) The Shelf  Registration  Statement  shall not be considered to be "current" at any time when, by reason  of  occurrence  of any  event or by reason of the  passage  of time,  the  Shelf  Registration  Statement  does not meet the requirements of Section 10, Section 12(2) or Section 17 of the Securities Act, or the Shelf  Registration  Statement contains an untrue statement of a material  fact or omits to state any material  fact  required to be stated  therein or necessary to make the  statements therein not misleading.  The Shelf  Registration  Statement shall disclose that Holders may elect to resell Subject  Securities without registration  of such sales under the Shelf  Registration  Statement,  by making such sales under and as permitted by Rules 144 or 145, as applicable, of the Commission under the Securities Act.

                                    (iv) If at any time or times after the Shelf  Registration  Statement is declared  effective by the
Commission,  Purchaser determines that the offering of Beta Common Stock under the Shelf Registration  Statement would be significantly disadvantageous  to Purchaser  because of, or improper in view of (or improper  without  disclosure in the  prospectus  included in the
Shelf  Registration  Statement  of), the existence or  anticipation  of a material  financing,  merger,  acquisition  or other material transaction or event involving Purchaser or its subsidiaries that has not been publicly  disclosed,  the unavailability of any required financial  statements for reasons  substantially  beyond the control of the Purchaser,  or other similar events or conditions involving
Purchaser or its subsidiaries that have not been publicly  disclosed (a  "Disadvantageous  Condition"),  Purchaser shall be entitled to
                                                                          --------------------------
either suspend the  effectiveness  of the Shelf  Registration  Statement with the Commission or suspend the  availability  of the Shelf
Registration  for resales of Subject  Securities  by Holders,  or may take both such  actions,  and shall  promptly  notify all Holders thereof by delivery of written notice (a "Suspension Notice");  provided,  however,  that Purchaser's  obligation to maintain the Shelf
                                          -----------------
Registration  Statement  current  under this  Section  9.15(b)  shall not be  suspended  by reason of  Purchaser's  failure to disclose information  at a time when public  disclosure of such  information  is required by law. Upon receipt of a Suspension  Notice,  Holders shall immediately  discontinue the use of the Shelf  Registration  Statement for any purpose until notified by Purchaser that the Shelf
Registration  Statement is current and available for use by Holders for sales of Subject  Securities.  Purchaser  shall not be entitled to suspend the effectiveness of the Shelf Registration  Statement until the later of (X) the removal of the Disadvantageous  Conditions or (Y) for a period of not more than 60 consecutive  days, or (B) 180 days within any twelve-month  period.  As promptly as practicable after the public  disclosure  of such  Disadvantageous  Condition or the Purchaser  determines  that the  Disadvantageous  Condition no longer  exists,  Purchaser  shall amend or  supplement  the Shelf  Registration  Statement  to the extent  necessary  to make the Shelf
Registration  Statement  current,  and shall give prompt written notice to all Holders when the Shelf  Registration  Statement is again available for resales of Subject Securities.

                                    (v) Purchaser shall promptly  notify all Holders of Subject  Securities of, and confirm in writing, the issuance by the Commission of any stop order  suspending the  effectiveness of the Shelf  Registration  Statement or the initiation of any  proceedings  for that  purpose.  Purchaser  shall use its best efforts to obtain the  withdrawal  of any order  suspending  the effectiveness of the Shelf Registration Statement at the earliest possible time.

                                    (vi) Purchaser will cause all of the Subject  Securities to be listed on each  securities  exchange or market,  as the case may be, on which similar  securities  issued by Purchaser  are then listed no later than the effective  date of the Shelf Registration Statement.

                  (c)      If at any time the Purchaser  proposes to file a registration  statement  under the 1933 Act with respect to an offering by the  Purchaser  for its own account or for the account of any other  Person of any class of equity  security,  including any warrants,  options or other security convertible into or exchangeable for any equity security (other than a registration  statement on Forms S-4 or S-8 (or their  successor  forms) or filed in connection  with an exchange offer or an offering of securities  solely to the Purchaser's existing  stockholders,  and other than as set forth in subsection (c)(i) below), then the Purchaser shall in each case give written  notice of such  proposed  filing to the Holders at least twenty (20) days before the  anticipated  filing date,  and such notice  shall offer such  Holders the  opportunity  to register  such number of Subject  Securities  as each such Holder may request (a
"Piggy-back  Registration").  The  Purchaser  shall use  reasonable  efforts to cause the managing  underwriter  or  underwriters  of a proposed  underwritten  offering to permit the Holders  requested to be included in the  registration for such offering to include such securities in such offering on the same terms and conditions as any similar  securities of the Purchaser  included therein.  Similarly,
Purchaser may include the shares of any other Person in the Shelf  Registration  Statement as  contemplated  in  subsection  (b) above.
Notwithstanding  the foregoing,  if the managing  underwriter or underwriters of such offering  delivers an opinion to the Holders that the total amount of  securities  which they and any other  Persons  (other than the  Purchaser)  intend to include in such  offering is sufficiently  large to  materially  and  adversely  affect the success of such  offering,  then the amount of Subject  Securities to be offered for the accounts of Holders of Subject  Securities  shall be reduced pro rata with all securities held by holders of securities having rights for inclusion therein to the extent necessary,  in the opinion of such managing  underwriter,  to reduce the total amount of securities to be included in such offering to the amount  recommended by such managing  underwriter.  In connection  with the rights set forth in this subsection 9.15(c), it is agreed that:

                                    (i)     Notwithstanding  anything to the contrary contained in this Agreement,  the Purchaser shall not be required to include Subject  Securities in any registration  statement if the proposed  registration is (1) a  registration of a stock option or other employee  incentive  compensation or employee  benefit plan or of securities  issued or issuable  pursuant to any such plan,  or a  registration  statement  relating to warrants,  options or shares of capital  stock  granted or to be granted or sold primarily to employees,  directors or officers of the Purchaser,  (2) a  registration  of securities  issued or issuable  pursuant to a stockholder  reinvestment  plan or other similar plan,  (3) a  registration of securities  issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated  Purchaser,  (4) a registration of securities pursuant to a "rights" or other  similar  plan  designed to protect the  Purchaser's  stockholders  from a coercive or other  attempt to cause a change in control of the Purchaser,  (5) a  registration  of securities  filed pursuant to Rule 145 under the 1933 Act or any successor rule, or (6) a registration  of preferred  stock or securities  issued in connection  with any debt or preferred stock financing of the
Purchaser.

                                    (ii)    The Purchaser  may withdraw any  registration  statement and abandon any proposed  offering initiated by the Purchaser  without the consent of any Person,  including the Holders,  notwithstanding  the request of any such Holder to participate  therein in accordance  with this provision,  if the Purchaser  determines in its sole discretion that such action is in the best interests of the Purchaser and its stockholders (for this purpose, the interest of the Holders shall not be considered).

                           (d) Purchaser  will  indemnify and hold harmless  each Holder,  each of such Holder's  officers,  directors, partners,  or  members,  as the case  may be,  and each  Person  controlling  such  Holder,  with  respect  to  which  registration  or qualification  of Subject  Securities  has been  effected  pursuant to this  Section  9.15  against all claims,  losses,  damages,  and liabilities,  joint or several (or actions in respect  thereof),  arising out of or based upon any untrue  statement (or alleged untrue statement) of a material fact contained in the Shelf  Registration  Statement,  prospectus,  or offering  circular,  or in any document incorporated  by  reference  in any of the  foregoing,  or arising out of or based upon any  omission  (or alleged  omission)  to state therein a material fact required to be stated therein or necessary to make the statements  therein not misleading,  or any violation by
Purchaser of any rule or regulation  promulgated  under the  Securities  Act applicable to Purchaser and relating to action or inaction required of Purchaser in connection with the Shelf Registration,  each of such Holder's officers,  directors,  partners, or members, as the case may be, and each Person controlling such Holder, for any legal and any other expenses  reasonably  incurred in connection with investigating or defending any such claims, loss, damage,  liability or action;  PROVIDED,  however,  that Purchaser will not be liable in any such case to the extent  that any such  claim,  loss,  damage,  liability  or expense  arises out of or is based upon any untrue statement or omission  based upon written  information  furnished to Purchaser by such Holder  specifically  for  inclusion in any such registration  statement,  prospectus or offering circular.  The obligations of Purchaser under the foregoing  indemnity agreement shall survive the completion of the offering of Subject Securities under the Shelf Registration Statement .

                           (e) Each  Holder  with  respect  to which  registration  or  qualification  of Subject  Securities  has been effected pursuant to this Section 9.15 will indemnify and hold harmless Purchaser,  each of Purchaser's officers,  directors,  and each
Person controlling Purchaser,  against all claims, losses, damages, and liabilities,  joint or several (or actions in respect thereof), arising out of or based upon any untrue  statement  (or alleged  untrue  statement) of a material  fact  contained in any  registration statement,  prospectus,  or offering circular, or in any document incorporated by reference in any of the foregoing,  or arising out of or based upon any omission (or alleged  omission) to state therein a material  fact required to be stated  therein or necessary to make the statements therein not misleading,  or any violation by such Holder of any rule or regulation  promulgated under the Securities Act or Exchange  Act  applicable  to such Holder and  relating to action or inaction  required of such Holder in  connection  with any such registration  or  qualification,  and will promptly  reimburse  Purchaser,  each of Purchaser's  officers,  directors,  and each Person controlling  Purchaser,  for any legal and any other expenses  reasonably  incurred in connection with  investigating  or defending any such claims, loss, damage, liability or action;  PROVIDED,  however, that such Holder will not be liable in any such case to the extent that any such claim,  loss,  damage,  liability or expense does not arise out of or is not based upon any untrue  statement or omission based upon written information  furnished by such Holder specifically for inclusion in any such registration  statement,  prospectus or offering circular.  The obligations of Holders under the foregoing  indemnity agreement shall survive the completion of the offering of
Subject Securities under any registration statement provided for in this Section 9.15.

                           (f) All expenses  incident to Purchaser's  performance of or compliance  with this Section 9.15,  including, without  limitation,  all  registration  and filing fees,  fees and expenses of compliance  with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Subject  Securities),  rating agency fees, printing expenses,  messenger  and  delivery  expenses,  internal  expenses  (including,  without  limitation,  all salaries and expenses of its officers and employees  performing legal or accounting  duties),  the fees and expenses  incurred in connection with the listing of the securities to be registered on The Nasdaq Stock Market and all  securities  exchanges on which similar  securities  issued by Purchaser are then quoted or listed,  the fees and  disbursements  of counsel for  Purchaser and its  independent  certified  public  accountants
(including the expense of any special audit or comfort letters required by or incident to such  performance),  securities act liability insurance  (if  Purchaser  elects to obtain such  insurance),  the fees and  expenses of any special  experts  retained by Purchaser in connection with such registration,  and fees and expenses of other Persons retained by Purchaser,  in connection with each registration hereunder (but not including  discounts,  commissions,  fees or expenses  payable to underwriters  that are attributable to the Subject
Securities  offered on behalf of the Selling  Holder or the fees and  expenses of counsel for any selling  Holder)  (collectively,  the
"Registration Expenses") will be borne by Purchaser.
----------------------

                           (g) Purchaser  will also take such action as may be required to be taken under  applicable  blue sky laws in connection  with the issuance of Beta Common Stock  pursuant to this Agreement and in connection  with resale of Subject  Securities by
Holders  pursuant to the Shelf  Registration  Statement;  PROVIDED that Purchaser will not be required to become qualified as a foreign corporation in any jurisdiction.

8.16     Publicity.  Prior to the Closing  Date,  all notices to third  parties and all other  publicity  relating to the  transactions contemplated  by this  Agreement  shall be jointly  planned,  coordinated  and  approved by the Company,  and  Purchaser or Merger Sub;
provided, however, that such approval shall not be unreasonably withheld.

8.17     Exhibits.  The Exhibits,  Schedules and  Attachments  referred to herein are  incorporated  into this  Agreement by reference.
Such Exhibits,  Schedules and Attachments may be amended or modified by a party provided that the other party  ("Receiving  Party") has been furnished with a copy of the Amendment or modification to such Exhibit,  Schedule or Attachment;  provided,  however,  that if any such amendment shall materially adversely affect the economics,  financial or business considerations of the transactions  contemplated under this  Agreement as determined by the Receiving  Party,  such  Receiving  Party may terminate  this  Agreement in accordance  with
Section 8.1.4.

8.18     Entire Agreement.  This Agreement,  together with Exhibits,  Schedules and Attachments hereto, represents the entire agreement between the parties hereto with respect to the subject matter hereof and all prior  agreements,  understandings  or negotiations  shall be deemed  merged  herein.  No  representations,  warranties,  promises  or  agreements,  express or implied,  shall exist  between the parties, except as stated herein.

8.19

                  Currency  Amounts.  All references to dollar amounts in this Agreement  shall refer to, and be interpreted  solely as referring to, the dollar amount under the United States monetary system.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                                      BETA OIL & GAS, INC.
                                                      a Nevada corporation

                                                      By: /s/ J. Chris Steinhauser

                                                      Its: Chief Financial Officer

                                                       BETA ACQUISITION COMPANY, INC.
                                                      an Oklahoma corporation

                                                      By: /s/ J. Chris Steinhauser

                                                      Its: President

                                                      RED RIVER ENERGY, INC.
                                                      an Oklahoma corporation

                                                      By: /s/Rolf Hufnagel

                                                      Its: President

                                                      THE RED RIVER SHAREHOLDERS

                                                      /s/Rolf N. Hufnagel

                                                      /s/Robert E. Davis, Jr.

                                                      /s/Stephen J. Vogel

                                                      /s/Janet L. McGeehee

                                                      /s/Billy L. Baysinger, Jr.

                                                      /s/Brent A. Biggs

                                                      /s/Mark A. Biggs

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

        THIS FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (“First Amendment”) is made as of this 19th day of January, 2000, by and among Beta Oil & Gas, Inc., a Nevada corporation (“Purchaser”), Beta Acquisition Company, Inc., an Oklahoma corporation (“Merger Sub”), and Red River Energy, Inc., an Oklahoma corporation (“Company”), and the shareholders executing this Agreement, individually (collectively, “Red River Shareholders”). Unless otherwise defined in this First Amendment, all capitalized terms in this document shall have the same meaning as defined in the Merger Agreement.

R E C I T A L S

        A. The parties hereto have proposed that prior to the Closing Date, Purchaser issue in the respective names of the Red River Shareholders and deposit in escrow the total number of shares of Beta Common Stock to be issued to the Red River Shareholders at Closing as a condition of the obligations of the Company and the Red River Shareholders to consummate the Merger as contemplated under the Merger Agreement and to provide assurances to the Red River Shareholders that such shares will be received by them in connection with the consummation of the Merger;

        B. Purchaser is willing to issue and make a deposit in good faith of all of the shares of Beta Common Stock to be issued to the Red River Shareholders which will constitute the stock consideration (“Share Consideration”) to be paid by Purchaser under the Merger Agreement; and

        C. The parties to the Agreement and Plan of Merger, dated November 19, 1999 (“Merger Agreement”), wish to amend the Merger Agreement to provide for the issuance and deposit of such portion of the Share Consideration with an escrow agent mutually agreeable to the parties hereto.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Merger Agreement and agree as follows:

        1.    Issuance and Deposit of Portion of Share Consideration. The Merger Agreement is hereby amended to add a new Section 3.2.15 which shall read in its entirety as follows:

        “3.2.15 Escrow of Portion of Share Consideration. As of the Effective Date of the First Amendment to the Merger Agreement, Purchaser shall issue seven (7) stock certificates representing 2,250,000 shares of Beta Common Stock for the number of shares in the names of current Red River Shareholders as follows:

Name	Number of Shares
Rolf N. Hufnagel	1,440,000
Robert E. Davis, Jr.	360,000
Stephen J. Vogel	90,000
Janet L. McGehee	90,000
Billy L. Basinger, Jr	90,000
Brent A. Biggs	90,000
Mark A. Biggs	90,000

        The shares represented by such stock certificates shall constitute "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act of 1933, as amended ("the Act"). Such stock certificates shall contain a restrictive legend as to the restrictions on the transferability of such shares. Such certificates shall be deposited with, and held by H.T.C. Escrow Company,("Escrow Agent"), 730 Seventeenth Street, Suite 500, Denver, Colorado 80202, pursuant to the terms and provisions of the Escrow Agreement and Instructions ("Escrow Agreement") which is attached to this First Amendment in the form of Appendix A.

        The stock certificates shall be delivered by the Escrow Agent on the Closing Date to Rolf N. Hufnagel as the agent for the Red River Shareholders. If the Merger Agreement is terminated in accordance with the terms thereof prior to the consummation of the Merger, the stock certificates shall be redelivered by the Escrow Agent to Purchaser. Each of the parties hereto agrees to provide written instructions to the Escrow Agent to such effect.“

         During the period that the shares represented by the Stock Certificate as set forth above are held in escrow pending the consummation of the Merger, neither the Escrow Agent nor any of the Red River Shareholders shall have the right to vote such shares or dispose of such shares, except to the extent of the Escrow Agent's obligation to deliver or redeliver the shares as provided in the Escrow Agreement.

        2.    Effective Date. This First Amendment to the Merger Agreement shall be effective for all purposes as of January 14, 2000 ("Effective Date").

        3.    Amendment to Schedule A. Schedule A to the Merger Agreement is hereby amended as set forth on the Amended Schedule A attached hereto.

        4.    Authorization of Agent to Sign. By signing this First Amendment, the undersigned Red River Shareholders hereby authorize and empower Rolf N. Hufnagel as their agent to execute the Escrow Agreement on their behalf, to execute any instructions to the Escrow Agent that may be necessary or appropriate under the terms of this agreement or the Escrow Agreement and to act on their behalf by taking any and all action which may be required of them under the terms and provisions of the Escrow Agreement.

        5.    No Other Modifications. Except as modified by this First Amendment, there are no other changes or modifications to the Merger Agreement. The Merger Agreement, as of the date hereof, remains in full force and effect and is enforceable in accordance with the terms thereof, including the terms of this First Amendment.

        6.    Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Even though this First Amendment is executed by the parties on a later date, it shall be effective for all purposes as of the Effective Date.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        BETA OIL & GAS, INC.
                                        a Nevada Columbia corporation

                                        By: /s/ J. Chris Steinhauser

                                        Its:Chief Financial Officer

                                        BETA ACQUISITION COMPANY, INC.
                                        an Oklahoma corporation

                                        By: /s/ J. Chris Steinhauser

                                        Its: President

                                        RED RIVER ENERGY, INC.
                                        an Oklahoma corporation

                                        By: /s/ Rolf Hufnagel

                                        Its: President

                                        THE RED RIVER SHAREHOLDERS

                                        /s/Rolf N. Hufnagel

                                        /s/Robert E. Davis, Jr.

                                        /s/Stephen J. Vogel

                                        /s/Janet L. McGehee

                                        /s/Billy L. Baysinger, Jr.

                                        /s/Brent A. Biggs

                                        /s/Mark A. Biggs

Schedule A

To the First Amendment to Agreement and Plan of Merger

Dated January 19, 2000

Red River Shareholders

	RED RIVER	BETA
Rolf N. Hufnagel	640 Shares	1,440,000 Shares
Robert E. Davis, Jr.	160 Shares	360,000 Shares
Billy L. Baysinger, Jr.	40 Shares	90,000 Shares
Brent A. Biggs	40 Shares	90,000 Shares
Mark A. Biggs	40 Shares	90,000 Shares
Janet L. McGehee	40 Shares	90,000 Shares
Stephen J. Vogel	40 Shares	90,000Shares
Total	1,000 Shares	2,250,000 Shares

APPENDIX A

TO THE FIRST AMENDMENT TO AGREEMENT AND

PLAN OF MERGER DATED JANUARY 19, 2000

ESCROW AGREEMENT AND INSTRUCTIONS

TO:   H.T.C. ESCROW COMPANY

     Beta Oil & Gas, Inc., a Nevada corporation ("Company"), hereby delivers to you a stock certificates ("Stock Certificates") for 2,250,000 shares of its Common Stock $.001 par value ("the Shares") which have been issued for the number of Shares in the name of the current shareholders of Red River Energy, Inc. as follows:

Name	Number of Shares	Stock Certificate No.
Rolf N. Hufnagel	1,440,000
Robert E. Davis, Jr.	360,000
Stephen J. Vogel	90,000
Janet L. McGehee	90,000
Billy L. Basinger, Jr.	90,000
Brent A. Biggs	90,000
Mark A. Biggs	90,000

     The Shares represented by the Certificates are being deposited in an escrow account with you, as escrow agent, as a deposit made in good faith of the total stock consideration to be transferred to the shareholders of Red River Energy, Inc. in connection with the performance of the Company's obligations under the Plan of Merger and Agreement, dated November 19, 1999 as amended by the First Amendment to Agreement and Plan of Merger, dated January 19, 2000 ("Merger Agreement") prior to the closing of the merger transaction as contemplated under the Merger Agreement. The Certificates representing the Shares are to be held and delivered by you in accordance with the directions contained in Schedule A attached hereto and made a part hereof by this reference and on the terms and conditions as otherwise set forth in this Agreement.

     The Shares represented by the Stock Certificates are "restricted securities" within the meaning of Rule 144(a)(3) as promulgated under the Securities Act of 1933, as amended (the "Act"). The Stock Certificates contain a restrictive legend as to the restrictions on the transferability of the Shares.

     During the period that the Shares represented by the Stock Certificate, as set forth above, are held in escrow as provided in this Agreement, neither the Agent (as defined below) nor any of the shareholders of Red River Energy, Inc. named in the foregoing table shall have the right to vote the Shares or dispose of the Shares, except to the limited extent as directed in accordance with the instructions to the Agent in Schedule A attached hereto.

     The persons signing this Agreement are parties to the Merger Agreement and hereby represent that they have been duly authorized to sign this Agreement in the capacity as set forth in the signature page to this Agreement.

SECTION ONE
POSITION OF AGENT

     H.T.C. Escrow Company (hereafter "Agent") acts hereunder as a depositary only and is not a party to, or bound by, any of the terms of provisions of the Merger Agreement or any other agreement or undertaking which may be evidenced by, or arise out of, or which may relate to, the Shares deposited with it under the terms of this Agreement. Agent is not responsible or liable in any manner for the sufficiency, correctness, genuineness, or validity of the Shares represented by the Stock Certificates or the issuance thereof and undertakes no responsibility or liability for the form of execution of such Stock Certificates or the identity, authority, title or rights of any person executing or depositing the Stock Certificates as described in this Agreement.

SECTION TWO
LIABILITY OF AGENT

     Agent shall not be liable for any error of judgment or for any act done or omitted by it in good faith, or for anything which it may in good faith do or refrain from doing in connection herewith. No liability will be incurred by Agent if, in the event of any dispute or question as to the construction of the directions in Schedule A, it acts in accordance with the opinion of its legal counsel. The Company hereby agrees to indemnify Agent and to hold Agent harmless against any claims whatsoever in the event of any dispute between the Company and Red River Energy, Inc. or any of the Shareholders of Red River Energy, Inc., or with any third person with respect to this agreement and the Merger Agreement.

SECTION THREE
NOTICES OF DEFAULT

     All notices of default of any persons shall be given in writing to an officer of Agent. Unless written notice shall be so given, Agent shall not be required to take or be bound by notice of any default or to take action concerning such default. If written notice of default is properly given and Agent is required on receipt thereof to take any action with respect to such default, and such action involves any expense or liability, Agent shall not be required to take any such action, unless it is indemnified against such expense or liability in a manner satisfactory to it.

SECTION FOUR
DOCUMENTS

     Agent is authorized to act on any document believed by it to be genuine and to be signed by the proper party or parties, and will incur no liability in so acting.

SECTION FIVE
ADVERSE CLAIMS

     In the event of any disagreement or the presentation of adverse claims or demands in connection with, or for the Shares represented by, the Stock Certificates or any matter related to or affected thereby, Agent shall, at its option, be entitled to refuse to comply with any such claims or demands during the continuance of such disagreement and may refrain from delivering the Stock Certificates, and in so doing Agent shall not become liable to the Company or any party to the Merger Agreement or to any persons named in the attached schedules, or to any other person, due to its failure to comply with any such adverse claim or demand. Agent shall be entitled to continue, without liability, to refrain and refuse to act:

     (a)   Until all the rights of the adverse claimants have been finally adjudicated by a court having jurisdiction of the parties and the Shares represented by the Stock Certificates and any matter related to this Agreement or the Merger Agreement, after which time Agent shall be entitled to act in conformity with such adjudication; or

     (b)   Until all differences shall have been adjusted by agreement and Agent shall have been notified thereof and shall have been directed in writing signed jointly or in counterpart by the Company and by all persons making adverse claims or demands, at which time Agent shall be protected in acting in compliance therewith.

     Agent may, at its option, in the absence of a final adjudication or agreement between the parties, interplead the Stock Certificates representing the Shares held by Agent into the District Court for the City and County of Denver, State of Colorado, and shall be entitled to reimbursement for its reasonable attorney's fees in so doing.

SECTION SIX
COMPENSATION LIEN

     Agent agrees to serve without compensation under this Agreement. However, Agent shall have a first lien on the Shares represented by the Stock Certificates held by it under this Agreement for any costs, liability, expenses or fees it may reasonably incur as the consequence of its acting as Agent under this Agreement.

     Dated this 19th day of January, 2000.

                                THE COMPANY:

                                Beta Oil and Gas, Inc.,
                                a Nevada corporation

                                by:/s/J. Chris Steinhauser
                                   Chief Financial Officer

                                Red River Energy, Inc.,
                                an Oklahoma corporation

                                by:/s/Rolf N. Hufnagel
                                   Rolf N. Hufnagel, President

                               /s/Rolf N. Hufnagel
                               Rolf N.  Hufnagel,  individually  and
                               as  Agent for the Red  River  Shareholders
                               signatory to the Merger  Agreement as
                               authorized  by the First  Amendment to
                               the Merger Agreement, dated
                               January 19, 2000

     H.T.C. Escrow Company acknowledges receipt of your escrow letter of instructions of which the foregoing is a copy, and of the Stock Certificate representing the Shares as provided in the foregoing Escrow Agreement, and agrees to hold and deliver the Stock Certificate in accordance with the terms and conditions in the escrow letter of instructions and the directions contained in Schedule A attached to such Agreement.

     Dated this 19th day of January, 2000.

                                                      H.T.C. ESCROW COMPANY

                                                     by:/s/Denis B. Clanahan

SCHEDULE A

INSTRUCTIONS FOR HOLDING STOCK CERTIFICATE

     H.T.C. Escrow Company ("Agent") is hereby instructed to take possession of and hold Stock Certificate Numbers _____ through _____, inclusively, as identified in the Escrow Agreement and Instructions, dated January ____, 2000 ("Agreement") to which this Schedule A is attached.

     Agent shall hold such Stock Certificates until such time as Agent has received written instructions from the Company, Red River Energy, Inc. and Rolf N. Hufnagel, on his behalf and on behalf of all of the Red River Shareholders signatory to the Merger Agreement, as amended, which instructions shall have been signed by all such persons directing Agent as to the person to whom the items set forth in thisSchedule A should be delivered by the Agent.

     Upon delivery of the Stock Certificates, the parties to the Agreement as well as their respective attorneys shall sign such releases and indemnities as required by Agent and at such time Agent shall be discharged of any and all duties obligations required by it to be performed and any and all liabilities relating to or arising out of its duties and responsibilities under this Agreement and the discharge thereof.

     Dated this 19th day of January, 2000.

                                    THE COMPANY:

                                    Beta Oil and Gas, Inc.,
                                    a Nevada corporation

                                    by:/s/ J. Chris Steinhauser
                                       J. Chris Steinhauser
                                       Chief Financial Officer

                                    Red River Energy, Inc.,
                                    an Oklahoma corporation

                                    by:/s/ Rolf N. Hufnagel
                                       Rolf N. Hufnagel, President

                                    /s/ Rolf N. Hufnagel
                                    Rolf  N.  Hufnagel,  individually  and
                                    as  Agent  for the  Red  River
                                    Shareholders signatory  to the Merger
                                    Agreement  as  authorized  by the
                                    First  Amendment to the Merger Agreement,
                                    dated January 19, 2000

SECOND AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

        THIS SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (“Second Amendment”) is made as of this 14th day of February, 2000, by and among Beta Oil & Gas, Inc., a Nevada corporation (“Purchaser”), Beta Acquisition Company, Inc., an Oklahoma corporation (“Merger Sub”), and Red River Energy, Inc., an Oklahoma corporation (“Company”), and the shareholders executing this Agreement, individually (collectively, “Red River Shareholders”). Unless otherwise defined in this Second Amendment, all capitalized terms in this document shall have the same meaning as defined in the Merger Agreement, dated November 19, 1999.

R E C I T A L S

A. Since the date that the parties hereto entered into the Merger Agreement, certain developments have occurred which the parties hereto have determined necessitate that the Merger contemplated under such agreement be consummated in any event with only limited exceptions and the parties hereto intend that the terms and provisions of the Merger Agreement shall be binding on the parties hereto and subject to limited exceptions shall be specifically enforceable by any party to the Merger Agreement notwithstanding any provisions presently contained in the Merger Agreement to the contrary;

B. Such developments include without limiting the generality thereof (i) the payment by the Purchaser of auditor’s fees with respect the audit of the consolidated financial statements of Red River Energy, LLC and its subsidiaries for the year ended December 31, 1998 and the unaudited consolidated financial statements for Red River Energy, LLC and its subsidiaries for the nine month period ended September 30, 1998 and 1999, and (ii) the indication by the United States Securities and Exchange Commission (“Commission”) that the Preliminary Proxy Statement filed with the Commission on January 12, 2000 will be fully reviewed and the resulting delay to the Closing of the Merger Agreement that could result from such regulatory review;

C. The desire of the parties hereto to have certainty that, subject to certain exceptions as set forth in this Second Amendment, the transaction contemplated under the Agreement will be Closed and the Merger will be effectuated and as such enable the parties to proceed with the planned expenditures and development of the properties, implement and carry out the business plans and strategies for, and proceed with the conduct of the combined business operations and activities of the Purchaser and the Company on a going forward basis as though Merger Sub had merged with and into the Company and the Company was a wholly owned subsidiary of the Purchaser;

D. The parties hereto wish is to amend the Merger Agreement, as amended by the First Amendment to the Agreement and Plan of Merger, dated January 19, 2000, to extend date when the Merger Agreement will automatically be terminated if the Closing of the Merger has not been completed by a fixed date as provided in this Second Amendment; and

E. The parties in addition wish to amend Sections 3.1 and 3.2 of the Merger Agreement to provide that the Closing as contemplated under the Merger Agreement, as amended, will occur, and the Merger will be consummated, in any event on the Closing Date and at the Effective Time notwithstanding the satisfaction of the conditions set forth in Sections 3.1.1 through 3.1.15 and Sections 3.2.1 through 3.2.14 of the Merger Agreement to the contrary, except as otherwise provided in this Second Amendment.

        NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Merger Agreement, as previously amended, and agree as follows:

1. Amendments to Conditions of Closing. Sections 3.1 and 3.2 are hereby amended to provide that the obligations of the respective parties to Close as set forth under such Sections shall be subject only to the conditions that (i) no party has intentionally and fraudulently misrepresented or willfully breached any material representation or warranty made by such party to the other party as set forth in the Merger Agreement; (ii) no suit, action or other proceeding shall be pending or threatened as set forth in Sections 3.1.5 and 3.2.5 of the Merger Agreement; and (iii) the shareholders of the Purchaser shall have approved the Merger Agreement in accordance with the Purchaser’s Articles of Incorporation, its Bylaws and the General Corporation Law of Nevada. Otherwise, the conditions set forth in Sections 3.1.1 through 3.1.15 of the Merger Agreement shall be performed by the Company and the Red River Shareholder on or before the Closing Date but except as expressly provided in this Section 1 shall not be a condition of the Purchaser’s and Merger Sub’s obligation to close the transactions contemplated under the Merger Agreement on the Closing Date. Similarly, the conditions set forth in Sections 3.2.1 through 3.2.14 of the Merger Agreement shall be required to be performed by the Purchaser and Merger Sub on or before the Closing Date but except as expressly provided in this Section 1 shall not be a condition of the Company’s and the Red River Shareholders’ obligation to close the transactions contemplated under the Merger Agreement on the Closing Date.

2.Closing. The first sentence of Section 2.4 of the Merger Agreement shall be deleted and the following shall be in substitution therefor:

“The Closing Date shall occur on that date which is on or before three (3) days after the satisfaction and receipt of any and all required conditions and approvals as set forth in Section 1 of the Second Amendment to the Merger Agreement, but in no event shall the Closing occur later than December 31, 2000; provided, however, that notwithstanding anything contained in the foregoing to the contrary, the Closing Date shall occur no sooner than three (3) days after the date that Purchaser in using its reasonable best efforts has satisfied the requirements of Sections 3.2.12 and 3.2.13 or if the Closing has not occurred by June 30, 2000, the Closing shall not occur until three (3) days after such registration statement has been declared effective by the Commission; and provided further that so long as Purchaser has used its best efforts to file the registration statement as provided herein, and any delays in filing or having the registration statement declared effective are for any reason beyond Purchaser’s control and relate to delays by Red River, the Closing shall occur within three (3) days after the necessary conditions and approvals under Section 1 of the Second Amendment have occurred. At the Closing, the shares of Beta Common Stock as contemplated under Section 7.2.1 shall be delivered by the escrow agent consistent with the provisions of the First Amendment to the Merger Agreement and the Escrow Agreement and Instructions attached thereto.

Except as so amended, the remainder of Section 2.4 shall remain unmodified.

3.Amendment to Registration of Securities Section 9.15(b)(I) of the Merger Agreement is hereby amended to read in its entirety as follows:

“As soon as reasonably possible after filing the Definitive Proxy Statement, and no later than June 30, 2000, the Purchaser shall prepare and file with the Commission a Shelf Registration Statement for the purpose of registering the resale in the market from time to time of the Subject Securities by Holders or by potential assignees of such Holders to which all or part of such Holders' Subject Securities may be transferred in a No-Sale Transaction.

4.Amendment to Termination for Breach or Misrepresentation. Section 8.1.2 of the Merger Agreement is hereby amended to read in its entirety as follows:

“8.1.2 Prior to Closing Date. By the Company or Purchaser or Merger Sub if the other party shall have fraudulently and intentionally misrepresented any representation of a material nature or willfully breached any material warranty contained herein, and such misrepresentation or breach shall not have been cured by the earlier of (i) thirty (30) days after the giving of notice of such party of such misrepresentation or breach or (ii) the Closing Date.”

5. Amendment to Termination Date. Section 8.1.3 of the Merger Agreement is hereby amended to change the date of March 31, 2000, as referenced therein, to December 31, 2000, which shall be the date when either party by written notice to the other may terminate the Merger Agreement if the Closing shall not have occurred by such date. Except as amended by this Section 2, the provisions of Section 8.1.3 shall remain unmodified.

6. Deletion of Provision Relating to Termination. Section 8.1.4 of the Merger Agreement is hereby deleted in its entirety. As a consequence of such deletion, Section 8.1.5 of the Merger Agreement is hereby renumbered as Section 8.2 and any reference therein to Section 8.1.5 shall be deemed to refer to Section 8.2.

7.Specific Performance. A new Section 9.20 shall be added to the Merger Agreement which shall read in its entirety as follows:

“9.20 Specific Performance. In the event either party breaches any provision of this Agreement, fails to perform or is in breach of any covenant contained in this Agreement, or makes a misrepresentation of any representation or breaches any warranty contained in this Agreement which does not involve a fraudulent or intentional misrepresentation of a material fact or a willful breach of a material warranty, the nonbreaching party’s sole recourse shall be the right to seek specific performance of the Merger Agreement in a court of competent jurisdiction having jurisdiction over the breaching party; provided, however, that the nonbreaching party shall be entitled to the remedies set forth in Sections 9.12 or 9.13, whichever section is applicable to the party which is not in breach of this Agreement. If the misstatement or breach of a representation or warranty involves a fraudulent or intentional misrepresentation of a material fact or a willful breach of a material warranty, the nonbreaching party shall have the right to terminate this Agreement in accordance with Section 8.1.2 or shall be entitled to seek specific performance of this Agreement as provided in this Section 9.20.”

8.Effective Date. This Second Amendment to the Merger Agreement shall be effective for all purposes as of February 14, 2000 ("Effective Date").

9.No Other Modifications. Except as modified by this Second Amendment, there are no other changes or modifications to the Merger Agreement, as previously amended. The Merger Agreement, as previously amended, remains in full force and effect and is enforceable in accordance with the terms thereof, including the terms of this Second Amendment,

10.Counterparts. This Second Amendment may be signed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        Even though this Second Amendment is executed by the parties on a later date, it shall be effective for all purposes as of the Effective Date.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

BETA OIL & GAS, INC.
a Nevada corporation
By: /s/Steve Antry Steve Antry
Its: President
BETA ACQUISITION COMPANY, INC.
an Oklahoma corporation
By: J. Chris Steinhauser
Its: President
RED RIVER ENERGY, INC.
an Oklahoma corporation
By: /s/Rolf Hufnagel
Its: Rolf Hufnagel
THE RED RIVER SHAREHOLDERS
/s/Rolf N. Hufnagel
Rolf N. Hufnagel
/s/Robert E. Davis, Jr.
Robert E. Davis, Jr.
/s/Stephen J. Vogel
Stephen J. Vogel
/s/Janet L. McGeehee
Janet L. McGeehee
/s/Billy L. Baysinger, Jr.
Billy L. Baysinger, Jr.
/s/Brent A. Biggs
Brent A. Biggs
/s/Mark A. Biggs
Mark A. Biggs

ANNEX B

Red River Energy, Inc.
and Subsidiaries

Consolidated Financial Statements
For the Years Ended
December 31, 1998 and 1999
and the Three Months Ended March 31, 1999 and 2000 (Unaudited)

INDEX TO FINANCIAL STATEMENTS

Page
Independent Auditor's Report.............................................	B-2
Consolidated Balance Sheets - December 31, 1998, 1999 and March 31, 2000 (unaudited).................	B-3
Consolidated Statements of Operations - For the Years Ended December 31, 1998 and 1999 and For the Three Months Ended March 31, 1999 and 2000 (unaudited) ........	B-4
Consolidated Statement of Stockholders' Equity - For the Years Ended December 31, 1998 and 1999 and For the Three Months Ended March 31, 2000 (unaudited)........................................................	B-5
Consolidated Statements of Cash Flows - For the Years Ended December 31, 1998 and 1999 and For the Three Months Ended March 31, 1999 and 2000 (unaudited).............	B-6
Notes to Consolidated Financial Statements..........................................................	B-7

INDEPENDENT AUDITOR'S REPORT

The Stockholders and Board of Directors
Red River Energy, Inc.
Tulsa, Oklahoma

We have audited the consolidated balance sheets of Red River Energy, Inc. and subsidiaries as of December 31, 1998 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Red River Energy, Inc. and subsidiaries as of December 31, 1998 and 1999 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/S/ HEIN + ASSOCIATES LLP

HEIN + ASSOCIATES LLP
Certified Public Accountants

Orange, California

February 16, 2000

RED RIVER ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                                             December 31,           December 31,            March 31,
                                                                                                 1998                   1999                  2000
                                                                                           ------------------    -------------------    ------------------
                                                                                                                                            (unaudited)
                    ASSETS
                    Current Assets:
                        Cash                                                              $         48,980      $        366,653       $        470,063
                        Accounts receivable                                                        335,002               308,572                336,654
                        Advance on drilling contract                                                30,000               -                      -
                        Prepaid expenses                                                           -                         600                 23,948
                                                                                          ----------------       ---------------       ----------------
                            Total current assets                                                   413,982               675,825                830,665

                   Oil and Gas Properties, at cost (full cost method)
                        Evaluated properties                                                     5,224,845             5,897,603              6,000,615
                        Unevaluated properties                                                   1,143,656             2,708,661              2,803,122
                        Less – accumulated amortization of full cost pool                    (137,936)             (548,334)              (656,290)
                                                                                          ----------------       ---------------       ----------------
                            Net oil and gas properties                                           6,230,565             8,057,930              8,147,447

                   Other Operating Property and Equipment, at cost
                        Gas gathering system                                                        -                  1,303,160              1,306,173
                        Support equipment                                                        1,012,335             1,096,415              1,116,615
                        Less – accumulated depreciation                                            (38,118)             (201,315)              (266,657)
                                                                                          ----------------       ---------------       ----------------
                            Net other operating property and equipment                             974,217             2,198,260              2,156,131

                   Furniture, Fixtures and Equipment, net                                           39,316                28,194                 29,884
                                              Other assets                                         -                       8,818                  8,818
                                                                                          ----------------       ---------------       ----------------
                                              Total Assets                                $      7,658,080      $     10,969,027       $     11,172,945
                                                                                          =================     ================       ================

                    LIABILITIES AND STOCKHOLDERS’ EQUITY
                   Current Liabilities:
                        Current portion of long-term debt                                 $         68,424      $      2,233,176       $      2,246,317
                        Accounts payable, trade                                                    303,931               161,329                280,389
                        Accounts payable, related party                                             95,931                57,023                 63,818
                        Accrued interest                                                            36,154               126,989                156,488
                        Other accrued liabilities                                                    2,300                60,855                 48,077
                                                                                          ----------------       ---------------       ----------------
                            Total current liabilities                                              506,740             2,639,372              2,795,089

                   Long-Term Debt, less current portion                                          6,421,095             7,767,386              7,742,804
                                                                                          ----------------       ---------------       ----------------
                        Total liabilities                                                        6,927,835            10,406,758             10,537,893

                   Commitments (Note 8)                                                            -                     -                      -

                   Stockholders’ Equity
                        Common stock, $1.00 par value, 50,000 shares authorized,
                          1,000 shares issued and outstanding                                        1,000                 1,000                  1,000
                        Additional paid-in capital                                               1,238,911             1,255,500              1,255,500
                        Accumulated deficit                                                       (509,666)             (694,231)              (621,448)
                                                                                          ----------------       ---------------       ----------------
                                                Total stockholders’ equity                         730,245               562,269                635,052
                                                                                          ----------------       ---------------       ----------------
                               Total Liabilities and Stockholders’ Equity                 $      7,658,080      $     10,969,027       $     11,172,945
                                                                                          ================      ================       ================

See accompanying notes to consolidated financial statements.

RED RIVER ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            For the years ended                      For the three months ended
                                                                  December 31,                                  March 31,
                                                           1998                   1999                  1999                   2000
                                                    -------------------    -------------------    ------------------    -------------------
                                                                                                     (unaudited)           (unaudited)
Revenues:
     Oil and gas sales                              $        865,356       $      2,852,121       $        499,635      $        972,127
     Field services                                           -                     336,637                -                     137,220
         Total revenue                                       865,356              3,188,758                499,635             1,109,347

Costs and Expenses:
     Oil and gas production costs                            316,533              1,148,421                315,624               318,652
     Field services                                           -                     148,354                -                      60,549
     General and administrative                              685,573                980,627                261,074               329,281
     Depreciation, depletion and amortization
       expense                                               182,747                586,095                 97,892               176,321
         Total costs and expenses                          1,184,853              2,863,497                674,590               884,803

Income (Loss) From Operations                               (319,497)               325,261               (174,955)              224,544

Other Income (Expense):
     Gain (loss) on sale of fixed assets                     (20,000)                 2,438                  2,438               -
     Interest expense, net                                  (168,851)              (512,264)              (104,757)             (151,761)
     Other, net                                               (1,318)               -                          214               -
         Total other income (expense)                       (190,169)              (509,826)              (102,105)             (151,761)

Net Income (Loss)                                    $      (509,666)      $       (184,565)      $       (277,060)     $         72,783

See accompanying notes to consolidated financial statements.

RED RIVER ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1999 AND FOR THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                                                                    Additional                                          Total
                                                                        Common Stock                Paid-in               Accumulated                Stockholders’
                                                            Shares               Amount             Capital               Deficit                       Equity
                                                            ----------------     ----------------   -------------------   --------------------   ---------------------

    Common stock issued to form the company                          1,000       $        1,000     $        379,000      $          -           $        380,000

    Contribution of equipment by officers                            -                    -                  774,000                 -                    774,000

    Contribution of salaries by stockholders                         -                    -                  217,800                 -                    217,800

    Additional cash contributions by officers                        -                    -                   38,565                 -                     38,565

    Distributions to stockholders                                    -                    -                 (170,454)                -                   (170,454)

        Net loss                                                     -                    -                 -                    (509,666)               (509,666)

    Balances, December 31, 1998                                      1,000                1,000            1,238,911             (509,666)                730,245

    Contribution of salaries by stockholders                         -                    -                  151,200                 -                    151,200

    Distributions to stockholders                                    -                    -                 (134,611)                -                   (134,611)

        Net loss                                                      -                   -                  -                     (184,565)             (184,565)

    Balances, December 31, 1999                                      1,000                1,000            1,255,500               (694,231)              562,269

        Net income (unaudited)                                        -                   -                  -                       72,783                72,783

    Balances, March 31, 2000 (unaudited)                             1,000       $        1,000     $      1,255,500      $        (621,448)     $        635,052

See accompanying notes to consolidated financial statements.

RED RIVER ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  for the years ended                     for the three months ended
                                                                        December 31,                                March 31,
                                                                1998                  1999                  1999                  2000
                                                         -------------------    ------------------    ------------------    ------------------
Cash Flows From Operating Activities:                                                                    (unaudited)           (unaudited)
     Net income (loss)                                   $       (509,666)      $       (184,565)     $       (277,060)     $         72,783
 Adjustments to reconcile net loss to net cash
    provided by (used in) operating activities:
         Depreciation, depletion, and amortization
                                                                  182,747                586,095                97,892               176,321
         Contribution of salaries by stockholders
                                                                  217,800                151,200                69,300               -
         (Gain) loss on sale of equipment                          20,000                 (2,438)               (2,438)              -
     (Increase) decrease in:
         Accounts receivable                                     (335,002)                26,430                96,273               (28,082)
         Advance in drilling contract                             (30,000)                30,000                30,000               -
         Prepaid expenses                                         -                         (600)                 (320)              (23,348)
         Other assets                                               -                     (8,818)              -                     -
     Increase (decrease) in:
         Accounts payable, trade                                  303,931               (142,602)              (32,660)              119,060
         Accounts payable, related party                           95,931       1        (38,908)              -                       6,795
         Accrued interest                                          36,154                 90,835               (29,009)               29,499
         Other accrued liabilities                                  2,300                 58,555                18,511               (12,778)
 Net cash provided by (used in) operating activities
                                                                  (15,805)               565,184               (29,511)              340,250

Cash Flows From Investing Activities:
     Capital expenditures for:
         Evaluated oil and gas property                        (5,224,845)              (672,758)             (643,156)             (103,012)
         Unevaluated oil and gas property                      (1,127,656)            (1,565,005)             (818,385)              (94,461)
         Gas gathering system                                       -                 (1,303,160)           (1,254,399)               (3,013)
         Support equipment                                       (284,335)              (106,623)              (95,007)              (20,199)
         Furniture, fixtures and equipment                        (46,009)                (1,378)                                     (4,714)
     Proceeds from sale of property and equipment
                                                                   10,000                 24,981                24,981               -

     Net cash (used in) investing activities                   (6,672,845)            (3,623,943)           (2,785,966)             (225,399)

Continued
See accompanying notes to consolidated financial statements.

RED RIVER ENERGY, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Continued)

                                                                   For the years ended                      For the three months ended
                                                                        December 31,                                  March 31,
                                                                1998                  1999                  1999                  2000
                                                         -------------------    ------------------    ------------------    ------------------
Cash Flows From Financing Activities:                                                                    (Unaudited)        (unaudited)
     Cash borrowings from line of credit                        6,274,734              3,584,729             2,852,175               -
     Issuance of notes payable                                    345,000                 -                    -                     -
     Principal payments on borrowings                            (130,215)               (73,686)              (38,322)              (11,441)
     Proceeds from sale of stock                                  380,000                 -                    -                     -
     Capital contributions                                         38,565                 -                    -                     -
     Distributions to stockholders                               (170,454)              (134,611)               (7,695)              -
     Net cash provided (used) by financing
        activities                                              6,737,630              3,376,432             2,806,158               (11,441)

Increase in Cash and Cash Equivalents
                                                                   48,980                317,673                (9,319)              103,410

Cash and Cash Equivalents, at beginning of period
                                                                   -                      48,980                48,980               366,653

Cash and Cash Equivalents, at end of period
                                                         $         48,980       $        366,653                39,661      $        470,063

Supplemental Disclosure of Cash Flow Information
     Cash paid for:
         Interest                                        $        152,342       $        499,380      $        140,911      $        149,199

     Non-cash investing and financing transactions:
         Assets contributed by stockholders              $        774,000       $         -           $        -            $        -

                                                RED RIVER ENERGY, INC. AND SUBSIDIARIES

                                              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                      (Information subsequent to December 31, 1999 is unaudited)

1.     Nature of Operations:

    Red River Energy,  LLC ("Red River Energy") was incorporated in the State of Oklahoma in November 1997, with operations  commencing in February  1998, to engage in the business of oil and gas  exploration,  acquisition,  production,  development,  marketing,  and transportation in the United States.

    The Company  also  conducts  business  through its  subsidiaries  TCM,  LLC ("TCM") and Red River Field  Services,  LLC ("Red River
    Field").  TCM was formed by Red River  Energy and was  incorporated  in the State of  Oklahoma in November  1997,  with  operations commencing  in August  1998,  to explore,  produce,  market,  and  transport  coal bed  methane gas from leases  located in Eastern
    Oklahoma.  Red River Field was  incorporated  in the State of Oklahoma in March 1999 to market and  transport  gas  produced by Red
    River Energy and others from leasehold interests located in Eastern Oklahoma.

    In November 1999, the members of Red River Energy exchanged their units of ownership interest for stock in Red River Energy, Inc.
    (Red River) an Oklahoma corporation that has elected to be taxed as an S corporation. As a result of this transaction, Red River is now the parent of Red River Energy and the former members of Red River Energy now own all of the issued and outstanding stock of Red River.

    Also in November 1999, Red River entered into a binding Agreement and Plan of Merger with Beta Oil & Gas Inc. (Beta).  The merger consideration consists of Beta common stock.  Under the agreement, Beta has also agreed to guarantee certain of the Company's bank indebtedness.  Upon closing of the agreement, the shareholders of Red River will convert all issued and outstanding common stock into 2.25 million shares of Beta common stock.  Completion of the agreement is contingent upon approval by Beta shareholders.

2.     Summary of Significant Accounting Policies:

    Principles of  Consolidation - The  consolidated  financial  statements  include the accounts of Red River and  subsidiaries  ("the
    Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

    TCM has 1,000 member units outstanding at December 31, 1999 with 800 units owned by the Company and 200 units owned individually by a stockholder of the Company as a minority interest.  Upon formation of TCM, the Company committed to contribute cash and assets to be used on establishing and developing TCM.  The minority member contributed cash of $20.  For the additional cash and assets contributed, the Company received no additional ownership units.  Under the operating agreement, the Company is to receive all income and losses of TCM until such time as the total amount of income allocated to the Company equals the amount of cash, service, and equipment contributions made to TCM.  Thereafter, profits and losses of TCM will be allocated to the two owners in proportion to their respective ownership interests.  Distributions are limited to available cash as defined in the operating agreement.

       Use of Estimates - The preparation of the Company's  consolidated  financial  statements in conformity  with generally  accepted accounting  principles  requires the Company's  management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes.  Actual results could differ from those estimates.

       The Company's  financial  statements  are based on significant  estimates  including the selection of useful lives for property, plant and equipment,  and oil and gas reserve quantities which form the basis for the calculation of amortization and impairment of oil and gas  properties.  Management  emphasizes that reserve  estimates are inherently  imprecise and that estimates of more recent discoveries are more imprecise than those for properties with long production histories.

       Oil and Gas  Properties - The Company  follows the full cost method of  accounting  for oil and gas  producing  activities  and, accordingly,  capitalizes all costs incurred in the acquisition,  exploration, and development of proved oil and gas properties, including the costs of abandoned  properties,  dry holes,  geophysical  costs, and annual lease rentals.  All general  corporate costs are  expensed as  incurred.  In general,  sales or other  dispositions  of oil and gas  properties  are  accounted  for as adjustments to capitalized  costs,  with no gain or loss recorded.  Amortization of evaluated oil and gas properties is computed on the units of  production  method  based on all  proved  reserves  on a country  by  country  basis.  Unevaluated  oil and gas properties are assessed for impairment  either  individually or on an aggregate  basis.  The net capitalized  costs of evaluated oil and gas properties (full cost ceiling  limitation) are not to exceed their related estimated future net revenues  discounted at 10%, and the lower of cost or estimated fair value of unproved properties, net of tax considerations.

       Joint Ventures - All exploration and production activities are conducted jointly with others and, accordingly, the accounts reflect only the Company's proportionate interest in such activities.

       Revenue Recognition - The Company recognizes oil and gas sales upon delivery to the purchaser.

       Furniture,  Fixtures and  Equipment - Furniture,  fixtures,  and equipment are stated at cost.  Provision for  depreciation  and amortization on property and equipment is calculated using the straight-line  and accelerated  methods over the estimated useful lives (ranging from 3 to 5 years) of the respective  assets.  The cost of normal maintenance and repairs is charged to operating expense as incurred.  Material  expenditures,  which increase the life of an asset,  are capitalized  and  depreciated  over the estimated  remaining  useful  life of the asset.  The cost of  properties  sold,  or  otherwise  disposed  of,  and the  related accumulated  depreciation  or  amortization  are removed  from the  accounts,  and any gain or losses are  reflected  in current operations.

       Impairment of Long-Lived Assets - In the event that facts and circumstances  indicate that the costs of long-lived assets, other than oil and gas  properties,  may be impaired,  an  evaluation  of  recoverability  would be  performed.  If an  evaluation  is required,  the estimated  future  undiscounted  cash flows  associated with the asset would be compared to the asset's  carrying amount to determine  if a  write-down  to market value or  discounted  cash flow value is  required.  Impairment  of oil and gas properties is evaluated subject to the full cost ceiling as described under oil and gas properties.

       Income Taxes - No provision  has been made for income taxes since the Company has elected to be taxed as an "S  Corporation"  as defined in the Internal  Revenue Code.  The Company's  shareholders  will report the Company's  taxable  income or loss on their individual tax returns.

    Concentrations  of Credit Risk - Credit risk  represents  the  accounting  loss that would be recognized  at the reporting  date if counterparties  failed  completely to perform as contracted.  Concentrations  of credit risk (whether on or off balance sheet) that arise from financial  instruments exist for groups of customers or counter parties when they have similar economic  characteristics that would cause their ability to meet contractual  obligations to be similarly affected by changes in economic or other conditions described  below.  In  accordance  with FASB  Statement  No. 105,  Disclosure  of  Information  about  Financial  Instruments  with
    Off-Balance-Sheet  Risk and Financial  Instruments  with  Concentrations  of Credit Risk, the credit risk amounts shown in cash and accounts receivable do not take into account the value of any collateral or security.

    The  Company  operates  primarily  in the oil and gas  industry  within the United  States.  Oil and gas sales are based  solely on short-term purchase contracts from three customers with related accounts receivable subject to credit risk.

    Fair Value of  Financial  Instruments  - The  estimated  fair  values for  financial  instruments  under FASB  Statement  No.  107,
    Disclosures  about Fair Value of  Financial  Instruments,  are  determined  at  discrete  points in time based on  relevant  market information.  These estimates  involve  uncertainties  and cannot be determined  with  precision.  The estimated fair values of the
    Company's financial  instruments,  which includes all cash, accounts receivable,  accounts payable, and long term debt approximates the carrying values in the financial statements at December 31, 1998 and 1999.

    Hedging  Activities - The Company uses  derivative  commodity  instruments to manage  commodity  price risk  associated with future natural gas and crude oil  production,  but does not use them for  speculative  purposes.  The  Company's  commodity  price hedging program utilizes swap contracts.  To qualify as a hedge,  these contracts must correlate to anticipated future production such that the  Company's  exposure to the  effects of  commodity  price  changes is reduced.  The gains and losses  related to these  hedging transactions  are recognized as adjustments to revenue recorded for the related  production.  No such contracts were outstanding as of December 31, 1998. As of December 31, 1999,  the Company had  contracts  expiring on March 31, 2000 on the sale of 315,000 Mmbtu of gas at an average price of $2.62 per Mmbtu.  Effective April 1, 2000, the Company has committed to sell 225,000 Mmbtu of natural gas at a price of $2.46 per Mmbtu and 108,000  Mmbtus at a price of $2.49 per Mmbtu through June 30,2000.  Effective  July 1, 2000, the  Company  has  committed  for one year to sell  985,500  Mmbtu of  natural  gas at a price of $3.085  per  Mmbtu,  representing approximately 60% of Red River's average daily gas production.

    Statement of Cash Flows - For purposes of the statement of cash flows,  the Company  considers  all highly liquid debt  instruments purchased with an original maturity of three months or less to be cash equivalents.

    Impact of Recently Issued Standards - In June 1998, the Financial Accounting Standards Board issued Statement of Financial
    Accounting Standards No. 133 (FASB133), "Accounting for Derivative Instruments and Hedging Activities."  This statement was effective for fiscal years beginning after June 15, 1999.  However, in July 1999, FASB137 was issued delaying the effective date of FASB133 for one year, to fiscal years beginning after June 15, 2000.  FASB133 requires that an entity recognize all derivatives as assets or liabilities in the statement of financial position and measure their instruments at fair value. The Company has not yet determined the impact of FASB133 on its financial statements.

Segment  Information  - The  Company  has adopted  SFAS 131,  "Disclosure  about
Segments of an Enterprise and Related Information." As defined in that Standard, the Company operates in only one segment, oil and gas exploration.

Interim Financial Information - The March 31, 1999 and 2000 financial statements have been prepared by the Company  without audit.  In the opinion of management, the accompanying  financial  statements  contain all adjustments  (consisting of only  normal  recurring  accruals)  necessary  for a  fair  presentation  of the
Company's  financial position as of March 31, 2000 and the results of operations and cash flows for the three months ended March 31,1999 and 2000. The results of operations  for the three  month  periods  ended March 31, 1999 and 2000 are not necessarily  indicative  of those that will be  obtained  for the entire  fiscal year.

3.     Basis of Presentation:

       As reflected in the accompanying financial statements, the Company has incurred net losses of $509,666 and $184,565 for the years ending December 31, 1998 and 1999, respectively and has negative working capital of $1,963,547 as of December 31, 1999.
       Net losses of $376,634 and $483,826 for the years ended December 31, 1998 and 1999, respectively, and negative working capital of $2,255,980 as of December 31, 1999 are attributable to TCM.  As discussed in Note 7, the Company is in the process of renegotiating the payment terms of TCM's loan with an energy financial services company.  If the Company is unsuccessful and becomes in default under the loan, the lender's recourse is solely to certain assets of TCM.  The remainder of the Company's operations are profitable and are generating sufficient cash flows to pay the Company's obligations as they come due and, in management's opinion, will continue to do so for at least the next year.

4.     Summary of Oil and Gas Operations:

       Property Acquisitions - In July 1998, the Company acquired a 97.4% working interest (80.0% net revenue interest) in a producing oil and gas prospect in Central Oklahoma for a cash payment of $5,258,000.  The property includes a 30,160-acre unit producing from 22 active wells.  In March 1999, the Company acquired an 85.0% working interest (68.0% net revenue interest) in 7,500 acres that are currently producing from 45 active wells in Eastern Oklahoma for a cash payment of $1,950,000.  The property also includes a gas gathering system consisting of 40 miles of pipeline transporting gas produced to Eastern Oklahoma.

       Full Cost Amortization Expense - Amortization expense amounted to $137,936, $410,398, and 107,955 for the years ended December
       31, 1998 and 1999 and the three month period ended March 31, 2000, respectively.  Amortization expense per equivalent units of oil and gas produced amounted to $1.58, $2.21 and $2.26 per barrel for the years ended December 31, 1998, 1999 and for the three month period ended March 31, 2000, respectively.  Natural gas is converted to equivalent units of oil on the basis of six
       MCF of gas to one equivalent barrel of oil.

       Unevaluated Oil and Gas Properties - The Company is currently developing a 76 well coal bed methane project located in Eastern
       Oklahoma.  As of March 31, 2000, the evaluation of the property had not been completed through exploration, and therefore is not included in the depletion base.  The completed wells are currently producing gas and water and have generated revenue of
       $168,518 and $42,256 during the year ended December 31, 1999 and the three months ended March 31, 2000, respectively, but it has not yet been determined whether the wells will produce gas in commercial quantities.

       The Company is in the process of testing various completion techniques in an effort to effectively de-water the coal beds and optimize gas production.  It is estimated that six to nine months of additional operational data will be required to effectively evaluate the properties.  Drilling is expected to continue on the prospects through the year ended December 31,
       2000 and in future periods.  As the prospect is evaluated through future drilling and testing operations, the property development and exploration costs associated with the wells drilled will be transferred to evaluated properties and included in the depletion base.

       Capitalization  of Interest - For the years ended  December  31, 1998 and 1999 and the three month  period ended March 31, 2000, the Company capitalized interest costs of $18,896,  $176,498 and $54,131,  respectively,  related to the unevaluated oil and gas properties' exploration activities.

       Costs Included in Oil and Gas Producing Activities - Costs incurred in oil and gas producing activities, all of which have been in the United States, are as follows:

                                                                    December 31,                      March 31,
                                                            1998                  1999                  2000
                                                        ---------------------------------       ------------------
                                                                                                     (unaudited)

                 ---------------------------------
                        Property acquisition          $     5,224,845       $       672,758       $        -
                 ---------------------------------

                 ---------------------------------
                        Exploration                   $     1,143,656       $     1,565,005       $       197,473
                 ---------------------------------

                 ---------------------------------
                        Development                   $        -            $        -                    -
                 ---------------------------------

                 ---------------------------------

5.     Other Operating Property and Equipment:

    Other operating property and equipment are the 40 miles of pipeline acquired during 1999 in Eastern Oklahoma and specific equipment and vehicles related to the oil and gas activities purchased in 1998 and 1999.  During the years ended December 31, 1998 and 1999 and the three month period ended March 31, 2000, the Company recorded depreciation expense of $38,118, $163,197 and
    13,078, respectively.

    At March 31, 2000,  support  equipment with a net book value of $705,000 was classified as idle. In management's  opinion,  the net book value of the idle equipment is not in excess of net realizable value.

6.    Furniture, Fixtures and Equipment:

      Property and equipment consisted of the following:

                                                                  December 31,                         March 31,
              --------------------------------
                                                          1998                   1999                    2000
              --------------------------------     -------------------    --------------------    --------------------
                                                                                                      (unaudited)
              --------------------------------

              --------------------------------
              Office equipment                     $         40,000       $         40,000                  40,000
              --------------------------------
              Computer equipment                              6,009                  7,387                  12,102
              --------------------------------
              Less- Accumulated depreciation
                                                             (6,693)               (19,193)                (22,218)
              --------------------------------
                                                   $         39,316       $         28,194        $         29,884
              --------------------------------

              --------------------------------

    During the years ended December 31, 1998 and 1999 and the three months ended March 31, 2000, the Company recorded depreciation expense of $6,693, $12,500 and $3,025, respectively.

7.       Long-Term Debt:

    Long-term debt consisted of the following:

                                                                        December 31,                       March 31,
                                                                1998                   1999                  2000
                                                        ------------------    -------------------    ------------------
                                                                                                          (unaudited)

       Note   payable   under  a   revolving   credit
       agreement,   due   July  31,   2001,   bearing
       interest at the prime rate minus .25%  (7.627%
       at  December  31,  1999),   accrued   interest
       payable     monthly,     collateralized     by
       substantially   all  oil  and  gas  properties
       owned by Red River Energy and Red River Field.

                                                          $      5,413,000      $      7,694,676       $      7,694,676
                                                          ----------------      ----------------       ----------------

       -----------------------------------------------
       Note   payable   under  a   revolving   credit
       agreement,  monthly  payments of principal and
       accrued  interest  equal  to  100%  of the net
       production   proceeds  of  specific  coal  bed
       methane  wells,  final payment on  outstanding
       principal  and  interest  due July  31,  2002,
       bearing  interest at the prime rate plus 1.50%
       (8.50% at December 31,  1999),  collateralized
       by certain assets of TCM.

                                                                   861,734             2,165,234              2,165,234
                                                           ---------------      ----------------        ----------------

                                                                        December 31,                       March 31,
                                                               1998                   1999                  2000
                                                      -----------------------------------------------    ------------------
                                                                                                          (unaudited)
       Note payable,  due in monthly  installments of
       $6,845  including  interest of 7.50%  maturing
       on October 31, 2001, unsecured.
                                                                   214,785               140,652                129,211

                                                              $  6,489,519            10,000,562              9,989,121
                                                              ------------        ---------------        --------------
                Less current portion                                68,424             2,233,176              2,246,317

                                                          $      6,421,095      $      7,767,386              7,742,804
                                                          ================      ================         ==============

The  $7,694,676  note at March 31, 2000 arises  from a credit  agreement  with a commercial  bank for Red River  Energy that  provides  for  maximum  outstanding borrowings  aggregating $25 million and maturing on July 31, 2001. The aggregate amount  of  advances  under the  revolving  credit  agreement  is  limited  to a collateral  borrowing  base of $5.8  million at  December  31,  1998 and $9.2 at
December  31, 1999 and March 31,  2000.  The  shareholders  have  committed to a limited  personal  guarantee  of the  repayment  of the credit  agreement  up to
$800,000.  Under the terms of the agreement, the Company is required to maintain certain ratios and be in compliance with other covenants. At March 31, 2000, the
Company was not in compliance with certain covenants. The Company has obtained a waiver that waives compliance with such covenant through April 1, 2001.
The $2,165,234 note at March 31, 2000 arises from a credit agreement  between an energy financial services company and TCM which provides for maximum outstanding borrowings  aggregating  $2.5 million and  maturing on July 31, 2002.  Under the terms of the  agreement,  TCM may make  periodic  draws to fund  specific  costs incurred in developing  certain coal bed methane wells. Also, TCM is required to make monthly  repayments of principal and accrued  interest equal to 100% of the net  production  proceeds of specific coal bed methane gas wells.  The agreement allows for the deferral of the required  monthly  repayments  if the purchase of
the  production  from  those  wells  does  not  meet  specific   percentages  of
production. However, if outstanding borrowings on the agreement are greater than
90%, 50%, and 25% of the total  borrowings made under the agreement at March 31,
2000 and July 31, 2000,  2001, and 2002,  respectively,  then TCM is required to make  additional  payments  equal  to the  difference  between  the  outstanding borrowings  at the date and the specific  percentage  of total  borrowings  made under the agreement.

TCM has also granted to the lender an undivided 2% overriding  royalty  interest in the coal bed methane gas wells.  The overriding  royalty  interest is reduced
(to a minimum of 1-7/12%) if the borrowings are repaid prior to specified  dates and,  may be  increased  (to a maximum  of 3%) if  borrowings  are not repaid by specific  dates. No value has been assigned to the overriding  royalty  interest because  the  properties  are  still  being  evaluated.  At the  time  that  the properties  are evaluated and  overriding  royalties are due, TCM will treat the payments as additional  interest expense to the extent paid. For the years ended
December 31, 1998 and 1999 and the three months ended March 31, 2000, there have been no overriding royalty payments made to the lender.

The  Company did not make the March 31 payment  and does not  currently  believe that they will be able to make the July 31, 2000 payment.  The Company is in the process of  renegotiating  the payment terms of the loan and,  while the Company believes they will be  successful,  there are no  assurances  of their  success.
Therefore,  the entire balance of the line of credit is classified as current at
December 31, 1999 and March 31, 2000.

    Scheduled maturities of notes payable and long-term debt are as follows:

                                 Years Ending December 31,                          Amount
                                                                      ---------------------
                                            2000                               2,233,176
                                            2001                               7,767,386
                                           Total                              10,000,562

8.    Commitments:

Lease Commitments - The Company leases office space in Oklahoma and certain vehicles under long-term operating leases. The Company's leases include the cost of real property taxes. Insurance, utilities, and routine maintenance are the Company's responsibility.

Future minimum lease payments for all non-cancelable operating leases are as follows:

                                 Years ending December 31,                          Amount
                                                                      ---------------------
                                            2000                      $        116,169
                                            2001                               105,815
                                            2002                               105,815
                                            2003                               105,815
                                            2004                                 8,818
                                           Total                               442,432

    Rent expense was $51,827, $97,564 and $27,293 for the years ended December 31, 1998, 1999 and for the three month period ended
    March 31, 2000, respectively.

9.  Stockholders' Equity:

    The Company was originally formed as Red River Energy, LLC with 100 membership units authorized and issued to the members.  In
    November 1999, the members formed Red River Energy, Inc. and exchanged each membership unit of Red River Energy, LLC for ten shares of common stock of Red River Energy, Inc.  The accompanying financials statements have been retroactively restated to reflect this transaction.

    Two majority stockholders also made additional contributions of assets to the Company totaling $812,565.  The assets consist of office furniture with a historical cost of $19,000 and equipment with a historical cost of $755,000, $705,000 of which is idle at
    March 31, 2000, and is expected to be used in the exploration and production of the coal bed methane gas properties.

                                                RED RIVER ENERGY, INC. AND SUBSIDIARIES

                                              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The Company has assigned  overriding royalty interests to certain employees who are also  stockholders  of the  Company to reward such  employees  with incentive  compensation  based on the results of the  Company's oil and gas
     drilling  activities.   The  interests  assigned  were  determined  at  the
     discretion  of management  prior to the  commencement  of certain  drilling programs by the Company.  For the year ended December 31, 1999, the Company had paid $15,547 to these employees for their overriding  royalty interests and an  additional  $6,344 was accrued as other accrued  liabilities  as of
     December 31, 1999.

10.   Subsequent Events (unaudited):

       In February 2000, the Company entered into an agreement with an operator to jointly test and develop additional production during 2000 in the Company's West Edmond Hunton Lime Unit (Wehlu) in cENTRAL Oklahoma.

       On June 15, 2000,  Red River  purchased  from ONEOK  Resources  Company 124 properties  and  prospects  in 26 fields  located in Kansas,  Oklahoma  and
       Texas.  These properties had at December 31, 1999 estimated proved reserves of 896,800  barrels of oil and  6,018,000  Mcf of natural gas. The purchase price was $5,608,809,  subject to possible  post-closing  adjustments.  The properties are geographically  distributed into three areas:  Mid-Continent
       (17 fields),  West Texas (4 fields) and onshore Gulf Coast (5 fields).  The package  includes 34 (30 net)  operated oil wells,  3 (2 net)  operated gas wells, 30 (4 net) non-operational oil wells and 44 (7 net) non-operated gas wells.  The majority of the value is associated with the operated leases in the  Mid-Continent  region.  Red River  funded  the  purchase  through  Red
       River’s credit facility with the Bank of Oklahoma.

11.   Unaudited Supplementary Oil and Gas Reserve Information:

       The following  supplementary  information  is presented in  compliance  with United States  Securities  and Exchange  Commission
       ("SEC") regulations and is not covered by the report of the Company's independent auditors.

       The  information  required  to be  disclosed  for the year  ended  1998 and after in  accordance  with FASB  Statement  No.  69,
       "Disclosures About Oil and Gas Producing Activities," is discussed below and is further detailed in the following tables.

       Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods.  The Company's reserves are substantially all proved developed.  The reserve data is based on studies prepared by the Company's independent consulting petroleum engineers.  Reserve estimates require substantial judgement on the part of petroleum engineers resulting in imprecise determinations, particularly with respect to new discoveries.  Accordingly, it is expected that the estimates of reserves will change as future production and development information become available.  At December 31, 1998 and 1999, all of the Company's proved oil and gas reserve quantities are located in Oklahoma.  The following table presents estimates of the Company's net proved oil and gas reserves and changes therein for the years ended December 31, 1998 and 1999:

     Changes in Quantities of Proved Petroleum and Natural Gas Reserves (unaudited)

                                                                             Proved Reserves
         ----------------------------------------------------
                                                                         Oil                 Gas
                                                                       (Bbls)               (Mcf)
         ----------------------------------------------------    ------------------- --------------------
           Proved reserves, beginning of year                              -                    -
         ----------------------------------------------------

         ----------------------------------------------------
              Purchase of minerals in place                              447,470          15,878,536
         ----------------------------------------------------
              Production                                                 (13,470)           (336,536)
         ----------------------------------------------------

         ----------------------------------------------------
           Proved reserves, December 31, 1998                            434,000          15,542,000
         ----------------------------------------------------

         ----------------------------------------------------
              Purchase of minerals in place                                                1,852,138
         ----------------------------------------------------
              Production                                                 (33,584)           (911,036)
         ----------------------------------------------------
              Revisions of previous estimates                            (50,832)         (4,081,102)
         ----------------------------------------------------

         ----------------------------------------------------
           Proved reserves, December 31, 1999                            349,584          12,402,000
         ----------------------------------------------------

       Standardized  Measure of  Discounted  Future Net Cash Flows  (unaudited)  - Statement of Financial  Accounting  Standards No. 69
       prescribes  guidelines  for  computing a  standardized  measure of future cash flows and changes  therein  relating to estimated proved reserves.  The Company has followed these guidelines which are briefly discussed below.

       Future cash inflows and future production and development costs are determined by applying year-end prices and costs to the estimated quantities of oil and gas to be produced.  Estimates of future income taxes are computed using current statutory income tax rates including consideration for estimated future statutory depletion and tax credits.  The resulting net cash flows are reduced to present value amounts by applying a 10% discount factor.

       The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect the Company's expectations for actual revenues to be derived from those reserves nor their present worth.  The limitations inherent in the reserve quantity estimation process, as discussed previously are equally applicable to the standardized measure computations since those estimates are the basis for the valuation process.

       The following summary sets forth the Company's future net cash flows relating to proved oil and gas reserves as of December 31,
       1998 and 1999 based on the standardized measure prescribed in Statement of Financial Accounting Standard No. 69:

                                                                                   Year ended December 31,
                                                                               1998                        1999
                                                                    --------------------------    -----------------------

           Future cash inflows                                      $         39,090,229          $         36,330,303
           Future costs-
             Production                                                      (12,614,429)                  (10,485,704)
             Development                                                       (48,721)                       -
           Future net cash inflows before income tax                          26,427,079                    25,844,599
           Future income tax                                                  (5,505,574)                   (4,975,498)
           Future net cash flows                                              20,921,505                    20,869,101
           10% discount factor                                               (12,556,496)                  (10,025,071)
           Future net cash flows                                    $          8,365,009          $         10,844,030

       Changes in the  Standardized  Measure  (unaudited)  - The following  are the  principal  sources of changes in the  standardized measure of discounted future net cash flows for the years ended December 31, 1998 and 1999:

                                                                                 Year ended December 31,
                                                                               1998                        1999
                                                                    --------------------------    -----------------------
           Standardized measure, beginning of year                  $          -                  $          8,365,009

           Purchase of minerals in place                                      11,295,703          $            995,917
           Sale of oil and gas produced, net of production
                costs                                                           (548,823)                   (1,993,551)
           Changes in income taxes, net                                       (2,381,871)                     (530,567)
           Changes in prices and costs                                          -                            5,150,637
           Changes in development costs                                         -                               38,805
           Accretion of discount                                                -                              836,501
           Revisions of estimates and other                                     -                           (2,018,721)
           Standardized measure, end of year                        $          8,365,009          $         10,844,030

ANNEX C

BETA OIL & GAS, INC.

CONSOLIDATED FINANCIAL STATEMENTS

(With Independent Auditors' Report Thereon)

INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Directors
Beta Oil & Gas, Inc.
Newport Beach, California

     We have audited the accompanying consolidated balance sheets of Beta Oil & Gas, Inc. and subsidiaries as of December 31, 1998 and 1999, and the related statements of operations, shareholders' equity, and cash flows for the period from inception (June 6, 1997) to December 31, 1997, and the years ended December 31, 1998 and 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Beta Oil & Gas, Inc. and subsidiaries as of December 31, 1998 and 1999, and the results of their operations and their cash flows for the period from inception (June 6, 1997) to December 31, 1997 and for the years ended December 31, 1998 and 1999 in conformity with generally accepted accounting principles.

/s/ HEIN + ASSOCIATES LLP

HEIN + ASSOCIATES LLP
Certified Public Accountants

Orange, California
February 22, 2000

                                                        BETA OIL & GAS, INC.

                                                      CONSOLIDATED BALANCE SHEETS

                                                                         December 31, 1998      December 31,           March 31,
                                                                                                    1999                 2000
                                                                         ------------------   ------------------    ----------------
                                                                                                                      (Unaudited)
Current Assets:
         Cash and cash equivalents                                     $           198,043  $                     $
                                                                                                      1,448,655           2,296,899
         Accounts receivable -
             Oil and gas sales                                                   -                      745,493
                                                                                                                            671,767
             Other                                                                   9,678
                                                                                                          1,178               1,178
         Prepaid expenses                                                           14,951
                                                                                                        104,241              95,085
                                                                         ------------------   ------------------    ----------------
                  Total current assets                                             222,672
                                                                                                      2,299,567           3,064,929
                                                                         ------------------   ------------------    ----------------
Oil and Gas properties, at cost (full cost  method):
         Evaluated properties                                                    3,387,300
                                                                                                      9,810,198          10,294,405
         Unevaluated properties                                                 11,466,695           12,091,627
                                                                                                                         12,107,762
                Less--accumulated depletion and impairments                     (1,670,691)          (3,797,227)
                                                                                                                        (4,355,106)
                                                                         ------------------   ------------------    ----------------
                  Net oil and gas properties                                    13,183,304           18,104,598
                                                                                                                         18,047,061
                                                                         ------------------   ------------------    ----------------
Furniture, Fixtures and Equipment, at cost,
         Less - accumulated depreciation of  $13,413 , $26,072 and
         $29,264 at December 31, 1998, and 1999, and March 31,                      22,943               12,231               9,039
         2000 (unaudited)respectively

Other Assets                                                                       166,028              465,079
                                                                                                                            697,198

Deferred Offering Costs                                                             23,524            -                    -

                                                                         ------------------   ------------------    ----------------
                                                                       $        13,618,471  $        20,881,475   $      21,818,227
                                                                         ==================   ==================    ================

                                                              (Continued)

                                                         BETA OIL & GAS, INC.

                                                      CONSOLIDATED BALANCE SHEETS

                                                              (Continued)

                                                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                           December 31, 1998      December 31,           March 31,
                                                                                                      1999                  2000
                                                                           ------------------   ------------------    -----------------
                                                                                                                        (Unaudited)
Current Liabilities:
       Premiums payable - current portion                                $         -          $            28,224   $           26,220
       Accounts payable, trade                                                       310,770              225,174              180,948
       Payroll and payroll taxes payable                                               7,559               10,631            -
       Accrued taxes                                                               -                    -                        9,375
       Other accrued expenses                                                            800                1,270                1,270
                                                                           ------------------   ------------------    -----------------
                  Total current liabilities                                          319,129              265,299              217,813

            Premiums payable                                                       -                       27,939               21,139

                                                                           ------------------   ------------------    -----------------
                  Total liabilities                                                  319,129              293,238              238,952
                                                                           ------------------   ------------------    -----------------

Commitments and Contingencies (Notes 1 and 7)

Shareholders' Equity:
       Common stock, $.001 par value 50,000,000 shares authorized
         7,029,492, 9,400,124 and 9,624,448 shares issued and
         outstanding
         at December 31, 1998, and 1999, and March 31, 2000                            7,029
         (Unaudited) respectively                                                                           9,400                9,624
            Additional paid-in capital                                            15,878,386           28,549,313           29,665,553
            Accumulated deficit                                                  (2,586,073)          (7,970,476)          (8,095,902)
                                                                           ------------------   ------------------    -----------------
                  Total shareholders' equity                                      13,299,342           20,588,237           21,579,275
                                                                           ------------------   ------------------    -----------------

                                                                           ------------------   ------------------    -----------------
Total Liabilities and Shareholders' Equity                               $        13,618,471  $        20,881,475   $       21,818,227
                                                                           ==================   ==================    =================

                        The accompanying notes are an integral part of these consolidated financial statements

                                                         BETA OIL & GAS, INC.

                                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                         For the
                                       period from         The year        The year
                                        inception            ended          ended          The three         The three
                                        (June 6,         December 31,    December 31,     months ended      months ended
                                        1997) to             1998            1999          March 31,       March 31, 2000
                                      December 31,                                            1999
                                          1997
                                                                        ---------------  ---------------   ---------------
                                      -----------------  --------------
                                                                                          (Unaudited)       (Unaudited)
Revenues
        Oil and gas sales            $       -          $      -       $     1,199,480  $        29,664   $       940,250
                                      -----------------  -------------- ---------------  ---------------   ---------------

Costs and Expenses:
         Lease operating expense             -                 -                81,538            9,035
                                                                                                                   33,888
         General and administrative            245,452         746,769       1,418,240          258,245
                                                                                                                  489,633
         Impairment expense                  -               1,670,691       1,224,962         -                 -
         Depreciation and                        1,530          11,883         914,233           12,415           561,072
depletion expense
                                      -----------------  -------------- ---------------  ---------------   ---------------
                Total costs and                246,982       2,429,343       3,638,973          279,695         1,084,593
expenses
                                      -----------------  -------------- ---------------  ---------------   ---------------

Loss from Operations                         (246,982)     (2,429,343)     (2,439,493)                          (144,343)
                                                                                              (250,031)

Other Income and (Expense):

        Interest expense                     -                 -           (2,966,651)        (466,348)
                                                                                                                  (1,096)

        Interest income                         45,409          44,843          21,741            2,275
                                                                                                                   20,013

                                      -----------------  -------------- ---------------  ---------------   ---------------
Net Loss                             $       (201,573)  $  (2,384,500) $   (5,384,403)  $                 $
                                                                                              (714,104)         (125,426)
                                      =================  ============== ===============  ===============   ===============

Basic and Diluted Loss
per Common Share                                ($.05)          ($.37)          ($.66)          ($0.10)           ($0.01)
                                      =================  ============== ===============  ===============   ===============

Weighted Average Number of
 Common Shares Outstanding                   4,172,662       6,366,923       8,160,000        7,303,481         9,486,113
                                      =================  ============== ===============  ===============   ===============

                        The accompanying notes are an integral part of these consolidated financial statements

                                                         BETA OIL & GAS, INC.

                                            CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                          Common Stock                     Additional                                    Total
                                              --------------------------------------
                                                                                             Paid-in            Accumulated          Shareholders'
                                                   Shares               Amount               Capital              Deficit               Equity
                                              -----------------    -----------------     ----------------     ----------------     ------------------

BALANCES,  June 6, 1997                              -          $         -          $          -         $          -         $           -

Issuance of common stock, net of offering            5,565,648                5,566            9,216,217             -                     9,221,783
costs

Salary contributed to Beta                           -                    -                       30,000             -                        30,000

Net loss                                             -                    -                     -                   (201,573)              (201,573)

                                              -----------------    -----------------     ----------------     ----------------     ------------------
BALANCES,  December 31, 1997                         5,565,648                5,566            9,246,217            (201,573)              9,050,210

Issuance of common stock, net of offering            1,463,844                1,463            6,572,169             -                     6,573,632
costs

Salary contributed to Beta                           -                    -                       60,000             -                        60,000

Net loss                                             -                    -                     -                 (2,384,500)            (2,384,500)

                                              -----------------    -----------------     ----------------     ----------------     ------------------
BALANCES,  December 31, 1998                         7,029,492                7,029           15,878,386         (2, 586,073)             13,299,342
                                              -----------------    -----------------     ----------------     ----------------     ------------------

                        The accompanying notes are an integral part of these consolidated financial statements

                                                              (Continued)

                                                         BETA OIL & GAS, INC.

                                            CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                              (Continued)

                                                               Common Stock                    Additional                                    Total
                                                   -------------------------------------
                                                                                                 Paid-in            Accumulated          Shareholders'
                                                       Shares               Amount               Capital              Deficit               Equity
                                                   ----------------     ----------------     ----------------     -----------------    ------------------

BALANCES,  December 31, 1998                             7,029,492                7,029           15,878,386           (2,586,073)            13,299,342

 Issuance of shares for bridge note financing              459,000                  459            2,647,641             -                     2,648,100

 Salary contributed to Beta                               -                    -                      10,000             -                        10,000

 Issuance of  warrants  to consultants                    -                    -                     126,890             -                       126,890

Warrants issued for properties                            -                    -                     102,135             -                       102,135

Issuance of shares for warrant exercises                   446,142                  446            2,052,174             -                     2,052,620

Issuance of shares in initial public offering,           1,465,490                1,466            7,732,087             -                     7,733,553
net

Net loss                                                  -                    -                    -                  (5,384,403)           (5,384,403)

                                                   ----------------     ----------------     ----------------     -----------------    ------------------
BALANCES,  December 31, 1999                             9,400,124  $             9,400  $        28,549,313  $        (7,970,476)  $         20,588,237

Issuance of shares for warrant exercises                   224,324                  224            1,116,241             -                     1,116,465
(unaudited)

Net loss (unaudited)                                      -                    -                    -                    (125,426)             (125,426)

                                                   ----------------     ----------------     ----------------     -----------------    ------------------
BALANCES,  March 31, 2000 (unaudited)                    9,624,448  $             9,624  $        29,665,554  $        (8,095,902)  $         21,579,276
                                                   ================     ================     ================     =================    ==================

                        The accompanying notes are an integral part of these consolidated financial statements

                                                         BETA OIL & GAS, INC.

                                                 CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                For the
                                              period from          For the           For the          The three          The three
                                               inception          year ended       year ended           months            months
                                                (June 6,           December         December         ended March           ended
                                                1997) to           31, 1998            31,             31, 1999          March 31,
                                              December 31,                            1999                                 2000
                                                  1997
                                             ------------------  ----------------  ---------------   ----------------   ---------------
                                                                                                       (Unaudited)       (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                 $         (201,573) $     (2,384,500) $    (5,384,403)  $       (714,104)  $      (125,426)
  Adjustments to reconcile net loss to
   net cash provided by (used in)
   operating activities:
      Depreciation and depletion                         1,530            11,883          914,233             12,415           561,072
      Amortization of notes payable
          discount and debt issuance costs           -                  -               2,754,000            429,505          -
      Impairment expense                             -                 1,670,691        1,224,962           -                 -
      Warrants issued to consultants                 -                  -                 126,890           -                 -
      Salary contributed to Beta                        30,000            60,000                              10,000          -
                                                                                           10,000
  Changes in operating assets and
   liabilities:
       Accounts receivable                           -                   (9,678)                            (19,687)            73,726
                                                                                        (736,993)
       Prepaid expenses                                (2,599)          (12,352)                               8,159             9,155
                                                                                         (89,290)
       Accounts payable,  trade                        807,474         (496,703)                              35,167          (44,226)
                                                                                         (85,596)
       Commissions  payable                             25,329          (25,329)         -                  -                 -
       Accrued payroll                                  24,044          (16,485)            3,072              5,680          (10,631)
       Other accrued expenses                           14,000          (13,200)              470              2,762             9,375

            Net cash provided by (used
in)
                                             ------------------  ----------------  ---------------   ----------------   ---------------
                              operating                698,205       (1,215,673)      (1,262,655)          (230,103)           473,045
activities
                                             ------------------  ----------------  ---------------   ----------------   ---------------

CASH FLOWS FROM
INVESTING ACTIVITIES:
  Oil and gas property expenditures                (5,900,794)       (8,928,201)      (6,945,695)        (2,193,467)         (500,343)
  Change in other assets                             -                 (166,028)        (299,051)             30,820
                                                                                                                             (232,119)
  Acquisition of furniture & equipment                (33,595)           (2,762)          (1,947)            (1,948)          -
                                             ------------------  ----------------  ---------------   ----------------   ---------------
         Net cash used in investing                (5,934,389)       (9,096,991)      (7,246,693)        (2,164,595)         (732,462)
activities
                                             ------------------  ----------------  ---------------   ----------------   ---------------

                                                              (Continued)

                                                         BETA OIL & GAS, INC.

                                                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                              (Continued)

                                                      For the
                                                    period from          For the          For the           For the        For the
                                                     inception         year ended        year ended          three         three
                                                      (June 6,          December          December          months         months
                                                      1997) to          31, 1998          31, 1999           ended         ended
                                                      December                                             March 31,       March 31,
                                                      31, 1997                                               1999             2000
                                                    ----------------   ---------------  ----------------  ---------------  --------------

CASH FLOWS FROM
FINANCING ACTIVITIES:
  Proceeds from sale of common stock net          $       9,221,783  $      6,548,632 $       7,733,553 $       -        $     1,116,465
  Proceeds from exercise of warrants                       -                 -                2,052,620         -                -
  Offering costs of previous private placements            -                 -                 -                (27,680)         -
  Proceeds from premiums payable                           -                 -                   71,527         -                -
  Repayment of premiums payable                            -                 -                 (15,364)         -                (8,804)
  Proceeds from bridge notes payable                       -                 -                2,894,100        2,835,000         -
  Repayment of bridge notes                                -                 -              (3,000,000)         -                -
  (Increase) decrease in deferred offering costs           -                 (23,524)            23,524         (41,334)         -
                                                    ----------------   ---------------  ----------------   ---------------  -------------
        Net cash provided by financing activities         9,221,783         6,525,108         9,759,960        2,765,986       1,107,661
                                                    ----------------   ---------------  ----------------  ---------------  --------------

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS:                                3,985,599       (3,787,556)         1,250,612          371,288         848,244
CASH AND CASH EQUIVALENTS:
       Beginning of period                                 -                3,985,599           198,043          198,043       1,448,655
                                                    ----------------   ---------------  ----------------  ---------------  --------------
       End of period                              $       3,985,599  $        198,043 $       1,448,655 $        569,331 $     2,296,899
                                                    ================   ===============  ================  ===============  ==============

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
       Cash paid for interest                     $        -        $        -        $         123,552 $         33,281 $         1,096
                                                    ================   ===============  ================  ===============  ==============
       Cash paid for income taxes                 $        -        $        -        $           5,475 $       -        $       -
                                                    ================   ===============  ================  ===============  ==============

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

                                                      For the
                                                    period from         For the           For the          For the           For the
                                                     inception         year ended       year ended          three         three months
                                                     (June 6,           December       December 31,         months         ended March
                                                     1997) to           31, 1998           1999          ended March        31, 2000
                                                   December 31,                                            31, 1999
                                                       1997
                                                   -----------------  ---------------- ----------------- ---------------- -----------------
Fair value of common stock issued for:
          Oil and gas properties                  $       -          $         25,000 $       -         $       -        $       -

Fair value of warrants issued for:
          Oil and gas properties                  $       -          $       -        $         102,135 $       -        $       -

                        The accompanying notes are an integral part to these consolidated financial statements

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

(1)     ORGANIZATION AND OPERATIONS

     The Company

Beta Oil & Gas, Inc. was incorporated under the laws of the State of Nevada on June 6, 1997 to participate in the oil and gas acquisition, exploration, development and production business in the United States and internationally. Beta's wholly owned subsidiary, BETAustralia, LLC, was formed on February 20, 1998 as a limited liability company under the laws of the State of California for the purposes of participating in the acquisition, evaluation and development of exploration blocks in Australia.

In November 1999, the Company formed the wholly owned subsidiary Beta Acquisition Company, Inc. under the laws of the State of Oklahoma to participate in oil and gas acquisitions in the United States.

     Operations

Since its inception, Beta has participated as a non-operating working interest owner in the acquisition of undeveloped leases, seismic options, lease options and foreign concessions and has participated in extensive seismic surveys and the drilling of test wells on its undeveloped properties. Further leasehold acquisitions and seismic operations are planned for 2000 and future periods. In addition, exploratory drilling is scheduled during 2000 and future periods on Beta's undeveloped properties. It is anticipated that these exploration activities together with others that may be entered into will impose financial requirements which will exceed the existing working capital of Beta. Management plans to raise additional equity and/or debt capital to finance its continued participation in planned activities. In the opinion of Beta management, current cash flow projections indicate that Beta can continue as a going concern even if additional financing is unavailable. However, if additional financing is not available, Beta will be compelled to reduce the scope of its business activities. If Beta is unable to fund planned expenditures, it may be necessary to:

1.     Forfeit its interest in wells that are proposed to be drilled;

2.     Farm-out its interest in proposed wells;

3.     Sell a portion of its interest in prospects and use the sale proceeds to fund its participation for a lesser interest; and

4.     Reduce general and administrative expenses.

(2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation

The consolidated financial statements include the accounts of Beta and its wholly-owned subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation.

     Use of Estimates

Beta's financial statements are based upon a number of significant estimates, including oil and gas reserve quantities which form the basis for the calculation of amortization and impairment of oil and gas properties

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

and the estimated useful lives selected for furniture, fixtures and equipment.Management emphasizes that reserve estimates are inherently imprecise and that estimates of more recent discoveries are more imprecise that those for properties with long production histories.

     Oil and Gas Properties

Beta follows the full cost method of accounting for oil and gas producing activities and, accordingly, capitalizes all costs incurred in the acquisition, exploration, and development of proved oil and gas properties, including the costs of abandoned properties, dry holes, geophysical costs, and annual lease rentals. All general corporate costs are expensed as incurred. In general, sales or other dispositions of oil and gas properties are accounted for as adjustments to capitalized costs, with no gain or loss recorded. Amortization of evaluated oil and gas properties is computed on the units of production method based on all proved reserves on a country by country basis. Unevaluated oil and gas properties are assessed for impairment either individually or on an aggregate basis. The net capitalized costs of evaluated oil and gas properties (full cost ceiling limitation) are not to exceed their related estimated future net revenues discounted at 10%, and the lower of cost or estimated fair value of unproved properties, net of tax considerations.

     Joint Ventures

All exploration and production activities are conducted jointly with others and, accordingly, the accounts reflect only Beta's proportionate interest in such activities. Beta is a non-operator in all of its oil and gas producing activities to date.

     Revenue Recognition

Revenue is recognized upon delivery of oil and gas production.
     Furniture, Fixtures and Equipment

Furniture, fixtures and equipment is stated at cost. Depreciation is provided on furniture, fixtures and equipment using the straight-line method over an estimated service life of three years.
     Income Taxes

Beta accounts for income taxes using the asset and liability method wherein deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled.

     Concentrations of Credit Risk

Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below. In accordance with FASB Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk, the credit risk amounts shown in cash and accounts receivable do not take into account the value of any collateral or security. As of December 31, 1998 and 1999, Beta maintained cash in a bank that was approximately $98,000 and $1,352,085, respectively, in excess of the federally insured limit.

     Fair Value of Financial Instruments

The estimated fair values for financial instruments under FAS No. 107, Disclosures about Fair Value of Financial Instruments, are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of Beta's financial instruments, which includes all cash, accounts receivable and accounts payable, approximate the carrying values in the financial statements at December 31, 1998 and 1999.

     Stock Based Compensation

Beta has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB25) and related interpretations in accounting for its employee stock options. In accordance with FASB Statement No. 123 Accounting for Stock-Based Compensation (FASB123), Beta will disclose the impact of adopting the fair value accounting of employee stock options. Transactions in equity instruments with non-employees for goods or services have been accounted for using the fair value method as prescribed by FASB123.

     Loss Per Common Share

Basic earnings per share excludes dilution and is calculated by dividing net loss by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Potential common shares for all periods presented were anti-dilutive and excluded in the earnings per share computation.

     Cash Equivalents

For purposes of the Statements of Cash Flows, cash and cash equivalents include cash on hand, amounts held in banks and highly liquid investments purchased with an original maturity of three months or less.

     Impact of Recently Issued Standards

Beta intends to adopt SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," issued in June 1998 effective with its fiscal year beginning January 1, 2000 as required by the Statement. Due to Beta's current and anticipated limited use of derivative instruments, management anticipates that adoption of SFAS 133 will not have any significant impact on Beta's financial position or results of operations.

     Segment Information

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

Beta has adopted SFAS 131, "Disclosure about Segments of an Enterprise and Related Information." As defined in that Standard, Beta operates in only one segment, oil and gas exploration.

Interim Financial Information - The March 31, 1999 and 2000 financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the Company's financial position as of March 31, 2000 and the results of operations and cash flows for the three months ended March 31,1999 and 2000. The results of operations for the three month periods ended March 31, 1999 and 2000 are not necessarily indicative of those that will be obtained for the entire fiscal year.

(3)     SUMMARY OF OIL AND GAS OPERATIONS

Capitalized costs at December 31,1998 and 1999 and March 31, 1999 relating to Beta's oil and gas activities are summarized as follows:

                                        Year ended               Year ended            Three months ended
                                    December 31, 1998         December 31, 1999          March 31, 2000
                                 United States   Foreign    United States  Foreign    United States Foreign
                                --------------   -------    -------------  -------    ------------- -------
  Capitalized costs-
    Evaluated properties         $  1,763,082  $ 1,624,218  $ 8,128,928 $ 1,681,270 $ 8,613,135  $ 1,681,270

    Unevaluated properties         11,426,732       39,963   11,973,532     118,095   11,988,882     118,880
    Less- Accumulated depreciation,
         depletion, amortization
           and impairment             (46,473)  (1,624,218)  (2,115,957) (1,681,270)  (2,673,836) (1,681,270)
                                 -------------  -----------  -----------  ----------  -----------  ----------
                                 $ 13,143,341  $    39,963  $ 17,986,503 $  118,095 $ 17,928,181 $   118,880
                                 ============= =========== ============ =========== ============ ===========

Costs incurred in oil and gas producing activities are as follows:

                                Inception (June 6, 1997)                  Year ended                         Year ended
                               through December 31, 1997               December 31, 1998                  December 31, 1999
                             ------------------------------     -------------------------------   -------------------------------
                             United States                      United States                      United States
                                                 Foreign                             Foreign                            Foreign
                             -------------    -------------     -------------     -------------   ------------- --- -------------

Property acquisition       $     3,835,540   $        -       $     2,808,123   $       323,463   $   1,810,331     $     114,632
                           ===============   ==============    ==============    ==============   ==============    ==============

Exploration                $     2,035,254   $      30,000    $     4,510,897   $     1,310,718   $   5,122,866     $         -
                            ==============   ==============    ==============    ==============   ==============    ==============

Development                $         -       $        -       $         -       $         -       $        -       $         -
                           ==============   ==============    ==============    ==============   ==============    ==============

                                                     The three months ended
                                                         March 31, 2000
                    ---------------------------- ------------------------------
                                                 United States
                                                                     Foreign
                    ------------------------     -------------    -------------

                    ------------------------
                    Property acquisition       $        15,350$             786
                    ------------------------    ==============   ==============

                    ------------------------
                    Exploration             $          484,207$        -
                    ------------------------    ==============   ==============

                    ------------------------
                    Development             $         -       $        -
                    ------------------------    ==============   ==============

Unevaluated oil and gas properties - United States
As Beta's properties are evaluated through exploration, they will be included in the amortization base. Costs of unevaluated properties in the United States at December 31,1998 and 1999 represent property acquisition and exploration costs in connection with Beta's Louisiana, Texas and California prospects. The prospects and their related costs in unevaluated properties have been assessed individually and no impairment charges were considered necessary for the United States properties for any of the periods presented. The current status of these prospects is that seismic has been acquired, processed and is being interpreted on an ongoing basis on the subject lands within the prospects. Drilling commenced on the prospects in the first quarter of 1999 and will continue in future periods. As the prospects are evaluated through drilling in future periods, the property acquisition and exploration costs associated with the wells drilled will be transferred to evaluated properties where they will be subject to amortization.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

Unevaluated oil and gas properties - Foreign

Unevaluated costs incurred outside the United States represent costs in connection with the acquisition of properties in Australia.

At December 31, 1998 and 1999, and march 31, 2000, capitalized unevaluated properties consist of the following:

                                                  December 31, 1998           December 31, 1999    March 31, 2000
                                                ----------------------    ----------------------  ---------------
       Unproved property acquisition cost   $               6,476,043  $              7,056,414         7,072,549
       Exploration costs                                    4,990,652                 5,035,213         5,035,213
                                                ----------------------    ----------------------  ---------------
                                            $              11,466,695  $             12,091,627        12,107,762
                                                ======================    ======================  ===============

Management expects that planned activities for the year 2000 will enable the evaluation for approximately 20% of the costs as of March 31, 2000. Evaluation of 30% of the remaining costs is expected to occur in 2001 with the remaining 50% in future periods.

Impairment of Oil and Gas Properties – United States

As a result of a ceiling test calculation, which limits capitalized costs, net of related deferred tax liability, to the aggregate of the estimated present value, discounted at 10 percent of future net revenues from proved reserves plus lower of cost or fair market value of unproved properties, Beta recognized an impairment of approximately $1,168,000 related to its oil and gas properties during the fourth quarter of 1999. Beta recognized an impairment of approximately $46,000 related to its oil and gas properties during the fourth quarter of 1998.

Evaluated Properties - United States

During the year ended December 31, 1998 Beta participated in the drilling of 6 wells within the United States. The property acquisition and exploration costs associated with the wells were transferred to evaluated properties and were evaluated for impairment. Since all of the proved reserves associated with the wells were non-producing or behind pipe and no production had occurred as of December 31, 1998, no depletion expense was recorded during the year ended December 31, 1998.

During the year ended December 31, 1999, Beta participated in the drilling of 19 wells within the United States. The property acquisition and exploration costs associated with the wells were transferred to evaluated properties. Production commenced during the year and depletion expense of $901,573 was recorded. Additional depletion expense of $557,80 was recorded for the three months ended March 31, 2000.

Evaluated Properties - Foreign

During 1998, Beta, through its wholly owned subsidiary, BETAustralia, LLC secured an option to participate for a 5% working interest in two petroleum licenses covering 2,798,000 acres (approximately 4,372 square miles). Per the terms of the option agreement, Beta exercised its option to earn a 5% working interest by participating in the drilling of two offshore test wells in the license areas. The wells were completed as dry holes. The property acquisition and exploration costs associated therewith totaling $1,624,218 were transferred to evaluated properties and charged to impairment expense during the year ended December 31, 1998. The exploration licenses expired in December 1998. Additional costs of $57,052 were transferred to and charged to impairment expense during 1999.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

(4)     BRIDGE NOTES - NOTES PAYABLE

During the year ended December 31, 1999 Beta completed the private placement of a $3,000,000 bridge promissory note financing to three institutional investors (the "1999 bridge financing"). In connection with the 1999 bridge financing, Beta granted the investors a security interest in all of Beta's assets. In addition, a total of 459,000 shares of Beta common stock were issued in connection with the 1999 bridge financing. The $3,000,000 in bridge notes was repaid in full with accrued interest on July 7, 1999 from the proceeds of Beta's initial public offering.

Beta received net cash proceeds of $2,835,000 from the bridge notes. The estimated fair market value of 429,000 shares of common stock issued in connection with the bridge note of $2,574,000 was treated as a discount and was amortized over the term of the promissory notes using the interest method. The estimated fair market value of 30,000 additional shares of common stock issued per the terms of the bridge note of $180,000 was immediately expensed as interest during the year ended December 31, 1999. Accordingly, Beta incurred additional interest expense of $2,754,000 because of the common stock issued in connection with the bridge notes. The debt issuance costs of the 1999 bridge financing of $89,100 were amortized as additional interest expense during the year ended December 31, 1999.

During the year ended December 31, 1999, Beta incurred interest expense of $2,966,651, substantially all of which related to the bridge notes. Interest expense related to the bridge notes for the 1999 period consists of the following:

Cash interest expense	$ 120,555
Amortization of note discount and fair market value of 459,000 shares	2,754,000
Amortization of deferred loan costs	89,100
Bridge note interest expense for the year ended December 31, 1999	$ 2,963,655

The remaining $2,997 represents cash interest expense incurred in connection with financing insurance premiums.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

(5)     COMMON STOCK WARRANTS

The following table summarizes the number of shares reserved for the exercise of common stock purchase warrants as of December 31, 1998 and 1999:

                                  12/31/1998 Warrants Warrants  Warrants  12/31/1999     Callable/Non-
  Expiration Date    Exercise Price         Exercised Cancelled Granted     Shares          Callable
  ---------------    ---------------        --------- -          -------     ------          --------
                             Shares
                            -------

     06/23/2002             $2.00   230,000  (50,000)    -         -         180,000      Non-Callable
     09/05/2002             $5.00   266,667  (15,270)    -         -         251,397      Non-Callable
     10/01/2002             $4.50    10,000     -        -         -          10,000      Non-Callable
     12/30/2002             $4.50   224,310  (56,180)    -         -         168,130      Non-Callable
     09/05/2002             $5.00   797,245 (324,692)    -         -         472,553      Callable (a)
     01/27/2003             $3.75   100,000     -        -         -         100,000  Non-Callable (c)
     02/04/2003             $5.00     2,000     -        -         -           2,000      Non-Callable
     03/12/2003             $5.00   230,100     -      (20,000)    -         210,100      Non-Callable
     03/12/2003             $7.50   100,000     -        -         -         100,000      Non-Callable
     03/13/2003             $7.50    50,000     -        -         -          50,000      Callable (b)
     03/12/2003             $7.00   121,383     -      (67,296)    -          54,087      Non-Callable
     03/12/2003             $7.50   365,958     -        -         -         365,958      Callable (b)
     04/08/2004             $5.00     -         -        -       50,000       50,000  Non-Callable (e)
     08/03/2004             $6.00     -         -        -       25,000       25,000      Callable (d)
     08/16/2004             $6.00     -         -        -       30,000       30,000      Non-Callable
     09/01/2004             $6.00     -         -        -       20,000       20,000      Non-Callable
     09/08/2004             $7.50     -         -        -      133,122      133,122      Non-Callable
     09/10/2004             $6.38     -         -        -        1,000        1,000   Non-Callable(f)
     09/14/2004             $6.00     -         -        -       50,000      50,000       Callable (d)
     11/02/2004             $6.38     -         -        -       10,000      10,000       Non-Callable
                                  ----------------------------------------------------
                                  2,497,663 (446,142) (87,296)    319,122   2,283,347
                                  ====================================================
(a)	Beta will be entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $7.00 per share for 10 consecutive trading days.
(b)	Beta will be entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $10.00 per share for 10 consecutive trading days.
(c)	On January 27, 1998, Beta issued 100,000 common stock purchase warrants exercisable at a price of $3.75 per share to an officer of Beta. The exercise price was equal to the market value of the common stock on the date of grant. The warrants vest as follows: (a) 25,000 warrants vested immediately; (b) 25,000 shall vest upon the first anniversary of the employee's employment (January 27,1998) with Beta; (c) 25,000 shall vest upon the second anniversary of employment; and (d) 25,000 shall vest upon the third anniversary of employment. If the officer ceases employment during the vesting period, all nonvested warrants shall be forfeited.
(d)	Warrants issued in connection with the acquisition of evaluated oil & gas properties. Beta will be entitled to call these warrants at any time on and after the date that its common stock is traded on any exchange, including the NASD Over-the-Counter Bulletin Board, at a market price equal to or exceeding $12.00 per share for 10 consecutive trading days.
(e)	Warrants granted to a new director for services.
(f)	Warrants granted to an employee.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

Pro Forma Information

As stated in Note 2, Beta has not adopted the fair value accounting prescribed by FAS123 for employees. Had compensation cost for stock options issued to employees been determined based on the fair value at grant date for awards in the year ended December 31, 1998 and 1999 consistent with the provisions of FAS123, Beta's net loss and net loss per share would have been adjusted to the pro forma amounts indicated below:

                                                  December 31, 1998        December 31, 1999
                                                  -----------------        -----------------
                     Net loss                          $(2,473,000)             $(5,470,000)
                                                       ============             ============
                     Loss per common share                   $(.39)                   $(.67)
                                                             ======                   ======

During the year ended December 31, 1997, and the three months ended March 31, 2000 Beta did not grant exercisable warrants or options to employees. As a result, there would be no effect on Beta's net loss or net loss per share.

The fair value of each warrant is estimated on the date of grant using the minimum value option-pricing model in 1998 and the Black Scholes option pricing model for 1999 using the following assumptions:

                                                      1998             1999
                                                      ----             ----
         Expected volatility                           0%             54.42%
         Expected life in years                        2-3               2
         Dividends                                    None             None
         Risk free interest rate                      5.6%         5.07% - 5.84%

The weighted average fair value of the options on the grant dates was $4.31 per share for 1998 and $1.68 for 1999.

     Cancellation of Warrants

On June 21, 1999, certain warrant holders agreed to cancel 87,296 warrants to purchase common stock consisting of 20,000 warrants exercisable at $5.00 per share and 67,296 warrants exercisable at $7.00 per share. All of the cancelled warrants were non-callable with expiration dates on March 12, 2003. The warrants were cancelled for no consideration pursuant to a request by the National Association of Securities Dealers, the "NASD". The warrant holders were certain NASD member firms and their employees who participated in Beta's 1998 private placement, as well as Beta's legal counsel. The cancellation request was made and complied with because the NASD determined that these warrants could be deemed "underwriter's compensation" and the continued existence of these warrants could result in the compensation for the initial public offering exceeding the NASD guidelines. Therefore, all such warrants which could be deemed "underwriter's compensation" in excess of NASD guidelines have been cancelled for no consideration.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

(6)     INCOME TAXES

Income tax (expense) for the period from inception through December 31, 1997 and the years ended 1998 and 1999 is comprised of the following:

                                           Inception                Year ended              Year ended
                                       (June 6, 1997) to           December 31,            December 31,
                                       December 31, 1997               1998                    1999
                                     ----------------------    --------------------    --------------------
     Current:
              Federal            $             -            $           -           $           -
              State                            -                      (800)                   (800)
                                     ----------------------    --------------------    --------------------
                                 $             -            $         (800)         $         (800)
                                     ======================    ====================    ====================
     Deferred:
              Federal            $             -            $           -           $           -
              State                            -                        -                       -
                                     ----------------------    --------------------    --------------------
                                 $             -            $           -           $           -
                                     ======================    ====================    ====================

The actual income tax (expense ) benefit differs from the "expected" tax (expense) benefit (computed by applying the U.S. Federal corporate income tax rate of 34% for each period) as follows:

                                               Inception
                                            (June 6, 1997)        Year ended          Year ended
                                            to December 31,      December 31,        December 31,
                                                 1997                1998                1999
                                           -----------------    ---------------     ---------------

     Amount of expected tax
           (expense) benefit            $             68,535 $          810,458 $         1,829,677
     Non-deductible expenses                           (713)           (23,759)            (13,846)
     State taxes, net                              -                      (800)               (800)
     Change in beginning balance
            of valuation allowance                  (67,822)          (786,699)         (1,815,831)
                                           -----------------    ---------------     ---------------
     Total                              $          -         $            (800) $             (800)
                                           =================    ===============     ===============

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

The components of the net deferred tax asset recognized as of December 31, 1998 and 1999 are as follows:

                                                   December 31,         December 31,
                                                       1998                 1999
                                                 ----------------     ----------------

Long-term deferred tax assets (liabilities)
    Net operating loss carryforwards          $         1,714,694 $          3,989,087
    Furniture, fixtures and equipment                   -                         (130)
    Oil and gas properties                               (605,173)            (695,387)
                                                 ----------------     ----------------
                                                        1,109,521            3,293,830
   Valuation allowance                                 (1,109,521)          (3,293,830)
                                                  ----------------    ----------------
   Net long term deferred tax asset           $         -         $          -
                                                 ================     ================

At December 31, 1999, Beta has net operating loss carryforwards of approximately $9,500,000 which expire in the years 2012 through 2019. Beta has California net operating loss carryforwards for the year ended December 31, 1999 of $8,600,000 which expire in 2005.

Utilization of the tax net operating loss carryforward may be limited in the event a 50% or more change in ownership occurs within a three year period.

(7)     OTHER

     Related Party Transactions

During the period from inception (June 6, 1997) through December 31, 1997, and for the years ended December 31, 1998 and 1999, a director of Beta was paid $20,000, $60,000 and $77,500, respectively, pursuant to a consulting contract for management and geologic evaluation services. In addition, the director subscribed to 350,000 shares of Beta's common stock at a price of $0.05 per share ("founder shares").

A second director of Beta subscribed to 50,000 founder shares at a price of $0.05 per share. In addition, a legal firm with whom the director is a shareholder, subscribed to 20,000 founder shares at a price of $0.05 per share. The legal firm represents Beta as general counsel. The legal firm also received 20,000 common stock purchase warrants presently exercisable at a price of $6.00 per share until expiration on September 1, 2004.

A third director of Beta subscribed to 400,000 founder shares at a price of $0.05 per share.

Beta entered into an expense sharing agreement with Beta Capital Group, Inc., a company owned by the President and Chairman of the Board, and the Treasurer of Beta. The agreement provides for the allocation and reimbursement of certain office expenses such as office rent, secretarial support, office supplies, marketing materials and telephone charges between Beta and Beta Capital Group, Inc. During the period from inception through December 31, 1997 Beta made payments totaling $9,940 to Beta Capital Group, Inc. in connection with this agreement. During the years ended December 31, 1998 and 1999 Beta paid $17,000 and $2,891, respectively, in connection with this agreement.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

Leases

Effective October 1, 1999, Beta entered into a new agreement to lease office space. The lease agreement provides for a 36 -month term expiring in September 2002. Monthly rent payments under the lease agreement commenced in October 1999. Beta is recognizing rent expense ratably over the term of the lease. Total minimum future rental payments under this lease are as follows:

                       Year ended December 31, 2000                           $ 41,472
                                                                            ===========
                       Year ended December 31, 2001                           $ 47,969
                                                                            ===========
                       Year ended December 31, 2002                           $ 37,363
                                                                            ===========

Rent expense for the period ended December 31, 1997 and the years ended December 31, 1998 and 1999 amounted to approximately $8,000, $ 31,000 and $33,000, respectively.

     Beta Acquisition of Red River Energy, Inc.

Beta Oil & Gas, Inc. (“Beta”) entered into an agreement on November 19, 1999 to purchase Red River Energy, Inc. of Tulsa, Oklahoma, a private oil and natural gas company. The purchase price will be paid by the issuance of approximately 2.25 million shares of Beta common stock. The purchase is subject to approval by Beta shareholders.

The assets of Red River Energy, Inc. consist of four components: 1) a 97.4% working interest (80% net revenue interest) in a 30,160 acre unit which is currently producing approximately 3.65 MMBTU/d and 120 Bopd from 22 active wells in the Hunton Limestone formation in Central Oklahoma; 2) an 85% working interest (68% net revenue interest) in 7,500 acres which are currently producing 960 MMBTU/d from 45 wells in the Atoka and Gilcrease formations in Eastern Oklahoma; 3) a gas gathering system consisting of 40 miles of pipeline which is currently transporting approximately 1650 MMBTU/d in Eastern Oklahoma; and 4) a 46 well coal bed methane project also located in Eastern Oklahoma which is currently under development and producing approximately 600 MMBTU/d. Red River Energy, Inc. is the operator of all its properties.

     Stock Option Plan

On August 27, 1999, the board of directors approved an incentive and non-statutory stock option plan which authorizes the Compensation Committee to grant stock option awards to officers, directors and employees. The plan provides, among other things, the following:

€     The maximum number of shares which may be optioned and sold under the plan is 700,000 shares.
€     The per share exercise price for common shares to be issued pursuant to the exercise of an option shall be no less than the fair market value of Beta's common stock as of the date of grant.
€     The per share exercise price for common shares to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant, shall be no less than 110% of the fair market value of Beta's common stock as of the date of grant.
€     The maximum term of the options shall be a maximum of ten years or such lesser time period as the board of directors determines. The maximum time period for options to be issued to persons owning more than 10% of the voting stock of Beta at the date of grant shall be five years from the date of grant.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

The plan is subject to approval by the shareholders of the Company.

     Employment Contracts

Beta has executed an employment contract dated June 23, 1997 with its president who also serves as a director. The contract provides for an indefinite term of employment at an annual salary of $150,000 commencing in October of 1997 and an annual car allowance of up to $12,000. The contract may be terminated by Beta without cause upon the payment of the following:

(a)	Options to acquire the common stock of Beta in an amount equal to 10% of the then issued and outstanding shares containing a five year term, piggyback registration rights and an exercise price equal to 60% of the fair market value of the shares during the sixty day period of time preceding the termination notice, such amount not to exceed $3.00 per share.
(b)	A cash payment equal to two times the aggregate annual compensation.
(c)	In the event of termination without cause, all unvested securities issued by Beta to the Employee shall immediately vest and Beta shall not have the right to terminate or otherwise cancel any securities issued by Beta to the Employee.

On June 23, 1997, Beta entered into an employment agreement with a shareholder. The agreement provides for a two year term at an annual salary of $60,000 for services as "Vice President of Capital Markets". Under separate agreement, the Shareholder subscribed to 350,000 shares of Founders Shares at a price of $0.05 per share. The subscription agreement provides that the shares shall vest over a three year period.

     Deferred Compensation

In 1998, the Company began to offer a simple individual retirement account (IRA) plan for all employees meeting certain eligibility requirements. Employees may contribute up to 3% of the employees eligible compensation. Beta's contribution to the plan for the years ended December 31, 1998 and 1999 was $4,693 and $-0- respectively.

(8)     OTHER ASSETS

Other assets of approximately $166,000 and $465,000 at December 31, 1998 and 1999, and $697,000 as of March 31, 2000, respectively, consisted of unapplied well prepayments.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

(9)     UNAUDITED SUPPLEMENTARY OIL AND GAS RESERVE INFORMATION,br>
The following supplementary information is presented in compliance with United States Securities and Exchange Commission regulations and is not covered by the report of Beta's independent auditors. The information required to be disclosed for the years ended 1998 and 1999 in accordance with FASB Statement No. 69, "Disclosures About Oil and Gas Producing Activities," is discussed below and is further detailed in the following tables. There were no oil and gas reserves as of December 31, 1997.

     The reserve quantities and valuations for fiscal 1998 are based upon estimates by Veazey & Associates, Inc. and Beta's management. The reserve quantities and valuations for fiscal 1999 are based upon estimates by Ryder Scott Company. Proved reserves are the estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e. prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions. Reservoirs are considered proved if economic producibility is supported by either actual production or a conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any, and (B) the immediately adjoining portions not yet drilled, but which can reasonably be judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

Proved developed reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas reserves expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Beta wishes to emphasize that the estimates included in the following tables are by their nature inexact and are subject to changing economic, operating and contractual conditions. At December 31, 1999 most of Beta's reserves are attributable to recently completed wells that have little or no production history as of that date. Reserve estimates for these wells are subject to substantial upward or downward revisions after production commences and a production history is obtained. Accordingly, reserve estimates of future net revenues from production may be subject to substantial revision from year to year. Reserve information presented herein is based on reports prepared by independent petroleum engineers.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect Beta's expectations for actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these are the basis for the valuation process.

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

                        CHANGES IN QUANTITIES OF PROVED PETROLEUM AND NATURAL GAS RESERVES
                        ------------------------------------------------------------------
                            FOR THE YEARS ENDED DECEMBER 31, 1998 and 1999 (Unaudited)
                            ----------------------------------------------------------

                               PROVED RESERVES           (Bbls)               (Mcfs)

Balance at December 31, 1997                               -                    -
     Extensions and discoveries                          1,461             1,596,740
                                                      ------------        -----------
Balance at December 31, 1998                             1,461             1,596,740

         Extensions and discoveries                     13,932             4,228,627
         Revisions of previous estimates                  (370)           (1,180,302)
         Production                                     (1,822)             (475,065)
                                                     -------------        -----------
Balance at December 31, 1999                            13,201             4,170,000
                                                     =============       ==============

                                                        Oil                    Gas
                       PROVED DEVELOPED RESERVES       (Bbls)                 (Mcfs)

December 31, 1997                                        -                     -
                                                    =============       =============

December 31, 1998                                        1,461             1,596,740
                                                    =============       =============
December 31, 1999                                       13,201             4,170,000
                                                    =============       =============

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

RELATING TO PROVED PETROLEUM AND NATURAL GAS RESERVES (Unaudited)

For purposes of the following disclosures, estimates were made of quantities of proved reserves and the periods during which they are expected to be produced. Future cash flows were computed by applying year-end prices to estimated annual future production from proved oil and gas reserves. The average year-end price for oil was $13.14 and $ 23.06 per barrel at December 31, 1998 and 1999, respectively. The average year-end price for gas was $1.85 and $2.19 per mcf at December 31, 1998 and 1999, respectively. Future development and production costs were computed by applying year-end costs to be incurred in producing and further developing the proved reserves. Future income tax expenses were computed by applying, generally, year-end statutory tax rates (adjusted for permanent differences, tax credits and allowances) to the estimated net future pre-tax cash flows. The discount was computed by application of a 10% discount factor. The calculations assume the continuation of existing economic, operating and contractual conditions. However, such arbitrary assumptions have not proven to be the case in the past. Other assumptions of equal validity could give rise to substantially different results.

                                                                    For the year        For the year
                                                                    ended December      ended December
                                                                         31,                 31,
                                                                         1998                1999
                                                                   ----------------    ----------------
Future cash inflows                                             $        2,978,861     $     9,141,659
Future costs-
    Production                                                            (343,478)           (905,242)
    Development                                                            (81,621)           (701,771)
                                                                   ----------------     ----------------
Future net cash inflows before income tax                                2,553,762           7,534,646
Future income tax                                                         -                   -
                                                                   ----------------    ----------------
Future net cash flows                                                    2,553,762           7,534,646
10% discount factor                                                       (837,154)         (1,521,674)
                                                                   ----------------    ----------------
Standardized measure of discounted future net cash flows       $         1,716,608 $         6,012,972
                                                                   ================    ================

BETA OIL & GAS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information subsequent to December 31, 1999 is unaudited)

CHANGES IN THE STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH

FLOWS FROM PROVED PETROLEUM AND NATURAL GAS RESERVE

QUANTITIES (Unaudited)

The following are the principal sources of changes in the standardized measure of discounted future net cash flows:

                                                                     For the year        For the year
                                                                    ended December      ended December
                                                                         31,                 31,
                                                                         1998                1999
                                                                   ----------------    ----------------

Standardized measure of discounted future net cash
         flows--beginning of year                               $         -         $         1,716,608

Oil & gas sales, net of costs                                             -                 (1,117,941)
Extensions and discoveries, net of future costs                           1,716,608           6,374,495
Changes in prices and costs                                               -                     447,063
Change in development costs                                               -                   (443,525)
Accretion of discount                                                     -                     171,661
Revisions of previous estimates                                           -                 (1,135,389)
                                                                   ----------------    ----------------
Standardized measure of discounted future net cash
             flows--end of year                                 $         1,716,608 $         6,012,972
                                                                    ================    ================

During 1999, Beta recognized downward revisions in oil and gas reserves due to disappointing production results associated with two wells in which Beta recorded reserves at December 31, 1998.

ANNEX D

ANNEX D

ONEOK RESOURCES COMPANY

Statements of Revenues and Direct Operating Expenses

of

Certain Properties Being Sold to Red River Energy, Inc.

For the Years Ended

December 31, 1998 (unaudited) and 1999

and

For the Three Months Ended

March 31, 1999 and 2000 (unaudited)

INDEX TO FINANCIAL STATEMENTS

Page ----
Independent Auditor's Report......................................................................................D-3

Statements of Revenues and Direct Operating Expenses - For the Years Ended
     December 31, 1998 (unaudited) and 1999 and For the Three Months Ended
     March 31, 1999 and 2000 (unaudited)..........................................................................D-4

Notes to Statements of Revenues and Direct Operating Expenses.....................................................D-5

INDEPENDENT AUDITOR’S REPORT

The Stockholders and Board of Directors
ONEOK Resources Company
Tulsa, Oklahoma

We have audited the accompanying statement of revenues and direct operating expenses of the certain properties being sold to Red River Energy, Inc. (ONEOK properties) of ONEOK Resources Company (see Note 1) for the year ended December 31, 1999. This statement is the responsibility of the ONEOK Resources Company’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the proxy statement of Beta Oil & Gas, Inc.) as described in Note 2 and is not intended to be a complete presentation of the ONEOK properties’ revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the ONEOK properties for the year ended December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Hein + Associates, LLP

Hein + Associates, LLP
Orange, California

June 15, 2000

                                                           ONEOK PROPERTIES

                                         STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                                                        FOR THE YEARS ENDED                    FOR THE THREE MONTHS ENDED
                                                            DECEMBER 31,                                MARCH 31,
                                                     1998                  1999                  1999                  2000
                                               ------------------    ------------------    ------------------    ------------------
                                                  (unaudited)                                 (unaudited)           (unaudited)
REVENUES:
     Oil and gas sales                         $      1,767,840      $      2,087,384      $        384,776      $        657,610

COSTS AND EXPENSES:
     Oil and gas production costs                       767,200               940,267               216,007               221,718
                                               ----------------      ----------------      ----------------      ----------------

EXCESS OF REVENUES OVER DIRECT OPERATING
     EXPENSES                                   $     1,000,640      $      1,147,117      $        168,769      $        435,892
                                                ===============      ================      ================      ================

                                          See accompanying notes to this financial statement

                                                           ONEOK PROPETITES

                                     NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                                    (Information the year ended December 31, 1998 and subsequent to
                                                    December 31, 1999 is unaudited)

1. NATURE OF OPERATIONS:
   --------------------

    On May 1, 2000,  ONEOK  Resources  Company  (ONEOK)  entered into a purchase and sale agreement (the agreement) to sell certain oil and gas properties and related assets  (collectively,  the properties) to Red River Energy, Inc. (Red River). The purchase price at
    January 1, 2000,  the effective  date,  $6,041,680,  was subject to certain  adjustments  including net revenues (as defined in the agreement)  between the effective date and the closing date. The net purchase  price at closing,  June 15, 2000, was  approximately
    $5,608,808 and is subject to additional  adjustment.  The  properties,  are primarily  designated as oil wells with  associated gas leases and are located in the following three geographic concentrations:  mid-continent including Kansas, Oklahoma, North Texas and the Texas Panhandle, West Texas, and Texas Gulf Coast.

2.  BASIS OF PRESENTATION:
    ---------------------

    Revenues and direct operating expenses for the oil and gas properties included in the accompanying statements represent ONEOK's interest in the properties and are presented on the accrual basis of accounting. Certain costs, such as depreciation, depletion, and amortization, general and administrative expenses and federal and state income taxes were not allocated to the above properties because the property interests and related assets acquired represent only a portion of ONEOK's business and the costs incurred by ONEOK are not necessarily indicative of the costs to be incurred by Red River.  Historical financial information reflecting financial position, results of operations and cash flows of the properties are not presented because the entire acquisition cost was assigned to the oil and gas property interests.  Accordingly, historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange
    Commission Regulation S-X.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period.  Actual results could differ from those estimates.

                                                           ONEOK PROPETITES

                                     NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                                    (Information the year ended December 31, 1998 and subsequent to
                                                    December 31, 1999 is unaudited)

3.      RELATED PARTIES:
        ---------------

   Included in oil and gas revenues for the properties is approximately $11,919 for the year ended December 31, 1999 and $2,367 and
   $981 for the three months ended March 31, 1999 and 2000, respectively, related to the sales to affiliates of ONEOK.

4.     COMMITMENTS:
       ------------
    Pursuant to the terms of the agreement, certain claims, litigation or disputes pending as of the effective date and certain matters arising in connection with ownership of the properties prior to the effective date are retained by ONEOK.
    ONEOK is not aware of any claims, litigation or disputes which should be accrued or disclosed in accordance with FASB5
    "Accounting for Contingencies."

5.      UNAUDITED SUPPLEMENTARY OIL AND GAS RESERVE INFORMATION:
        -------------------------------------------------------

    The following  supplementary  information is presented in compliance with United States Securities and Exchange  Commission ("SEC")
    regulations and is not covered by the report of the Company's independent auditors.

     The information  required to be disclosed for the years ended 1998 and 1999 in accordance with FASB Statement No. 69, "Disclosures
     About Oil and Gas Producing Activities," is discussed below and is further detailed in the following tables.

     Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.  Approximately 74% and 69% of the proved reserves (on a barrels of oil equivalent basis) attributable to the ONEOK properties at December 31, 1998 and 1999, respectively were proved developed with the remaining reserves being proved undeveloped. Reserve estimates require substantial judgement on the part of petroleum engineers resulting in imprecise determinations, particularly with respect to new discoveries.  Accordingly, it is expected that the estimates of reserves will change as future production and development information become available.  At December 31, 1998 and 1999, all of the properties'
     proved oil and gas reserve quantities are located in Texas, Kansas, and Oklahoma.  The following table presents estimates of the properties' net proved oil and gas reserves and changes therein for the years ended December 31, 1998 and 1999:

                                                           ONEOK PROPETITES

                                     NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                                    (Information the year ended December 31, 1998 and subsequent to
                                                    December 31, 1999 is unaudited

     Changes in Quantities of Proved Petroleum and Natural Gas Reserves (unaudited)
     ------------------------------------------------------------------------------

                                                                             PROVED RESERVES
         --------------------------------------------------
                                                                         OIL                 GAS
                                                                       (BBLS)               (MCF)
         --------------------------------------------------      ------------------- --------------------

           Proved reserves, December 31, 1997                            197,243           4,914,245
         --------------------------------------------------

         --------------------------------------------------
              Purchase of minerals in place                              562,100             456,400
         --------------------------------------------------
              Production                                                 (48,445)           (555,306)
         --------------------------------------------------
              Revisions of previous estimates and other                   69,582              69,801
                                                                     ---------------     ---------------
         --------------------------------------------------

         --------------------------------------------------
           Proved reserves, December 31, 1998                            780,480           4,885,140
         --------------------------------------------------

         --------------------------------------------------
              Purchase of minerals in place                               69,900           1,072,500
         --------------------------------------------------
              Production                                                 (62,843)           (462,565)
         --------------------------------------------------
              Revisions of previous estimates and other                    5,398              92,029
                                                                     ---------------     ---------------
         --------------------------------------------------

         --------------------------------------------------
           Proved reserves, December 31, 1999                            792,935           5,587,104
                                                                     ===============     ===============
         --------------------------------------------------

       Standardized  Measure of  Discounted  Future Net Cash Flows  (unaudited)  - Statement of Financial  Accounting  Standards No. 69
       ------------------------------------------------------------------------
       prescribes  guidelines  for  computing a  standardized  measure of future cash flows and changes  therein  relating to estimated proved reserves.  ONEOK has followed these guidelines which are briefly discussed below.

       Future cash inflows and future production and development costs are determined by applying year-end prices and costs to the estimated quantities of oil and gas to be produced.  Estimates of future income taxes are computed using current statutory income tax rates including consideration for estimated future statutory depletion and tax credits.  The resulting net cash flows are reduced to present value amounts by applying a 10% discount factor.

       The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect ONEOK's expectations for actual revenues to be derived from those reserves nor their present worth.  The limitations inherent in the reserve quantity estimation process, as discussed previously are equally applicable
       to the standardized measure computations since those estimates are the basis for the valuation process.

                                                           ONEOK PROPETITES

                                     NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                                    (Information the year ended December 31, 1998 and subsequent to
                                                    December 31, 1999 is unaudited

       The future cash flows presented by Red River in the future will be based upon its cost structure and timing of future development and production may be significantly different from those of ONEOK.  The following summary sets forth ONEOK's future net cash flows relating to proved oil and gas reserves as of December 31, 1998 and 1999 based on the standardized measure prescribed in Statement of Financial Accounting Standard No. 69.

                                                                                   YEAR ENDED DECEMBER 31,
                                                                               1998                        1999
                                                                    --------------------------    -----------------------

           Future cash inflows                                      $         17,395,529          $         31,071,083
           Future costs-
             Production                                                      (12,908,981)                  (12,879,318)
             Development                                                      (1,108,428)                   (1,220,328)
                                                                    ---------------------         ---------------------
           Future net cash inflows before income tax                           3,378,120                    16,971,437
           Future income tax                                                    -                           (4,545,052)
                                                                    --------------------          --------------------
           Future net cash flows                                               3,378,120                    12,426,385
           10% discount factor                                                (1,141,044)                   (4,493,528)
                                                                    --------------------          --------------------
           Future net cash flows                                    $          2,237,076          $          7,932,857
                                                                    ====================          ====================

       Changes in the  Standardized  Measure  (unaudited)  - The following  are the  principal  sources of changes in the  standardized
       --------------------------------------------------
       measure of discounted future net cash flows for the years ended December 31, 1998 and 1999:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                               1998                        1999
                                                                    --------------------------    -----------------------

           Standardized measure, beginning of year                  $          3,917,761          $          2,237,076

           Purchase of minerals in place                                         493,790                     1,616,289
           Sale of oil and gas produced, net of production
                costs                                                         (1,000,640)                   (1,147,117)
           Changes in income taxes, net                                          116,055                    (2,473,702)
           Changes in prices and costs                                        (1,917,868)                    9,105,682
           Changes in development costs                                          615,944                        88,938
           Accretion of discount                                                 391,776                       223,708
           Revisions of estimates and other                                     (379,742)                   (1,718,017)
                                                                    --------------------          --------------------
           Standardized measure, end of year                        $          2,237,076          $          7,932,857
                                                                    ====================          ====================

Annex E

BETA OIL & GAS, INC.

AMENDED AND RESTATED 1999 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

[GRAPHIC OMITTED][GRAPHIC OMITTED]

BETA OIL & GAS, INC.

AMENDED AND RESTATED

1999 INCENTIVE AND NONSTATUTORY

STOCK OPTION PLAN

        1. Purpose of Plan.  The purpose of this 1999 Incentive and Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees, Directors and Consultants of BETA OIL & GAS, INC. (the “Company”) and to promote the success of the Company’s business. Options granted hereunder may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or “nonstatutory stock options,” at the discretion of the Board and as reflected in the terms of the written stock option agreement.

        2.  Definitions. As used herein, the following definitions shall apply:

           (a)  "Board" shall mean the Board of Directors of the Company, or if a Committee is appointed, "Board" shall refer to the Committee if the context so requires.

           (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

           (c)  "Common Stock" shall mean the $.001 par value common stock of the Company.

           (d)  "Company" shall mean BETA OIL & GAS, INC., a Nevada corporation.

           (e)  "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

           (f)  "Consultant"shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services.

           (g)  "Continuous Status as an Employee"shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

           (h)  "Employee"shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company.

           (i)  "Incentive Stock Option"shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted an Incentive Stock Option under the Plan.

           (j)  "Non-Employee Director"shall mean a director who:

              (i)Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company;

              (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission; and

              (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

           (k)  "Nonstatutory Stock Option"shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted a Nonstatutory Stock Option under this Plan. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

           (l)  "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock Option or both as identified in a written Stock Option Agreement representing such stock option granted pursuant to the Plan.

           (m)  "Optioned Stock" shall mean the Common Stock subject to an Option.

           (n)  "Optionee" shall mean an Employee or other person who is granted an Option.

           (o)  "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (p)  "Plan" shall mean this 1999 Incentive and Nonstatutory Stock Option Plan.

           (q)  "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

           (r)  "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

           (s)  "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

              4.Administration of the Plan.

           (a)Procedure. The Plan shall be administered by a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. If the Company has a class of its equity securities registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), the Board shall appoint the Committee.

              (i)Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph (a)(i) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

              (ii)Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

           (b)Powers of the Board.Subject to the provisions of the Plan, the Board (or the Committee, subject to the approval of the Board) shall have the authority, in its discretion:

              (i)To grant Incentive Stock Options, in accordance with Section 422 of the Code, and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a “tandem” exercise arrangement such that the exercise of one such Option affects the Optionee’s right to exercise the other Option granted under such Stock Option Agreement;

              (ii)To determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;

              (iii)To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan;

              (iv)To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

              (v)To interpret the Plan;

              (vi)To prescribe, amend and rescind rules and regulations relating to the Plan;

              (vii)To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

              (viii)To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan;

              (ix)To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and

              (x) To make all other determinations deemed necessary or advisable for the administration of the Plan.

              (xi)To determine whether a holder of Nonstatutory Stock Options granted under this Plan shall have engaged in conduct which is contrary to the best interests of the Company and whose Nonstatutory Stock Option is therefore subject to cancellation as set forth in Section 7.

           (c)Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

        5.Eligibility.

           (a)Persons Eligible. Options may be granted to any Employee, Director, Officer or Consultant of the Company selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, at the discretion of the Committee, if a Committee has been appointed, or the Board, be granted an additional Option or Options.

           (b)No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

        6. Term of Plan.  The Plan became effective on the date first approved and adopted by the Board of Directors, as set forth on the last page of this Plan. It shall continue in effect for 10 years from the date of such approval and adoption, unless sooner terminated under Section 13 of the Plan.

        7. Term of Option.  The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

        The Nonstatutory Stock Options granted to, and held by, any person under this Plan, may be deemed canceled and forfeited by the Board, if the Board, in its sole discretion, determines that the conduct of the holder of such Nonstatutory Stock Option has been contrary to the best interests of the Company and could reasonably be deemed by the Board to have a material adverse effect on the Company or the business of the Company.

        8.Exercise Price and Consideration.

           (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than the fair market value of Shares of common stock as of the date of grant of the option or such higher price as may be determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

              (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

              (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

           (b)Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

              (i) If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

              (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

              (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

           (c) Consideration and Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee or the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Nevada Business Corporation Act.

        9.Exercise of Option.

           (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

        In the sole discretion of the Board, at the time of the grant of an Option or subsequent thereto but prior to the exercise of an Option, an Optionee may be provided with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) and this Section 9(a) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for exercise under the Option, by the number of Shares as to which the Option is exercised.

           (b)Termination of Status as an Employee. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option, after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise the Option at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise any portion of the Option which he was entitled to exercise at the date of termination within the time specified herein, the Option shall terminate.

           (c) Disability of Optionee. In the case of an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise any portion of the Option which he was entitled to exercise at the date of disability within the time specified herein, the Option shall terminate.

           (d)Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

              (i)During the term of the Option if the Optionee was at the time of his death an Employee the Company and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

              (ii)Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        10. Nontransferability of Options..  In the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (a “sale or other transfer”) other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. In the case of a nonstatutory stock option, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner during the period ending one year from the date of grant and thereafter only (i) after written notice to the Board and (ii) in a manner which is in compliance with all applicable provisions of the Securities Act of 1933, as amended (“1933 Act”) and the 1934 Act to the reasonable satisfaction of the Company. Upon any permitted sale or other transfer, the transferee shall remain subject to all terms and conditions of the Plan and the Stock Option Agreement.

        11. Adjustments Upon Changes in Capitalization or Merger.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

        In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

        12. Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

        13.Amendment and Termination of the Plan.

           (a)Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

              (i)An increase in the number of Shares subject to the Plan above 700,000 Shares, other than in connection with an adjustment under Section 11 of the Plan;

              (ii)Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

              (iii)Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan in accordance with the Code.

           (b)Effect of Amendment or Termination.Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the 1933 Act, the 1934 Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

        As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

        15. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. Option Agreement.  Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement. The Stock Option Agreement shall be in the form and shall include the terms and conditions set forth on Exhibit A attached hereto.

        17. Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company. Such shareholder approval and any shareholder approval required under Section 13 of the Plan, may be obtained at a duly held shareholders meeting by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by majority written consent of the shareholders in accordance with the provisions of the Nevada Business Corporation Act.

        18.  Information to Optionees.  The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

        19. Gender.As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

        20. CHOICE OF LAW.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEVADA.

Adopted by Directors:      Effective January 6, 1999
Adopted by Shareholders:   Effective ____________

BETA OIL & GAS, INC.
organized under the laws of Nevada

                                                               ATTEST:

By/s/ Steve Antry                                             /s/Lisa Antry
    Chairman                                                  Secretary

REQUEST FOR CONSENT

BETA OIL & GAS, INC. (“Company”)
6120 S. Yale, Suite 813
Tulsa, Oklahoma 741360

THIS IS A REQUEST FOR THE CONSENT OF THE SHAREHOLDERS TO THE
ACTION TO BE TAKEN AS TO THE RESOLUTION SET FORTH BELOW

ON OR AFTER, BUT NO EARLIER THAN, SEPTEMBER 11, 2000

CONSENT TO ACTION IN LIEU OF A SPECIAL MEETING
OF THE SHAREHOLDERS

The undersigned acknowledges that he/she/it/they have received a copy of the Proxy Statement, dated _____, 2000, concerning the proposed merger of the Company's wholly owned subsidiary, Beta Acquisition Company, Inc., an Oklahoma corporation, with and into Red River Energy, Inc., an Oklahoma corporation. On the basis of his/her/its/their review of the information contained in such Proxy Statement, the undersigned hereby (please check the appropriate box If you sign and return the enclosed consent forms to the Company without checking either of these boxes, the consent forms will be treated as though you consented to the proposed merger)

€  Consents    €  Withholds Consent

as to the following resolution:

     RESOLVED, that the Agreement and Plan of Merger, dated November 19 , 1999 as amended, by and between the Company and Beta Acquisition Company, Inc. and Red River Energy, Inc. and the shareholders of the Red River Energy, Inc. and the merger of Beta Acquisition Company, Inc. with and into Red River Energy, Inc., as described in the Agreement and Plan of Merger, is hereby ratified and approved by the shareholders of the Company.; and

     RESOLVED FURTHER, that this consent may executed in multiple counterparts, all of which shall be taken together and considered a single consent.

     FAILURE TO RETURN THIS REQUEST FOR CONSENT WILL HAVE THE EFFECT OF WITHHOLDING CONSENT WITH RESPECT TO THE RESOLUTION SET FORTH ABOVE. TO BE APPROVED UNDER NEVADA LAW AND THE COMPANY'S BYLAWS THE RESOLUTION MUST RECEIVE THE CONSENT OF THE HOLDERS OF RECORD OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK AS DETERMINED ON JULY 17, 2000, THE RECORD DATE.

Dated: __________________, 2000.

Signature

Signature (if held jointly)

Please sign exactly as your name(s) appear(s) herein. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please add your full title as such. If a corporation is submitting this Consent, it should be executed in its full corporate name by a duly authorized officer. If a partnership or limited liability company is submitting this Consent, it should be signed in the full name of the entity by an authorized person.

REQUEST FOR CONSENT

BETA OIL & GAS, INC. ("Company")
6120 S. Yale, Suite 813
Tulsa, Oklahoma 74136

THIS IS A REQUEST FOR THE CONSENT OF THE SHAREHOLDERS TO THE
ACTION TO BE TAKEN AS TO THE RESOLUTION SET FORTH BELOW

ON OR AFTER, BUT NO EARLIER THAN, SEPTEMBER 11 , 2000

CONSENT TO ACTION IN LIEU OF A SPECIAL MEETING
OF THE SHAREHOLDERS

The undersigned acknowledges that he/she/it/they have received a copy of the Proxy Statement, dated August 8, 2000, which in part under Proposed No. 2 discusses the Company's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan ("Plan"), a copy of which is appended to the Proxy Statement as Appendix D. Based on his/her/its/their review of the information contained in such Proxy Statement, pertaining to the Plan, the undersigned hereby (please check the appropriate box. If you sign and return the enclosed consent forms to the Company without checking either of these boxes, such consent forms will be treated as though you consented to the proposed Plan)

€  Consents    € Withholds Consent

as to the following resolution:

     RESOLVED, that the Shareholders of the Company hereby ratify and approve the adoption of the Company's Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan by the Company's Board of Directors: and

     RESOLVED FURTHER, that this consent may executed in multiple counterparts, all of which shall be taken together and considered a single consent.

     FAILURE TO RETURN THIS REQUEST FOR CONSENT WILL HAVE THE EFFECT OF WITHHOLDING CONSENT WITH RESPECT TO THE RESOLUTION SET FORTH ABOVE. TO BE APPROVED UNDER NEVADA LAW AND THE COMPANY'S BYLAWS THE RESOLUTION MUST RECEIVE THE CONSENT OF THE HOLDERS OF RECORD OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK AS DETERMINED ON JULY 17, 2000, THE RECORD DATE.

Dated: __________________, 2000.

Signature

Signature (if held jointly)

Please sign exactly as your name(s) appear(s) herein. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please add your full title as such. If a corporation is submitting this Consent, it should be executed in its full corporate name by a duly authorized officer. If a partnership or limited liability company is submitting this Consent, it should be signed in the full name of the entity by an authorized person.